Office: +1 (303) 620 0020 • inquiry@dolbear.com • www.dolbear.com Behre Dolbear Group, Inc. 4255 South Buckley Road, #425 Aurora, Colorado 80013 USA TECHNICAL REPORT SUMMARY DAYTON CONSOLIDATED PROJECT LYON COUNTY, NEVADA, USA LATITUDE 39°15ʹ15.63″ NORTH LONGITUDE 119°38ʹ16.45″ WEST EFFECTIVE DATE: NOVEMBER 1, 2022 PUBLICATION DATE: NOVEMBER 30, 2022 Prepared For: Comstock Exploration and Development LLC. PO Box 1118 Virginia City, Nevada 89440 Prepared By: Behre Dolbear & Company (USA), Inc. 4255 South Buckley Road, #425 Aurora, Colorado 80013 Robert E. Cameron, Ph.D., QP #01357 Joseph A. Kantor, QP #01309

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) i BEHRE DOLBEAR TABLE OF CONTENTS 1.0 EXECUTIVE SUMMARY ............................................................................................................................. 1 1.1 PROPERTY POSITION AND OWNERSHIP .................................................................................. 1 1.2 GEOLOGY ......................................................................................................................................... 2 1.3 MINERALIZATION.......................................................................................................................... 3 1.4 STATUS OF EXPLORATION .......................................................................................................... 4 1.5 RESOURCES AND RESERVES ...................................................................................................... 5 1.6 MINING METHODS ......................................................................................................................... 5 1.7 CONCLUSIONS ................................................................................................................................ 5 1.7.1 Geology, Exploration, Sampling, and Assaying ................................................................... 5 1.8 RECOMMENDATIONS ................................................................................................................... 6 1.8.1 Geology, Sampling, and Quality Assurance/Quality Control (QA/QC) ............................... 6 2.0 INTRODUCTION ........................................................................................................................................... 8 2.1 ISSUER .............................................................................................................................................. 8 2.2 PURPOSE .......................................................................................................................................... 8 2.3 SOURCES OF INFORMATION ....................................................................................................... 8 2.4 BEHRE DOLBEAR TEAM MEMBERS .......................................................................................... 8 2.5 BEHRE DOLBEAR PERSONNEL PERFORMING INSPECTIONS OF THE PROPERTY ..................................................................................................................................... 10 2.6 INITIAL TECHNICAL REPORT ................................................................................................... 10 3.0 PROPERTY DESCRIPTION ........................................................................................................................ 11 3.1 CURRENT LAND POSITION ........................................................................................................ 11 3.1.1 Royalties, Encumbrances, and Significant Factors ............................................................. 13 4.0 ACCESSIBILITY, CLIMATE, LOCAL RESOURCES, INFRASTRUCTURE, AND PHYSIOGRAPHY ........................................................................................................................................ 14 5.0 HISTORY ...................................................................................................................................................... 15 6.0 GEOLOGICAL SETTING, MINERALIZATION, AND DEPOSIT ........................................................... 17 6.1 REGIONAL GEOLOGY ................................................................................................................. 17 6.1.1 Regional Stratigraphy .......................................................................................................... 21 6.1.2 Regional Structure ............................................................................................................... 22 6.1.3 Regional Alteration ............................................................................................................. 24 6.2 COMSTOCK DISTRICT MINERALIZATION ............................................................................. 24 6.3 DAYTON PROPERTY GEOLOGY ............................................................................................... 30 6.3.1 Dayton Property Structural Geology ................................................................................... 35 6.4 DAYTON MINERALIZATION ...................................................................................................... 36 6.4.1 Dayton Project Mineralized Lithologies ............................................................................. 38 6.5 DRILL PLAN AND REPRESENTATIVE SECTIONS .................................................................. 40 6.6 DAYTON ADIT SAMPLING ......................................................................................................... 60 6.7 DAYTON PROJECT GEOLOGIC MODEL ................................................................................... 61 7.0 EXPLORATION ........................................................................................................................................... 64 7.1 EXPLORATION PROCEDURES AND PARAMETERS .............................................................. 64 7.1.1 Surface Sampling Methods and Sample Quality ................................................................. 64 7.1.2 Location and Nature of Surface Samples Collected ............................................................ 64

Dayton Consolidated Report Effective Date: November 1, 2022 TABLE OF CONTENTS (continued) Project 18-061 (S-K 1300) ii BEHRE DOLBEAR 7.2 GEOPHYSICAL SURVEYS ........................................................................................................... 64 7.2.1 Ground Magnetic Surveys ................................................................................................... 64 7.2.2 Airborne Versatile Time-domain Electromagnetic Survey (VTEM™) .............................. 66 7.2.2.1 Airborne Magnetic Survey .................................................................................. 67 7.2.2.2 Airborne Electromagnetic Survey ....................................................................... 68 7.3 DRILLING ....................................................................................................................................... 70 7.3.1 Drilling Procedures ............................................................................................................. 72 7.3.2 RC Drill Hole Cleaning ....................................................................................................... 72 7.3.3 Hole Plugging ...................................................................................................................... 72 7.3.4 RC and Core Drill Costs ...................................................................................................... 72 7.3.5 RC Drill Sampling ............................................................................................................... 72 7.3.6 Core Drill Sampling ............................................................................................................ 73 7.3.7 Drill Hole Logging Procedures ........................................................................................... 73 7.3.8 Drill Hole Surveying ........................................................................................................... 74 7.3.9 Drill Sample Recovery ........................................................................................................ 74 7.3.10 Noise Abatement ................................................................................................................. 74 7.3.11 Security ............................................................................................................................... 74 7.3.12 Accuracy and Reliability of Drill Hole Results ................................................................... 74 7.3.13 Interpretation and Relevant Results .................................................................................... 75 7.4 HYDROLOGY ................................................................................................................................. 75 7.5 GEOTECHNICAL DATA ............................................................................................................... 75 7.6 SPRING VALLEY EXPLORATION .............................................................................................. 75 7.7 OEST EXPLORATION TARGET .................................................................................................. 78 7.8 EXPLORATION METHODOLOGY IMPROVEMENTS ............................................................. 78 8.0 SAMPLE PREPARATION, ANALYSES, AND SECURITY ..................................................................... 80 8.1 SAMPLE PREPARATION AND QUALITY CONTROL METHODS ONSITE .......................... 80 8.1.1 Sample Splitting and Reduction Methods Prior to Shipment .............................................. 81 8.1.2 Security ............................................................................................................................... 81 8.2 LABORATORY SAMPLE PREPARATION, ASSAYING, AND ANALYTICAL PROCEDURES ................................................................................................................................ 81 8.2.1 Certified Laboratories ......................................................................................................... 81 8.2.2 Laboratory Sample Preparation ........................................................................................... 82 8.2.3 Assay Procedures ................................................................................................................ 82 8.3 DAYTON PROJECT QUALITY ASSURANCE/QUALITY CONTROL ..................................... 83 8.3.1 QA/QC on Certified Reference Materials ........................................................................... 83 8.3.2 QA/QC on Gold Standards .................................................................................................. 83 8.3.2.1 Conclusions on Gold Standard QA/QC .............................................................. 92 8.3.3 QA/QC on Silver Standards ................................................................................................ 92 8.3.3.1 Conclusions on Silver QA/QC ............................................................................ 95 8.3.4 AAL In-house Check Assaying ........................................................................................... 95 8.4 BLANKS .......................................................................................................................................... 95 8.5 CHECK ASSAYING ....................................................................................................................... 95 8.6 CONCLUSIONS ON CHECK ASSAYING.................................................................................. 103 8.7 QA/QC RECOMMENDATIONS .................................................................................................. 103 8.8 ADEQUACY OF SAMPLE PREPARATION, SECURITY, AND ANALYTICAL PROCEDURES .............................................................................................................................. 103

Dayton Consolidated Report Effective Date: November 1, 2022 TABLE OF CONTENTS (continued) Project 18-061 (S-K 1300) iii BEHRE DOLBEAR 9.0 DATA VERIFICATION ............................................................................................................................. 104 9.1 ELECTRONIC DATABASE VERIFICATION ............................................................................ 104 9.2 INDEPENDENT SAMPLING ....................................................................................................... 105 9.3 ADEQUACY OF THE DATA ....................................................................................................... 105 10.0 MINERAL PROCESSING AND METALLURGICAL TESTING ........................................................... 106 10.1 SUMMARY ................................................................................................................................... 106 10.2 PHASE 1 METALLURGICAL TESTING (2008 TO 2010) ......................................................... 107 10.3 PHASE 2 METALLURGICAL TESTING (2011) ........................................................................ 107 10.3.1 Bottle Roll – Bulk Material Samples ................................................................................ 107 10.3.2 2010 Testing ...................................................................................................................... 108 10.3.3 2011 Testing ...................................................................................................................... 108 10.3.4 Bulk Sample and Core Composite Column Leach Tests .................................................. 112 10.4 METALLURGICAL MINERALOGY .......................................................................................... 114 11.0 MINERAL RESOURCE ESTIMATES ...................................................................................................... 116 11.1 INTRODUCTION .......................................................................................................................... 116 11.2 ELECTRONIC DATABASE ......................................................................................................... 116 11.3 CAPPING OF ASSAY GRADES .................................................................................................. 116 11.4 BULK DENSITY DETERMINATION ......................................................................................... 117 11.5 MINERALIZED ZONE BOUNDARIES ...................................................................................... 117 11.6 BLOCK MODEL PARAMETERS ................................................................................................ 121 11.7 ESTIMATION PROCEDURES ..................................................................................................... 121 11.8 VARIOGRAPHY ........................................................................................................................... 122 11.9 KRIGING DETAILS ..................................................................................................................... 125 11.10 BLOCK MODEL RESULTS ......................................................................................................... 126 11.11 BLOCK MODEL CHECKS .......................................................................................................... 128 11.12 ECONOMIC PIT SHELL .............................................................................................................. 130 11.13 RESOURCE CLASSIFICATION .................................................................................................. 133 12.0 MINERAL RESERVE ESTIMATES ......................................................................................................... 136 13.0 MINING METHODS .................................................................................................................................. 137 14.0 PROCESSING AND RECOVERY METHODS ........................................................................................ 138 15.0 INFRASTRUCTURE .................................................................................................................................. 139 16.0 MARKET STUDIES ................................................................................................................................... 140 17.0 ENVIRONMENTAL STUDIES, PERMITTING, AND PLANS, NEGOTIATIONS, OR AGREEMENTS WITH LOCAL INDIVIDUALS OR GROUPS .............................................................. 141 17.1 SOCIAL RESPONSIBILITY/COMMUNITY RELATIONS ....................................................... 142 18.0 CAPITAL AND OPERATING COSTS ..................................................................................................... 144 19.0 ECONOMIC ANALYSIS ........................................................................................................................... 145 20.0 ADJACENT PROPERTIES ........................................................................................................................ 146 21.0 OTHER RELEVANT DATA AND INFORMATION ............................................................................... 147 22.0 INTERPRETATION AND CONCLUSIONS ............................................................................................ 148 22.1 GEOLOGY ..................................................................................................................................... 148 22.2 DRILLING, SAMPLING, AND ASSAYING ............................................................................... 148

Dayton Consolidated Report Effective Date: November 1, 2022 TABLE OF CONTENTS (continued) Project 18-061 (S-K 1300) iv BEHRE DOLBEAR 23.0 RECOMMENDATIONS ............................................................................................................................ 149 23.1 GEOLOGY AND SAMPLING ...................................................................................................... 149 23.2 RECOMMENDED EXPLORATION BUDGET ........................................................................... 150 24.0 REFERENCES ............................................................................................................................................ 152 25.0 RELIANCE ON INFORMATION PROVIDED BY THE REGISTRANT ............................................... 156 APPENDIX 1.0 LIST OF CLAIMS ................................................................................................................... 157 APPENDIX 2.0 WELL LOG DETAILS AND WELL DRILLER’S LITHOLOGIC REPORTS ..................... 163

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) v BEHRE DOLBEAR LIST OF TABLES Table 1.1 Dayton Estimated In-Situ Mineral Resources as of November 1, 2022 ............................................... 5 Table 5.1 Published Production Figures for the Comstock District ................................................................... 15 Table 5.2 Recorded Production Totals from Dayton Resource Area1 ................................................................ 16 Table 7.1 Tabulation of All Dayton Project Drilling.......................................................................................... 70 Table 7.2 Cost per Foot of RC and Core Drilling .............................................................................................. 72 Table 8.1 Comstock – Standards and Blanks ..................................................................................................... 81 Table 8.2 Average Difference ............................................................................................................................ 98 Table 10.1 Summary of Metallurgical Results, Bottle Roll Tests, Comstock Bulk Material Samples, and Varied Crush Sizes ..................................................................................................... 110 Table 10.2 Summary of Metallurgical Results, Column Leach Tests, Comstock Bulk Material Samples, Varied Crush Sizes ............................................................................................................ 113 Table 11.1 Specific Gravity Test Results – Specific Gravity and Tonnage Factors by Rock Type ................... 117 Table 11.2 Assay Statistics by Mineralized Zone – Gold and Silver Assay Statistics by Mineralized Zone ............................................................................................................................. 119 Table 11.3 Block Model Parameters .................................................................................................................. 121 Table 11.4 Dayton Variogram Parameters ......................................................................................................... 125 Table 11.5 Blocks Estimated in Each Pass ......................................................................................................... 126 Table 11.6 Block Statistics by Mineralized Zone – Gold and Silver Assay Block Statistics by Mineralized Zone ............................................................................................................................. 127 Table 11.7 Global Modeled Results ................................................................................................................... 128 Table 11.8 Comparison of Coded Assays with Modeled Block Grades ............................................................ 130 Table 11.9 Economic Parameters ....................................................................................................................... 130 Table 11.10 Economic Shell Results at $1,800 per Ounce of Gold ..................................................................... 131 Table 11.11 Constrained Resources at Various Cut-offs as of November 1, 2022 .............................................. 134 Table 11.12 Dayton Estimated In-Situ Mineral Resources as of November 1, 20221 ......................................... 135 Table 17.1 Environmental Agencies, Permit Documents, Permit Requirements and Permit Number .............. 141 Table 17.2 Additional Permits to Conduct Exploration ..................................................................................... 141 Table 17.3 Permits Needed to Obtain for Production ........................................................................................ 142 Table 23.1 Drilling Cost Estimates .................................................................................................................... 151 Table A.1.1 Comstock Exploration and Development LLC ................................................................................ 158 Table A.1.2 Comstock Exploration and Development LLC ................................................................................ 161 Table A.1.3 Comstock Exploration and Development LLC ................................................................................ 162

Dayton Consolidated Report
Effective Date: November 1, 2022

LIST OF FIGURES

Figure 1.1.	Dayton Project Land Position	2
Figure 3.1.	Current Dayton Project Land Position and Location of Dayton Resource	12
Figure 3.2.	View Looking from Spring Valley Northward on State Route 341 to the South End of the Dayton Resource Area	13
Figure 6.1.	Regional Geology of the Comstock District	18
Figure 6.2.	Lithology Legend for Regional Geology Map	19
Figure 6.3.	Land Outline of the Dayton Resource Overlain on Historic Mining Area	20
Figure 6.4.	Comstock District Historic Mining Areas with Comstock Dayton Project Property Outline	26
Figure 6.5.	Details of Dayton Project Area Underground Openings and Open Cuts	27
Figure 6.6.	Google Earth® Satellite Image of the Comstock Region with Historic Underground Mine Workings Outlined in Yellow	28
Figure 6.7.	QP's Plot of Arcuate, Circular, and Linear Features in the Comstock Mining District	29
Figure 6.8.	Structural Fabric Map of the Dayton Area	32
Figure 6.9.	Dayton Lode Exposure of a Cryptodome Breccia in the Dayton Glory Hole Pit	37
Figure 6.10.	Close-up of Multi-lithic Matrix Supported Breccia Textures from the Dayton Glory Hole Pit	38
Figure 6.11.	Exposure of Manganese Vent in Dayton Adit Cutting Across the Mega-breccia	39
Figure 6.12.	Legend for Geologic/Drill Sections and Plan (Level) Views	41
Figure 6.13.	Color Code Legend for Block Model Sections and Plan Views	42
Figure 6.14.	Drill Hole Geology Cross Section at 43700N	43
Figure 6.15.	Drill Hole Geology Cross Section at 43500N	44
Figure 6.16.	Drill Hole Geology Cross Section at 43300N	45
Figure 6.17.	Drill Hole Geology Cross Section at 42900N	46
Figure 6.18.	Drill Hole Geology Cross Section at 42450N	47
Figure 6.19.	Drill Hole Geology Cross Section at 42200N	48
Figure 6.20.	Block Model for Section 43700 N	49
Figure 6.21.	Block Model for Section 43500 N	50
Figure 6.22.	Block Model for Section 43300 N	51
Figure 6.23.	Block Model for Section 42900 N	52
Figure 6.24.	Block Model for Section 42450 N	53
Figure 6.25.	Block Model for Section 42200 N	54
Figure 6.26.	Plan Geology at 5,000-foot Level	56
Figure 6.27.	Plan Geology at 4,900-foot Level	57
Figure 6.28.	Block Model for 5,000-foot Level	58
Figure 6.29.	Block Model for 4,900-foot Level	59
Figure 6.30.	Geologic and Assay Cross Section of the Dayton Adit	61
Figure 6.31.	Cryptodome	63
Figure 6.32.	Autoclastic Dome	63
Figure 7.1.	2011 Ground Magnetic Survey Area – Spring Valley Area	65
Figure 7.2.	2011 Ground Magnetic Survey Map and Interpretation	66
Figure 7.3.	2011 Ground RTP with Interpreted Dikes Overlying 2021 VTEM™ RTP Data	67
Figure 7.4.	Example of Resistivity Depth Image Flight Line Summary with Depth Section	69
Figure 7.5.	Dayton Resource Area Drill Hole Assay Map	71
Figure 7.6.	Preliminary Spring Valley Drilling Results Overlain on Ground Magnetic Survey	77
Figure 8.1.	Gold QA/QC Results for Standard CDN-GS-P78	85
Figure 8.2.	Gold QA/QC Results for Standard CDN-ME-15	86
Figure 8.3.	Gold QA/QC for Standard OxD73	86
Figure 8.4.	Gold QA/QC for Standard OxF85	87

Project 18-061 (S-K 1300) vi **BEHRE DOLBEAR**

Dayton Consolidated Report
Effective Date: November 1, 2022

LIST OF FIGURES
(continued)

Figure 8.5.	Gold QA/QC for Standard OxG83	87
Figure 8.6.	Gold QA/QC for Standard OxH66	87
Figure 8.7.	Gold QA/QC for Standard OxJ68	88
Figure 8.8.	Gold QA/QC for Standard OxK69	88
Figure 8.9.	Gold QA/QC for Standard Oxi81	89
Figure 8.10.	Gold QA/QC for Standard S125	89
Figure 8.11.	Gold QA/QC for Standard SK52	90
Figure 8.12.	Gold QA/QC for Standard Si42	91
Figure 8.13.	Silver QA/QC for Standard CDN GS P78	93
Figure 8.14.	Silver QA/QC for Standard S125	93
Figure 8.15.	Silver QA/QC for Standard CDN-ME-15	94
Figure 8.16.	Silver QA/QC for Standard CDN-ME-6	94
Figure 8.17.	Pulp and Coarse Reject Re-assay for Gold and Silver in ounce per ton by AAL	96
Figure 8.18.	Comparison of Gold and Silver Assays from Original and Duplicate Sample Split Prepared at the Drill Rig	97
Figure 8.19.	Comparison of Gold Assays – 60 gram (2-assay ton) versus 30 gram (1-assay ton)	99
Figure 8.20.	Gold and Silver Fire Assay AA Finish versus Gravimetric Finish	100
Figure 8.21.	Cyanide Soluble versus Fire Assay Gold and Silver	102
Figure 11.1.	Mineralized and Intrusive Zones	118
Figure 11.2.	Cumulative Frequency of Assays in All Mineralized Zones	120
Figure 11.3.	Experimental Variograms for BX Zones	123
Figure 11.4.	Experimental Variograms for FI+PQ Zones	124
Figure 11.5.	Expanded Portion of Section 43300 N	129
Figure 11.6.	Economic Pit Shell Using $1,800 per Ounce of Gold	132

Project 18-061 (S-K 1300) vii **BEHRE DOLBEAR**

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) viii BEHRE DOLBEAR LIST OF ABBREVIATIONS 3-D three-dimensional AA atomic absorption AAL American Assay Laboratories AAS/ICP AA spectrophotometry/Inductively Coupled Plasma AgCN cyanide-soluble silver assay Au gold AuCN cyanide-soluble gold assay Ag silver Blain Blain Well Drilling and Pump Inc. BLM United States Bureau of Land Management BT bottle roll test CEP circular error probability Company Comstock Inc., formerly Comstock Mining Inc. Comstock Comstock Exploration and Development LLC CRA Comstock Residents Association CT column leach test Dayton Project Dayton Consolidated Project DeLong DeLong Drilling and Construction D2A two-acid digestion DVDC Dayton Volcanic Dome Corridor Fe2O3 hematite ft3/ton cubic feet per ton Goethite FeO(OH) gpm gallons per minute IDS International Directional Services km kilometer KV kilovolt kWHr/ton kilowatt hour per ton mm millimeter msec millisecond MnO2 pyrolusite MSDS Material Safety Data Sheet NaCN sodium cyanide NOAA National Oceanic and Atmospheric Administration NSR net smelter return nT nanotesla opt troy ounce per ton ppm parts per million QA/QC Quality Assurance/Quality Control QP Qualified Person RC reverse circulation RDI Resistivity Depth Images SEC United States Securities and Exchange Commission t ton Tri State Tri State Surveying µm micrometer VTEM™ Versatile Time-domain Electromagnetic WAAS Wide Area Augmentation System

Dayton Consolidated Report Effective Date: November 1, 2022 LIST OF ABBREVIATIONS (continued) Project 18-061 (S-K 1300) ix BEHRE DOLBEAR z-AA Andesite z-AD Andesite dike rock z-ADF Andesite debris flow z-ALH Alhambra Zone z-BXD Basal breccia z-BXM Mega breccia z-BXU Upper breccia z-ADF Andesite debris flow z-FI Felsic volcanic z-IM Mafic intrusive z-KC KC Zone z-MV Mafic volcanic z-PQ Quartz porphyry z-PR Rhyolite porphyry z-RD Rhyodacite z-VN Veins

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 1 BEHRE DOLBEAR 1.0 EXECUTIVE SUMMARY 1.1 PROPERTY POSITION AND OWNERSHIP As of November 1, 2022, the Dayton Consolidated Project (Dayton Project), located in Lyon County, Nevada, consists of approximately 2,709 acres of mining claims and parcels in the Comstock and Silver City Mining Districts. The acreage is comprised of approximately 634 acres of patented mining claims increasing to 948 acres of private property when combined with fee (private land) parcels and 1,770 acres of unpatented claims, administered by the United States Bureau of Land Management (BLM).1 A complete list of all the claims (patented and unpatented) and private lands is stated in Appendix 1.0. The Dayton Project includes the Dayton resource, the Spring Valley exploration area, the Oest- Comet-Billie the Kid (Oest) exploration area, the Haywood Quarry, and peripheral lands. The Dayton Project is 100% owned or controlled by Comstock Exploration and Development LLC (Comstock), a wholly owned subsidiary of Comstock Inc., formerly Comstock Mining Inc. (collectively, the Company). The property is located at 39°15ʹ15.63″ north latitude and 119°38ʹ16.45″ west longitude (National Oceanic and Atmospheric Administration – NOAA) Lyon County, Nevada 2 miles south of Virginia City, Nevada and approximately 30 miles southeast of Reno, Nevada. As of 2022, the declination is 13°1ʹE ± 0°22ʹ changing by 0°5ʹ west per year (BLM). This report covers only the Dayton Project while previous technical reports on the Dayton area included other lands held by the Company in the district (Lucerne Project). Since the last technical report (NI 43-101 Technical Report on the Comstock Mine Project (Updated Resources), Virginia City, Nevada), published in January 2013, the Company has further expanded and consolidated its land position in the Dayton Project area. The Company has opportunistically purchased patented and unpatented mining claims and surface lots to further consolidate its land position through specific transactions, including: • Purchased New Daney lode claims; • Staked the CK claim group; • Purchased Wunderlich parcels including: • Amazon group patented mining claims; • Daney Ranch private land parcels (later sold); • Old Daney Patented mining claim; and • Contracted to purchase the Haywood Quarry property, including patented mining claims. The Dayton resource area, approximately one mile south of the Company’s Lucerne mining area, along State Route 342 and State Route 341, includes the historic Dayton, Alhambra, Metropolitan, and Kossuth mines. Additional Comstock exploration areas located northwest, southwest, and south of the Dayton Project include Oest, Amazon Extension of Oest, and Spring Valley, respectively. The adjacent Spring Valley exploration target includes the site of the Company’s 2009 discovery hole (SV09-05). The Oest exploration target area is north and west of the Dayton resource and hosted high-grade historic mining (1887-1892, $564,364 from 6,588 tons, approximately $85/ton)2 but has seen minimal exploration drilling. The Dayton Project land position is in Lyon County, Nevada and is shown in Figure 1.1. 1Total does not match due to overlapping unpatented mining claims. 2Couch and Carpenter, 1943.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 2 BEHRE DOLBEAR Source: Comstock, 2022 Figure 1.1. Dayton Project Land Position 1.2 GEOLOGY The Dayton Project is geographically in the southern-most part of the Silver City Lode, which is also referred to as the Silver City branch of the Comstock Lode. The Comstock Lode and Silver City Lode had surface and underground mining operations (1859 to recent years) that extracted gold and silver from epithermal ore bodies that occurred as veins, breccia zones, and stockwork veinlets hosted in primary structural and structural intersection zones. The following are several noted primary Comstock and Silver City Lode structures: the Comstock fault; the Occidental (Brunswick Lode) fault; the East fault (Con Virginia-Big Bonanza); the North Devils Gate and South Devils Gate fault; and the Silver City fault. The Dayton mine (initial claim located in 1859) was the largest gold producer in Lyon County (1871-1875 and 1934-1942 – $2.6 million). Small scale production is also recorded from several other mines in the Dayton Project area. Comstock had identified a series of volcanic domes that occur in a relatively small geographical area. The area is named by Comstock, as the “Dayton Volcanic Dome Corridor” (DVDC). The northern central boundary of the DVDC area is the Billie the Kid felsic dome (Donovan Hill) located on the southern edge of the Lucerne open cut. A series of

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 3 BEHRE DOLBEAR mafic to intermediate volcanic plugs and felsic domes are in a southerly trending 1¼ miles wide and 3 miles long corridor. Exploration targets of the DVDC include: the Oest and cryptodome of the Dayton Project, geographically located in northern half of the corridor and Spring Valley and Old Daney exploration targets, located in the southern half of the corridor. The mineralized body of the Dayton Project resembles the volcanic geometry of an auto-clastic dome and has characteristics of a cryptodome. Historic mining operations have provided access to surface and underground exposures of the cryptodome’s mega-breccia. NW-01 and NW-02 are postulated as bounding faults of the principal mineralized body of the Dayton Project. The geometric shape of the fault traces for NW-01 and NW-02 illustrates a north/northwest trending graben that was the result of a dilatant structural setting hosting multiple episodes of volcanic rock deposition, faulting, tilting, and rotation. Bi-modal and poly-lithic volcanic eruptions, concurrent with multiple events of pull-apart tectonism, expanded and filled the graben. The multi-staged breccias developed during the bimodal eruption sequence coupled with a sinistral wrench extension that opened the Silver City sigmoid as a fissure conduit. The mid-section of the expanded graben is traversed by a prominent N50°E sinistral fault, postulated to be a transverse N50°E fault produced by the Haywood fault and Grizzly Hill fault sinistral shear couple. The resulting north/northwest striking, east/northeast dipping boudin shaped graben is bounded to the north by the Haywood fault and to the south by the Amazon fault. 1.3 MINERALIZATION Substantial mineral resources have been identified at the Dayton Project and encouraging exploration results have been received at Spring Valley, immediately to the south of the Dayton resource. Drilling at the Dayton Project is currently widely spaced but sufficient to prove continuity of geology and mineralization. Mineralization within the project is gold enriched, with silver to gold ratios of approximately 10:1. This compares to ratios of silver to gold of 100:1, recorded for the historic Comstock bonanza ore bodies. Geologic studies and geochemical analyses have shown that the N50°E striking, southeast and northwest dipping structures host a unique, for the district, silver to gold ratio of approximately 1:1. This is particularly important since mineralization blossoms at the intersections of N50°E and N70°E to N75°E striking, southeast dipping veins and primary northwesterly striking faults. Regionally, it is visually obvious from a study of satellite photos and mapping that there is a direct spatial relationship between interpreted arcuate, circular (domal), and linear features and district-wide mineralization. There are two primary series of N50°E structures. One set has apparent northwest dip slip movement and the other set of N50°E structures have apparent southeast dip slip movement. The northwest dipping N50°E structures are postulated by Comstock to have structural origins associated with the Grizzly Hill fault. The N50°E structures host mineralization and visible electrum (sub-millimeter (mm) size electrum particles associated with goethite after marcasite) and has been identified on several outcroppings. Both sets of N50°E structures have geochemical signatures of silver to gold ratios approximately 1:1. An additional attribute of the mineralized N50°E faults is the occurrence of euhedral (1 mm to 2 mm) rhombohedrons of adularia. The historic production and currently targeted mineralization of the Dayton Project is associated with quartz porphyry and felsic dikes and sills, rhyolite domes, mafic to intermediate dikes and sills, and cryptodomes and/or autoclastic domal breccias. The main lithologic host for the Dayton mineralization is in the locally defined volcanic sub-sets of a bimodal volcanic dome event that is younger than the Santiago Canyon tuff and is postulated to be concurrent or possibly post age to the Silver City magmatic suite and has a direct correlation with quartz porphyry intrusive and basaltic dike events. Comstock has named this dome event the Dayton cryptodome. Gold and silver mineralization in the project area typically occurs within late-stage manganiferous calcite-quartz veining and silicification with drusy quartz filling faults, fractures, breccia zones, and stockwork veinlets. An additional crystal attribute of the drusy quartz in more highly elevated mineralized zones is a distinct near 1:1 ratio of

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 4 BEHRE DOLBEAR quartz crystal height to the same crystal’s diameter. Locally observed is the presence of whole rock potassic alteration of breccia fragments and supporting matrix. Fine grained (sub-2 mm) monoclinic adularia crystals have been identified in vugs and along fracture surfaces in more mineralized zones associated with intersections of northeast structures. At the Dayton Project, oxide-hydroxide compounds associated with mineralization are: goethite (FeO(OH)), pyrolusite (MnO2), limonite (hydrated iron (III) oxide-hydroxides), hematite (Fe2O3). Sulfides are marcasite (pyritohedron crystals (orthorhombic)), pyrite (cubic crystals (isometric)), and kermesite (Sb2S2O). Less common minerals are proustite, pyrargyrite, electrum, native gold, native silver, argentite (acanthite), and ilsemannite (an amorphous molybdate). The veins, veinlets, and vein stockworks include quartz veining (limited evidence of banding), calcite veining, quartz calcite veining, calcite-quartz veining, and manganiferous calcite veining. Whole rock alteration identified includes silicification, sericite alteration, argillic alteration, propylitic alteration, whole rock potassic alteration, and quartz sulfide alteration. 1.4 STATUS OF EXPLORATION There are a total of 341 reverse circulation (RC) drill holes and 4 core holes in the assay data base. There has been no RC or diamond drilling at the Dayton Project since 2012. A program of air-track drilling, totaling 408 shallow holes (maximum drill length – 82 feet), had been undertaken and completed in 2015. The air-track drilling was designed to provide greater understanding of the near surface geology in the project and provide downhole samples collected for qualitative geochemical analysis. Air-track drill sample assays were undertaken at the Company’s Lucerne Mine assay laboratory; thus, the assay results are non-compliant with S-K 1300 guidelines and the additional assay data has not been used in the Dayton resource estimation. However, with the additional geologic information obtained from the air- track drilling program, the geologic model, and in particular the structural control on mineralization, has been modified and is reflected in the resource estimation. Previous S-K 1300 compliant drilling was by RC and diamond coring methods. RC sampling was undertaken using a wet rotary splitter. Representative 5-foot splits plus duplicates on 100-foot intervals were collected, with the samples being secured with good chain of custody from the drill site to the primary assay laboratory. Standards and blanks were inserted into the sample stream. Cross check assays between certified laboratories were undertaken. Diamond drill core was sawn in half for sampling. Previous RC and core drilling and sampling procedures met or exceeded industry-standards. The Qualified Person (QP) opines that the RC samples were representative of the material drilled. The security measures taken ensured the validity and integrity of samples collected until the certified assay laboratories took possession. The QP’s opinion is that the sample preparation, security, analytical procedures, and subsequent assay results from certified laboratories were and remain compliant with S-K 1300 guidelines and meet all industry standards. The Company contracted Geotech Ltd., based in Toronto, Canada, to conduct a VTEM™ airborne magnetic/electromagnetic survey over the Company’s entire property position. The survey was completed in the fall of 2020. Early interpretation of the survey was conducted by J.L. Wright Geophysics (May 2021). During the Dayton Project’s resource modeling effort, further review of the geophysical interpretation by Wright and Geotech imagery maps was compared to recent and historic geologic mapping. Comstock identified multiple magnetic anomalies, both high and low and compared the location of these anomalies to geology (lithological and structure) and mineralized trends previously characterized by Comstock. Several magnetic highs and moderate magnetic highs have been field checked and correspond to basalt domes and dike swarms. Specific felsic domes have magnetic low signatures. The projected mineral belt of Spring Valley corresponds to a magnetic low lineament. The Oest/Comet mineralized trend has both magnetic highs (indicating near surface basaltic dikes and basalt centers) and a north/northeast magnetic low lineament. The Comstock observations are cursory at this time and more detailed geologic studies will follow.

Dayton Consolidated Report
Effective Date: November 1, 2022

1.5 RESOURCES AND RESERVES

Based on a gold cut-off of 0.007 ounce per ton, the estimated in-situ, Measured and Indicated Mineral Resources for the Dayton Consolidated Project are estimated to be approximately 10,270,000 tons, with an average gold grade of 0.029 ounce per ton and an average silver grade of 0.206 ounce per ton. There is an additional in-situ, Inferred Mineral Resource of 3,740,000 tons with an average gold grade of 0.024 ounce per ton and an average silver grade of 0.129 ounce per ton (Table 1.1).

TABLE 1.1
DAYTON ESTIMATED IN-SITU MINERAL RESOURCES AS OF NOVEMBER 1, 2022
(0.007 OPT AU CUT-OFF)

	Tons	Au (opt)	Ag (opt)	Contained[1]	
				Au (oz)	Ag (oz)
Measured	2,650,000	0.030	0.252	80,000	670,000
Indicated	7,620,000	0.028	0.190	213,000	1,450,000
Measured and Indicated	10,270,000	0.029	0.206	293,000	2,120,000
Inferred	3,740,000	0.024	0.129	90,000	480,000

[1]Slight differences may occur due to rounding

The author believes that the resource model estimates and classifications are appropriate and conform to S-K 1300 guidelines. Proven or Probable Reserves cannot be stated under S-K 1300 Technical Report requirements at this time.

1.6 MINING METHODS

The Dayton Project is an exploration project; it is premature to discuss detailed mining plans. However, it is expected that mining will be by open pit methods with the possibility of some underground development.

1.7 CONCLUSIONS

1.7.1 Geology, Exploration, Sampling, and Assaying

The QP opines the Dayton Project represents an early stage but well-explored, epithermal, precious metal deposit within an historic world-class mining district. The deposit is hosted in Miocene volcanic sub-set units of a cryptodome postulated as being formed after the Santiago Canyon Tuff and prior, possibly concurrent, with the Silver City magmatic suite. No time domains have been established by radiometric dating.

The configuration of the mineralized body is characteristic of cryptodome-autoclastic domal complexes. The boudin-shape delineated by the bounding faults was developed by the expansion by exogenous and endogenous processes with poly-lithic breccia facies and late stage rhyodacite intrusive. The multi-staged breccias developed during a bimodal eruption sequence within a sinistral wrench extension that opened the Silver City sigmoid as a fissure conduit. The resulting north/northwest striking, east/northeast dipping boudin shaped graben is bounded to the north by the Haywood fault and to the south by the Amazon fault.

Grades and extent of mineralization for all sub-set units within the graben are enhanced where this series of favorable host rocks are intersected by north-south, northwest, and northeast striking faults. The geology of the project area,

Project 18-061 (S-K 1300) 5 BEHRE DOLBEAR

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 6 BEHRE DOLBEAR particularly in the Dayton resource area, is well described and understood through vigorous surface and underground mapping and drill hole logging. It is visually obvious from a study of satellite photos and demonstrated by detailed mapping and drill hole logging that there is a genetic and spatial relationship between interpreted arcuate, circular, and linear features and district-wide mineralization. Additional in-fill, down dip, and step-out drilling is required in portions of the project area and additional exploration drilling is needed in the southern portion of the project area. Exploration opportunities to expand the known mineralization down-dip and along trend in promising areas in Spring Valley and the Oest-Comet-Billie the Kid and the Amazon Extension parcel are very good. The QP opines that the drilling, sample collection, security, sample preparation, analytical and assaying procedures, followed accepted industry-standard methods, and the evaluation of Quality Assurance/Quality Control (QA/QC) results are reasonable and acceptable. The QP opines that the geologic modeling is appropriate based upon the available data and that the assay data is acceptable for resource estimations. 1.8 RECOMMENDATIONS 1.8.1 Geology, Sampling, and Quality Assurance/Quality Control (QA/QC) • Additional in-fill, down-dip, and step-out drilling is recommended at the Dayton resource area. • Some emphasis should be placed on deeper drilling to test the intersection of N50°E structures and the postulated steeply dipping epithermal feeder zones on the east side (down-dip) of the Dayton resource. Similarly, some focus should be placed testing the projection of the high- grade N50°E mineralization in hole D11-21 and the south side of the Haywood fault. • Intersections between N°50E and N°75E should be drill tested for the potential of higher- grade mineralization. • A series of northwest-southeast directed holes should be drilled to intersect the highly mineralized N50°E faults to determine the true widths and extent of the mineralization. • Continued drilling at the Spring Valley exploration area is recommended as preliminary drilling has intersected significant mineralization. As the area is generally covered by a thin veneer of post-mineral but gold-bearing alluvium and there has been a lack of historic mining, there is a possibility of preserving potentially high-grade or bonanza style mineralization. • Exploration drilling should be initiated in the Oest target area after a thorough review of the 1986 drilling. The Oest target includes the Oest-Comet-Billie the Kid mineralized zone, and the Amazon Extension, likely the southern extension of the Oest-Comet-Billie the Kid zone. • Prior to drilling on the Oest target area, the QP strongly recommends detailed structural and lithologic mapping corresponding to and tying into the units on the Dayton resource area. Also, metallic (coarse gold preparation) assaying procedures should be utilized for future drilling campaigns at Oest. • A program of hydrologic drill holes must be part of the next round of drilling.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 7 BEHRE DOLBEAR • Specific gravity tests and geotechnical studies need to be undertaken during the next round of core drilling. • Preliminary field investigations should be initiated on Comstock lands where domal, arcuate, and linear features intersect. Some initial drilling is recommended, if field investigation results warrant, as the potential for bonanza-style mineralization in previously un-explored areas exists. • The QP recommends that additional QA/QC standards that are less than 0.416 parts per million of gold (ppm) (OxD73), the present lowest-grade certified gold standard, be added to the group of standards used at the project. • Comstock should use additional silver standards. • Concerning silver values, all future assay results reported at the procedure’s upper detection limit assay must be re-assayed to determine the true assay value.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 8 BEHRE DOLBEAR 2.0 INTRODUCTION 2.1 ISSUER Behre Dolbear was retained by Comstock Exploration and Development LLC to prepare an S-K 1300 Technical Report Summary on their 100% owned or controlled Dayton Project. 2.2 PURPOSE This document presents an S-K 1300 resource estimate for the Dayton Project. An air-track drilling program improved and substantially revised geologic models upon which earlier resource estimations were based. Ground and airborne geophysics combined with the improved geologic model had defined new and previously untested or minimally tested exploration targets. QA/QC is updated to reflect historic but compliant drill sampling confined only to the Dayton Project. This report is written according to guidelines for S-K 1300 Standards of Disclosure for Mineral Projects. 2.3 SOURCES OF INFORMATION The principal sources of the information and data contained in this report are: • The current senior staff of Comstock Inc. • Mr. Laurence Martin, C.P.G., QP, Director of Exploration and Chief Geologist, Comstock Inc. • Mr. Michael Norred, QP, Director of Strategic Planning and Resource Development, Comstock Inc. • Mr. Chris Peterson, General Manager and Director, Health, Safety, Environmental Permitting, Comstock Inc. • Behre Dolbear’s “Technical Report on the Comstock Mine Project, Gold Hill Nevada, USA,” September 2011. • Behre Dolbear’s “Technical Report on the Comstock Mine Project (Updated Resources), Virginia City, Nevada,” 31 January 2013. • Behre Dolbear’s “Site Visit to Inspect Reverse Circulation Drilling and Sampling Techniques,” 11 July 2011. 2.4 BEHRE DOLBEAR TEAM MEMBERS The Behre Dolbear team is independent of Comstock and consisted of: Project Manager – Mr. Reinis N. Sipols is a mining engineering graduate from Michigan Technological University. He has over 20 years of operational experience in the construction materials industry and his responsibilities have included all aspects of mine operations and management. He has over 13 years of consulting experience beginning as Vice President of Spectra Environmental Group (a Northeastern United States integrated engineering and environmental firm), as President of Behre Dolbear & Company (USA), Inc., as Director of Mining Projects for Dalmore Group, as a Senior Associate of Behre Dolbear and Managing Director of Pack Leader Services. His project experience, while at Spectra Environmental Group, Behre Dolbear, and Pack Leader Services, includes compliance reviews, due diligence reviews, operations advisory work, site plan approval and environmental permitting and feasibility study work on gold, copper, iron ore, coal, and industrial minerals projects. He was also Chief Operating Officer of Rare Earth Industries and was responsible for negotiating the acquisition of a major rare earths/rare metals refining asset acquisition in Ukraine. Mr. Sipols is a Professional Engineer in New York, Pennsylvania, and

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 9 BEHRE DOLBEAR New Jersey and has obtained the FINRA Series 7 and 63 certifications. He is also a Qualified Person Member (QP) of the Mining and Metallurgical Society of America. Geologist – Mr. Joseph A. Kantor has over 40 years of mineral exploration experience and is well practiced in all phases of precious and base metal exploration with experience from grassroots reconnaissance to mine development. His efforts resulted in the discovery of and production from several sediment-hosted gold ore bodies in the Jerritt Canyon District, Nevada and production from the Glove Mine lead-zinc-silver breccia pipe in Arizona, as well as discovery of other gold, copper skarn, and copper-zinc massive sulfide deposits. Mr. Kantor’s responsibilities have ranged from regional reconnaissance to advanced projects to mine development and production/reserve replacement within a wide geographic area, including all of the western United States, as well as Maine, Michigan, Quebec, northern Mexico, and Kazakhstan. Mr. Kantor has a bachelor’s and a master’s degree in geology from Michigan Technological University, is a registered geologist in the State of Washington, a Qualified Professional Member of the Mining and Metallurgical Society of America, and meets the qualifications for a Qualified Professional per the S-K 1300 guidelines. He has written a number of NI 43-101 reports. Resources and Mine Engineer – Dr. Robert E. Cameron has over 40 years of experience in geostatistical analysis of ore reserves, computerized mine planning, mine design, computerized studies for mine production optimization, ultimate pit limit optimization, mine efficiency studies, equipment selection and utilization and operations research. He has completed geostatistical estimations or resource and reserve reviews or audits on over 350 mining properties worldwide during his career. Currently, Dr. Cameron is a Registered Member of the Society of Mining, Metallurgy and Exploration, a Qualified Professional Member of the Mining and Metallurgical Society of America, and meets the qualifications for a Qualified Professional per the S-K 1300 guidelines. He meets the requirements for “Competent Person,” as defined in the Australasian JORC Code and the requirements for “Qualified Person,” as defined in Canadian National Instrument (NI) 43-101 for the purpose of Mining and Mineral Resource and Ore Reserve estimation and reporting. In addition, he is an Associate Mineral Appraiser of the International Institute of Mineral Appraisers. He routinely reviews and audits geostatistical calculations, ore reserves statements, minerals resources statements, computerized minerals models, mine designs, and their forward-looking cash flow projections. Dr. Cameron has been involved in several (independent) technical reports for the Stock Exchange of Hong Kong (SEHK), the United States markets under the Securities and Exchange Commission (SEC), Singapore Exchange (SGX), Alternate Investment Market (AIM) of the London Stock Exchange, Toronto Stock Exchange (TSX), and Vancouver Stock Exchange (VSE) in recent years. Dr. Cameron served as the Vice President, Technical Services for Frontier Mining Ltd. and was responsible for overseeing all technical, engineering, and review for project development for Frontier Mining in Kazakhstan. His responsibilities also included ex-pat oversight of the day-to-day operations of the Naimanjal Mine, a heap leach gold project in Kazakhstan, internal mine project review, and oversight as well as initial geostatistical resource and reserve assessment of potential mine acquisitions for Frontier Mining in China, Indonesia, and Central Asia. Dr. Cameron also had responsibility for supervising, reviewing, and quality assurance of all ore reserve work performed by Behre Dolbear as their Director and Vice President of Geostatistics and Mine Planning. He has extensive experience in geostatistics, computerized mine planning, and ore reserve estimation using classical and geostatistical ore reserve modeling, selection of mining related computer software, ore reserve audits, computer applications, mineral commodity studies, computer modeling of commodities, and remediation of abandoned mine sites. Additionally, he has a vast knowledge of the full range of mine planning and resource/reserve computer software. Dr. Cameron holds B.S., M.S., and Ph.D. degrees in Mining Engineering from The University of Utah and wrote his M.S. thesis on the geostatistical analysis of coal quality and his Ph.D. thesis on the development of the oil shale industry in Utah. Project Advisor and Technical Review – Mr. Mark A. Anderson is a Behre Dolbear Senior Associate, a Principal of the Firm, and its foremost processing and metallurgical specialist. He is a graduate metallurgical engineer with 35 years of international precious metals flow sheet design, processing plant design, and plant construction experience. He is an expert in the development and evaluation of feasibility studies. He has managed numerous development studies and process technology investigations for gold ore beneficiation and recovery, including cyanidation, heap

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 10 BEHRE DOLBEAR leaching, flotation/concentration, and bioleaching of oxide and sulfide ores. Mr. Anderson served as project manager for the Ralph M. Parsons Company and for Anaconda Minerals Company during construction of numerous precious metal processing facilities. He has extensive operating experience as a mill superintendent and plant manager for companies, such as Kennecott Copper Corporation. As Independent Engineer, he developed and wrote the completion criteria for Andacollo Gold, Tonopah Copper, and Las Cristinas. He has designed and built processing facilities and infrastructure systems in some of the world’s most remote locations. Mr. Anderson is a Qualified Professional Member of the Mining and Metallurgical Society of America. 2.5 BEHRE DOLBEAR PERSONNEL PERFORMING INSPECTIONS OF THE PROPERTY Mr. Joseph Kantor visited the Comstock Mine property and company offices on June 7, 2010, July 23, 2010, December 14, 2010, June 24, 2011, August 8, 2012, July 31, 2018, and February 2, 3, and 4, 2022. Dr. Robert Cameron, who reviewed the resource model prepared by Comstock, visited the property from July 23 to 24, 2010 and July 31, 2018. 2.6 INITIAL TECHNICAL REPORT This S-K 1300 Technical Report is the initial S-K 1300 technical report on the Dayton Project and includes the Dayton resource area and exploration targets in the Dayton area.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 11 BEHRE DOLBEAR 3.0 PROPERTY DESCRIPTION 3.1 CURRENT LAND POSITION As of November 1, 2022, the Dayton Consolidated Project (Dayton Project) consists of approximately 2,709 acres of mining claims and parcels in the Comstock and Silver City Mining Districts. The acreage is comprised of approximately 634 acres of patented mining claims increasing to 948 acres of private property when combined with fee (private land) parcels and 1,770 acres of unpatented claims, administered by the United States Bureau of Land Management (BLM).3 A complete list of all the claims (patented and unpatented) and private lands is stated in Appendix 1.0. The Company also holds other mineral properties to the north, but they are currently leased to a third party. The Company has retained the majority of the water rights on the American Flat processing facility lands. The Dayton Project is 100% owned or controlled by Comstock. The property is located at approximately 39°15ʹ15.63″north latitude and 119°38ʹ16.45″ west longitude (NOAA) in Lyon County, Nevada and is 2 miles south of Virginia City, Nevada, 30 miles southeast of Reno, Nevada. Access to the property is by State Route 342, a paved all-season road. The Dayton Project includes the Dayton resource area; the Spring Valley exploration area, the Oest exploration area and peripheral lands. Figure 3.1 shows the current Dayton Project land position and location of the Dayton resource area. The declination changed to 13°1ʹE ± 0°22ʹ changing by 0°5ʹ W per year (BLM). The Dayton resource area, approximately one mile south of the Lucerne Mine area, along State Route 342, includes the historic Dayton, Alhambra, Metropolitan, and Kossuth mines. The adjacent Spring Valley exploration area includes the site of Comstock’s 2009 discovery hole and successful 2012 drilling. 3Total does not match due to overlapping unpatented mining claims.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 12 BEHRE DOLBEAR Source: Comstock, 2022 Figure 3.1. Current Dayton Project Land Position and Location of Dayton Resource Figure 3.2 shows the view looking from Spring Valley northward to the south end of the Dayton resource area from the easterly-westerly portion of State Route 341. Dayton Resource Area

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 13 BEHRE DOLBEAR Source: Behre Dolbear, 2022 Figure 3.2. View Looking from Spring Valley Northward on State Route 341 to the South End of the Dayton Resource Area 3.1.1 Royalties, Encumbrances, and Significant Factors Fifteen of the patented claims have net smelter return royalties (NSR) ranging from 1.5% to 2.5%. Nine of the unpatented claims have NSRs ranging from 1% to 2.5%. There are no royalties on the purchased fee lands. The listing of the individual royalties is shown in Appendix 1.0. There are no leases or options in the present Comstock land holdings at the Dayton Project. The Haywood Quarry property is under contract to purchase. The patented mining claims and fee parcels are owned with no conditions. Unpatented mining claims require annual filing fees with the BLM and Lyon County. There are no encumbrances to the property. All permits are in good standing. There are no significant factors or risks that may affect access, title, or the right to perform work on the property. There are no disclaimers on land title.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 14 BEHRE DOLBEAR 4.0 ACCESSIBILITY, CLIMATE, LOCAL RESOURCES, INFRASTRUCTURE, AND PHYSIOGRAPHY All-weather access to the Dayton Project is via Nevada State Route 341 from Reno, Nevada to Virginia City, Nevada, a distance of roughly 30 miles. State Route 342, south from Virginia City, provides access to the site and continues to connect with U.S. Highway 50 and Carson City, Nevada, approximately 12 miles to the southwest. Reno hosts a major international airport. The operating season is year-round. The climate is typical of middle latitude, semi-arid lands where evaporation potential exceeds precipitation throughout the year. The Sierra Nevada Mountain Range (Sierras) to the west effectively limits the flow of Pacific moisture into the Great Basin. The mean annual precipitation is about 6 inches to 18 inches, much of which is snow. The mean annual temperature is about 42°F to 50°F. Run-off is rapid from the mountains, where streams are dry most of the year. The soils are generally well-drained. The vegetation is abundant, sagebrush with sparse trees. The topography in the Virginia Range is moderately rugged with elevations ranging from 4,500 feet to 7,853 feet. The average elevation of Virginia City is 6,200 feet. The Virginia City area is on the westernmost part of the Great Basin, which is a series of northerly trending, linear, fault block mountain ranges rising above intervening structural valleys. Front slopes are abrupt and back slopes are typically gentler. The block faulting began in the middle and late Tertiary period and continues today. The nearest towns are Gold Hill and Virginia City, but both towns have many vacant buildings and limited resources. Both Reno, only 30 miles away, and Carson City, 12 miles away, have major resources of all types. Two electric transmission lines cross the property. The first, a 120 kilovolt (KV) line is about 1.82 miles from the intersection of State Route 341 and State Route 342. The second transmission line is a 60 KV line located about 0.05 miles from the highway intersection. Comstock holds the Genesee water well and holds water rights on the patented claims and private lands. A natural gas line also crosses the property.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 15 BEHRE DOLBEAR 5.0 HISTORY In 1859, discovery of bonanza-grade silver and gold deposits, under the present town of Virginia City, led to the development of the Comstock Lode. Production records from 1859 to 1965 were compiled from the Nevada Bureau of Mines, Bulletin 70, 1969. The published production figures for the Comstock District are shown in Table 5.1. TABLE 5.1 PUBLISHED PRODUCTION FIGURES FOR THE COMSTOCK DISTRICT Gold 8,256,179 troy ounces1 Silver 192,010,565 troy ounces1 Copper 76,630 pounds1 Lead 55,504 pounds1 1Bonham, 1969 The Company acquired the Dayton, Alhambra, Kossuth, and Metropolitan Mine properties in the Dayton resource area, which occupies a southern extension of the Silver City fault zone. It should be noted that Dayton Mine was the largest historic gold mine in Lyon County. The collection of historic data and detailed geologic features is ongoing and will continue to update the database. Newly acquired data and new concepts will possibly re-define and improve priority targets and exploration philosophy. The Company initiated a detailed review of previous geologic interpretations to develop new geologic concepts. In conjunction, the historic underground workings that could be reconciled for the entire Comstock District were digitized. The historic workings were reviewed and compared to the new geologic concepts. Multiple exploration targets for future drilling have been generated through this process. Note that for the area north of the Dayton resource, the underground working depths are stated as “Depth in Feet Below Gould & Curry.” “Gould & Curry” is one of the historic shafts in Virginia City. Starting with Becker (1882), the collar elevation of this shaft was used as the datum to tie all the workings in the district together. On various underground maps, the depths of the workings were listed as “depth (depth GC),” where the first depth is from the original shaft for that mine and depth GC is depth below the Gould & Curry collar. This practice was not used in the Dayton resource area. The drilling database includes records for 259 drill holes that were drilled in the Dayton Project area (Dayton- Alhambra-Metropolitan-Kossuth) by Houston Oil and Minerals, MECO, NEVEX, and Rea Gold Corporation between 1975 and 1995. Historic production within the Dayton Project is shown in Table 5.2.

Dayton Consolidated Report
Effective Date: November 1, 2022

TABLE 5.2
RECORDED PRODUCTION TOTALS FROM DAYTON RESOURCE AREA[1]

County	Patent	Patent Date	Mine/Mining Company	Years	Tons	Gross Value
Lyon	Alhambra Metropolitan	2/6/1874 6/30/1874	Gordon (*i.e.*, Dayton)	1937-1940	2,185	$10,529
Lyon	Comet Comet South Extension	2/7/1891 6/17/1891	Oest Mining Company	1887-1892	6,588	$564,364
Lyon	Dayton	11/1/1873	Dayton Gold & Silver Mining Company	1871-1875	30,588	$315,001
Lyon	Dayton	11/1/1873	Dayton Consolidated Mines	1934-1940	194,070	$2,160,819
Lyon	Dayton	11/1/1873	Dayton Consolidated Mines (Dayton Cut)	1941-1942	18,476	$131,054
Lyon	Kossuth	1/25/1875	Kossuth Mining Company	1870-1872	3,800	$50,000
Lyon	Haywood	5/23/1912	St. Joe Consolidated Mines Corporation	1880-1913	N/A	$650,000
Lyon	Haywood	5/23/1912	Lessees St. Joe Consolidated Mines Corporation	1931	1,800	$14,500
Lyon	Santiago	4/8/1912	St. Joe Consolidated Mines Corporation	1880-1913	N/A	$1,000,000
Lyon	Daney Old Daney	7/25/1868 3/4/1912	Daney Gold and Silver Mining Co., San Francisco	1862-1881	15,000	$225,000
Lyon	Wedge	Unpatented (Staked 8/19/1925)	Dayton Consolidated Mines	1948	295	$962

[1]Sources for the Dayton resource area:

Nevada's Metal and Mineral Production 1859 to 1940, inclusive.
Nevada Bureau of Mines, Vol. 37, No 4.
Dayton Consolidated Mines Company, Company Report, December 26, 1942.
Dayton Consolidated Mines Company, Company Reports, 1949 to 1950.
Legal Information Institute (LII), Heydenfeldt vs. Daney Gold and Silver Mining Company, Supreme Court,1876.
Mines and Mills of Silver City, Nevada, Nevada Bureau of Mines, Vol. 26, No. 5.
Mines and Mills of the Comstock Region, Western Nevada, Mary B. Ansari, March 1989.
Comstock, Martin, L.G. and Norred, M.N., personal communication, 2022.

Project 18-061 (S-K 1300) 16 BEHRE DOLBEAR

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 17 BEHRE DOLBEAR 6.0 GEOLOGICAL SETTING, MINERALIZATION, AND DEPOSIT 6.1 REGIONAL GEOLOGY Due to its bonanza grades and major production of gold and silver ores, its historic significance prior to and during the United States Civil War, and its close proximity to major population centers, the historic world-class Comstock District is well represented in the geologic literature. The papers by Hudson (2003), Anderson (2009), Calkins (1944 and 1945), Giannella (1936), prior NI 43-101 Technical Reports, and other technical reports were freely used by the QP. Nonetheless, as Comstock continues its detailed exploration mapping and close-spaced drilling, new details have emerged that have significantly influenced the understanding of the local and regional geology. The Comstock District is located within the western portion of the Basin and Range Province of Nevada, between Reno and Carson City. The Comstock and Silver City Lodes are located on the northwestern extension of the Walker Lane mineral belt of Nevada. The Walker Lane is a northwesterly striking geologic break that separates the Basin and Range Province of Nevada on its eastern flank from the Sierra Nevada range and Eastern California shear zone on its western flank. The Walker Lane is approximately 200 kilometers (km) wide and 1,000 km long and hosts multiple world class historic mines and currently operating mines that collectively have produced tens of millions of ounces of gold and hundreds of millions of ounces of silver. The district lies within a northwest trending belt of Miocene andesitic rocks that have been block faulted, producing up-thrown horsts, and down-thrown grabens. The district exhibits classic hydrothermal alteration that extends well beyond the limits of known mineralization. Basement Mesozoic metasedimentary and igneous rocks are overlain by Oligocene to Miocene ash flow tuffs. A thick sequence of middle Miocene andesitic volcanic rocks and intrusions host the bulk of the hydrothermal alteration and historic ore deposits. Multiple circular features, noted on satellite imagery, reflect caldera-like features and domal intrusive activity. Some of the magmatic events are directly associated with hydrothermal activity and locally are coincident with gold and silver mineralization. Northwest, northeast and north-south striking faults and their intersections within favorable host rocks are the principal structural and stratigraphic controls on mineralization. Relatively recent geologic papers describe the district as hosting several superimposed hydrothermal systems, in part reflective of multiple intrusive events. Pliocene to Holocene reactivation of faults offset many deposits and the associated hydrothermal alteration zoning. Figure 6.1 depicts the regional geology as shown on the Geologic Map of the Virginia City Quadrangle, Washoe, Storey, and Lyon Counties and Carson City: Nevada (Hudson, et al, 2009). Figure 6.2 is the stratigraphic legend that accompanies Figure 6.1. Figure 6.3 shows the Comstock Mining District historic mining areas with the Comstock property position as an overlay. The Dayton resource area occupies the northern part of the Comstock land package located within the southeastern most corner of the regional geology map. The resource area, as defined to date, is north of the generally east-west bend in the otherwise northerly-southerly state highway. The resource, as presently defined, terminates on the north by the Haywood fault.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 18 BEHRE DOLBEAR Source: Comstock, 2022, from Hudson, et al., 2009 Figure 6.1. Regional Geology of the Comstock District

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 19 BEHRE DOLBEAR Source: Comstock, 2022, from Hudson, et al., 2009 Figure 6.2. Lithology Legend for Regional Geology Map

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 20 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.3. Land Outline of the Dayton Resource Overlain on Historic Mining Area The Oest target collectively includes the Santiago, Oest, Comet, and Billie the Kid northerly structural trend. This trend extends from the southeastern end of the Lucerne pit (the Billie the Kid fault), through the Comet mines, down to the Oest, and is terminated at the intersection with the sinistral Haywood fault. The Oest target zone has a length of approximately 4,900 feet and is about 400 feet wide. The QP agrees that drill holes in the minimally drill-tested Oest area did intersect local areas of significant gold-silver mineralization. The QP further agrees that exploration potential exists in the postulated extension of the Oest zone south of the Haywood Fault. The Haywood fault is steeply dipping and has apparent left lateral strike slip movement. A series of un-named north to south striking structures with intersecting northeasterly structures have been mapped as a zone over 300 feet wide and terminated on its north end by the Haywood fault and its southern end terminated by the Amazon fault, a distance over 2,500 feet. The Amazon mine is at the southern termination of this un-named structural zone and the sinistral Amazon fault. Comstock postulates that the un-named northerly structural zone is the southern extension of the Billie the Kid-Comet-Oest mineralized zone and has been offset left laterally 900 feet easterly along the Haywood fault. Comstock has designated this area as the Amazon Extension of the Oest target area. The QP agrees that the Amazon Dayton Resource Area

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 21 BEHRE DOLBEAR Extension is likely the southern extension of the Billie the Kid-Comet-Oest mineralized zone. This opens a potential exploration mineral trend that parallels the Dayton trend. The QP concurs that the Dayton resource is open-ended to the south where significant mineralization has been encountered in drilling in the Spring Valley area. The Spring Valley exploration area is entirely to the south of the bend in State Route 341. Much of the area south of the regional geology map is covered by post-mineral gravels, particularly within the Comstock land package. When bedrock is exposed, it locally hosts gold-silver mineralization (i.e., Old Daney patent). 6.1.1 Regional Stratigraphy The oldest rocks exposed in the Comstock District are siltstone and sandstone with minor interbedded limestone of the Lower Jurassic Gardnerville Formation (Hudson, 2003). These rocks are intruded by a fine-grained pyroxene gabbro that crops out intermittently over an area of 12 square miles. An occurrence of the gabbro was identified in the hanging wall of the Lucerne open cut during mining operations conducted by the Company (2012-2015). This specific gabbro had well defined micro crystalline iridescent labradorite phenocrysts. These older rocks are intruded by Cretaceous diorite, granodiorite, and granite stocks and dikes. In the southern part of the district, erosion created valleys and canyons filled with Oligocene to early Miocene felsic ash flow tuffs. Bonham (1969) described this formation as the +1,000-feet-thick Hartford Hill rhyolite, consisting of a few feet of basal conglomerate overlain by mostly welded ash flow tuff and minor ash fall tuff. More recently, the Hartford Hill rhyolite has been re-named as the Santiago Canyon Formation tuff. According to Bonham, K-Ar dates indicate an age of about 23 million years, while Bingler (1979) suggests 20.5 to 21.8 million years. The source area (Bingler, 1979) is about 6 to 12 miles to the south. Historically, the Santiago Canyon Formation was considered to be a tuff. By 2011, it was recognized that a quartz porphyry intrusive event crosscuts the Santiago Canyon Formation. It is now recognized that the quartz porphyry is younger than the Santiago Canyon Formation and younger than at least the overlying lower Alta Formation, as quartz porphyry dikes cut both units. The regional volcanic stratigraphy has an additional basaltic intrusive event that has been identified at the majority of Comstock Lode and Silver City Lode historic mines. Included in the basaltic intrusive event is the “black dike” of the Comstock Lode. The greater part of the hanging wall of the LODE is diabase; the “black dike” is also a variety of diabase. Under the microscope it is seen to composed of triclinic feldspar, augite and magnetite. There are two varieties of diabase in the district. The older of these forms the hanging wall of the LODE; the other has been known as “black dike.” It extends horizontally more than a mile through some of the most important mines, and occurs from the near surface to the lowest levels reached. Surfaces which have been exposed only a few hours turn to a smokey brown tint, a peculiarity shared by no other rock in the district. Had black dike occurred in a fresh condition on the upper levels former observers would assuredly have recognized its true character, and the east wall would never have been supposed to be of Tertiary origin (Becker, 1882).

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 22 BEHRE DOLBEAR Comstock has identified dark colored to black intrusive magnetic basaltic dikes associated with elevated grades of mineralization in the Lucerne open cut, Harris portal, and the Dayton Project. The petrology of Comstock’s basaltic dikes is characteristic to Becker’s younger diabase dike (black dike). Unconformably overlying the Santiago Canyon Formation tuff is a thick sequence of probably locally erupted andesite of the early Miocene Alta Formation, the major host rock in the district. The lower portion consists of nearly 1,000 feet of interbedded hornblende-augite, augite, and hornblende andesite flows, flow breccias, mud flow breccias, and minor volcanoclastic sedimentary rocks. Castor (2005) dated the lower Alta Formation from 17.58 to 18.2 million years. The upper portion of the Alta Formation, dated by Castor, as 15.13 to 15.68 million years, consists of over 2,200 feet of hornblende and hornblende-pyroxene andesite flows and rare andesitic breccias. Between the upper and lower Alta Formation is the Sutro Member, consisting of 0 to 30 feet of lacustrine siltstone, sandstone, and conglomerate. Intruded into the older units is the Davidson diorite, which consists of various phases of medium-grained, equigranular quartz diorite to andesite porphyry as stocks, dikes, and plugs. Similar intrusives occur to the west and east over an area of about 7 miles long and 3 miles wide in a roughly east-west direction. Bonham describes a slightly older unit, the American Ravine andesite porphyry, but it is possible that this is part of the Davidson intrusive complex. The Davidson diorite has yielded a wide range of K-Ar and fission-track ages that overlap the K-Ar age of the Alta Formation. Unconformably overlying the Alta Formation is the Kate Peak Formation, informally divided into a hydrothermally altered lower member and an essentially unaltered upper member of similar composition and texture (Hudson, 2003). The formation consists of hornblende andesite to dacite porphyry flows and intrusives, commonly with phenocrysts of augite and/or biotite, and rarely traces of quartz. The lower member dikes and plugs crop out over much of the district but appear to be concentrated near the productive part of the Comstock Lode. The early intrusive phases, primarily plugs of the lower member, appear to lack strong structural control, but many of the dikes parallel or intrude the Comstock, Silver City, and Occidental Lodes, suggesting concurrent faulting and intrusion initiated later during Kate Peak Formation magmatism. Following extensive alteration related to the emplacement of the lower member, the area was eroded, with an unknown thickness of rock removed, and the upper member was emplaced on what appears to be a surface of relatively low relief (Hudson, 2003). More than 1,500 feet of flows and lahars of the upper member are preserved in fault blocks in the eastern portion of the district, but in most of the district, only a few erosional remnants remain. The next youngest Cenozoic unit is the Knickerbocker andesite. It occurs in the south end of the district as intrusive masses and flows and as dikes in the Kate Peak Formation. Remnants of a flow of McClellan Peak olivine basalt of Pleistocene age occur in the American Flat area in the southern portion of the district. Locally, Pleistocene age and recent alluvium cover older rocks. 6.1.2 Regional Structure The Comstock Mining District, including the Dayton Project area, lies on the western portion of the regionally significant Walker Lane Mineral Belt. The Walker Lane Mineral Belt hosts numerous epithermal gold and silver mining districts. From 1859 to 1969, the Comstock Lode produced approximately 8.25 million ounces of gold and 192 million ounces of silver (Bonham and Papke, 1969). The Comstock fault zone is the major historically and economically most important structure in the district. It is traceable for more than 7 miles. Conventional interpretations state that the northern portion strikes N15°E, changing to N65°E at the north edge of the American Flat, and then turns abruptly south striking N5°W. For most of its strike length, the fault zone is bounded by nearly parallel faults, and most of the Comstock Lode is confined between these parallel faults, known to miners as the “west wall” and “east wall.” Below the depth of 125 feet, the fault zone dip is

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 23 BEHRE DOLBEAR 40° to the east and gradually flattens to 35° to the east. The horizontal distance between the two “walls” at the surface is commonly more than 450 feet, but at depth, the true width between the two “walls” ranges from 0 to about 150 feet. Rocks in the Comstock District are cut by various Late Cenozoic normal faults that were active before, during, and after mineralization. The major pre-mineralization and syn-mineralization faults are the east-dipping Comstock, Silver City, and Occidental fault zones. Numerous other faults localize minor alteration and small ore bodies in the historic mining areas. Northeast striking, southeast dipping faults play an important role in localizing higher-grade mineralization The East fault of the Con-Virginia mine is one of the more prominent northeast structures of the Comstock Lode. The East fault strikes N50°E dipping to the southwest. It is certain that the East Vein is to be credited with a great production of ore. It is also more probable that it made the great Bonanza than that this great deposit was created by the Comstock (McCormick, 1913). Recorded production from the California and Virginia mine during the period of the Great Bonanza (1873-1881), total tons – 587,503 tons, gross value – $46,840,280, average value per ton – $79.74. Additionally, intersections between the northwest and northeast striking faults localize other higher-grade and bulk-tonnage mineralization. The Occidental Lode (Brunswick Lode) roughly parallels the Comstock fault zone, having a general strike of N15°E and a dip of about 40° to the southeast. For most of its strike length, it consists of a single fault, but it splays into several branches at its southern end. The Company sponsored a master’s thesis mapping requirement for three students attending Oxford University, England. The Occidental fault was one of the areas selected by the Company and Oxford to be mapped in detail. A right lateral offset of the Occidental fault of approximately 1,800 feet along a N50°-55°E fault was identified. The main production areas of the Brunswick Lode are located at the two intersection locations of the Occidental fault and the N50°-55°E fault. In addition to the above-named faults, other significant primary Comstock and Silver City Lode structures include the N50°E striking, northwest dipping East fault (Con Virginia Mine-Big Bonanza); the N50°E striking near vertical dipping North Devils Gate and South Devils Gate faults; and the N40°W striking, northeast dipping Silver City fault. Calkins (1945) also mapped additional southern Silver City Lode faults including the southerly striking east dipping Silver City extension; the N70°-75°E striking, steeply dipping Haywood (Oest) fault; the N70°-75°E, steeply dipping Amazon fault; and the N50°E striking, northwest dipping limb of the Grizzly Hill fault. The Silver City fault zone is the major northwesterly striking structure in the district. From its intersection with the Comstock fault zone, near the Overman Mine, it strikes about N50°W for nearly 1.5 miles before curving to a more northerly strike. It is then offset left laterally by the series of N50°E Devil’s Gate faults. The Silver City fault is mapped with a more northerly strike proceeding south to the Dayton Project. As per Calkins, The Silver City fault extends southeastward. It is not everywhere easily identified, being associated with many other faults that strike in various directions, but it probably passes close to the Dayton mine and extends southward past the Daney mine (Calkins, 1945). Historic mapping (Gianella, 1936) indicates that the Silver City fault zone, similar to the Comstock fault zone, is bounded by two parallel faults that dip as much as 65° northeast near the surface and flattens to about 40° northeast at depth. More detailed surface geologic mapping and detailed drill hole and three-dimensional (3-D) geologic modeling of the Lucerne open cut by Company geologists and others shows a more complicated structural pattern with up to three parallel faults termed the Gold Canyon, Silver City, and Drysdale faults. The Billie the Kid fault is a major northerly striking fault exposed in the south end of the Lucerne open pit. In the Dayton Project area, the Billie the Kid

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 24 BEHRE DOLBEAR fault merges into the Comet-Oest structure and intersects and is cut-off to the south by the Haywood fault. The mineralized body of the Dayton Project is positioned between two sub-parallel apparent left lateral N70°-75°E steeply dipping faults: the Haywood and the Amazon. These faults are separated by a distance of approximately 2,800 feet. An additional primary structural component on the southern end of the main Dayton mineralized body is the sinistral N50°E Grizzly Hill fault. 6.1.3 Regional Alteration Studies of the complicated geology, mineralogy, and alteration in the Comstock District date back to the mid-1860s. The term “propylite” was first applied to rocks in the district, which Becker (1882) realized were altered andesite. Much more recently, Hudson (2003) recognized 12 spatially overlapping Miocene hydrothermal alteration assemblages or sub-assemblages in the Comstock District. He assigned most of the assemblages to deep low- sulfidation or intermediate-moderate depth high-sulfidation alteration using the classification scheme of Hedenquist, et al. (2000). Hudson defined the various alteration suites by the presence of essential minerals, common minerals, and uncommon minerals. He characterized the high-sulfidation alteration suite as containing essential minerals of alunite, quartz, pyrophyllite, diaspore, kaolinite, dickite, and cristobalite; common minerals as pyrite and alunite; and hematite as an uncommon mineral. A combined high- and low-sulfidation assemblage includes the essential minerals illite, quartz, and muscovite; common minerals as pyrite and anhydrite; and smectite as an uncommon mineral. The low-sulfidation alteration is divided into three separate propylitic suites and a potassic suite. The essential propylitic minerals include chlorite, epidote, albite, calcite, and quartz; common minerals, such as quartz, calcite, zeolites, smectite, K feldspar, illite, and pyrite; and uncommon actinolite and muscovite. The potassic suite is characterized by essential amounts of biotite and commonly contains quartz, pyrite, and pyrrhotite, with uncommon amounts of chalcopyrite. An in-depth study of the hydrothermal alteration suites is beyond the scope of this report. Hudson also re-constructed positions of ore bodies, vein mineralogy, and general distribution of alteration assemblages. The deepest zone hosts quartz stockwork veins and massive quartz. This is followed upward by a zone of quartz-adularia stockwork veins and massive quartz. All the ore bodies are developed within the quartz-adularia stockwork-massive quartz zone, with the basal portions of ore bodies marked by massive calcite. The next shallower zone contains illite alteration ± anhydrite and in part is superimposed along the top of the quartz-adularia stockwork and massive quartz zone. A sericitic alteration suite is aerially limited between illite and quartz-adularia zones. Due to a lack of data, Hudson omitted near- surface alteration. Comstock geologists and the QP generally agree with this re-construction with the exception that massive calcite does not mark the basal portions of all the ore bodies, as strong mineralization continues well below near surface massive calcite veins at the Lucerne deposit. 6.2 COMSTOCK DISTRICT MINERALIZATION The main ore zones in the Comstock District relate to the three main structural (fault) controls: the Comstock, Occidental, and Silver City fault zones. Mineral deposition occurred multiple times, with hydrothermal events superimposed on one another. K-Ar ages of alunite, adularia, and muscovite range from 12.7 Ma to 16.3 Ma. Gangue mineralogy and ore mineralogy are similar throughout the district, but mineral concentrations vary by individual lodes. The historic lodes are a combination of small, lenticular intermittent ore shoots contained within a much larger mass of lower-grade veins, breccias, and stockwork vein zones, complexly rearranged by post- mineralization faulting. Gangue mineralogy typically is quartz ± adularia, pyrite, calcite, and manganese oxides. District wide, the ore minerals consist of a base metal-precious metal suite, with some minerals found in each lode and others not known or recognized at all. The most common include sphalerite, chalcopyrite, galena, pyrite, acanthite, gold, and electrum. Minor minerals include stephanite, aguilarite, jalpaite, miargyrite, pearcite, polybasite, proustite, pyrargyrite, pyromorphite,

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 25 BEHRE DOLBEAR sternbergite, stromeyerite, tetrahedrite, and uytenbogaardite (Terrill, 1914; Bastin, 1923; Coats, 1936; Barton, et al., 1978; Vikre, 1989). Native silver, covellite, chalcocite, and chlorargyrite were found in oxidized and partly oxidized zones (Bastin, 1923). Precious metal-bearing massive calcite and quartz-calcite veins and stockwork veins developed in the lower portions of many deposits. Finally, Pliocene to Holocene reactivation of faults displaced and offset many deposits, re- distributing both economic mineralization and hydrothermal alteration zones. Figure 6.4 identifies many of the district’s historic mines and shafts with an overlay of the Comstock Dayton Project property position.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 26 BEHRE DOLBEAR Source: Comstock, 2022; based on Stoddard and Carpenter, 1950 Figure 6.4. Comstock District Historic Mining Areas with Comstock Dayton Project Property Outline

Dayton Consolidated Report
Effective Date: November 1, 2022

Figure 6.5 shows in more detail the Dayton Project area underground openings and open cuts.


Billie the Kid
Pride of the West
Cherokee Adit
Dayton Adit
Dayton Shaft
Comet
Emma Nevada
Dayton Glory Hole
Alhambra Shaft
Oest
Kossuth Shaft 1
Santiago
Upper Metropolitan Adit
Kossuth Shaft 2
Lower Metropolitan Adit
Gordon Cut
Haywood
Gennessee Adit
Shaft
Amazon
Gordon Bros
Dayton Consolidated Project
Shafts and Adits
Legend
Shaft
Other
Counties
Sections
Comstock Exploration & Development LLC
Patent & Fee
N
Feet
0 295 590 1,180
1 inch = 1,042 feet
As-of: 08-30-2022

Source: Comstock, 2022

Figure 6.5. Details of Dayton Project Area Underground Openings and Open Cuts

Comstock (Martin, et al., 2010), from historic mine reports and underground maps, recognized that historic stopes and concentrations of underground development often parallel apparent arcuate/ring structures and the rake of higher-grade underground workings that follow structural intersections. Comstock also noted that similar to the general parallelism of the "east wall" and "west wall" controlling ore zones in the Comstock Lode, the three sub-parallel fault members of the Silver City fault zone also control mineralization. Furthermore, a single circular feature connects the Comstock and Silver City fault zones. Thus, rather than the conventional conclusion that the Comstock fault zone changes strike in the vicinity of American Flat to N45°E and then N5°W, they believe it follows the arcuate pattern and merges with the Silver City fault zone. A working hypothesis by Comstock on fault origins of the Comstock fault and the Silver City fault suggests that each of the faults may be radial faults originating just east of the Mount Davidson intrusive center. The geo-chemistry signature of the two faults is globally different. Base metal concentrations on the Comstock fault are highly elevated compared to base metal values found on the Silver City fault.

Project 18-061 (S-K 1300) 27 BEHRE DOLBEAR

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 28 BEHRE DOLBEAR Figure 6.6 is a satellite image (Google Earth®, 2012) of the Comstock Mining District depicting the historic underground mine workings in yellow. Figure 6.7 is the QP’s plot of the interpreted arcuate, circular, and linear features of the district taken from enlargements of the satellite photo. In red are arcuate and circular features and in purple, the linear features. It is visually obvious from a study of the satellite photos and demonstrated by detailed mapping and drill hole logging that there is a direct relationship between interpreted arcuate, circular, and linear features and district-wide mineralization. Note the location of the Lucerne mining area and in particular the Dayton resource area located at the intersections of linear and/or circular-arcuate features. The localized mineralizing structures at Dayton are not obvious at this scale. Overall, the QP’s and Comstock’s plot of interpreted arcuate, circular, and linear features is very similar. Source: Google Earth®, 2012 and Comstock, 2012 Figure 6.6. Google Earth® Satellite Image of the Comstock Region with Historic Underground Mine Workings Outlined in Yellow

Dayton Consolidated Report
Effective Date: November 1, 2022


0
10,000
20,000
40,000
Feet
Lucerne
Dayton
Explanation
Dayton Resource Area
Linear Feature
Arcuate Feature
Underground Workings

Source: Behre Dolbear, September 2012

Figure 6.7. QP's Plot of Arcuate, Circular, and Linear Features in the Comstock Mining District

Comstock has clearly demonstrated the relationship between structural controls and location of district-wide mineralization to arcuate features and volcanic domes. Based upon the QP's and Comstock's interpretation of the Google Earth® image, there are several features of particular interest.

- The west and southwest sides of the main Comstock caldera-like or domal circular feature coincides with the Comstock fault zone in the historic Comstock Mining District and the Silver City fault zone in the Comstock project area, respectively.

- An obvious northwest striking linear feature coincides with the Silver City fault zone and the southwest side of the main Comstock circular feature.

- A major northeast striking linear feature intersects the Silver City fault zone near the north end of the Dayton resource area and may correspond to mapped major northeast striking faults at Dayton. Several small circular features within and on the southwest side of the main Comstock circular feature have been outlined. The circular features are very small and are only discernible when the Google® image is enlarged. Curiously, old mine workings, based on the location of mine dumps, are located on the circular features. The yellow-colored areas depicting underground workings may not be complete due to a lack of underground maps in some areas. The Billie the Kid-Comet-Oest structural zone is terminated and offset by the left-lateral movement on the Haywood fault and appears to continue southward.

Project 18-061 (S-K 1300) 29 BEHRE DOLBEAR

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 30 BEHRE DOLBEAR • It is visually obvious from a study of satellite photos and demonstrated by detailed mapping and drill hole logging that there is a direct relationship between interpreted arcuate, circular, and linear features and district-wide mineralization. Many of the larger linear features appear to bound or abut the circular features suggesting a geologic structural/time relationship between them. Comstock studies have shown that Santiago Canyon Formation related rhyolite to rhyodacite domes define some of these circular features. All appear to be spatially related to gold-silver mineralization suggesting a strong genetic relationship between circular and arcuate features, linear features, intrusive, the main host volcanic unit, and the “ore-controlling” northwest and northeast striking structures. 6.3 DAYTON PROPERTY GEOLOGY The Dayton Project is geographically in the southerly most part of the Silver City Lode, which is also referred to as the Silver City branch of the Comstock Lode. The Comstock Lode and Silver City Lode had surface and underground mining operations (1859 to recent years) that extracted gold and silver from epithermal ore bodies that occurred as veins, breccia zones, and stockwork veinlets hosted in primary structural and structural intersection zones. The Dayton mine (initial claim located in 1859) was the largest gold producer in Lyon County (1871-1875 and 1934-1942, $2.6 million). Recorded production totals from several historic mines of the southern Silver City Lode including the Dayton, Alhambra, Metropolitan, Comet, Kossuth, Haywood, Santiago and Daney are described in Table 5.2. Additional noteworthy southern Silver City lode mines include the Webber, Genessee, Gordon, Comet, Golden Eagle, Northern Belle, Oest, Emma Nevada, Cherokee, Amazon, Carson, and Montezuma. The northern boundary of the Dayton Project resource is at the intersection of the southern extension of the Silver City fault and the Haywood fault. The Silver City fault trace as mapped by Calkins (1944) extends southeasterly from Gold Hill toward Devil’s Gate. Calkins has mapped a splay of the Silver City fault prior to intersecting the north-east striking Devil’s Gate fault zone located at the Storey County/Lyon County line. At this juncture, the Silver City fault deviates from its original northwest to southeast strike to a more north to south strike. Calkins mapped the continuation of the Silver City fault southerly until it intersects a series of N75°E structures, the more prominent fault being the Haywood fault. As per Calkins, The Silver City fault extends southeastward. It is not everywhere easily identified, being associated with many other faults that strike in various directions, but it probably passes close to the Dayton mine and extends southward past the Daney mine (Calkins, 1944). New geologic studies by Comstock have developed a structural fabric map of the Dayton Project area that illustrates the complexity of faulting that Calkins had described. From the Silver City fault junction with the Comstock fault near Gold Hill, the Silver City fault has a southeasterly strike and northeasterly dip. The northerly striking Oest-Comet structure insects the Silver City fault at the south end of the Lucerne mine open-cut. The Lucerne mine has had numerous open cut mining operations since the early 1950s. The most recent mining operation in the Lucerne open cut was conducted by the Company (2012-2015). The Oest-Comet structure continues southerly to the intersection of the N70°-75°E striking steeply dipping Haywood fault. The Dayton Project’s northern mineralization is bounded by the Haywood fault. The Haywood fault is steeply dipping and has apparent left lateral strike slip movement. A series of un-named north to south striking structures with intersecting northeasterly structures have been mapped as a zone over 300 feet wide and terminated on its north end by the Haywood fault and its southern end terminated by the Amazon fault, a distance over 2,500 feet. The Amazon mine is at the southern termination of this un-named structural zone and the sinistral Amazon fault. Comstock postulates that the un-named northerly structural zone is the southern extension of the Billie the Kid-Comet-Oest mineralized zone and has been offset left laterally 900 feet easterly along the Haywood fault. Comstock has designated this area as the Amazon Extension of the Oest target area. The Amazon

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 31 BEHRE DOLBEAR Extension is likely the southern extension of the Billie the Kid-Comet-Oest mineralized zone. This opens up a potential exploration mineral trend that parallels the Dayton trend. A plan geology map of the Dayton area depicting sub-units of the Dayton cryptodome (a geologic feature identified and named by Comstock) and the basement rocks, the boudin shaped graben, key faults, and the Dayton Adit is depicted in Figure 6.8.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 32 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.8. Structural Fabric Map of the Dayton Area 2325500E 2325500E 2326000E 2326000E 2326500E 2326500E 2327000E 2327000E 2327500E 2327500E 147650N 147650N 147680N 147680N 1476850N 1476850N 147690N 147690N 1476950N 1476950N 1470N 1470N 14705N 14705N Surface Geology Mine Dumps z-QA Felsic Volcanics z-FI Quartz Porphyry z-PQ Mega Breccia z-BXM Basal Breccia z-BXD Alhambra zone z-ALH KC zone z-KC Andesite Dike z-AD Mafic Intrusive z-IM Rhyolitic Porph. z-PR Debris Flowz-ADF Andesitez-AA Mafic Volcanics z-MV Rhyodacitez-RD Map Symbols structural fabric ball marks downthrown side apparent movement antiform 42300 42300 Lines of Cros s Sec tions 42200 42200 Lines of Selec ted Cros s Sec tions AMAZON GULCH FAULT G R IZ ZL Y H ILL FA U LT K C FA U LT KOSSUTH MINE DUMP N75E03 A LA H AM BR A S HE A R ZO N E N5 0E 10 DAYTON ADIT DAYTON MINE DUMP HAYWOOD FAULT N W 15 N W 16 N W 12 COMSTOCK SAMPLING N W 01 N W 01 N W 02 N W 02 43800 43700 43600 43500 43400 43300 43200 43100 43000 42900 42800 42700 42600 42500 42400 42300 42200 42100 42000 41900 41800 41700 41600 41500 41400 41300 41200 43800 43700 43600 43500 43400 43300 43200 43100 43000 42900 42800 42700 42600 42500 42400 42300 42200 42100 42000 41900 41800 41700 41600 41500 41400 41300 41200 Co mst o ck Explo rat io n and Develo pment LLC The Day t on Pro j ect 117 American Flat Road Virg in ia Cit y , NV 89440 Dayton Consolidated Project S tructural Fabric and S urface Lithology M ap SCA LE CH ECKED BY DRA W N BY DA T E FI LE N O. DRA W I N G N O. 1" =100' L. M ar t in 2022/11/17 base_day t o n. m et Scale 1" = 100' 100 50 0 100 200 N MN 13º' E 42450 42450

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 33 BEHRE DOLBEAR The complex structural mapping effort by Comstock, was initiated during the Dayton Project resource modeling task. The following geologic reconciliation is an example of the vetting process for each fault identified and incorporated into developing the structural model: As an example, two highly visible quartz vein stockwork breccia zones are exposed at the southern end of the Project along the SR 341 road cut. The exposures are steeply dipping, each 30 feet wide, displaying highly fractured quartz, quartz vein and veinlet stockwork and silicified hydrothermal breccia. The more prominent fracture pattern is N35°-40°W. An additional northwest striking structure is located west 300 feet with a historic shaft. Dayton Project’s structural modeling developed by Comstock, focused upon correlating projections of specific structural exposures and out-cropping structures (faults) with drill hole geologic logs and inspection of archived drill chips and core. Each structure was given an identifying notation. In this example the two structures were identified as NW-01 and NW-02. Several drill holes prior to Comstock and Comstock drill holes were utilized to establish the trace of NW-01 and NW-02. The eastern edge of the Dayton Project’s mineralization is defined by NW-01; the western edge of the main mineralized body is defined by NW-02, a northwest striking structure that has over 100 feet of easterly dip slip displacement. NW-01 and NW-02 are postulated as bounding faults of the principal mineralized body of the Dayton Project. Comstock postulates a geologic hypothesis that may explain the structural complexity and the genesis of the mineralized volcanic host of the Dayton Project. The following is Comstock’s detailed explanation on the origin of the structurally complex Dayton Project. The QP agrees with Comstock’s interpretation which matches geologic features seen in the field during several of the QP’s site visits and is demonstrated during a detailed review of the geologic/drill hole sections and geologic plan maps. In particular, exposures in the Dayton Adit and the Dayton open cut provide the basis of their interpretation. A sinistral wrench couple and extensional pull-apart structural depression (graben) was formed by sinistral tectonic movement by the Haywood and Amazon faults. On the northern boundary is the Haywood fault and on the southern boundary is the Amazon fault. Each have apparent left lateral strike slip movement. The spatial distance north to south between the Haywood fault and the Amazon fault is approximately 2,600 feet. Along the Silver City fault the bi-structural wrench couple facilitated a pull-apart dilatant sigmoid. The sigmoid break became a volcanic conduit with deep-seated origins that tapped into a magma source allowing fissure type eruptions of bimodal volcanics. The first eruption was chemically mafic (andesitic basalt). Two additional volcanic events that followed would become more felsic. The two initial flow breccias and the later quartz porphyry have apparent laminar flow properties as the volcanic lithologic thickness of each unit remained consistent throughout the modeling process. This stacked geometry of flows is interpreted as an accumulation of volcanic units covering a near flat pre-eruption paleo surface. The eastern fault boundary is surmised to be the fissure source. Several drill holes located near this fault boundary are suggestive of this hypothesis. Out-flow direction is suggested to be westerly, and the volcanic units would have some time for cooling prior to each successive event. No time domain of these postulated events has been established at the time of this report. The next primary structural event that overprints the Project area is north-easterly. This event appears to have generated another strike slip wrench tectonic and active strike slip fault movement and subsequent rotation by concurring intersecting northwest striking structural events. The additional sinistral tectonic couple is produced by the Haywood fault and the N50°E component of the Grizzly Hill fault. The geometry of the stacked flows to this event have remained near horizontal. The dilatant structural setting continues to widen, and the southern side of the Haywood fault and the eastern bounding fault (NW01) now have downward dip slip movement tilting the graben downwards to the east and northeast.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 34 BEHRE DOLBEAR The left lateral strike slip, pull-apart structural and tectonic interactions widen the fissure sigmoid. A graben begins to develop, and volcanism is reactivated with a poly-lithic volcanic breccia eruption that begins to fill the structural depression. Tilting is concurrent during this eruption, producing unstable slope conditions that locally fail and release agglomerated material to tumble back towards the active fissure. Boulders of this type of cyclic deposition are found in the walls of the underground workings in the Dayton adit and in outcrop along the exposed wall of the historic open cut. During an underground examination of geologic features in the Dayton adit by the QP, this specific volcaniclastic unit was named “mega-breccia”. The mega-breccia is primarily composed of felsic volcanic clasts, quartz porphyry clasts and intermediate volcanic clasts. A later intermediate volcanic flow is deposited over the mega-breccia. The origin of this volcanic unit will be better defined by additional strategically placed drill holes as the origin may not be the fissure vent. The volcanic eruption of the mega-breccia and earlier bimodal eruptions are mostly contained and structurally bounded by the elongated boudin shaped graben as defined by NW-01 and NW-02 (Figure 6.8). The mid-section of the expanded graben is traversed by a prominent N50°E sinistral fault, postulated to be a transverse N50°E fault produced by the Haywood fault and Grizzly Hill fault sinistral shear couple. The southern extent of the historic stopes is terminated along the down dip projection of this N50°E fault, placing the historic workings on the hanging wall of the postulated sinistral shear couple component of the Grizzly Hill fault. At this location, the spatial distance between NW-01 and NW-02 is near 800 feet. in conjunction with this location is a non-mineralized plug shaped dike of rhyodacite that is along a northerly trending fault. The graben shape is characteristic of integrated structural components of the “pull-apart” kinematic forces developed by the sinistral movement of the Haywood and Amazon and Grizzly Hill faults. The structural setting and mechanisms of shear components and wrench tectonics as described are magnitudes smaller and are fractional scale compared to similar published large-scale “pull-apart” valley formations. In 1966, Burchfiel and Stewart introduced “pull apart” structural attributes, “We suggest that the central part of Death Valley is related to tension along a segment of a strike-slip fault that is slightly oblique to the main trend of the fault zone. If this is correct, the two sides of Death Valley have been pulled apart and a graben produced between them.” The geometric shape of the fault traces for NW-01 and NW-02 illustrates a postulated north/northwest trending graben that was the result of a dilatant structural setting hosting multiple episodes of volcanic rock deposition, faulting, tilting and rotation. Bi-modal and poly-lithic volcanic eruptions concurrent with multiple events of pull-apart tectonism expanded and filled the graben. The mineralized body of the Dayton Project resembles volcanic geometry of a cryptodome auto- clastic dome and has characteristics of an auto-clastic dome (refer to Section 6.7). Historic mining operations have provided access to surface and underground exposures of the cryptodome’s mega- breccia. A perspective comparison of mega-breccia exposures can be examined on high wall surfaces of the Dayton open cut and underground in the Dayton adit. Underground, the mega-breccia has vivid orange and black ferro-manganese clays filling fractures and encapsulating breccia cobbles and large breccia fragments enhancing the mega-breccia features. In the open cut exposures, the mega-breccia has been subjected to weathering affects. It has a remnant bleached appearance as the clays have been dissolved and removed by meteoric waters during high moisture events. This observation was relevant during the resource modeling task and identifying volcanic stratigraphy. Reverse circulation (RC) and core drilling use fluids to aid in the recovery of samples. The clays had been washed away prior to the geologic logger reviewing the RC chips or core. Extra scrutiny was required to identify the volcanic unit. This was accomplished by utilizing a microscope with high magnification capability to further inspect the drill chip samples or core. The ferro-

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 35 BEHRE DOLBEAR manganese clays were found to be preserved in the small voids and fracture surfaces of the mega- breccia. Archived driller’s daily logs were reviewed and occasionally confirmation of the manganese was indicated by the driller’s notation of “black stained water was encountered” (Martin, 2022). Thus, the geometric configuration of the mineralized body is characteristic of cryptodome-autoclastic domal complexes expanding by exogenous and endogenous processes with poly-lithic breccia facies and late stage rhyodacite intrusive. The multi-staged breccias developed during a bimodal eruption sequence within a sinistral wrench extension that opened the Silver City sigmoid as a fissure conduit. The resulting north/northwest striking, east/northeast dipping boudin shaped graben is bounded to the north by the Haywood fault and to the south by the Amazon fault. Comstock has also identified a series of volcanic domes that occur in a relatively small geographical area. The area is named by Comstock, as the “Dayton Volcanic Dome Corridor” (DVDC). The northern central boundary of the DVDC area is the Billie the Kid felsic dome (Donavon Hill) located on the southern edge of the Lucerne open cut. A series of mafic to intermediate volcanic plugs and felsic domes are located in a southerly trending 1¼ miles wide and 3 miles long corridor. Exploration targets of the DVDC include: the Oest and cryptodome of the Dayton Project, geographically located in northern half of the corridor and Spring Valley and Daney exploration targets, located in the southern half of the corridor. The Company contracted Geotech Ltd. Based in Toronto, Canada to conduct a VTEM™ airborne magnetic/electromagnetic survey over the Company’s property position. The survey was completed in the fall of 2020. Early interpretation of the survey was conducted by J.L. Wright Geophysics (May 2021). A more detailed description of the airborne survey and J.L. Wright’s interpretation are in Section 7.0. During the Dayton Project’s resource modeling effort, further review of the geophysical interpretation by Wright and Geotech imagery maps were contrasted with recent and historic geologic mapping. Comstock identified multiple magnetic high and low anomalies and compared the location of these anomalies to geology (lithological and structure) and mineralized trends previously characterized by Comstock. Several magnetic highs and moderate magnetic highs have been field checked and correspond to basalt domes and dike swarms. Specific felsic domes have magnetic low signatures. The projected mineral belt of Spring Valley corresponds to a magnetic low lineament. This trend (Oest target area) extends from the southeastern end of the Lucerne pit (the Billie the Kid fault), through the Comet mines, down to the Oest and the trend is terminated at the intersection with the sinistral Haywood fault for a distance length of approximately 4,900 feet and 400 feet wide. A series of un-named north to south striking structures with intersecting northeasterly structures have been mapped as a zone over 300 feet wide and terminated on its north end by the Haywood fault and its southern end terminated by the Amazon fault, a distance over 2,500 feet. Comstock has designated this area as the Amazon Extension of the Oest target area. The Amazon Extension target has a relative magnetic high linear along the north easterly trending Amazon fault and magnetic low extending northerly to the Haywood fault, a distance of 2,500 feet. The Comstock observations are cursory at this time and more detailed geologic studies will follow. The projected mineral belt of Spring Valley corresponds to a magnetic low lineament. 6.3.1 Dayton Property Structural Geology A N50°E structural fabric had been previously recognized as hosting at or near 1:1 silver to gold ratios along with coarse adularia crystals. Gold-bearing quartz veins occupy a N35°W structural fabric. Northwest-southeast striking boundaries defined large, mineralized areas from nearly barren areas. Establishment of these relationships was very helpful as a starting basis allowing Comstock to start an exhaustive detailed structural mapping program utilizing underground workings, surface geologic mapping, RC drilling, and shallow blast holes in a successful attempt to tie the various structural elements into a cohesive package. Structures logged in drill holes or mapped in underground workings as faults, brecciated zones and shear zones, or quartz veins were projected to surface and plotted on plan maps. Dips and azimuths were assigned during construction of the geologic cross sections by using drill hole logs, detailed surface or underground mapping, or close spaced blast hole drilling. The results of this effort identified several

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 36 BEHRE DOLBEAR prominent structural orientations with consistent age relationships from cross-sections 50 feet apart and plan maps 100 feet apart. At the completion of the program, the sections and plan maps were stitched together to produce a wire- framed three-dimensional (3-D) model. As modeled, there are four principal structural directions, each with varying dip and displacement directions: • N75°E, dipping north with apparent left lateral movement and northward dip slip displacement and dipping south with apparent right lateral movement and southerly dip slip displacement. • N50°E, dipping north with left lateral movement and northerly dip slip displacement and dipping south with apparent left lateral movement and southerly dip slip displacement. • N35°W, dipping southwest and described as NW-01, the easterly boundary of mineralized units and NW-02, a northeast dipping westerly boundary of mineralization fault that has 80 to 100 feet of displacement of the suite of mineralized units with movement down to the east. Other N35°W faults host apparent right lateral movement and southeasterly dip slip displacement. • North-South striking faults dipping east with easterly dip slip displacement and dipping west with westerly dip slip displacement. Regionally mapped faults, such as the Alhambra series of faults, also strike northerly and dip west while the KC fault apparently dips east. The N35°W faults appear to be the oldest faults and are offset by the N50°E faults, which in turn are offset by the N75°E set of faults. North-South faults appear to pre-date and post-date the N35°E faults. All faults appear to be high angle to vertical in dip. The Haywood fault, a regionally mapped fault, is another through-going N75°E fault, immediately to the north of the main mineralized area and cuts off the Dayton mineralization to the north (refer to Figure 6.8). 6.4 DAYTON MINERALIZATION The Dayton area mineralization includes the historic Dayton, Alhambra, Metropolitan, and Kossuth mines. The zone is along the postulated offset of the Billie the Kid-Comet-Oest zone by the Haywood fault. Drilling at Dayton is still widely spaced but sufficient to prove continuity of geology and mineralization. The last program of RC drilling was in 2012. However, a program of shallow air-track drilling during 2014 focused upon modifying and improving the geologic model. Most Dayton mineralization is hosted in the locally defined sub-sets of the Dayton cryptodome and in quartz porphyry that intrudes the tuff. Excellent exposure of mineralized tuff, rhyolite, and quartz porphyry and mega-breccia is present in the Dayton adit and in the Dayton Glory Hole pit and examined by the QP during the 2010 and 2018 site visits. Stratigraphically above the Dayton deposit is Alta Formation andesite, which was also affected by the emplacement of a cryptodome. Locally, the Alta Formation is cut by quartz vein swarms up to 20 feet wide hosting gold mineralization. The footwall is Mesozoic metavolcanic rocks that appear to be relatively barren. Detailed geologic work has now defined lithologic sub-sets of the Dayton cryptodome within the Dayton resource. These lithologic cryptodome sub-sets have not been identified in drill holes or by surface mapping east of the NW-01 bounding fault and appear to be confined to the boudin-graben shaped main Dayton mineralized body. The presence of quartz porphyry enhances mineralization in the intruded units and hosts important gold-silver mineralization as well. Gold and silver mineralization in the project area typically occurs within late-stage manganiferous calcite-quartz and drusy quartz filling faults, fractures, breccia zones, and stockwork veinlets. Drilling results show that precious metal mineralization is strongly related to cockscomb and vuggy quartz veining, with or without limonite, and locally can

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 37 BEHRE DOLBEAR have a high percentage of disseminated goethite after pyrite. Coarse, bladed calcite may or may not occur in quartz- mineralized zones, but drusy quartz, micro calcite veining, and manganiferous calcite veining occurring together has been a visual indicator of elevated gold-silver grades during geologic logging of the drill holes. The red, antimony oxy-sulfide mineral kermesite has been recognized as distinct micro-veinlets and micro-crystalline particles in quartz veins and quartz pseudomorphs after calcite within or near intervals of elevated gold values and in the basal breccia basaltic unit just above the Redox interface. The hydrothermal mineralizing fluids used the complex structural fabric as passageways and deposited gold-silver mineralization and minor associated metals in multiple favorable host units within or intrusive units cutting the sub- units of The Dayton cryptodome. Figure 6.9 shows a cryptodome breccia in the Dayton Glory Hole pit. Figure 6.10 shows a close-up of multi-lithic matrix supported breccia textures from the Dayton Glory Hole pit. Source: Behre Dolbear, 2011 Figure 6.9. Dayton Lode Exposure of a Cryptodome Breccia in the Dayton Glory Hole Pit

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 38 BEHRE DOLBEAR Source: Behre Dolbear, 2011 Figure 6.10. Close-up of Multi-lithic Matrix Supported Breccia Textures from the Dayton Glory Hole Pit 6.4.1 Dayton Project Mineralized Lithologies Comstock has identified several stacked sub-units that are collectively referred to as the Dayton cryptodome. Many of the breccias and/or intrusive units host mineralization. Regionally, the Santiago Canyon Formation has been referred to as tuff and has been used as a global map unit for the felsic rocks of the Dayton Project. The felsic rocks of the Dayton Project, historically mapped as Santiago Canyon tuff, have been recently characterized by the Comstock geology staff to be rhyodacite domal and flow rocks. In the mineralized sub-units, phenocrysts and shards are randomly oriented, the quartz eye phenocrysts of the quartz porphyry have dissolution rinds and veinlets of kermesite are common in the basaltic basal breccia. Fifteen separate geologic/stratigraphic units define the mineralized zones; however, several are generally unmineralized: 1) Andesite dike rock (z-AD) is not mineralized; however, it is a unit sufficiently represented to be modeled in the wire-frame model. 2) Mafic intrusive (z-IM) logged as andesitic basalt is dark grey to black with sporadic hornblende phenocrysts in a fine-grained matrix. It is magnetic, does not host mineralization, but may have some low-grade mineralization (0.01 to 0.02 ounce of gold/t) along its contacts with other units. This intrusive unit when it geometrically follows a low angle feature, resembles a sill, and appears to have elevated metal values “ponded” beneath the sill shaped body. 3) The Alhambra Zone (z-ALH) is a series of northerly striking mineralized calcite and quartz veins that dip steeply westward and were historically prospected during previous Dayton mining. 4) The KC Zone (z-KC) is a northerly striking structural zone mapped on surface and traced using a blast hole drill rig. The zone dips eastward and ranges from 15 to 20 feet wide. 5) Veins (z-VN) hosting quartz, calcite and/or adularia occur in N50°E structural zones and have been modeled as such. 6) Rhyolite porphyry (z-PR) is another felsic intrusive rock with angular quartz eyes and sphene phenocrysts. The rhyolite porphyry is not a favorable host for mineralization.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 39 BEHRE DOLBEAR 7) Felsic volcanics (z-FI) is unit or mineralized zone that is predominantly felsic to intermediate volcanic rock ranging in composition of rhyolite to dacite to andesite, hosts widespread low-grade gold and silver mineralization with gold grades typically 0.01 to 0.02 ounce of gold/t. 8) Mega breccia (z-BXM) is a comprehensive term for matrix supported poly-lithic breccia, matrix and fragment supported breccia, and ferro-manganese clay supported breccia with quartz/calcite stockwork veining. Black and orange colored manganese-clay material, possibly of hot-spring origin is well exposed in the Dayton adit and is host to higher grade gold mineralization. The exposure in the adit appears to be similar to rod-like vent plumes cutting through the shallow dipping mega-breccia (Figure 6.11) within the matrix of the manganese-clay zone are clasts of rhyolite porphyry, silicified quartz porphyry and basaltic andesite. The silicified quartz porphyry clasts contain goethite after marcasite. Visible electrum grains (0.5 mm) have been found in manganese vent zones. The manganese-clay zone is not well exposed on the surface because the black and orange material is very unstable when exposed to natural occurring surface weathering conditions and breaks down to various clay compounds. Source: Comstock, 2022 Figure 6.11. Exposure of Manganese Vent in Dayton Adit Cutting Across the Mega-breccia Note: Field of view is approximately 6 feet × 6 feet. 9) Quartz porphyry (z-PQ) is a felsic intrusive rock with quartz eyes, dissolution rinds haloing more rounded quartz eyes and randomly oriented phenocrysts of quartz and other minerals. z-PQ appears to commonly have a low grade (0.01-0.02 opt gold) mineral event associated with it. It is a receptive host rock unit and when intersected by mineralizing structures contains elevated metal values.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 40 BEHRE DOLBEAR 10) Upper breccia (z-BXU) which lies above the Breccia hosts consistent values of >0.05 ounce of gold/t. When drilling intercepted breccia with consistent gold values of >0.05 ounce/t, which could be correlated from hole to hole, it was modeled as Upper Breccia. Again, for modeling purposes, Breccia and Upper breccia are combined. 11) Basal breccia (z-BXD) occurs at the base of the Miocene volcanic package. The basal breccia is composed of fragmented weakly-magnetic diabase (augite, pyroxene, plagioclase, olivine, and magnetite) with micro-hydrothermal breccias, micro-quartz veinlets containing marcasite and kermesite (a red-colored antimony oxy-sulfide). In addition, the diabase fragments may display propylitic alteration. Silicified quartz porphyry fragments are common. Drill hole intercepts of mineralization (0.02 – 0.03 gold ounces/ton) are hosted in this unit. 12) Andesite debris flow (z-ADF) is a series of lahar flows and intermediate volcanic debris flows. The andesitic debris flow is not a primary host for mineralization. 13) Andesite (z-AA) is an intermediate volcanic rock displaying minor propylitic alteration. This specific andesite is not a favorable host for mineralization. 14) Mafic volcanic (z-MV) includes basalt and gabbro intrusive rocks and the meta-volcanic basement rocks. The mafic volcanic intrusive sequence may be associated with a specific mineralizing event. 15) Rhyodacite (z-RD) includes a series of rhyodacite domes and flows of the Dayton Volcanic Dome Corridor. Porphyritic attribute (quartz eyes), locally displaying flow lineation and rhyodacite breccia fragments. The rhyodacite is not a favorable host. All mappable and wire-framed units generally dip moderately easterly but significantly steepen eastward. The roots of the quartz and rhyolite porphyries also seem to emanate and dip steeply eastward. This steepening may reflect the primary feeder zone. The Dayton mineralization is generally bounded on the east by the NW-01 fault and on the west by the NW-02 fault. The Dayton mineralized zone is about 2,800 feet long and open ended to the south and terminated by the Haywood fault to the north. Mineralized widths are 300 feet on the south and north ends and 800 feet wide in the center of the boudin-type graben structure, which controls mineralization. Mineralization continues down-dip for as much as 700 feet at the widest point. Based upon drilling, continuity of the mineralized zone appears to be good. Other deeper mineralized intersections are noted, but there is insufficient drilling to confirm continuity with the principal mineralized zone. The sub-units of the Dayton cryptodome are not present east of the NW-01 fault strongly suggesting that the hydrothermal mineralization is focused within the boudin-graben feature hosting the Dayton deposit. 6.5 DRILL PLAN AND REPRESENTATIVE SECTIONS Figure 6.12 is the legend for the following geologic/drill sections and plan views. Figure 6.13 is the color code legend for gold grades for the block model sections and plans views. Note that historic mining stopes are shown as purple- colored rectangular boxes on the geologic/drill hole sections. Also, note how block model grades correspond to stratigraphic and structural control on mineralization.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 41 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.12. Legend for Geologic/Drill Sections and Plan (Level) Views Comstock Exploration and Development LLC The Dayton Project 117 American Flat Road Virginia City, NV 89440 Dayton Consolidated Project E-W Section 42200 N SCALE CHECKED BY DRAWN BY DATE FILE NO. DRAWING NO. 1"=100'(H) 100'(V)' MNorred 2022/10/07 geo-N42200.met V e r t i c a l S c a l e 1 " = 1 0 0 ' f t 2 0 0 1 0 0 0 5 0 1 0 0 Horizontal scale 1"=100' ft200100050100 Assay Results Au (opt) Au >= .05 opt Au >= .02 opt Au >= .01 opt Rock Codes Alluvium QA Kate Peak KP Felsic Intrusive IF Intermediate Intrusive II Mafic Intrusive IM Andesite Alta AA Andesite Sediments AS Sutro Sediments SS Andesite Hematitic AH Quartz Porphyry PQ Santiago Canyon Tuff SC Ashfall Tuff TA Crystal Tuff TX Lithic Tuff TL Crystal-Lithic Tuff XL Inter-volcanic Gravel TG Biotite Granodiorite GB Quartz Monzonite MQ Metaigneous gabbro MV Metasediments MS Metalimestone ML Metadolomite MD Metahornfels MH Backfill QB No Return NR Void VD Fault F Fault Breccia FB Vein VNQ C Vein >= 5% Vein 1 to 5% Mineralized and Intrusive Zones Fill z-QA Felsic Volcanics z-FI Quartz Porphyry z-PQ Mega Breccia z-BXM Upper Breccia z-BXU Basal Breccia z-BXD Alhambra zone z-ALH KC zone z-KC Vein z-VN Andesite Dike z-AD Mafic Intrusive z-IM Rhyolitic Porph. z-PR

Dayton Consolidated Report
Effective Date: November 1, 2022

Block Results		Pit Shell Outline
Au	>= .05 opt	--------- $1800 Pit Shell
Au	>= .02 opt	
Au	>= .01 opt	
Au	< .01 opt	

Source: Comstock, 2022

Figure 6.13. Color Code Legend for Block Model Sections and Plan Views

Figure 6.14, Figure 6.15, Figure 6.16, Figure 6.17, Figure 6.18, and Figure 6.19 are detailed east-west geologic cross sections showing the relationship between the various stratigraphic and intrusive units; principal structures; underground workings and drill results at the Dayton deposit along Sections 43700N, 43500N, 43300N, 42900N, 42450N, and 42200N, respectively. The various volcanic units dip shallowly eastward and are cut by pre- and post-mineral dike rocks. Further east approaching the NW-01 fault, all units steepen quickly, possibly representing the primary plumbing system and source of the hydrothermal system. East of the NW-01 fault, none of the 12 sub-units are present as the NW-01 fault bounds the cryptodome-autoclastic dome related boudin-graben feature, which hosts the Dayton resource.

Locally, where drilling has progressed westward, mineralization has been identified but not completely defined along the crest of a small anticlinal feature where favorable host rocks are present.

Figure 6.20, Figure 6.21, Figure 6.22, Figure 6.23, Figure 6.24, and Figure 6.25 are the block model sections for drill hole sections 43700N, 43500N, 43300N, 42900N, 42450N, and 42200N, respectively.

Project 18-061 (S-K 1300) 42 **BEHRE DOLBEAR**

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 43 BEHRE DOLBEAR Source: Comstock 2022 Figure 6.14. Drill Hole Geology Cross Section at 43700N 4300 4300 4400 4400 4500 4500 4600 4600 4700 4700 4800 4800 4900 4900 5000 5000 5100 5100 5200 5200 5300 5300 2326000E 2326000E 2326000E 2326000E 2326500E 2326500E 2326500E 2326500E 2327000E 2327000E 2327000E 2327000E D 1 1 - 2 1 D 1 1 - 2 2 D 1 1 - 2 3 D 1 1 - 2 5 D 1 1 - 2 6 D 1 1 - 2 7 D 7 5 - 3 5 D 7 5 - 6 C H D A - 1 4 5 H D A - 1 7 8 H D A - 1 9 H D A - 2 0 A D 1 1 - 2 1 D 1 1 - 2 2 D 1 1 - 2 3 D 1 1 - 2 5 D 1 1 - 2 6 D11-27 D 7 5 - 3 5 D 7 5 - 6 D 7 5 - 6 C H D A - 1 4 5 H D A - 1 7 H D A - 1 8 H D A - 1 9 H D A - 2 0 H D A - 2 0 A 400.0 560.0 40.0 380.0 400.0 30.0 205.0 225.0 76.0 76.0 36.0 56.0 5.0 .001 .003 .005 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .042 .078 .003 .002 .002 .001 .001 .002 .002 .001 .002 .001 .004 .002 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 1.159 1.083 .418 .074 .207 .246 .143 .151 .328 .307 .179 .093 .216 .332 .229 .061 .069 .048 .057 .108 .029 .111 .051 .041 .086 .027 .031 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .004 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .004 .004 .018 .003 .002 .001 .001 .004 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .029 .003 .001 .001 .001 .001 .002 .001 .001 .001 .002 .014 .005 .004 .001 .002 .018 .008 .003 .031 .008 .006 .002 .006 .001 .003 .001 .002 .001 .017 .170 .006 .006 .001 .001 .004 .007 .004 .008 .014 .013 .006 .045 .119 .031 .006 .004 .042 .028 .059 .020 .012 .007 .008 .007 .070 .001 .002 .004 .003 .002 .001 .001 .005 .001 .001 .001 .003 .001 .001 .001 .001 .001 .001 .006 .004 .005 .001 .002 .015 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .243 .084 .148 .111 .130 .064 .042 .020 .004 .002 .001 .010 .006 .009 .024 .002 .007 .001 .001 .001 .002 .031 .014 .003 .001 .014 .004 .001 .156 .031 .008 .096 .034 .013 .001 .001 .001 .001 .005 .021 .034 .001 .001 .004 .003 .001 .001 .002 .007 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .026 .005 .002 .004 .001 .001 .018 .004 .003 .004 .010 .014 .018 .001 .001 .001 .001 .011 .001 .001 .003 .001 .034 .002 .007 .001 .007 .002 .001 .002 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .002 .001 .001 .001 .001 .004 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .350 .009 .001 .001 .001 .001 .001 .001 .001 .228 .006 .001 .001 .001 .099 .018 .280 .001 .001 .001 .001 .006 .026 .009 .001 .006 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .061 .073 .009 .015 .001 .001 .001 .001 .001 .0 6 . 38 . 01 .001 .003 .111 .001 .001 .001 .001 .009 .003 .003 .058 .009 .006 .003 .001 .001 .001 .003 .009 .003 .001 .001 .001 .006 .006 .003 .009 .006 .001 .001 .006 .076 .055 .009 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .006 .015 .023 .001 .001 .001 .001 .001 .134 .003 .026 .006 .029 .058 .012 .010 .001 .028 .001 .001 .001 .010 01 0 4 .032 .001 .026 .001 .001 .003 .003 .006 .001 .012 .001 .010 .001 .001 .050 .006 43700 N

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 44 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.15. Drill Hole Geology Cross Section at 43500N 4300 4300 4400 4400 4500 4500 4600 4600 4700 4700 4800 4800 4900 4900 5000 5000 5100 5100 5200 5200 5300 5300 2326000E 2326000E 2326000E 2326000E 2326500E 2326500E 2326500E 2326500E 2327000E 2327000E 2327000E 2327000E D 1 1 - 4 2 D 1 1 - 4 3 D 1 1 - 5 8 D 1 1 - 5 9 D 7 5 - 3 8 D 7 5 - 4 2 D 7 5 - 4 3 D 7 5 - 4 C D A - 2 8 9 D A - 3 1 7 H D A - 1 1 5 D 1 1 - 4 2 D 1 1 - 4 3 D 1 1 - 5 8 D 1 1 - 5 9 D 7 5 - 3 8 D 7 5 - 4 2 D 7 5 - 4 3 D 7 5 - 4 C D 7 5 - 8 C D A - 2 8 9 D A - 3 1 7 H D A - 1 1 5 50.0 375.0 375.0 25.0 170.0 100.0 185.0 295.0 82.0 70.0 83.0 .003 .003 .004 .001 .001 .001 .001 .001 .001 .001 .316 .059 .021 .004 .001 .001 .001 .001 .002 .001 .001 .001 .008 .002 .001 .001 .001 .001 .001 .006 .001 .001 .057 .010 .018 .007 .010 .003 .002 .440 .018 .007 .004 .007 .002 .004 .004 .020 .005 .012 .036 .022 .031 .022 .082 .029 .014 .031 .073 .054 .051 .047 .035 .008 .012 .024 .024 .029 .022 .015 .022 .036 .039 .034 .043 .052 .027 .032 .002 .004 .014 .011 .005 .008 .002 .006 .003 .009 .007 .005 .004 .002 .025 .005 .002 .004 .001 .002 .001 .001 .003 .001 .007 .001 .001 .003 .002 .002 .025 .010 .001 .001 .001 .004 .010 .001 .008 .002 .004 .001 .001 .001 .001 .001 .001 .011 .027 .017 .005 .006 .055 .013 .010 .007 .002 .004 .002 .001 .001 .002 .002 .002 .004 .002 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .149 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .266 .003 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .004 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .002 .003 .008 .009 .008 .058 .018 .017 .004 .004 .010 .036 .032 .005 .006 .026 .006 .016 .039 .253 .055 .075 .046 .062 .078 .063 .007 .002 .002 .003 .003 .018 .043 .016 .020 .011 .013 .049 .029 .017 .004 .032 .045 .048 .042 .039 .014 .002 .030 .004 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .003 .001 .001 .001 .001 .003 .047 .009 .023 .079 .003 .003 .001 .001 .001 .012 .001 .085 .061 .318 .029 .003 .009 .041 .041 .041 .309 .041 .064 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .023 .001 .001 .001 .001 .001 .003 .003 .003 .006 .003 .012 .009 .015 .012 .018 .009 .064 .023 .543 .058 .023 .012 .023 .041 .012 .038 .012 .023 .026 .012 .026 .009 .018 .015 .041 .006 .003 .003 .003 .001 .001 .003 .006 .047 .047 .006 .026 .003 .003 .006 .003 .046 .142 .031 .012 .006 .031 .014 .056 .036 .028 .065 .048 .024 .007 .012 .005 .026 .007 .021 .002 .001 .001 .399 .001 .001 .004 .001 .001 .001 .001 43500 N

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 45 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.16. Drill Hole Geology Cross Section at 43300N 4300 4300 4400 4400 4500 4500 4600 4600 4700 4700 4800 4800 4900 4900 5000 5000 5100 5100 5200 5200 5300 5300 2326000E 2326000E 2326000E 2326000E 2326500E 2326500E 2326500E 2326500E 2327000E 2327000E 2327000E 2327000E D 1 1 - 2 9 D 1 1 - 4 0 D 1 1 - 4 1 D 1 1 - 5 0 D 1 1 - 5 5 D 7 5 - 3 D 7 5 - 3 1 D 7 5 - 3 C D A - 1 6 5 D A - 1 6 6 D A - 2 6 6 D A - 2 9 1 D A - 2 9 3 D A - 4 0 1 D A - 4 0 3 H D A - 1 H D A - 3 2 H D A - 3 6 H D A - 4 1 H D A - 7 H D A - 9 A D 1 1 - 2 9 D 1 1 - 4 0 D 1 1 - 4 1 D 1 1 - 5 0 D11-55 D 7 5 - 3 D 7 5 - 3 1 D 7 5 - 3 C D 7 5 - 5 C D A - 1 6 5 D A - 1 6 6 D A - 2 6 6 D A - 2 9 1 D A - 2 9 3 DA-401 DA-403 H D A - 1 H D A - 3 2 H D A - 3 6 H D A - 4 1 H D A - 7 H D A - 9 H D A - 9 A 610.0 295.0 350.0 215.0 185.0 175.0 150.0 265.0 82.0 82.0 82.0 82.0 82.0 82.0 32.0 76.0 76.0 76.0 76.0 76.0 103.0 .007 .014 .001 .001 .001 .003 .002 .001 .002 .001 .003 .001 .002 .005 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .003 .001 .006 .005 .001 .002 .001 .001 .002 .008 .005 .002 .006 .001 .009 .009 .020 .004 .005 .020 .015 .006 .009 .008 .012 .055 .026 .019 .003 .001 .003 .012 .020 .014 .006 .012 .007 .004 .003 .002 .003 .004 .007 .006 .015 .005 .008 .003 .174 .048 .005 .002 .001 .005 .028 .022 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .006 .001 .001 .001 .011 .001 .002 .001 .002 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .008 .001 .005 .001 .002 .002 .003 .007 .015 .003 .002 .003 .008 .013 .009 .027 .015 .016 .008 .003 .032 .009 .028 .018 .041 .013 .002 .002 .001 .016 .001 .001 .001 .001 .005 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .004 .004 .005 .004 .014 .008 .002 .003 .005 .003 .002 .003 .004 .028 .015 .036 .057 .062 .120 .162 .051 .035 .046 .029 .041 .021 .036 .034 .017 .067 .013 .017 .059 .018 .013 .233 .022 .044 .008 .015 .001 .002 .001 .006 .001 .007 .004 .003 .005 .008 .003 .003 .002 .001 .002 .002 .005 .001 .001 .004 .004 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .010 .001 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .005 .002 .002 .041 .025 .050 .007 .001 .016 .004 .002 .007 .014 .025 .017 .051 .023 .015 .053 .152 .052 .038 .024 .061 .084 .060 .066 .070 .037 .042 .037 .004 .012 .012 .009 .012 .009 .015 .026 .023 .015 .038 .015 .012 .029 .009 .006 .012 .032 .015 .009 .015 .003 .003 .003 .003 .003 .003 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .023 .003 .003 .003 .047 .003 .006 .131 .009 .003 .006 .006 .009 .029 .041 .047 .268 .023 .064 .035 .053 .047 .041 .018 .032 .018 .058 .055 .035 .006 .001 .047 .044 .001 .001 .006 .001 .001 .003 .026 .003 .001 .001 .001 .001 .001 .001 .003 .001 .001 .003 .001 .001 .001 .001 .012 .006 .009 .018 .053 .038 .018 .041 .041 .006 .035 .222 .391 .044 .146 .038 .018 .035 .064 .067 .026 .058 .006 .003 .008 .013 .005 .003 .001 .001 .001 .001 .003 .039 .091 .046 .025 .018 .022 .030 .043 .027 .019 .017 .038 .012 .021 .035 .028 .053 .014 .028 .014 .020 .064 .061 .020 .053 .053 .039 .025 .009 .003 .028 .026 .025 .069 .100 .032 .005 .010 .041 .028 .040 .092 .060 .001 .002 .001 .001 .005 .012 .036 .022 .004 .002 .012 .212 .062 .012 .004 .020 .040 .050 .035 .032 .010 .026 .022 .008 .022 .010 .034 .020 .036 .014 .016 .010 .010 .032 .016 .018 .044 .080 .029 .007 .024 .022 .010 .006 .007 .012 .011 .037 .013 .010 .012 .035 .048 .078 .048 43 00 N

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 46 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.17. Drill Hole Geology Cross Section at 42900N 4300 4300 4400 4400 4500 4500 4600 4600 4700 4700 4800 4800 4900 4900 5000 5000 5100 5100 5200 5200 5300 5300 2326000E 2326000E 2326000E 2326000E 2326500E 2326500E 2326500E 2326500E 2327000E 2327000E 2327000E 2327000E D 1 1 - 4 4 D 1 1 - 4 5 D 1 1 - 4 9 D 1 1 - 5 6 D 1 1 - 5 7 D 7 5 - 1 5 C D A - 2 3 0 D A - 3 4 7 H D A - 8 3 H D A - 8 7 H D A - 9 3 D 1 1 - 4 4 D 1 1 - 4 5 D 1 1 - 4 9 D11-56 D11-57 D 7 5 - 1 5 D 7 5 - 1 5 C D A - 2 3 0 D A - 3 4 7 H D A - 8 3 H D A - 8 7 H D A - 9 3 635.0 40.0 40.0 545.0 185.0 82.0 82.0 183.0 173.0 158.0 .002 .001 .001 .001 .001 .002 .006 .001 .005 .002 .003 .003 .011 .026 .007 .002 .008 .007 .008 .019 .019 .010 .008 .004 .006 .001 .001 .014 .007 .001 .002 .016 .012 .042 .029 .024 .029 .096 .037 .166 .028 .113 .097 .428 .508 .079 .157 .432 .028 .039 .019 .002 .009 .014 .012 .002 .001 .002 .001 .005 .001 .006 .001 .001 .002 .002 .001 .001 .001 .008 .014 .005 .003 .010 .003 .001 .005 .011 .013 .016 .034 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .016 .007 .002 .002 .008 .004 .005 .006 .037 .017 .007 .015 .068 .128 .060 .068 .016 .001 .046 .024 .028 .030 .018 .070 .053 .068 .060 .014 .013 .019 .064 .026 .077 .011 .035 .010 .005 .002 .008 .004 .003 .005 .042 .052 .036 .044 .019 .052 .034 .024 .033 .014 .010 .008 .010 .026 .004 .029 .010 .008 .005 .007 .019 .034 .014 .004 .002 .002 .003 .002 .001 .001 .001 .002 .001 .002 .001 .001 .001 .001 .052 .026 .014 .019 .029 .057 .057 .030 .033 .007 .006 .003 .005 .005 .005 .003 .011 .005 .004 .001 .001 .005 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .006 .001 .002 .013 .004 .002 .003 .002 .012 .012 .014 .011 .002 .001 .004 .006 .009 .005 .029 .014 .024 .020 .042 .004 .049 .063 .036 .001 .002 .013 .026 .009 .003 .002 .032 .027 .034 .009 .002 .001 .002 .043 .013 .008 .009 .020 .006 .014 .029 .005 .003 .014 .008 .002 .005 .001 .001 .001 .001 .001 .001 .002 .004 .004 .004 .005 .004 .005 .004 .002 .001 .001 .002 .007 .010 .006 .009 .008 .007 .018 .019 .005 .004 .001 .002 .001 .004 .006 .004 .002 .007 .004 .004 .008 .180 .005 .013 .095 .016 .016 .237 .027 .011 .012 .002 .006 .014 .007 .021 .016 .011 .007 .007 .007 .021 .014 .017 .005 .003 .038 .036 .039 .002 .005 .001 .001 .001 .002 .002 .001 .001 .002 .001 .001 .005 .006 .001 .001 .001 .001 .001 .001 .001 .008 .002 .001 .001 .001 .001 .002 .002 .001 .001 .003 .002 .001 .001 .001 .001 .001 .001 .001 .004 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .006 .001 .003 .001 .001 .018 .001 .015 .018 .047 .009 006 .003 .012 .001 .006 .006 .015 .023 .001 .020 .001 .006 .001 .001 .001 .006 .001 .001 .001 .001 .001 .006 .012 .018 .001 .003 .001 .001 .001 .001 .003 .001 .006 .001 .001 .018 .001 .006 .023 .001 .081 .046 .025 .035 .014 .021 .021 .007 .020 .040 .017 .006 .014 .014 .005 .003 .002 .010 .001 .002 .002 .006 .011 .019 .024 .026 .080 .080 .090 .028 .010 .010 .004 .010 .010 .012 .042 .008 .020 .018 .013 .007 .008 .010 .010 .016 .016 .010 .013 .004 .004 .003 .012 .005 .005 .008 .011 .020 .047 .036 .034 .026 .182 .041 .027 .005 .020 .026 .014 .015 .020 .024 .003 .005 .001 .004 .005 .001 .016 .007 .010 .010 .015 .004 .004 .001 .001 .001 .001 .001 .006 .008 .026 .203 .069 .035 .010 .012 .027 .039 .064 .025 .034 .012 .019 .001 .003 .001 .001 .001 .001 42900 N

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 47 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.18. Drill Hole Geology Cross Section at 42450N 4300 4300 4400 4400 4500 4500 4600 4600 4700 4700 4800 4800 4900 4900 5000 5000 5100 5100 5200 5200 5300 5300 2326000E 2326000E 2326000E 2326000E 2326500E 2326500E 2326500E 2326500E 2327000E 2327000E 2327000E 2327000E D 1 1 - 3 4 D 1 1 - 3 5 D 1 1 - 3 7 D 1 1 - 4 6 D 1 1 - 5 1 D 1 1 - 5 2 D 7 5 - 2 0 D 7 5 - 2 0 C D A - 2 1 6 D A - 2 1 7 D A - 2 5 1 D A - 2 6 0 D A - 2 8 5 D A - 2 8 6 D A - 3 5 7 H D A - 1 2 2 H D A - 6 9 H D A - 9 6 D 1 1 - 3 4 D11-35 D 1 1 - 3 7 D11-46 D 1 1 - 5 1 D 1 1 - 5 2 D 7 5 - 2 0 D 7 5 - 2 0 C D A - 2 1 6 D A - 2 1 7 D A - 2 5 1 D A - 2 6 0 D A - 2 8 5 D A - 2 8 6 DA-357 DA-358 H D A - 1 2 2 H D A - 6 9 H D A - 9 6 380.0 50.0 520.0 40.0 400.0 30.0 185.0 82.0 82.0 82.0 35.0 46.0 36.0 82. 0 82. 0 143.0 86.0 43.0 .096 .002 .001 .001 .001 .001 .002 .004 .001 .071 .003 .008 .003 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .005 .005 .002 .007 .001 .003 .001 .001 .001 .033 .015 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .027 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .045 .020 .002 .013 .002 .006 .012 .001 .005 .004 .008 .011 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .008 .001 .001 .001 .001 .001 .001 .003 .001 .001 .021 .053 .010 .006 .002 .007 .029 .093 .040 .020 .007 .010 .007 .025 .008 .007 .006 .011 .005 .015 .002 .030 .026 .004 .003 .001 .006 .003 .008 .003 .004 .013 .014 .004 .023 .014 .009 .008 .001 .019 .001 .002 .002 .007 .002 .003 .013 .021 .016 .001 .001 .001 .001 .002 .017 .001 .002 .003 .001 .002 .001 .001 .001 .001 .001 .001 .001 .012 .026 .014 .003 .003 .001 .006 .005 .008 .004 .006 .001 .008 .010 .010 .029 .017 .058 .014 .009 .008 .003 .001 .001 .003 .008 .019 .024 .018 .003 .035 .006 .002 .010 .004 .003 .018 .007 .001 .003 .002 .028 .012 .002 .002 .008 .017 .004 .002 .009 .014 .006 .003 .013 .011 .018 .042 .029 .026 .010 .007 .018 .026 .020 .017 .015 .017 .030 .014 .014 .013 .012 .004 .004 .004 .004 .002 .007 .010 .004 .003 .001 .001 .001 .002 .002 .003 .002 .002 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .004 .003 .009 .002 .002 .018 .007 .009 .004 .004 .004 .002 .001 .009 .009 .006 .004 .001 .002 .004 .001 .002 .008 .004 .006 .002 .001 .001 .012 .001 .019 .001 .002 .001 .002 .001 .001 .001 .001 .012 .004 .006 .003 .014 .008 .018 .017 .004 .013 .024 .007 .002 .001 .001 .001 .001 .007 .001 .001 .001 .001 .001 .001 .003 .004 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .022 .007 .003 .003 .002 .003 .009 .005 .006 .006 .006 .003 .001 .001 .005 .001 .001 .001 .001 .001 .001 .001 .001 .009 .003 .001 .003 .003 .001 .001 .001 .001 .002 .002 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .005 .004 .001 .014 .008 .008 .028 .006 .008 .006 .004 .004 .001 .002 .002 .003 .001 .007 .001 .001 .001 .001 .018 .004 .043 .007 .009 .003 .002 .002 .001 .002 .002 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .006 .047 .099 .041 .015 .012 .012 .009 .018 .015 .058 .035 .015 .003 .003 .009 .003 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .003 .006 .003 .006 .003 .065 .006 .008 .006 .002 .002 .002 .002 .017 .004 .007 .002 .002 .002 .001 .002 .011 .005 .004 .009 .004 .016 .002 .001 .008 .036 .048 .256 .003 .014 .001 .005 .024 .018 .003 .003 .003 .01 6 .01 9 .02 4 .00 8 .00 3 .00 1 .00 1 .00 1 .00 2 .104 .024 .029 .030 .068 .034 .004 .020 .001 .001 .002 .001 .001 .001 .002 .016 .158 .104 .071 .054 .017 .028 .060 42450 N

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 48 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.19. Drill Hole Geology Cross Section at 42200N 4300 4300 4400 4400 4500 4500 4600 4600 4700 4700 4800 4800 4900 4900 5000 5000 5100 5100 5200 5200 5300 5300 2326000E 2326000E 2326000E 2326000E 2326500E 2326500E 2326500E 2326500E 2327000E 2327000E 2327000E 2327000E D 1 1 - 0 1 D 1 1 - 0 2 D 1 1 - 0 3 D 1 1 - 0 4 D 1 1 - 0 5 D 1 1 - 0 6 D 1 1 - 0 6 R D 1 1 - 1 1 D 1 1 - 1 2 D 1 1 - 1 3 D 1 1 - 1 4 D 1 1 - 1 9 D 7 5 - 2 3 D 7 5 - 2 4 D 9 4 - 1 7 D 9 4 - 6 D A - 1 1 3 D A - 1 1 4 D A - 1 1 5 D A - 1 9 6 D A - 1 9 9 D A - 2 0 2 D A - 2 0 3 D A - 2 0 4 D A - 2 2 2 D A - 2 2 3 D A - 2 2 4 D A - 2 2 7 D A - 3 1 0 D A - 3 1 1 D A - 3 6 1 H D A - 1 0 5 H D A - 5 9 H D A - 6 1 H D A - 6 6 H D A - 7 2 D 1 0 - 0 1 D 1 1 - 0 1 D 1 1 - 0 2 D 1 1 - 0 3 D 1 1 - 0 4 D 1 1 - 0 5 D11-06 D11-06R D 1 1 - 1 1 D 1 1 - 1 2 D 1 1 - 1 3 D 1 1 - 1 4 D 1 1 - 1 9 D 7 5 - 2 2 C D 7 5 - 2 3 D 7 5 - 2 4 D 9 4 - 1 7 D 9 4 - 6 D A - 1 1 3 D A - 1 1 4 D A - 1 1 5 D A - 1 9 6 D A - 1 9 9 D A - 2 0 2 D A - 2 0 3 D A - 2 0 4 D A - 2 2 2 D A - 2 2 3 D A - 2 2 4 D A - 2 2 7 D A - 3 1 0 D A - 3 1 1 D A - 3 6 1 H D A - 1 0 5 H D A - 5 9 H D A - 6 1 H D A - 6 6 H D A - 7 2 461.0 550.0 560.0 400.0 65.0 40.0 750.0 300.0 6 0. 0 40.0 306.0 230.0 245.0 100.0 82.0 82.0 82.0 82.0 61.0 67.0 77.0 82.0 82.0 80.0 70.0 82.0 70.0 70.0 73.0 56.0 56.0 46.0 118.0 .012 .009 .029 .004 .004 .004 .002 .001 .001 .001 .003 .003 .004 .005 .008 .002 .001 .003 .005 .001 .002 .001 .001 .003 .001 .002 .002 .001 .002 .001 .002 .002 .001 .001 .005 .001 .002 .001 .001 .001 .001 .003 .002 .001 .001 .001 .002 .001 .001 .002 .001 .001 .002 .002 .001 .001 .001 .001 .003 .001 .001 .002 .002 .001 .004 .001 .001 .002 .001 .003 .001 .002 .001 .001 .003 .007 .002 .004 .006 .005 .003 .001 .001 .002 .008 .006 .004 .003 .003 .002 .002 .001 .004 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .010 .006 .014 .020 .022 .001 .001 .001 .001 .006 .007 .001 .004 .013 .007 .003 .002 .001 .002 .003 .006 .005 .003 .001 .004 .026 .001 .001 .001 .001 .002 .001 .001 .001 .002 .001 .001 .001 .002 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .033 .006 .001 .003 .001 .001 .001 .002 .001 .001 .001 .001 .002 .002 .002 .007 .006 .004 .001 .003 .003 .002 .001 .002 .001 .001 .001 .002 .001 .001 .002 .001 .003 .001 .001 .001 .001 .002 .005 .003 .002 .001 .001 .008 .001 .002 .018 .006 .004 .002 .001 .001 .010 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .01 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .002 .007 .001 .001 .001 .001 .055 .070 .015 .006 .005 .009 .020 .020 .030 .057 .032 .038 .034 .028 .017 .007 .005 .002 .004 .006 .001 .001 .001 .020 .015 .007 .001 .001 .002 .004 .001 .002 .009 .001 .003 .198 .589 .207 .060 .073 .001 .001 .001 .001 .011 .001 .001 .001 .001 .004 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .004 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .004 .005 .001 .004 .001 .001 .003 .002 .020 .069 .008 .007 .001 .002 .005 .005 .001 .008 .005 .002 .001 .001 .001 .001 .001 .001 .002 .003 .001 .001 .001 .001 .001 .001 .001 .002 .001 .002 .002 .001 .001 .001 .001 .001 .001 .002 .001 .002 .004 .024 .008 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .003 .002 .001 .001 .001 .001 .001 .001 .001 .006 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .012 .031 .001 .001 .001 .001 .001 .001 .001 .002 .005 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .004 .002 .001 .001 .001 .001 .001 .001 .006 .017 .019 .012 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 . 01 01 .001 .001 .001 .001 .001 .001 .001 .014 .046 .012 .001 .003 .001 .001 .003 .001 .001 .001 .001 .013 .011 .015 .002 .005 .006 .010 .007 .003 .002 .002 .006 .005 .008 .007 .003 .009 .004 .004 .014 .011 .001 .001 .004 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .003 .001 .002 .004 .005 .002 .002 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .001 .002 .001 .004 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .004 .001 .001 .001 .001 .001 .003 .001 .002 .002 .069 .002 .001 .001 .001 .002 .002 .003 .006 .006 .001 .002 .009 .001 .001 .003 .002 .001 .032 .006 .018 .003 .001 .004 .007 .010 .007 .020 .019 .029 .015 .005 .006 .004 .020 .014 .017 .022 .022 .010 .015 .013 .024 .008 .019 .025 .038 .078 .005 .009 .014 .009 .023 .014 .007 .006 .015 .026 .012 .008 .026 .009 .018 .023 .024 .037 .004 .007 .002 .004 .001 .001 .001 .005 .004 .005 .007 .005 .001 .001 .001 .006 .006 .008 .001 .002 .007 .008 .003 .004 .003 .004 .007 .003 .002 .003 .009 .012 .009 .005 .001 .004 .011 .007 .003 .001 .005 .003 .006 .004 .001 .001 .003 .003 .005 .004 .002 .005 .004 .002 .001 .001 .001 .001 .001 .006 .004 .004 .007 .007 .003 .003 .004 .002 .003 .002 .001 .004 .004 .003 .001 .001 .001 .001 .001 .001 .001 .002 .012 .027 .009 .002 .001 .001 .001 .001 .001 .001 .001 .001 .006 .013 .067 .014 .003 .002 .002 .006 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .002 .001 .001 .001 .001 .001 .004 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .00 2 .00 4 .00 3 .00 4 .00 2 .00 2 .02 1 .01 0 .01 9 .00 4 .00 4 .00 2 .00 4 .01 2 .00 1 .00 6 .01 0 .00 5 .00 8 .00 2 .00 2 .03 0 .01 0 .00 6 .00 5 .01 9 .00 3 .00 3 .00 4 .00 2 .00 1 .00 4 .00 1 .00 2 .00 3 .00 1 .00 3 .00 1 .00 1 .00 1 .00 1 .00 8 .03 1 .01 4 .04 7 .01 3 .00 1 .02 1 .00 2 .00 2 .00 1 .00 1 .00 1 .00 2 .00 1 .00 3 .00 2 .00 1 .00 1 .00 5 .00 3 .00 1 .00 1 .00 1 .0 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .02 4 .00 2 .00 1 .00 4 .00 2 .00 5 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 1 .00 2 .00 1 .00 1 .00 1 .00 1 .00 1 .00 3 .00 2 .00 1 .00 1 .00 1 .00 1 .00 4 .00 1 .00 2 .001 .002 .005 .001 .001 .001 .001 .001 .001 .001 .001 .005 .001 .007 .006 .006 .007 .004 .005 .005 .003 .002 .001 .001 .001 .001 .001 .001 .002 .002 .001 .001 .001 .001 .001 .001 .005 .003 .004 .005 .008 .001 .005 .001 .002 .001 .005 .005 .006 .004 .001 .001 .012 .008 .008 .001 .005 .002 .001 .001 .001 .004 .010 .002 .013 .006 .009 .005 .003 .008 .001 .013 .020 .024 .013 .027 .008 .003 .007 .017 .006 .085 .088 .177 .086 .014 .025 .010 .025 .003 .006 .004 .012 .002 .007 .003 .001 .001 .001 .003 .002 .001 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .002 .001 .001 .001 .0 1 .001 .001 .001 .001 .001 .001 .001 .003 .009 .001 .012 .001 .012 .001 .026 .003 .029 .001 .001 .003 .018 .015 .003 .003 .012 .050 .085 .029 .038 .018 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .006 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .012 .001 .001 .009 .018 .003 .001 .015 .009 .009 .001 .006 .001 .006 .000 .047 .070 .015 .001 .003 .012 .006 .003 .001 .006 .001 .001 .003 .003 .009 .003 .001 .001 .003 .001 .003 .003 .009 .003 .018 .012 .009 .006 .003 .003 .012 .009 .003 .009 .003 .009 .003 .152 .029 .023 .001 .006 .026 .035 .001 .009 .006 .012 .029 .018 .038 .003 .003 .009 .020 .003 .003 .009 .003 .012 .021 .035 .040 .007 .006 .012 .011 .025 .057 .081 .208 .178 .043 .012 .001 .001 .001 .030 .057 .024 .019 .063 .088 .029 .040 .028 .002 .003 .001 .001 .001 .002 .003 .001 .001 .002 .003 .007 .016 .011 .012 .017 .044 .071 .035 .004 .002 . 01 .002 .084 .072 .013 .005 .015 .005 .003 .003 .016 .014 .016 .005 .005 .003 .004 .003 .036 .001 .005 .042 .002 .003 .010 .097 .030 .020 .021 .061 .105 .133 .009 .006 .005 .006 .018 .009 .054 .009 .001 .001 .051 .003 .029 .008 .010 .0 1 .000 .004 .003 .004 .001 .001 .001 .000 .004 .003 .006 .004 .001 .001 .001 .002 .001 .001 .006 .003 .001 .001 .002 .004 .001 .002 .011 .003 .002 .002 .032 .009 .003 .002 .002 .001 .006 .001 .009 .005 .002 .003 .003 .002 .005 .006 .003 .002 .002 .003 .002 .006 .00 4 .00 2 .00 3 .086 .141 .055 .022 .006 .024 .009 .005 .036 .007 .005 .001 .005 .005 .004 .036 .028 .016 .048 .047 .017 .017 .150 .186 .012 .020 .048 .078 .008 .002 .002 .003 .001 .010 .006 .004 .002 .005 .010 .010 .021 .010 .003 .018 .003 .003 .006 .010 .034 .008 .046 42 00 N

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 49 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.20. Block Model for Section 43700 N 4300 4300 4400 4400 4500 4500 4600 4600 4700 4700 4800 4800 4900 4900 5000 5000 5100 5100 5200 5200 5300 5300 2326000E 2326000E 2326000E 2326000E 2326500E 2326500E 2326500E 2326500E 2327000E 2327000E 2327000E 2327000E F-N50E77 F-N75E13 F-NS42 F-NW01 F-NW02 F-NW33 .006 .007 .025 .025 .029 .029 .014 .025 .036 .004 .029 .028 .023 .020 .019 .025 .027 .009 .012 .015 .014 .009 .011 .036 .027 .003 .007 .015 .012 .019 .026 .017 .019 .022 .013 .013 .011 .009 .036 .036 .036 .025 .007 .008 .023 .017 .020 .019 .008 .008 .010 .007 .036 .036 .035 .005 .020 .017 .013 .024 .021 .020 .018 .006 .007 .009 .004 .004 .035 .033 .032 .005 .025 .022 .019 .011 .005 .006 .006 .007 .006 .036 .033 .033 .026 .017 .028 .026 .022 .014 .012 .006 .006 .003 .004 .038 .038 .030 .021 .017 .013 .006 .007 .008 .008 .007 .007 .004 .039 .039 .023 .025 .018 .017 .011 .007 .009 .008 .007 .007 .040 .031 .016 .022 .023 .013 .007 .007 .006 .003 .007 .018 .131 .139 .007 .007 .041 .036 .018 .017 .023 .023 .014 .012 .013 .006 .010 .043 .131 .132 .008 .038 .023 .018 .017 .017 .014 .013 .014 .017 .007 .092 .093 .094 .008 .054 .015 .021 .023 .018 .016 .016 .014 .013 .011 .084 .092 .093 .051 .047 .039 .035 .015 .022 .024 .015 .022 .041 .043 .042 .050 .038 .040 .049 .021 .017 .017 .017 .014 .041 .042 .042 .016 .045 .045 .039 .039 .044 .036 .018 .048 .045 .058 .041 .039 .035 .020 .018 .047 .044 .058 .041 .019 .020 .053 .053 .052 .052 .018 .053 .053 .052 .051 .017 .052 .052 .052 .051 .017 .051 .051 .051 .019 .051 .051 .028 .017 .018 .050 .050 .050 .017 .016 .028 .049 .049 .049 .029 .048 .049 .047 .047 .015 .048 .048 .049 .139 .144 .013 .048 .049 .050 .155 .157 .013 .049 .049 .050 .050 .168 .176 .182 .029 .049 .049 .028 .050 .151 .198 .198 .031 .050 .050 .050 .028 .051 .160 .165 .225 .212 .026 .050 .050 .051 .051 .052 .178 .184 .134 .142 .026 .050 .050 .050 .052 .030 .171 .182 .176 .132 .026 .050 .050 .051 .052 .031 .267 .210 .172 .194 .027 .051 .057 .047 .233 .260 .171 .186 .027 .051 .057 .057 .156 .170 .268 .222 .024 .054 .061 .058 .203 .149 .211 .267 .027 .055 .057 .057 .219 .251 .158 .150 .021 .057 .056 .056 .208 .214 .224 .021 .059 .063 .066 .183 .208 .207 .019 .070 .058 .063 .056 .201 .182 .019 .064 .061 .058 .058 .172 .199 .019 .064 .060 .060 .182 .170 .018 .064 .058 .058 .180 .156 .018 .064 .058 .058 .180 .180 .018 .064 .058 .060 .157 .183 .017 .064 .058 .172 .172 .017 .058 .060 .155 .173 .017 .056 .048 .139 .155 .018 .056 .048 .151 .132 .018 .056 .048 .151 .018 .050 .039 .150 .018 .047 .040 .016 .047 .047 .055 .055 D 1 1 - 2 1 D 1 1 - 2 2 D 1 1 - 2 3 D 1 1 - 2 5 D 1 1 - 2 6 D 1 1 - 2 7 D 7 5 - 3 5 D 7 5 - 6 C H D A - 1 4 5 H D A - 1 7 8 H D A - 1 9 H D A - 2 0 A D 1 1 - 2 1 D 1 1 - 2 2 D 1 1 - 2 3 D 1 1 - 2 5 D 1 1 - 2 6 D11-27 D 7 5 - 3 5 D 7 5 - 6 D 7 5 - 6 C H D A - 1 4 5 H D A - 1 7 H D A - 1 8 H D A - 1 9 H D A - 2 0 H D A - 2 0 A 400.0 560.0 40.0 380.0 400.0 30.0 205.0 225.0 76.0 76.0 76.0 36.0 56.0 5.0 .001 .003 .005 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .0 2 .078 .003 .002 .002 .001 .001 .002 .002 .001 .002 .001 .004 .002 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 1.159 1.083 .418 .074 .207 .246 .143 .151 .328 .307 .179 .093 .216 .332 .229 .061 .069 .048 .057 .108 .029 .111 .051 .041 .086 .027 .031 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .004 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .004 .004 .018 .003 .002 .001 .001 .004 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .029 .003 .001 .001 .001 .001 .002 .001 .001 .001 .002 .014 .005 .004 .001 .002 .018 .008 .003 .031 .008 .006 .002 .006 .001 .003 .001 .002 .001 .017 .170 .006 .006 .001 .001 .004 .007 .004 .008 .014 .013 .006 .045 .119 .031 .006 .04 .042 .028 .059 .020 .012 .07 .008 .007 .070 .001 .002 .004 .003 .002 .001 .001 .005 .001 .001 .001 .003 .001 .001 .001 .001 .001 .001 .006 .004 .005 .001 .002 .015 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .243 .084 .148 .111 .130 .064 .042 .020 .004 .002 .001 .010 .006 .009 .024 .002 .007 .001 .001 .001 .002 .031 .014 .003 .001 .014 .004 .001 .156 .031 .008 .096 .034 .013 .001 .001 .001 .001 .005 .021 .034 .001 .001 .004 .003 .001 .001 .002 .007 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .026 .005 .002 .004 .001 .001 .018 .004 .003 .004 .010 .014 .018 .001 .001 .001 .001 .011 .001 .001 .003 .001 .034 .002 .007 .001 .007 .002 .001 .002 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .002 .001 .001 .001 .001 .004 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .350 .009 .001 .001 .001 .001 .001 .001 .001 .228 .006 .001 .001 .001 .099 .018 .280 .001 .001 .001 .001 .006 .026 .009 .001 .006 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .061 .073 .009 .015 .001 .001 .001 .001 .001 .0 6 . 38 . 01 001 .003 .111 .001 .001 .001 .001 .009 .003 .003 .058 .009 .006 .003 .001 .001 .001 .003 .009 .003 .001 .001 .001 .006 .006 .003 .009 .006 .001 .001 .006 .076 .055 .009 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .006 .15 .023 .001 .0 1 .001 .001 .001 .134 .003 .026 .006 .029 .058 .012 .010 .001 .028 .001 .001 .001 .010 .001 .001 .008 .001 .001 .004 .032 .001 .026 .001 .001 .003 .003 .006 12 .001 .010 .001 .001 .050 .006 43700 N

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 50 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.21. Block Model for Section 43500 N 4300 4300 4400 4400 4500 4500 4600 4600 4700 4700 4800 4800 4900 4900 5000 5000 5100 5100 5200 5200 5300 5300 2326000E 2326000E 2326000E 2326000E 2326500E 2326500E 2326500E 2326500E 2327000E 2327000E 2327000E 2327000E F-N50E14 F-N50E76 F-N50E77 F-NELA F-NS42 F-NW01 F-NW02 F-NW15 F-NW33 .023 .024 .021 .021 .022 .026 .026 .022 .021 .021 .030 .026 .011 .050 .053 .021 .030 .032 .028 .027 .008 .040 .050 .017 .031 .030 .026 .024 .012 .009 .012 .050 .058 .028 .025 .024 .024 .024 .011 .009 .007 .006 .003 .012 .040 .050 .023 .026 .023 .022 .024 .011 .012 .010 .007 .007 .005 .015 .007 .041 .035 .023 .022 .043 .043 .011 .012 .007 .009 .005 .003 .003 .008 .012 .013 .010 .038 .038 .024 .023 .038 .038 .010 .012 .012 .010 .008 .006 .006 .006 .012 .008 .009 .038 .046 .020 .038 .038 .038 .011 .013 .012 .010 .007 .008 .007 .014 .015 .016 .012 .025 .012 .038 .038 .015 .019 .038 .038 .012 .011 .013 .013 .013 .011 .012 .014 .015 .015 .016 .012 .011 .012 .045 .057 .027 .038 .038 .038 .016 .013 .020 .017 .013 .011 .016 .026 .018 .058 .016 .012 .041 .045 .013 .026 .032 .038 .014 .017 .019 .019 .020 .017 .016 .031 .024 .058 .016 .012 .040 .053 .027 .027 .038 .039 .040 .093 .082 .025 .021 .018 .026 .022 .022 .022 .022 .016 .016 .036 .037 .013 .013 .028 .028 .036 .098 .081 .030 .027 .026 .020 .022 .022 .022 .022 .022 .015 .035 .038 .049 .028 .025 .102 .084 .069 .052 .050 .029 .028 .022 .024 .062 .085 .088 .022 .022 .022 .022 .022 .149 .149 .016 .034 .034 .038 .022 .023 .065 .124 .070 .050 .042 .035 .033 .025 .020 .061 .084 .087 .022 .022 .022 .022 .022 .149 .149 .149 .149 .149 .016 .013 .032 .028 .087 .092 .040 .075 .019 .016 .038 .033 .022 .027 .100 .143 .174 .017 .016 .031 .029 .057 .080 .113 .038 .038 .037 .013 .042 .023 .027 .106 .127 .173 .017 .016 .030 .059 .082 .120 .047 .036 .033 .017 .021 .021 .081 .079 .116 .176 .178 .020 .016 .031 .101 .063 .055 .086 .122 .035 .013 .021 .021 .077 .076 .115 .176 .178 .047 .033 .034 .037 .059 .092 .108 .053 .049 .050 .018 .013 .021 .028 .076 .080 .083 .183 .048 .049 .048 .033 .062 .055 .042 .095 .092 .050 .018 .016 .021 .026 .077 .079 .082 .185 .031 .049 .048 .036 .071 .048 .020 .081 .087 .048 .021 .015 .014 .011 .027 .081 .083 .079 .188 .033 .039 .049 .050 .064 .064 .025 .021 .023 .082 .013 .011 .009 .012 .027 .035 .082 .078 .190 .020 .046 .047 .043 .050 .041 .110 .029 .025 .019 .058 .061 .011 .012 .012 .010 .024 .077 .068 .116 .195 .023 .036 .061 .045 .044 .046 .108 .080 .063 .022 .022 .018 .012 .016 .009 .012 .025 .041 .067 .117 .202 .023 .036 .061 .042 .040 .084 .063 .063 .022 .052 .013 .024 .014 .007 .007 .026 .117 .195 .014 .042 .061 .032 .040 .055 .070 .060 .063 .028 .032 .024 .027 .013 .010 .026 .113 .164 .013 .042 .062 .036 .030 .016 .007 .009 .040 .008 .009 .008 .082 .083 .013 .043 .043 .025 .022 .061 .020 .009 .008 .007 .009 .080 .081 .010 .061 .020 .021 .023 .010 .010 .054 .009 .079 .092 .073 .065 .192 .012 .045 .004 .009 .018 .045 .069 .021 .011 .009 .033 .088 .069 .062 .191 .056 .018 .009 .009 .041 .049 .048 .011 .018 .020 .022 .060 .057 .071 .189 .066 .005 .005 .009 .030 .023 .048 .042 .039 .008 .007 .065 .056 .070 .188 .010 .009 .058 .005 .005 .029 .032 .047 .048 .048 .005 .006 .008 .008 .187 .009 .009 .062 .005 .005 .026 .026 .027 .048 .049 .083 .098 .005 .005 .186 .009 .066 .008 .005 .031 .027 .024 .025 .052 .053 .007 .011 .092 .005 .009 .078 .008 .008 .022 .025 .024 .025 .025 .044 .004 .006 .006 .066 .009 .070 .008 .008 .064 .018 .018 .019 .046 .007 .005 .004 .005 .046 .010 .067 .013 .015 .066 .066 .065 .017 .017 .015 .008 .004 .005 .047 .011 .027 .020 .020 .065 .067 .067 .062 .017 .020 .013 .008 .048 .033 .051 .013 .022 .022 .024 .075 .069 .070 .069 .063 .018 .029 .016 .033 .033 .033 .054 .056 .023 .025 .026 .090 .074 .069 .055 .028 .016 .017 .019 .033 .033 .057 .062 .024 .024 .024 .072 .074 .089 .029 .028 .082 .016 .016 .019 .033 .012 .058 .058 .026 .026 .028 .039 .100 .037 .087 .086 .016 .016 .016 .019 .013 .055 .056 .039 .039 .040 .039 .039 .085 .088 .087 .017 .016 .016 .014 .014 .056 .057 .059 .041 .036 .043 .073 .085 .088 .088 .017 .028 .016 .007 .013 .058 .058 .060 .041 .035 .088 .083 .082 .073 .089 .088 .016 .017 .013 .056 .057 .054 .029 .027 .026 .033 .085 .084 .088 .088 .016 .014 .054 .054 .053 .030 .029 .032 .033 .085 .084 .084 .088 .088 .013 .052 .033 .030 .051 .033 .033 .033 .084 .084 .084 .088 .011 .052 .034 .030 .050 .034 .034 .033 .096 .088 .084 .084 .050 .027 .013 .049 .053 .034 .034 .028 .102 .102 .102 .049 .030 .012 .049 .049 .034 .034 .033 .097 .097 .097 .012 .011 .012 .049 .049 .034 .034 .118 .084 .084 .016 .011 .012 .048 .049 .034 .034 .085 .086 .102 .014 .049 .034 .034 .034 .085 .085 .014 .049 .033 .033 .033 .096 .087 .044 .044 .034 .034 .103 .049 .050 .034 .035 .107 .015 .050 .035 .035 .015 .045 .035 .037 .015 .051 .035 .017 .051 .035 .017 .035 .017 .034 D 1 1 - 4 2 D 1 1 - 4 3 D 1 1 - 5 8 D 1 1 - 5 9 D 7 5 - 3 8 D 7 5 - 4 2 D 7 5 - 4 3 D 7 5 - 4 C D A - 2 8 9 D A - 3 1 7 H D A - 1 1 5 D 1 1 - 4 2 D 1 1 - 4 3 D 1 1 - 5 8 D 1 1 - 5 9 D 7 5 - 3 8 D 7 5 - 4 2 D 7 5 - 4 3 D 7 5 - 4 C D 7 5 - 8 C D A - 2 8 9 D A - 3 1 7 H D A - 1 1 5 50.0 375.0 375.0 25.0 170.0 100.0 185.0 295.0 82.0 70.0 83.0 .003 .003 .004 .001 .001 .001 .001 .001 .001 .001 .316 .059 .021 .004 .001 .001 .001 .001 .002 .001 .001 .001 .008 .002 .001 .001 .001 .001 .001 .006 .001 .001 .57 .010 .018 .007 .010 .003 .002 .440 .018 .007 .004 .007 02 .004 04 .020 .05 .012 .036 .022 .031 .022 .082 .029 .014 .031 .073 .054 .051 .047 .035 .008 01 .024 .4 .029 .022 .015 .22 .036 .039 .034 .043 .052 .027 .032 .002 .004 .014 .011 .005 .008 .002 .006 .003 .009 .007 .005 .004 .002 .025 .005 .002 .004 .001 .002 .001 .001 .003 .001 .007 .001 .001 .003 .002 .002 .025 .010 .001 .001 .001 .004 .010 .001 .008 .002 .004 .001 .001 .001 .001 .001 .001 .011 .027 .017 .5 .006 .055 .013 .010 .007 .002 .004 .002 .001 .001 .002 .002 .002 .004 .002 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .149 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .266 .003 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .004 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .002 .003 .008 .009 .008 .058 .018 .017 .004 .004 .010 .036 .032 .05 .006 .026 .006 .016 .039 .253 .055 .075 .046 .062 .078 .063 .007 .002 .002 .003 .003 .018 .043 .016 .020 .011 .013 .049 .029 .017 .004 .032 .045 .048 .042 .039 .014 .002 .030 .004 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .003 .001 .001 .001 .001 .003 .047 .009 .023 .079 .003 .003 .001 .001 .001 .012 .001 .085 .061 .318 .029 .003 .009 .041 .041 .041 .309 .041 .064 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .023 .001 .001 .001 .001 .001 .003 .003 .003 .006 .003 .012 .009 .015 .012 .018 .009 .064 .023 .543 .058 .023 .012 .023 .041 .012 .03 .012 .023 .026 .012 .026 .009 .018 .015 .041 .006 03 .003 .003 .001 .001 .003 .006 .047 .047 .0 6 .026 .003 003 .006 .003 .046 .142 .031 .012 .006 .031 .014 .056 .036 .028 .065 .048 .024 .007 .012 .005 .026 .007 .021 .002 .001 .001 .399 .001 .001 .004 .001 .001 .001 .001 43500 N

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 51 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.22. Block Model for Section 43300 N 4300 4300 4400 4400 4500 4500 4600 4600 4700 4700 4800 4800 4900 4900 5000 5000 5100 5100 5200 5200 5300 5300 2326000E 2326000E 2326000E 2326000E 2326500E 2326500E 2326500E 2326500E 2327000E 2327000E 2327000E 2327000E F-N50E10 F-N50E14 F-N50E76 F-N75E11 F-NS27 F-NS27 F-NW01 F-NW02 F-NW12 F-NW15 F-NW33 .007 .012 .008 .008 .065 .056 .050 .012 .004 .004 .015 .013 .070 .065 .051 .009 .009 .004 .013 .015 .011 .011 .005 .071 .071 .080 .008 .010 .013 .015 .015 .013 .014 .012 .011 .011 .052 .071 .067 .009 .010 .009 .013 .013 .015 .014 .012 .011 .011 .068 .056 .057 .011 .004 .008 .015 .015 .013 .014 .021 .028 .031 .011 .012 .011 .072 .068 .057 .010 .011 .006 .012 .013 .013 .012 .011 .018 .030 .011 .011 .015 .058 .058 .074 .068 .008 .010 .004 .030 .013 .020 .040 .038 .018 .023 .017 .044 .038 .016 .016 .016 .037 .025 .028 .025 .023 .011 .011 .016 .058 .057 .060 .071 .008 .009 .010 .030 .011 .017 .027 .044 .021 .020 .020 .022 .023 .016 .016 .016 .032 .035 .026 .024 .026 .011 .011 .069 .094 .077 .061 .007 .033 .038 .036 .037 .039 .036 .025 .026 .039 .039 .035 .031 .026 .030 .027 .028 .031 .025 .021 .020 .016 .013 .016 .011 .079 .088 .073 .059 .008 .027 .029 .036 .025 .024 .029 .025 .051 .045 .015 .022 .030 .027 .027 .029 .027 .026 .027 .029 .028 .018 .016 .015 .014 .015 .010 .012 .011 .025 .032 .038 .021 .027 .053 .040 .048 .015 .033 .038 .015 .031 .021 .029 .024 .030 .028 .028 .021 .017 .013 .010 .014 .015 .017 .016 .012 .042 .023 .028 .018 .022 .023 .028 .047 .045 .015 .033 .039 .021 .021 .023 .021 .037 .033 .033 .028 .020 .016 .015 .014 .011 .011 .022 .028 .034 .018 .032 .062 .040 .034 .037 .038 .023 .021 .022 .024 .029 .033 .029 .027 .019 .015 .008 .014 .017 .014 .011 .018 .022 .037 .015 .016 .022 .030 .034 .045 .052 .020 .022 .023 .017 .025 .023 .024 .025 .029 .020 .013 .011 .017 .013 .061 .035 .037 .031 .029 .016 .034 .050 .049 .056 .058 .032 .019 .018 .022 .020 .019 .021 .021 .023 .010 .006 .010 .010 .004 .004 .004 .004 .004 .004 .004 .004 .004 .004 .004 .022 .014 .016 .056 .033 .035 .037 .030 .030 .032 .036 .043 .058 .031 .056 .021 .018 .016 .015 .014 .012 .014 .018 .018 .014 .010 .009 .003 .003 .003 .003 .003 .002 .003 .003 .003 .004 .004 .022 .015 .057 .032 .033 .030 .032 .030 .031 .044 .060 .055 .053 .051 .051 .020 .018 .011 .021 .019 .016 .015 .013 .014 .003 .002 .002 .003 .003 .003 .004 .022 .022 .022 .022 .022 .022 .010 .056 .023 .023 .027 .029 .029 .025 .042 .050 .044 .047 .054 .064 .018 .015 .015 .014 .024 .018 .014 .014 .018 .001 .002 .002 .002 .003 .004 .002 .002 .022 .022 .022 .022 .022 .023 .054 .062 .063 .024 .029 .028 .030 .032 .044 .044 .046 .046 .058 .051 .044 .047 .013 .015 .015 .028 .025 .014 .019 .009 .021 .049 .045 .041 .016 .028 .029 .029 .029 .043 .045 .044 .059 .077 .054 .035 .041 .011 .010 .011 .012 .035 .025 .015 .014 .026 .029 .027 .049 .052 .024 .028 .029 .035 .040 .047 .046 .064 .072 .061 .062 .062 .043 .051 .007 .013 .012 .028 .025 .015 .014 .012 .020 .023 .024 .049 .049 .025 .024 .023 .054 .039 .047 .068 .053 .062 .056 .052 .065 .061 .082 .006 .009 .015 .015 .028 .021 .012 .012 .023 .024 .050 .050 .025 .022 .022 .048 .051 .049 .052 .031 .053 .054 .040 .086 .084 .043 .017 .017 .018 .016 .018 .011 .010 .010 .023 .023 .050 .051 .018 .020 .018 .059 .059 .042 .050 .050 .032 .037 .034 .039 .119 .094 .020 .021 .018 .020 .024 .021 .009 .008 .024 .027 .053 .054 .017 .016 .016 .051 .040 .045 .048 .026 .027 .045 .074 .081 .120 .142 .023 .027 .026 .030 .017 .008 .008 .009 .017 .023 .054 .055 .015 .015 .014 .050 .057 .045 .042 .042 .024 .038 .050 .076 .089 .130 .024 .026 .031 .021 .021 .016 .012 .008 .022 .023 .052 .016 .016 .014 .013 .060 .048 .047 .047 .034 .031 .042 .052 .108 .139 .027 .020 .020 .020 .019 .015 .015 .006 .018 .019 .043 .016 .016 .016 .013 .051 .056 .055 .046 .048 .038 .030 .044 .064 .122 .018 .019 .018 .016 .016 .013 .014 .007 .018 .043 .045 .015 .015 .011 .011 .056 .052 .058 .048 .045 .040 .048 .056 .088 .111 .011 .015 .015 .012 .004 .007 .006 .006 .019 .045 .045 .015 .014 .013 .012 .042 .055 .059 .046 .053 .050 .039 .036 .046 .054 .012 .010 .007 .004 .004 .003 .005 .005 .016 .018 .044 .023 .014 .011 .009 .009 .046 .048 .044 .057 .053 .053 .043 .048 .052 .080 .004 .004 .004 .005 .003 .003 .006 .004 .013 .044 .024 .023 .008 .009 .009 .037 .038 .035 .045 .067 .073 .079 .059 .029 .023 .006 .004 .004 .005 .005 .005 .003 .042 .042 .008 .009 .009 .007 .009 .033 .025 .029 .056 .082 .074 .051 .040 .029 .022 .023 .004 .003 .005 .005 .003 .042 .032 .007 .008 .009 .009 .009 .028 .017 .024 .030 .037 .053 .071 .056 .039 .027 .020 .006 .005 .003 .005 .005 .011 .013 .043 .043 .009 .009 .009 .009 .009 .021 .028 .031 .035 .032 .061 .047 .040 .029 .022 .019 .005 .004 .004 .007 .006 .006 .006 .041 .042 .007 .007 .009 .009 .009 .035 .029 .034 .033 .029 .035 .051 .048 .030 .028 .022 .006 .006 .004 .004 .005 .006 .006 .065 .062 .007 .009 .010 .009 .009 .033 .031 .035 .027 .033 .038 .040 .039 .026 .018 .007 .006 .005 .004 .004 .007 .007 .047 .053 .008 .008 .009 .009 .010 .031 .033 .032 .030 .033 .026 .026 .040 .009 .011 .006 .007 .007 .006 .005 .007 .007 .052 .058 .008 .008 .010 .010 .010 .033 .032 .030 .030 .025 .026 .015 .012 .011 .022 .007 .008 .009 .006 .007 .007 .052 .063 .008 .008 .009 .010 .010 .039 .033 .030 .033 .030 .026 .025 .020 .012 .026 .009 .008 .008 .008 .008 .008 .056 .058 .009 .009 .009 .050 .042 .040 .033 .030 .028 .023 .021 .026 .034 .035 .009 .009 .009 .009 .008 .008 .008 .057 .059 .009 .010 .010 .035 .045 .046 .040 .034 .034 .028 .028 .019 .024 .031 .007 .008 .009 .009 .009 .008 .008 .066 .068 .011 .013 .043 .013 .051 .055 .040 .035 .031 .030 .025 .027 .028 .016 .007 .008 .010 .010 .012 .012 .067 .069 .012 .013 .035 .013 .041 .046 .058 .058 .044 .034 .037 .034 .030 .028 .014 .008 .008 .009 .012 .012 .077 .075 .012 .013 .013 .013 .012 .046 .066 .037 .034 .037 .038 .032 .038 .014 .012 .009 .010 .012 .012 .075 .077 .009 .012 .012 .012 .012 .031 .047 .050 .053 .041 .036 .038 .035 .009 .010 .010 .008 .013 .013 .089 .091 .010 .012 .013 .012 .013 .028 .033 .052 .051 .036 .038 .039 .026 .010 .011 .010 .017 .017 .086 .085 .009 .009 .009 .010 .010 .034 .022 .033 .044 .048 .037 .035 .038 .012 .010 .011 .017 .093 .091 .090 .009 .009 .009 .009 .009 .023 .024 .030 .044 .043 .035 .035 .010 .010 .010 .008 .017 .128 .110 .098 .008 .009 .009 .007 .008 .025 .035 .021 .032 .037 .040 .032 .010 .010 .010 .010 .018 .018 .147 .147 .147 .008 .007 .007 .007 .007 .022 .024 .031 .028 .034 .024 .010 .010 .009 .008 .018 .018 .129 .130 .130 .008 .008 .007 .007 .006 .014 .019 .016 .015 .021 .015 .011 .010 .010 .009 .014 .014 .129 .128 .128 .127 .007 .006 .006 .013 .016 .016 .016 .013 .023 .031 .011 .011 .010 .010 .016 .016 .127 .127 .126 .125 .009 .008 .006 .014 .014 .014 .015 .020 .017 .020 .006 .011 .011 .010 .016 .016 .125 .124 .123 .142 .007 .007 .006 .006 .018 .019 .026 .030 .029 .032 .032 .011 .011 .016 .016 .095 .122 .064 .120 .008 .008 .007 .007 .012 .011 .015 .018 .018 .013 .014 .006 .006 .014 .016 .016 .119 .065 .116 .009 .007 .006 .005 .011 .012 .013 .015 .017 .024 .007 .006 .022 .016 .016 .085 .116 .115 .007 .008 .008 .007 .013 .014 .014 .015 .026 .024 .007 .006 .016 .015 .113 .112 .111 .007 .009 .007 .007 .016 .006 .005 .030 .033 .007 .007 .029 .018 .076 .025 .109 .006 .006 .008 .008 .012 .006 .006 .016 .018 .007 .008 .023 .022 .069 .070 .076 .109 .007 .008 .107 .007 .006 .013 .013 .009 .019 .018 .068 .065 .059 .099 .006 .007 .106 .009 .007 .015 .015 .009 .018 .014 .013 .054 .102 .104 .106 .107 .008 .007 .023 .023 .026 .020 .020 .023 .063 .065 .106 .107 .006 .008 .032 .027 D 1 1 - 2 9 D 1 1 - 4 0 D 1 1 - 4 1 D 1 1 - 5 0 D 1 1 - 5 5 D 7 5 - 3 D 7 5 - 3 1 C D A - 1 6 5 D A - 1 6 6 D A - 2 6 6 D A - 2 9 1 D A - 2 9 3 D A - 4 0 1 D A - 4 0 3 H D A - 1 H D A - 3 2 H D A - 3 6 H D A - 4 1 H D A - 7 H D A - 9 H D A - 9 A D 1 1 - 2 9 D 1 1 - 4 0 D 1 1 - 4 1 D 1 1 - 5 0 D11-55 D 7 5 - 3 D 7 5 - 3 1 D 7 5 - 3 C D 7 5 - 5 C D A - 1 6 5 D A - 1 6 6 D A - 2 6 6 D A - 2 9 1 D A - 2 9 3 DA-401 DA-403 H D A - 1 H D A - 3 2 H D A - 3 6 H D A - 4 1 H D A - 7 H D A - 9 H D A - 9 A 610.0 295.0 350.0 215.0 185.0 175.0 150.0 265.0 82.0 82.0 82.0 82.0 82.0 82.0 32.0 76 0 76.0 76.0 76.0 76.0 103.0 .007 .014 .001 .001 .001 .003 .002 .001 .002 .001 .003 .001 .002 .005 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .003 .001 .006 .005 .001 .002 .001 .001 .002 .008 .005 .002 .006 .001 .009 .009 .020 .004 .005 .020 .015 .006 .009 .008 .012 .055 .026 .019 .003 .001 .003 .012 .020 .014 .006 .012 .007 .004 .003 .002 .003 .004 .007 .006 .015 .005 .008 .003 .174 .048 .005 .002 .001 .005 .028 .022 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .006 .001 .001 .001 .011 .001 .002 .001 .002 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .008 .001 .005 .001 .002 .002 .003 .007 .015 .03 .002 .003 .008 .013 .009 .027 .15 .016 .008 .003 .032 .09 .028 .018 .041 .013 .002 .002 .001 .016 .001 .001 .001 .001 .005 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .004 .004 .005 .004 .014 .008 .002 .003 .005 .003 .002 .003 .004 .028 .015 .036 .057 .062 .120 .162 .051 .035 .046 .029 .041 .021 .036 .034 .017 .067 .013 .017 .059 018 .013 .233 .022 .044 .008 .015 .001 .002 .001 .006 .001 .007 .004 .003 .005 .008 .003 .003 .002 .001 .002 .002 .005 .001 .001 .004 .004 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .010 .001 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .005 .002 .002 .041 .025 .050 .007 .001 .016 .004 .002 .007 .014 .025 .017 .051 .023 .015 .053 .152 .052 .038 .024 .061 .084 .060 .066 070 .037 .042 .037 .004 .012 .012 .009 .012 .009 .015 .026 .023 .015 .038 .015 .012 .029 .009 .006 .012 .032 .015 .009 .015 .003 .003 .003 .003 .003 .003 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .023 .003 .003 .003 .047 .003 .006 .131 .009 .003 .006 .006 .009 .029 .041 .047 .268 .023 .064 .035 .053 .047 .041 .018 .032 .018 .058 .055 .035 .006 .001 .047 .044 .001 .001 .006 .00 .001 .003 .026 .003 .001 .001 .001 .001 .001 .001 .003 .001 .001 .003 .001 .001 .001 .001 .012 .006 .009 .018 .053 .038 .018 .41 .041 .006 .35 .222 .391 .044 .146 .038 .018 .035 .064 .067 .026 .058 .006 .003 .008 .013 .005 .003 .001 .001 .001 .001 .003 .039 .091 .046 .025 .018 .022 .030 .043 .027 .019 .017 .038 .012 .02 .035 .028 .053 .014 .028 .014 .020 .064 .061 .0 0 .05 .053 .039 .025 .009 .003 .028 .026 .025 .069 .100 .032 .005 .010 .041 .028 .040 .092 .060 .001 .002 .001 .001 .005 .012 .036 .022 . 04 .002 .012 .212 .062 .012 .004 .020 .040 .050 .035 .032 .010 .026 .022 .008 022 .010 034 .020 .036 .014 .016 .010 .010 .032 .016 .018 .044 .080 .029 .007 .024 .022 .006 07 .012 11 .037 3 .01 .012 .035 .048 .078 .048 43 00 N

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 52 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.23. Block Model for Section 42900 N 4300 4300 4400 4400 4500 4500 4600 4600 4700 4700 4800 4800 4900 4900 5000 5000 5100 5100 5200 5200 5300 5300 2326000E 2326000E 2326000E 2326000E 2326500E 2326500E 2326500E 2326500E 2327000E 2327000E 2327000E 2327000E F-N50E07 F-N50E09 F-N50E10 F-N50E13 F-N75E05 F-N75E07 F-NS44 F-NSNV F-NW01 F-NW02 F-NW12 F-NW12 F-NW33 .012 .011 .005 .014 .067 .054 .028 .018 .018 .016 .012 .013 .010 .015 .045 .067 .049 .018 .018 .018 .021 .027 .021 .018 .066 .053 .018 .018 .024 .015 .005 .020 .020 .015 .015 .044 .066 .053 .018 .025 .028 .006 .007 .007 .019 .026 .026 .015 .016 .061 .035 .018 .015 .022 .012 .005 .004 .006 .007 .007 .019 .019 .020 .015 .017 .048 .063 .055 .017 .017 .014 .006 .005 .005 .007 .008 .018 .022 .024 .020 .018 .064 .052 .015 .035 .041 .006 .005 .006 .005 .006 .007 .007 .006 .016 .014 .018 .015 .015 .043 .077 .061 .022 .034 .007 .006 .005 .007 .005 .005 .005 .006 .006 .007 .021 .029 .023 .014 .014 .071 .032 .036 .041 .046 .025 .009 .007 .007 .007 .007 .006 .007 .006 .005 .005 .007 .006 .007 .021 .023 .030 .014 .019 .042 .083 .065 .026 .044 .065 .007 .009 .008 .008 .011 .009 .005 .005 .006 .005 .010 .007 .031 .032 .032 .015 .047 .072 .050 .065 .066 .044 .028 .027 .033 .039 .009 .007 .004 .004 .006 .004 .004 .003 .002 .007 .009 .022 .025 .033 .013 .036 .047 .054 .036 .030 .058 .078 .028 .045 .040 .011 .010 .006 .005 .006 .006 .005 .004 .003 .008 .008 .023 .033 .036 .043 .041 .038 .036 .060 .068 .034 .043 .041 .037 .034 .011 .007 .006 .004 .006 .006 .004 .004 .003 .012 .015 .015 .008 .008 .024 .026 .026 .048 .056 .039 .031 .056 .025 .043 .048 .051 .061 .045 .011 .008 .006 .005 .004 .006 .007 .005 .005 .009 .014 .016 .009 .008 .034 .041 .055 .048 .038 .064 .050 .042 .040 .051 .062 .068 .043 .008 .007 .005 .005 .013 .006 .007 .008 .012 .014 .019 .015 .016 .015 .007 .009 .039 .038 .038 .048 .024 .030 .060 .054 .021 .040 .038 .045 .057 .009 .008 .008 .007 .005 .042 .006 .004 .010 .015 .016 .017 .017 .013 .003 .003 .033 .019 .017 .013 .020 .030 .068 .017 .019 .007 .024 .049 .061 .039 .008 .008 .004 .029 .001 .012 .015 .015 .014 .017 .016 .017 .015 .015 .013 .003 .003 .023 .024 .027 .017 .015 .013 .021 .038 .048 .014 .005 .010 .038 .061 .008 .008 .008 .009 .006 .015 .012 .015 .017 .016 .020 .016 .018 .017 .014 .010 .009 .003 .003 .006 .007 .009 .009 .028 .021 .027 .013 .016 .017 .006 .026 .034 .040 .008 .008 .005 .006 .015 .025 .018 .020 .019 .019 .019 .018 .024 .003 .003 .003 .006 .006 .008 .003 .007 .008 .010 .012 .022 .039 .018 .020 .015 .014 .017 .005 .019 .030 .015 .014 .005 .006 .007 .008 .007 .017 .019 .020 .022 .019 .008 .012 .010 .003 .018 .027 .007 .016 .016 .010 .010 .011 .020 .025 .019 .025 .019 .020 .021 .021 .015 .018 .031 .014 .014 .005 .007 .014 .011 .017 .019 .020 .025 .024 .022 .024 .017 .004 .004 .002 .002 .017 .015 .006 .018 .017 .006 .014 .015 .008 .004 .009 .013 .016 .011 .015 .020 .021 .015 .028 .023 .014 .017 .011 .011 .014 .013 .007 .018 .011 .015 .020 .022 .019 .021 .021 .023 .011 .004 .003 .002 .015 .017 .015 .006 .016 .007 .008 .014 .015 .005 .009 .009 .012 .014 .010 .021 .024 .029 .031 .020 .017 .015 .009 .028 .005 .005 .012 .008 .014 .017 .022 .017 .018 .012 .016 .012 .004 .004 .017 .015 .014 .006 .017 .006 .007 .008 .014 .007 .007 .007 .014 .013 .014 .009 .018 .032 .024 .019 .020 .016 .018 .012 .005 .005 .005 .005 .007 .014 .015 .016 .035 .023 .012 .018 .004 .004 .016 .015 .015 .005 .005 .013 .012 .007 .020 .016 .015 .014 .009 .028 .032 .025 .023 .024 .027 .028 .023 .005 .005 .005 .015 .020 .042 .054 .043 .014 .010 .007 .031 .016 .015 .018 .016 .016 .006 .006 .012 .014 .005 .016 .021 .018 .016 .015 .019 .043 .032 .027 .024 .020 .026 .043 .012 .028 .017 .017 .016 .028 .048 .039 .021 .015 .011 .009 .029 .026 .016 .018 .016 .007 .006 .003 .004 .018 .022 .018 .017 .024 .042 .038 .034 .030 .026 .035 .018 .017 .044 .021 .024 .018 .017 .030 .013 .014 .009 .014 .029 .026 .017 .016 .019 .017 .010 .006 .006 .003 .003 .017 .017 .018 .024 .014 .019 .043 .036 .047 .043 .029 .020 .018 .047 .020 .025 .026 .015 .029 .020 .016 .010 .010 .008 .016 .027 .017 .016 .020 .018 .004 .005 .005 .003 .003 .003 .017 .018 .023 .022 .018 .021 .038 .055 .023 .018 .017 .023 .024 .019 .015 .041 .036 .025 .017 .017 .019 .017 .011 .011 .010 .008 .016 .025 .027 .017 .020 .018 .010 .011 .004 .010 .003 .005 .004 .003 .020 .019 .015 .018 .017 .040 .019 .019 .071 .060 .024 .021 .025 .027 .019 .052 .041 .020 .014 .012 .010 .018 .008 .009 .011 .010 .010 .015 .025 .028 .018 .019 .014 .010 .005 .010 .011 .005 .005 .006 .005 .021 .013 .019 .018 .028 .041 .031 .026 .033 .031 .032 .025 .034 .043 .043 .044 .013 .034 .038 .014 .016 .014 .010 .010 .011 .011 .009 .015 .026 .018 .019 .011 .011 .005 .017 .017 .007 .005 .005 .006 .013 .014 .014 .020 .071 .028 .029 .027 .026 .051 .033 .037 .041 .025 .037 .039 .006 .014 .039 .036 .017 .018 .014 .009 .010 .011 .010 .009 .015 .026 .031 .010 .016 .005 .022 .023 .006 .006 .007 .006 .006 .007 .020 .026 .085 .069 .055 .026 .022 .064 .061 .047 .042 .013 .012 .031 .029 .040 .033 .034 .013 .025 .020 .014 .009 .010 .011 .010 .010 .009 .012 .015 .018 .018 .014 .017 .024 .024 .008 .007 .005 .006 .006 .021 .007 .015 .018 .024 .050 .050 .024 .053 .049 .046 .046 .014 .014 .012 .033 .034 .029 .023 .014 .049 .016 .020 .020 .014 .009 .010 .011 .010 .024 .012 .024 .019 .017 .018 .018 .025 .007 .008 .017 .020 .018 .010 .015 .022 .017 .049 .043 .041 .019 .035 .050 .011 .014 .018 .024 .028 .027 .023 .019 .048 .048 .025 .041 .020 .015 .009 .010 .033 .029 .022 .019 .017 .016 .018 .018 .027 .008 .009 .018 .015 .016 .022 .019 .023 .020 .013 .043 .043 .016 .034 .052 .010 .011 .030 .036 .018 .025 .027 .014 .045 .044 .047 .025 .017 .020 .019 .009 .008 .024 .028 .014 .012 .015 .019 .019 .010 .009 .018 .016 .026 .026 .026 .026 .021 .023 .010 .028 .054 .044 .048 .010 .040 .056 .033 .019 .023 .060 .045 .044 .043 .046 .040 .051 .021 .012 .012 .008 .022 .022 .024 .012 .014 .016 .020 .015 .014 .013 .017 .020 .026 .025 .028 .030 .032 .030 .017 .018 .063 .078 .055 .043 .059 .061 .045 .019 .014 .041 .039 .043 .043 .021 .042 .011 .010 .013 .017 .006 .010 .022 .023 .012 .021 .028 .014 .012 .013 .009 .014 .017 .021 .026 .031 .029 .026 .024 .019 .014 .036 .047 .170 .111 .065 .058 .042 .013 .047 .040 .038 .043 .042 .023 .049 .016 .015 .011 .016 .010 .006 .010 .021 .021 .012 .018 .030 .010 .010 .014 .014 .013 .015 .018 .023 .027 .027 .024 .018 .018 .015 .044 .070 .054 .110 .134 .066 .062 .017 .022 .037 .046 .038 .036 .041 .042 .017 .023 .015 .009 .005 .009 .006 .006 .010 .021 .020 .033 .015 .017 .014 .013 .016 .025 .028 .026 .032 .024 .018 .018 .020 .036 .070 .083 .055 .091 .109 .060 .055 .042 .022 .036 .044 .037 .035 .046 .012 .016 .022 .016 .005 .005 .009 .010 .006 .010 .019 .032 .010 .012 .013 .014 .014 .014 .019 .028 .028 .032 .028 .021 .018 .060 .035 .077 .122 .102 .098 .153 .051 .038 .036 .020 .035 .035 .043 .027 .011 .013 .016 .017 .015 .011 .004 .009 .010 .006 .017 .006 .011 .013 .015 .007 .008 .010 .015 .024 .028 .029 .024 .023 .023 .022 .023 .081 .143 .070 .054 .010 .031 .035 .039 .037 .022 .034 .022 .012 .013 .015 .012 .015 .011 .005 .005 .019 .008 .008 .013 .015 .012 .012 .007 .007 .014 .014 .015 .030 .021 .023 .025 .017 .020 .030 .094 .015 .012 .029 .031 .035 .030 .039 .035 .022 .013 .013 .013 .008 .012 .015 .015 .005 .031 .031 .008 .013 .014 .013 .012 .009 .009 .011 .013 .014 .022 .018 .022 .025 .020 .021 .023 .032 .028 .030 .021 .026 .020 .019 .013 .016 .007 .007 .014 .015 .015 .031 .031 .006 .006 .008 .013 .012 .012 .012 .009 .010 .014 .025 .019 .019 .011 .019 .018 .015 .020 .031 .032 .027 .024 .018 .027 .016 .007 .007 .007 .007 .009 .012 .016 .030 .030 .006 .006 .012 .012 .011 .011 .009 .010 .012 .017 .023 .020 .013 .011 .014 .025 .014 .030 .019 .025 .016 .017 .025 .007 .007 .007 .007 .007 .009 .013 .031 .031 .007 .007 .007 .008 .012 .012 .013 .007 .007 .014 .015 .015 .016 .013 .012 .022 .016 .045 .011 .007 .030 .037 .017 .007 .007 .007 .007 .007 .008 .014 .031 .031 .007 .007 .008 .011 .012 .012 .013 .014 .010 .014 .016 .013 .015 .017 .012 .009 .010 .013 .029 .028 .039 .017 .008 .008 .008 .008 .008 .014 .031 .031 .006 .006 .006 .011 .011 .011 .012 .013 .013 .009 .012 .018 .027 .026 .016 .016 .015 .015 .031 .031 .029 .033 .008 .008 .009 .009 .009 .014 .014 .031 .008 .007 .013 .012 .011 .011 .012 .013 .012 .028 .027 .027 .019 .016 .017 .016 .015 .012 .035 .033 .030 .034 .009 .009 .009 .009 .014 .014 .031 .008 .008 .012 .013 .012 .012 .011 .012 .013 .028 .029 .029 .030 .018 .018 .017 .016 .016 .012 .035 .034 .033 .011 .009 .009 .009 .014 .006 .008 .008 .008 .013 .012 .012 .011 .028 .029 .029 .029 .028 .029 .018 .017 .017 .016 .016 .013 .013 .039 .013 .010 .008 .008 .011 .007 .006 .006 .006 .012 .013 .012 .013 .028 .029 .029 .029 .029 .028 .028 .032 .013 .017 .017 .017 .013 .012 .011 .013 .017 .014 .011 .031 .032 .007 .050 .011 .013 .076 .015 .028 .029 .029 .029 .029 .029 .029 .028 .032 .024 .016 .018 .017 .017 .015 .015 .013 .007 .013 .014 .032 .032 .007 .007 .014 .011 .028 .012 .028 .028 .029 .029 .029 .029 .028 .028 .030 .024 .024 .015 .016 .019 .017 .007 .012 .016 .014 .015 .032 .008 .008 .007 .028 .025 .031 .003 .005 .029 .027 .027 .027 .028 .028 .027 .025 .024 .024 .024 .017 .018 .017 .007 .013 .015 .032 .008 .008 .008 .032 .028 .030 .004 .003 .028 .028 .028 .028 .028 .028 .027 .027 .025 .024 .023 .023 .015 .016 .011 .009 .032 .032 .019 .028 .010 .005 .004 .028 .028 .028 .028 .028 .036 .048 .051 .027 .026 .024 .023 .023 .024 .010 .014 .032 .032 .019 .032 .010 .006 .005 .030 .030 .030 .030 .036 .026 .028 .049 .051 .026 .026 .024 .023 .023 .011 .010 .019 .022 .010 .010 .007 .026 .025 .026 .026 .025 .028 .028 .049 .049 .052 .026 .027 .024 .019 .022 .010 .010 .005 .024 .025 .025 .025 .025 .025 .028 .027 .027 .050 .029 .027 .027 .021 .010 .006 .024 .023 .025 .025 .027 .027 .026 .026 .029 .029 .029 .029 .027 .006 .021 .010 .011 .020 .020 .023 .024 .028 .028 .029 .029 .029 .029 .029 .029 .028 .007 .010 .009 .013 .024 .023 .024 .025 .027 .027 .027 .027 .027 .027 .027 .007 .011 .010 .009 .025 .024 .024 .024 .024 .023 .022 .022 .022 .022 .022 .010 .010 .010 .011 .010 .008 .024 .024 .023 .023 .023 .023 .023 .023 .023 .023 .010 .010 .009 .012 .013 .026 .026 .025 .025 .025 .025 .024 .024 .024 .024 .019 .010 .010 .008 .009 .009 .026 .025 .025 .024 .024 .024 .024 .019 .010 .010 .011 .010 .008 .036 .036 .033 .032 .032 .032 .032 .019 .010 .010 .011 .010 .021 .020 .022 .021 .021 .021 .018 .010 .010 .008 .009 .044 .018 .021 .020 .019 .020 D 1 1 - 4 4 D 1 1 - 4 5 D 1 1 - 4 9 D 1 1 - 5 6 D 1 1 - 5 7 D 7 5 - 1 5 C D A - 2 3 0 D A - 3 4 7 H D A - 8 3 H D A - 8 7 H D A - 9 3 D 1 1 - 4 4 D 1 1 - 4 5 D 1 1 - 4 9 D11-56 D11-57 D 7 5 - 1 5 D 7 5 - 1 5 C D A - 2 3 0 D A - 3 4 7 H D A - 8 3 H D A - 8 7 H D A - 9 3 635.0 40.0 40.0 545.0 185.0 82.0 82.0 183.0 173.0 158.0 .002 .001 .001 .001 .001 .002 .006 .001 .005 .002 .003 .003 .011 .026 .007 .002 .008 .007 .008 .019 .019 .010 .008 .004 .006 .001 .001 .014 .007 .001 .002 .016 .012 .042 .029 .024 .029 .096 .037 .166 .028 .113 .097 .428 .508 .079 .157 .432 .028 .039 .019 .002 .009 .014 .012 .002 .001 .002 .001 .005 .001 .006 .001 .001 .002 .002 .001 .001 .001 .008 .014 .005 .003 .010 .003 .001 .005 .011 .013 .016 .034 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .016 .007 .002 .002 .008 .004 .005 .006 .037 .017 .007 .015 .068 .128 .060 .068 .016 .001 .046 024 .028 .030 .018 .070 .053 .068 .060 .014 .013 .019 .064 .026 .077 .011 .035 .01 .005 .002 .008 .004 .003 .005 .042 .052 .036 .044 .019 .052 .034 .024 .033 .014 .010 .008 .010 .026 .004 .029 .010 .008 .005 .007 .019 034 .014 .004 .002 .002 .003 .002 .001 .001 .001 .002 .001 .002 .001 .001 .001 .001 .052 .026 .014 .019 .029 .057 .057 .030 033 .007 .006 .003 .005 .005 .005 .03 .011 .005 .004 .001 .001 .005 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .006 .001 .002 .013 .004 .002 .003 .002 .012 .012 .014 .011 .002 .001 .004 .006 .009 .005 .29 .014 .024 .020 .042 .004 .049 .063 .036 .001 0 2 .013 .026 .009 .003 .002 .032 .027 .034 .009 .002 .001 .0 2 .043 .013 .008 .009 .020 .006 .014 .029 .005 .003 .014 .008 .002 .005 .001 .001 .001 .001 .001 .001 .002 .004 .004 .004 .005 .004 .005 .004 .002 .001 .001 .002 .007 .010 .006 .009 .008 .007 .018 .019 .005 .004 .001 .002 .001 .004 .006 .004 .002 007 .004 .004 .008 .180 .005 .013 .095 .016 .016 .237 .027 .011 .012 .002 .006 .014 .007 .021 .016 .011 .007 .007 .007 .021 .014 .017 .005 .003 .038 .036 .039 .002 .005 .001 .001 .001 .002 .002 .001 .001 .002 .001 .001 .005 .006 .001 .001 .001 .001 .001 .001 .001 .008 .002 .001 .001 .001 .001 .002 .002 .001 .001 .003 .002 .001 .001 .001 .001 .001 .001 .001 .004 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .006 .001 .003 .001 .001 .018 .001 .015 .018 .047 .009 06 .003 .012 .001 .006 .006 .015 .023 .001 .020 .001 .006 .001 .001 .001 .006 .001 .001 .001 .001 . 01 .006 .012 .018 .001 .003 .001 .001 .001 .001 .003 .001 .006 .001 .001 .018 .001 .006 .023 .001 .081 .046 .025 .035 .014 .021 .021 .007 .020 .040 .017 .006 .014 .014 .005 .003 .002 .010 .001 .002 .002 .006 .011 .019 .024 .026 .080 .080 .090 .028 .010 .010 .004 .010 .010 .012 .042 .008 .020 .018 .013 .007 .008 .010 .010 .016 .016 .010 .013 .004 .004 .003 .012 .005 .005 .008 .011 .020 .047 .036 .034 .026 .182 .041 .027 .005 .020 .026 .014 . 15 .020 .024 .003 .005 .001 .004 .005 .001 .016 .007 .010 .010 .015 .004 .004 .001 .001 .001 .001 .001 . 06 .008 . 26 .203 . 69 .035 . 10 .012 . 27 .039 . 64 .025 . 4 .012 . 19 .001 .003 .001 .001 .001 .001 42900 N

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 53 BEHRE DOLBEAR Source: Comstock 2022 Figure 6.24. Block Model for Section 42450 N 4300 4300 4400 4400 4500 4500 4600 4600 4700 4700 4800 4800 4900 4900 5000 5000 5100 5100 5200 5200 5300 5300 2326000E 2326000E 2326000E 2326000E 2326500E 2326500E 2326500E 2326500E 2327000E 2327000E 2327000E 2327000E F-ALH2 F-ALH3 F-ALH3 F-ALH4F-ALH4 F-KC F-KC F-N50E06 F-N50E07 F-N50E09 F-N50E10 F-N50E24 F-N75E04 F-NS04 F-NS05 F-NS06 F-NW01 F-NW02 F-NW05 F-NW07 .010 .010 .008 .007 .010 .008 .006 .009 .005 .005 .005 .005 .005 .005 .005 .010 .009 .010 .008 .023 .005 .005 .017 .016 .012 .005 .009 .006 .005 .005 .005 .004 .005 .005 .004 .007 .006 .010 .023 .008 .006 .011 .011 .016 .006 .005 .005 .005 .005 .023 .011 .008 .006 .004 .004 .008 .017 .016 .015 .007 .005 .005 .005 .005 .023 .012 .012 .008 .006 .005 .005 .008 .012 .016 .006 .009 .023 .007 .009 .009 .005 .009 .010 .011 .011 .014 .020 .022 .024 .039 .072 .076 .064 .074 .006 .009 .023 .010 .006 .008 .008 .005 .007 .009 .010 .011 .014 .013 .022 .024 .066 .083 .071 .067 .006 .014 .008 .009 .008 .009 .007 .007 .007 .011 .019 .022 .021 .058 .067 .069 .084 .081 .073 .064 .002 .006 .005 .005 .006 .019 .005 .006 .011 .010 .009 .007 .007 .007 .008 .017 .019 .052 .050 .060 .075 .083 .065 .074 .002 .002 .005 .005 .006 .005 .015 .010 .027 .032 .039 .041 .056 .061 .074 .061 .069 .002 .002 .004 .005 .005 .006 .007 .010 .010 .008 .006 .024 .004 .027 .026 .033 .042 .048 .048 .058 .077 .059 .002 .002 .002 .004 .005 .005 .005 .007 .010 .006 .023 .080 .027 .028 .036 .034 .049 .052 .053 .060 .067 .070 .002 .001 .002 .004 .005 .006 .006 .006 .025 .064 .038 .031 .026 .029 .027 .035 .050 .054 .055 .059 .001 .001 .003 .003 .003 .006 .006 .006 .005 .021 .053 .031 .017 .020 .024 .018 .026 .032 .057 .064 .050 .063 .077 .003 .003 .002 .002 .004 .006 .007 .011 .011 .014 .006 .005 .023 .014 .050 .009 .015 .011 .028 .017 .018 .018 .046 .050 .046 .048 .005 .002 .003 .002 .002 .004 .006 .007 .008 .005 .023 .008 .009 .010 .051 .012 .011 .013 .025 .036 .035 .042 .045 .048 .005 .006 .002 .004 .003 .003 .001 .001 .005 .017 .011 .011 .008 .011 .011 .025 .005 .023 .008 .009 .008 .011 .009 .011 .011 .031 .033 .029 .035 .032 .034 .005 .005 .005 .001 .002 .004 .003 .002 .002 .011 .013 .011 .010 .007 .010 .025 .005 .009 .023 .023 .014 .008 .011 .037 .011 .011 .032 .025 .031 .036 .034 .049 .002 .002 .002 .002 .004 .004 .002 .002 .003 .007 .007 .015 .014 .009 .006 .007 .011 .025 .005 .006 .023 .022 .011 .009 .012 .011 .009 .011 .031 .031 .025 .019 .026 .026 .002 .003 .004 .004 .003 .004 .005 .004 .002 .004 .007 .015 .008 .010 .008 .010 .008 .025 .009 .023 .009 .012 .010 .010 .011 .021 .024 .017 .025 .022 .010 .005 .005 .005 .005 .003 .005 .004 .002 .002 .003 .005 .007 .007 .013 .008 .011 .010 .025 .006 .024 .008 .005 .007 .011 .010 .024 .025 .023 .021 .019 .024 .005 .005 .005 .006 .009 .007 .004 .006 .004 .002 .002 .009 .007 .005 .013 .020 .013 .025 .005 .024 .007 .006 .007 .009 .010 .023 .022 .036 .026 .027 .006 .006 .006 .007 .007 .009 .004 .004 .004 .004 .007 .015 .008 .007 .026 .015 .025 .013 .024 .008 .013 .006 .006 .010 .017 .020 .024 .032 .025 .008 .007 .006 .007 .007 .007 .008 .008 .006 .004 .010 .006 .007 .009 .009 .023 .025 .024 .006 .006 .006 .006 .010 .016 .022 .031 .007 .006 .008 .008 .007 .007 .008 .009 .010 .010 .010 .016 .011 .007 .018 .019 .025 .024 .009 .011 .013 .006 .006 .011 .005 .014 .012 .006 .007 .006 .009 .008 .008 .009 .008 .014 .012 .012 .009 .010 .009 .010 .024 .024 .006 .007 .012 .006 .011 .007 .006 .009 .010 .021 .020 .010 .007 .012 .009 .012 .011 .011 .010 .010 .024 .026 .011 .007 .007 .008 .007 .007 .008 .007 .010 .020 .020 .008 .011 .008 .012 .012 .010 .015 .015 .016 .024 .024 .013 .011 .014 .007 .010 .008 .009 .007 .009 .008 .020 .020 .024 .009 .020 .019 .011 .009 .008 .014 .019 .023 .024 .024 .024 .024 .012 .013 .013 .007 .006 .007 .010 .008 .007 .007 .013 .012 .022 .023 .010 .019 .010 .011 .005 .010 .020 .028 .023 .034 .024 .024 .018 .013 .013 .005 .007 .008 .008 .009 .007 .005 .012 .010 .019 .035 .010 .009 .022 .009 .007 .008 .010 .031 .031 .024 .034 .035 .024 .016 .012 .012 .009 .008 .005 .007 .010 .010 .008 .008 .010 .011 .012 .037 .010 .010 .008 .010 .015 .009 .014 .016 .023 .035 .037 .024 .010 .016 .016 .011 .010 .011 .008 .005 .007 .007 .007 .007 .006 .010 .010 .011 .025 .025 .009 .009 .014 .010 .007 .013 .012 .019 .035 .035 .037 .026 .011 .010 .010 .012 .012 .012 .009 .010 .008 .006 .007 .007 .008 .006 .006 .010 .011 .015 .016 .012 .008 .008 .010 .013 .007 .019 .013 .034 .036 .022 .009 .014 .016 .010 .012 .013 .013 .014 .014 .010 .007 .008 .011 .009 .010 .012 .009 .012 .013 .008 .007 .012 .011 .019 .014 .014 .037 .043 .041 .022 .007 .013 .018 .016 .009 .012 .012 .014 .014 .010 .010 .007 .006 .010 .005 .003 .014 .011 .010 .013 .006 .008 .011 .019 .015 .014 .015 .035 .041 .022 .012 .012 .013 .008 .011 .012 .005 .013 .014 .014 .008 .007 .006 .007 .008 .004 .007 .007 .004 .008 .005 .006 .022 .011 .018 .013 .016 .020 .036 .022 .012 .011 .012 .019 .013 .010 .007 .013 .013 .013 .014 .011 .008 .007 .004 .008 .005 .003 .007 .005 .012 .012 .022 .008 .012 .015 .015 .014 .015 .021 .012 .012 .012 .013 .016 .013 .007 .008 .007 .013 .012 .012 .018 .009 .008 .005 .009 .007 .005 .006 .003 .005 .028 .012 .007 .008 .014 .016 .014 .023 .011 .012 .012 .012 .014 .014 .004 .008 .009 .017 .013 .013 .015 .018 .014 .009 .007 .007 .009 .005 .005 .005 .018 .007 .011 .007 .009 .011 .019 .026 .011 .011 .011 .012 .014 .016 .004 .004 .004 .007 .008 .011 .013 .015 .017 .019 .015 .007 .006 .006 .008 .003 .019 .006 .011 .011 .011 .006 .024 .003 .011 .011 .016 .012 .014 .004 .004 .004 .007 .007 .011 .011 .011 .011 .016 .020 .015 .010 .008 .007 .006 .019 .003 .005 .007 .007 .007 .024 .024 .011 .011 .011 .006 .004 .004 .007 .007 .011 .011 .011 .013 .021 .020 .016 .007 .006 .019 .021 .002 .004 .007 .007 .026 .026 .011 .011 .008 .011 .004 .004 .008 .008 .011 .013 .015 .015 .013 .018 .019 .015 .009 .019 .012 .005 .005 .002 .005 .013 .014 .012 .011 .004 .004 .004 .007 .008 .011 .013 .014 .014 .015 .015 .016 .014 .013 .002 .003 .005 .005 .013 .009 .012 .012 .003 .003 .003 .007 .007 .013 .010 .011 .016 .016 .016 .017 .018 .015 .006 .009 .002 .003 .013 .004 .004 .003 .009 .008 .011 .013 .016 .016 .017 .011 .018 .021 .006 .008 .008 .013 .004 .004 .004 .007 .007 .012 .015 .015 .017 .015 .016 .018 .017 .006 .010 .008 .014 .015 .004 .004 .004 .007 .008 .015 .011 .015 .017 .018 .017 .014 .006 .011 .015 .020 .006 .004 .004 .007 .007 .011 .013 .015 .015 .018 .016 .016 .010 .010 .017 .004 .004 .003 .007 .010 .017 .017 .018 .015 .015 .008 .019 .009 .005 .004 .003 .010 .015 .015 .018 .017 .015 .009 .017 .006 .004 .005 .017 .017 .018 .015 .015 .017 .017 .010 .008 .003 .017 .018 .018 .015 .015 .015 .017 .009 .010 .019 .017 .018 .017 .017 .027 .011 .010 .025 .016 .018 .017 .016 .010 .010 .018 .015 .016 .012 .011 .018 .024 .016 .003 .005 .018 .034 .003 .003 .018 .030 .011 .024 .014 .011 .011 .011 .011 .012 .011 .011 .011 .011 D 1 1 - 3 4 D 1 1 - 3 5 D 1 1 - 3 7 D 1 1 - 4 6 D 1 1 - 5 1 D 1 1 - 5 2 D 7 5 - 2 0 D 7 5 - 2 0 C D A - 2 1 6 D A - 2 1 7 D A - 2 5 1 D A - 2 6 0 D A - 2 8 5 D A - 2 8 6 D A - 3 5 7 H D A - 1 2 2 H D A - 6 9 H D A - 9 6 D 1 1 - 3 4 D11-35 D 1 1 - 3 7 D11-46 D 1 1 - 5 1 D 1 1 - 5 2 D 7 5 - 2 0 D 7 5 - 2 0 C D A - 2 1 6 D A - 2 1 7 D A - 2 5 1 D A - 2 6 0 D A - 2 8 5 D A - 2 8 6 DA-357 DA-358 H D A - 1 2 2 H D A - 6 9 H D A - 9 6 380.0 50.0 520.0 40.0 400.0 30.0 185.0 82.0 82.0 82.0 35.0 46.0 36.0 82. 0 82. 0 143.0 86.0 43.0 .096 .002 .001 .001 .001 .001 .002 .004 .001 .071 .003 .008 .003 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .005 .005 .002 .007 .001 .003 .001 .001 .001 .033 .015 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .027 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .045 .020 .002 .013 .002 .006 .012 .001 .005 .004 .008 .011 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .008 .001 .001 .001 .001 .001 .001 .003 .001 .001 .021 .053 .010 .006 .002 .007 .029 .093 .040 .020 .0 7 .010 .007 .25 .008 .007 .006 .011 .005 .015 .002 .030 .026 .004 .003 .001 .006 .003 .008 .003 .004 .013 .014 .004 .023 .014 .009 .008 .001 .019 .001 .0 2 .002 .007 .0 2 .003 .013 .021 .016 .001 .001 .001 .001 .002 .017 .001 .002 .003 .001 .002 .001 .001 .001 .001 .001 .001 .001 .012 .026 .014 .003 .003 .001 .006 .005 .008 .004 .006 .001 .008 .010 .010 .029 .017 .058 .014 .009 .008 .003 .001 .001 .003 .008 .019 .024 .018 .003 .035 .006 .002 .010 .004 .003 .018 .007 .001 .003 .002 .028 .012 .002 .002 .008 .017 .004 .002 .009 .014 .006 .003 .013 .011 .018 .042 .029 .026 .010 .007 .018 .026 .020 .017 .015 .017 .030 .014 .014 .013 .012 .004 .004 .004 .004 .002 .007 .010 .004 .003 .001 .001 .001 .002 .002 .003 .002 .002 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .004 .003 .009 .002 .002 .018 .007 .009 .004 .004 .004 .002 .001 .009 .009 .006 .004 .001 .002 .004 .001 .002 .008 .004 .006 .002 .001 .001 .012 .001 .019 .001 .002 .001 .002 .001 .001 .001 .001 .012 .004 .006 .003 .014 .008 .018 .017 .004 .013 .024 .007 .002 .001 .001 .001 .001 .007 .001 .01 .001 .001 .001 .001 .003 .004 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .022 .007 .003 .003 .002 .003 .009 .005 .006 .006 .006 .003 .001 .001 .005 .001 .001 .001 .001 .001 .001 .001 .001 .009 .003 .001 .003 .003 .001 .001 .001 .001 .002 .002 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .005 .004 .001 .014 .008 .008 .028 .006 .008 .006 .004 .004 .001 .002 .002 .003 .001 .007 .001 .001 .001 .001 .018 .004 .043 .007 .09 .003 .002 .002 .001 .002 .002 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .006 .047 .099 .041 .015 .012 .012 .009 .018 .015 .058 .035 .015 .003 .003 .009 .003 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .003 .006 .003 .006 .003 .065 .006 .008 .006 .002 .002 .002 .002 .017 .004 .007 .002 .002 .002 .001 .002 .011 .0 5 .0 4 .009 .0 4 .016 .0 2 .001 .008 .036 .048 .256 .003 .014 .001 .005 .024 .018 .003 .003 .003 .01 6 .01 9 .02 4 .00 8 .00 3 .00 1 .00 1 .00 1 .00 2 .104 .024 .029 .030 .068 .034 .004 .020 .001 .001 .002 .001 .001 .001 .002 .016 .158 .104 .071 .054 . 17 .028 .060 42450 N

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 54 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.25. Block Model for Section 42200 N 4300 4300 4400 4400 4500 4500 4600 4600 4700 4700 4800 4800 4900 4900 5000 5000 5100 5100 5200 5200 5300 5300 2326000E 2326000E 2326000E 2326000E 2326500E 2326500E 2326500E 2326500E 2327000E 2327000E 2327000E 2327000E F-ALHF-ALH F-ALH2F-ALH2 F-ALH3 F-ALH3 F-KCF-KC F-N50E02 F-N50E04 F-N50E06F-N50E06 F-N50E07 F-N50E09 F-N50E10 F-N50E101 F-N75E03 F-N75E04 F-NS02 F-NS03 F-NS04 F-NS06 F-NSPM F-NW02 F-NW04 .020 .019 .015 .017 .018 .017 .028 .025 .023 .018 .014 .025 .025 .031 .022 .018 .014 .025 .025 .022 .030 .033 .054 .044 .037 .051 .009 .016 .023 .025 .025 .022 .035 .033 .036 .046 .034 .057 .009 .012 .013 .024 .024 .032 .027 .022 .032 .012 .036 .042 .055 .053 .008 .118 .047 .010 .018 .024 .024 .028 .027 .022 .012 .010 .033 .060 .042 .033 .009 .116 .047 .029 .014 .009 .024 .024 .026 .021 .020 .016 .049 .038 .009 .071 .047 .028 .005 .012 .014 .014 .020 .008 .024 .032 .025 .021 .020 .018 .035 .023 .014 .071 .092 .028 .011 .011 .012 .014 .007 .024 .024 .031 .025 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.002 .003 .010 .097 .030 .020 .021 .061 .105 .133 .009 .006 .005 .006 .018 .009 .054 .009 .001 .001 .051 .003 .029 .008 .010 .0 1 . 00 .004 .003 .004 .001 .001 .001 .000 .004 .003 .006 .004 .001 .001 .001 .002 .001 .001 .006 .003 .001 .001 .002 .004 .001 .002 .011 .003 .002 .002 .032 .009 .003 .002 .002 .001 .006 .001 .009 .005 .002 .003 .003 .002 05 .006 .003 .002 .002 .003 .002 .006 .00 4 .00 2 .00 3 .086 .141 .055 .022 .006 024 .009 .005 .036 .007 .005 .001 .005 .005 . 04 .036 .028 .016 .048 .047 .017 .017 .150 .186 .012 .020 . 48 .078 .008 .002 .002 .003 .001 .010 .006 .004 .002 .005 .010 .010 .021 .010 .003 .018 .003 .003 .006 .010 .034 .008 .046 42 00 N

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 55 BEHRE DOLBEAR Figure 6.26 and Figure 6.27 are detailed plan geologic maps showing the relationship between structure, stratigraphy, and drill hole locations at elevations of 5,000 feet and 4,900 feet, respectively. Figure 6.28 and Figure 6.29 are the block model plan maps at elevations of 5,000 feet and 4,900 feet, respectively.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 56 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.26. Plan Geology at 5,000-foot Level 2325500E 2325500E 2326000E 2326000E 2326500E 2326500E 2327000E 2327000E 2327500E 2327500E 1 4 7 6 7 5 0 0 N 1 4 7 6 7 5 0 0 N 1 4 7 6 8 0 0 0 N 1 4 7 6 8 0 0 0 N 1 4 7 6 8 5 0 0 N 1 4 7 6 8 5 0 0 N 1 4 7 6 9 0 0 0 N 1 4 7 6 9 0 0 0 N 1 4 7 6 9 5 0 0 N 1 4 7 6 9 5 0 0 N 1 4 7 7 0 0 0 0 N 1 4 7 7 0 0 0 0 N 1 4 7 7 0 5 0 0 N 1 4 7 7 0 5 0 0 N 1 4 7 7 1 0 0 0 N 1 4 7 7 1 0 0 0 N 43800 43700 43600 43500 43400 43300 43200 43100 43000 42900 42800 42700 42600 42500 42400 42300 42200 42100 42000 41900 41800 41700 41600 41500 41400 41300 41200 SV-7500 SV-7600 SV-7700 SV-7800 SV-7900 43800 43700 43600 43500 43400 43300 43200 43100 43000 42900 42800 42700 42600 42500 42400 42300 42200 42100 42000 41900 41800 41700 41600 41500 41400 41300 41200 D10 -01 D10 -02 D1 -01 D1 -02 D1 -03 D1 -04 D1 -05 D1 -06R D1 -07 D1 -08 D1 -09 D1 -10 D1 -1 D1 -12 D1 -13 D1 -14 D1 -15 D1 -16 D1 -18 D1 -19 D1 -20 D1 -21 D1 -2 D1 -23 D1 -25 D1 -26 D1 -27 D1 -28 D1 -29 D1 -31 D1 -3 D1 -34 D1 -35 D1 -36 D1 -37 D1 -40 D1 -41 D1 -42 D1 -43 D1 -4 D1 -45 D1 -46 D1 -47D1 -48 D1 -49 D1 -50 D1 -51 D1 -52 D1 -53 D1 -54 D1 -5 D1 -57 D1 -58 D1 -59 D75 -1 D75 -10A D75 -10C D75 -12 D75 -14 D75 -15D75 -15C D75 -16 D75 -17 D75 -17C D75 -18 D75 -19 D75 -19C D75 -1C D75 -2 D75 -20 D75 -21 D75 -2 D75 -23D75 -24 D75 -24C D75 -25 D75 -25C D75 -26 D75 -28 D75 -28A D75 -29 D75 -2C D75 -3 D75 -30 D75 -31 D75 -32 D75 -34 D75 -35 D75 -36 D75 -37 D75 -38 D75 -39 D75 -3C D75 -4 D75 -40 D75 -41 D75 -42 D75 -43 D75 -4 D75 -45 D75 -47 D75 -48 D75 -49 D75 -50 D75 -51 D75 -52 D75 -53 D75 -54 D75 -5 D75 -56 D75 -57 D75 -58 D75 -59 D75 -6 D75 -60 D75 -61 D75 -62 D75 -63 D75 -64 D75 -65 D75 -6C D75 -7 D75 -7C D75 -8 D94 -15 D94 -16 D94 -18 D94 -19 D94 -20 D94 -21 D94 -24 D94 -7 D94 -8 DA- 018 DA- 019 DA- 02 DA- 021 DA- 02 DA- 023 DA- 024 DA- 025 DA- 026 DA- 027 DA- 054 DA- 05 DA- 056 DA- 057 DA- 058 DA- 059 DA- 06 DA- 061 DA- 062 DA- 063 DA- 064 DA- 065 DA- 06 DA- 067 DA- 068 DA- 069 DA- 07 DA- 071 DA- 072 DA- 073 DA- 074 DA- 075 DA- 076 DA- 07 DA- 078 DA- 079 DA- 08 DA- 081 DA- 082DA- 083 DA- 085 DA- 09 DA- 10 DA- 10 DA- 13 DA- 176 DA- 179 DA- 180 DA- 18 DA- 182 DA- 183 DA- 184 DA- 185 DA- 186 DA- 192 DA- 193 DA- 196 DA- 197 DA- 198 DA- 26 DA- 289 DA- 290 DA- 291 DA- 29 DA- 293 DA- 294 DA- 310 DA- 31 DA- 312 DA- 31 DA- 317 DA- 318 DA- 319 DA- 320 DA- 321 DA- 32 DA- 360 DA- 361 DA- 362 DA- 36 DA- 364 DA- 365 DA- 36 DA- 367 DA- 368 DA- 402 DA- 406 DA- 407 DC1 1-0 DC1 1-02 HDA -10 HDA -10 HDA -1 HDA -12 HDA -19 HDA -120 HDA -129 HDA -13 HDA -14 HDA -15 HDA -16 HDA -17 HDA -20 HDA -25 HDA -26HDA -27 HDA -28 HDA -29 HDA -34A HDA -35 HDA -39 HDA -40 HDA -41 HDA -42 HDA -43 HDA -4 HDA -45 HDA -46 HDA -47 HDA -48 HDA -49 HDA -50 HDA -51 HDA -52 HDA -53 HDA -5 HDA -56 HDA -58 HDA -5A HDA -6 HDA -60A HDA -7 HDA -72 HDA -73HDA -74 HDA -83 HDA -84 HDA -85 HDA -86 HDA -87 HDA -8 HDA -89A HDA -8A HDA -9 HDA -90 HDA -9A .008 .005 .001 .001 .013 .001.001 .002 .001.001 .068 .130 .003 .001 .002.002 .071 .023 .008 .093 .034 .001 .001 .001 .004.005 .015 .007 .016 .034 .003.005 .003 .037 .011.013 .001.001 .001.006 .002 .001 .001 .001 .001 .001.001 .001 .001 .005 .001 .149 .015 .003 .0113 .035 .005 .034 .006 .003 .012 .004 .001 .016 .006 .001 .001 .019 .001 .001 .001 .001 .012 .002 .003 .001 .001 .016.01 .001 .015 .008 .001 .001 .028 .020 .003 .001 .001 .024 .031 .001 .001 .018 .001 .001 .030 .001 .019 .004 .0 1 .009 .008 .021 .008 .004 .003 .003 .019 .094 .014 .003 .002 .005 .001 .006 .043 .015 .066 .009 .068 .001.002 .013 .013 .061 .003 .023 .023 .066 .002 .002 .003 .001 .002 .007 .005 .002 .031 .004 .066 .0 2 .002 .004 .003 .008 .006 .006 .002 .001 .002 .001 .003 .002 .003 .002 .001 .001 .019 .002 .008 .001 .003 .003 .001 .001 .001 .004 .002 .002 .004 .002 .002 .002 .009 .001 .028 .003 .007 .005 .002 .002 .001 .001 .002 .001 .002 .098 .096 .001 .055 .028 .020 .012 .030 .042 .031 .009 .005 .006 .004 .057 .012 .024 .019 .020 .009 .045 .003 .001 .001 .001 .008 .037 .004 .006 .004 .016 .048 .042 .0 3 .014 .036 .002 .010 .005 .125 .014 .018 .007 .001 .001.012 .003 .050 .013 .001 .009 .038 .034 .018 .010 .003 .043 .035 .02 .714 .014 .015.023 .007 .011 .001 .018 .002.001 .001 .012 .013 .040 .021 .026 .028 .024 .009 .009 .012 .014 .009 .024 .014 .010 .001 .017 .019 .028 .015 .024 5 0 0 0 5 0 0 0 5 0 0 0 5 0 0 0 5 0 0 0 0 0 5 5 0 0 0 0 0 0 5 5 0 0 0 5 0 0 0 5 0 0 0 5 0 0 0 0 0 0 5 0005 000 5 00 0 5 0 0 0 5 5 0 0 5 0 0 0 0 0 0 5 50 0 0 5 0 0 Dayton Consolidated Project Level map for Bench 5000 (10') Scale 1" = 100', 2022/10/08, MNorred "Level 5000"

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 57 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.27. Plan Geology at 4,900-foot Level 2325500E 2325500E 2326000E 2326000E 2326500E 2326500E 2327000E 2327000E 2327500E 2327500E 1 4 7 6 7 5 0 0 N 1 4 7 6 7 5 0 0 N 1 4 7 6 8 0 0 0 N 1 4 7 6 8 0 0 0 N 1 4 7 6 8 5 0 0 N 1 4 7 6 8 5 0 0 N 1 4 7 6 9 0 0 0 N 1 4 7 6 9 0 0 0 N 1 4 7 6 9 5 0 0 N 1 4 7 6 9 5 0 0 N 1 4 7 7 0 0 0 0 N 1 4 7 7 0 0 0 0 N 1 4 7 7 0 5 0 0 N 1 4 7 7 0 5 0 0 N 1 4 7 7 1 0 0 0 N 1 4 7 7 1 0 0 0 N 43800 43700 43600 43500 43400 43300 43200 43100 43000 42900 42800 42700 42600 42500 42400 42300 42200 42100 42000 41900 41800 41700 41600 41500 41400 41300 41200 SV-7500 SV-7600 SV-7700 SV-7800 SV-7900 43800 43700 43600 43500 43400 43300 43200 43100 43000 42900 42800 42700 42600 42500 42400 42300 42200 42100 42000 41900 41800 41700 41600 41500 41400 41300 41200 D10 -01 D10 -02 D1 -01 D1 -02 D1 -03 D1 -04 D1 -05 D1 -06R D1 -07 D1 -09 D1 -10 D1 -1 D1 -13 D1 -15 D1 -16 D1 -17 D1 -18 D1 -19 D1 -20 D1 -21 D1 -2 D1 -23 D1 -24 D1 -25 D1 -26 D1 -27 D1 -28 D1 -29 D1 -30 D1 -31 D1 -32 D1 -3 D1 -34 D1 -35 D1 -36 D1 -37 D1 -38 D1 -39 D1 -40 D1 -41 D1 -42 D1 -43 D1 -4 D1 -45 D1 -46 D1 -47D1 -48 D1 -49 D1 -50 D1 -51 D1 -53 D1 -54 D1 -5 D1 -56 D1 -57 D1 -58 D1 -59 D75 -1 D75 -10A D75 -14 D75 -15 D75 -15C D75 -16 D75 -1C D75 -2 D75 -2 D75 -2C D75 -23D75 -24 D75 -3 D75 -31 D75 -32 D75 -34 D75 -35 D75 -36 D75 -37 D75 -38 D75 -40 D75 -43 D75 -4 D75 -45 D75 -48 D75 -49 D75 -50 D75 -51 D75 -52 D75 -53 D75 -54 D75 -5 D75 -56 D75 -59 D75 -5C D75 -6 D75 -60 D75 -61 D75 -63 D75 -9C D94 -2 D94 -23 DA- 01 DA- 02 DA- 03 DA- 04 DA- 05 DA- 06 DA- 08 DA- 09 DA- 01 DA- 012 DA- 013 DA- 014 DA- 029 DA- 03 DA- 031 DA- 032 DA- 03 DA- 034 DA- 035 DA- 036 DA- 037 DA- 039 DA- 04DA- 041DA- 042 DA- 043 DA- 04 DA- 045 DA- 046 DA- 047 DA- 048 DA- 049 DA- 05 DA- 051 DA- 052 DA- 053 DA- 08 DA- 09 DA- 091 DA- 092 DA- 093 DA- 094 DA- 096 DA- 097 DA- 158 DA- 159 DA- 175 DA- 178 DC1 1-0 DC1 1-02 HDA -73 SV1 2-01 SV1 2-0 SV1 2-06 SV1 2-07 .017 .019 .001 .001 .001 .001.001 .001 .001 .236 .003 .008 .001 .001 .001 .003 .014 .001 .012 .002 .001 .085 .004 .001 .026.001 .008 .001 .001 .001 .003 .001 .002.022 .010 .012 .004 .010 .001 .001 .001.003 .005.014 .014 .001 .001 .001 .002 .001 .004 .001 .066 .006 .046 .001 .002 .007 .018 .028 .001 .034 .001 .017 .078 .005 .004 .004 .014 .002 .074 .049 .090 .001 .002 .018 .129 .023 .006 .001 .005 .024 .001 .019 .029 .011 .011 .002 .001 .005 .030 .009 .001 .004 .025 .061 .008 .008 .062 .004 .006.006 .002 .007 .003 .025 .024 .011 .0 6 .010 .003 .004 .007 .005 .007 .005 .003 .003 .003 .005 .004 .002 .010.008 .010 .008 .007 .002 .004 .001 .002 .003 .001 .002 .001 .003 .002 .002 .002 .001 .003 .011 .002 .000 .000 .005 .009 .037 .025 .006 .012.002 .006.002 0 0 9 4 0 09 4 0094 4 9 0 0 4 9 00 4 90 0 0 4 Dayton Consolidated Project Level map for Bench 4900 (10') Scale 1" = 100', 2022/10/08, MNorred "Level 4900"

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 58 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.28. Block Model for 5,000-foot Level 2325500E 2325500E 2326000E 2326000E 2326500E 2326500E 2327000E 2327000E 2327500E 2327500E 1 4 7 6 7 5 0 0 N 1 4 7 6 7 5 0 0 N 1 4 7 6 8 0 0 0 N 1 4 7 6 8 0 0 0 N 1 4 7 6 8 5 0 0 N 1 4 7 6 8 5 0 0 N 1 4 7 6 9 0 0 0 N 1 4 7 6 9 0 0 0 N 1 4 7 6 9 5 0 0 N 1 4 7 6 9 5 0 0 N 1 4 7 7 0 0 0 0 N 1 4 7 7 0 0 0 0 N 1 4 7 7 0 5 0 0 N 1 4 7 7 0 5 0 0 N 1 4 7 7 1 0 0 0 N 1 4 7 7 1 0 0 0 N 43800 43700 43600 43500 43400 43300 43200 43100 43000 42900 42800 42700 42600 42500 42400 42300 42200 42100 42000 41900 41800 41700 41600 41500 41400 41300 41200 SV-7500 SV-7600 SV-7700 SV-7800 SV-7900 43800 43700 43600 43500 43400 43300 43200 43100 43000 42900 42800 42700 42600 42500 42400 42300 42200 42100 42000 41900 41800 41700 41600 41500 41400 41300 41200 .018 .019 .014 .015 .016 .013 .013 .013 .012 .012 .012 .017 .017 .017 .017.017 .017.017 .017.017 .017.017 .007.004.004.004.002 .017.017 .004.004.004.004.004.004 .017.017 .004.004.004.004.004.001 .017.017 .002.004.004.001.005 .004 .017.017 .002 .004.004.005.005.005 .005 .017.012 .002.005.005.005 .005 .017 .005.005.004 .016.017 .004 .019.017 .020 .018 .018.018 .018.018 .018 .014.011.011 .019 .018.018 .011.010. 11.007.019.012.013 .018.018 .011.010.020. 15.012.009.004 .018.018 .010. 20.015.012.009.004.003.004.004.003 .018.018 .009.015.015.010.009.003.004.015.003.004.004.003.004 .018.018 .009.015.009.008.004.004.013.003.004.004.003.004.010.004.005.006 .018.018 .019.019 .009.010.009.009.016.014.004.004.004.005.003.004.004.005.006.012.004.012.014 .018 .019.019.025 .018.009.009.018.014.012.003.004.005.003.004.010. 07.003.012.006.006.017.005.008.009 .018 .019.019.025 .018.009.019.014.012.004.004.004.013.003.009.004.016.012.006.006.014.009.005.008.006 .018.018 .019.019.025 .012 .015.023.015.012 .003.015.013.008.009.008.013.013.006.003.006.009.005.008.006.005.006 .018.023 .019.019 .012 .015.017.013.010 .008.008.012.004.013.006.007.005.014.008.008.010. 05.005.006 .018.023 .019.019 .012 .015.013.011.019 .011.008.014.013.005.004.010. 08.003.008.005.005.006.005 .018.018 .019.021 .020.015.012 .015.015.011.024.013 .005.014.006.016.012.020. 13.008.009.006.006.005.005.006 .018.018 .019.021 .017 .014 .015.015.024.017.013.009 .019.013.018.017.003.008.008.008.006.005.006.006 .018.018 .019.019 .017 .015.016.017.015.010.009.020 .016.021.012.005.008.007.006.007.006.006.006 .018.023 .027 .017 .016.016.005.012.010.009.013.010.009 .018.020.019.005.005.005.008.007.005.006.006.005 .018.023 .025.019 .020 .046.005.019.010. 10.016.011.010.005.017 .016.017.019.003.005.005.008.007.005.006.006.006.005 .018.024 .022.021 .017.017 .006.006 .060.020. 27.010. 21.011.010. 10.005.021.018.036.040. 16.005.005.005.008.008.005.006.006.005.005.005 .018 .018 .022.022 .022.017 .008 .006.008 .054.032.021.024.018.011.010. 21.020. 20.018.018.038.015.005.008.007.007.005.006.006.005.005.005.005 .018 .024 .024 .016.017 .009.004 .008.008 .014.076.025.028.014.011.011.007.020. 21.017.018.016.016.006.006.006.005.005.005.006.006.008.007.005 .018 .025 .016.022 .009.012 .008.003 .014.014.067.028.026.014.020. 22.004.004.023.023.018.011.010.006.007.006.004.004.005.005.005.006.005.005 .019 .024 .018 .009.027 .018.014.061.080.024.023.008.004.004.040. 28.043.041.018.006.005.006.005.004.005.006.005.006.005.005.004.006 .019.019 .024 .016 .033 .016.013.015.088.045.025.007.014.007.032.035.042.018.011.016.007.006.005.005.006.005.006.005.005.005.004.006 .019.019 .024 .016 .033.014 .017.015.091.079.038.021.006.017.023.024.029.033.014.003.017.007.005.006.006.006.006.006.004.005.004.006 .020. 20 .026 .016 .032.014 .018.016.082.079.019.018.061.016.014.022.026.012.009.003.006.006.006.006.005.006.006.005.005 .004.007 .020. 20 .021.026 .014 .033.014 .016.076.093.018.008.061.013.013.013.020.013.004.020. 11.005.002.003.006.005 .004.005 .020. 20 .020. 24 .014 .004.024 .014 .020. 19.063.061.018.009.014.012.011.013.012.019.019.012.010.005.003.004.006.006 .006 .021.025 .020. 24 .026 .015 .024 .013.014 .017.061.063.021.017.015.014.007.066.011.005.004.016.010. 10.003.003.005.008.008 .021.026 .020. 24 .035.015 .028.004 .014 .014 .017.061.063.020.018.019.006.067.053.026.019.019.010.009.004.002.004.006.008.008 .021.026 .020. 23 .035.024 .040. 04 .014 .014 .047.047.021.017.011.006.085.074.050.026.019.016.014.016.003.003.005.009.008.005.007 .022.026 .020. 22 .023.030.024 .025 .014 .023 .014 .058.021.026.021.076.070. 62.017.013.012.019.014.017.020.023.013.008.004.007.005.006.005 .026.026.026 .020. 18 .032.023 .026 .014 .023.032 .013 .127.115 .013.014 .025.022.088.084.075.060. 36.013.009.009.016.018.021.022 .004.007.006.005.006 .026.026.026 .020. 18 .032.017 .032 .014 .023 .012 .128 .014 .004.035.098.076.117.056.031.020.009.007.011.013.017.022 .009.009.007 .026.026.026 .020. 18 .032.027 .014 .020 .013.023 .129 .015 .005.046.046.117.054.040. 23.011.017.009.012.014.014 .008.008.008.007 .026.026 .023.023 .020 .023.027 .013 .020 .013 .129 .005.005.068.064.044.025.027.012.018.009.013.014.014.010.009.006.008.006 .026.026 .023.023 .020 .030.027 .013 .020 .005.006.072.098.047.035.015.015.012.012.014.010.010. 09.007.008.006 .005 .027.017.013.002 .026 .023.023 .012 .031.035 .013 .005.006.006.040.102.098.033.012.014.012.014.008.011.007.007.008.007.005 .005 .010.027.017.009.004.003.004.004 .026.026 .023.023.023 .009.012 .031.041 .013 .006.006.028.029.041. 04.150. 17.009.006.007.010. 06.008.008.007.006 .005.005.005 .012.036.027.025.004.004.004.003.004.020 .026 .024.024.024.023.023 .010. 12 .032.041.025 .011 .008.010.028.028.066.090.150. 15.011 .008.009.007.007.008.007.006 .005.005.005 .036.028.011.004.004.004.004.020 .009.009.017 .013.012 .042.036 .045 .011.012.028.045.066.067.061.019 .008.006.008.009.009.006.005 .005.006.006.011 .034.004.004.004.004.020 .009.009.017 .032.037 .038 .010. 18.046.046.042.058.031.010 .004.009.010. 08.008.008.006.009.005.006.006.019.014 .005.004.004.026.019 .009.009.017 .014.010 .028.037.028 .032 .016.047.046.033.050. 32.029 .004.004.009.008.008.007.008.009.006.006.006.008.014 .006.010. 26 .009.009.017 .016.012.008.009 .037.029 .032.056 .016.015.044.044.045.014.031.037 .004.009.009.006.006.006.009.006.006.011.007.016 .025 .009.017 .016.012.008.009 .043.027 .034.040 .018.010. 49.011.014.015.039 .008.010.009.007.006.008 .006.006.009.018.008.019 .025 .016.013.009 .034.034 .011.031.011.014.047.032 .006.007.009.009.007.007 .006.009.011.008.019 .025 .016.013.009 .048.035 .015.016.055 .007.010. 09.009.006 .009.020 .025 .016.010. 09 .010 .041 .049.049 .057.033 .007.009.009.010 .025.025 .016.011.009 .009.009 .015.019 .049.049 .007.007.014 .006.009.011 .025 .011.012 .009 .019.019 .049.036 .007.015.013.013 .007.006.007.007.008 .018.025 .012 .009 .019 .008.007.014.014.009.014.016 .007.009.008.007.008 .010.010. 07 .035 .004 .020 .007.007.015.014.014.009.014.013.022.004.007.008.008.007.008 .009.008.007.007.009.010. 11 .035 .011 .021 .024 .008.007.014.014.013.015.014.012.012.010.010. 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.011.103.091.019.027.034.038.009.027.035.023.023.016.042 .009.091.091.019.028.038.038.025.039.033.022.024.015.096.118 .012.091.091.011.018.038.010. 36.039.029.021.015.050. 99.069.170 .013.090. 94.010. 15.007.032.044.034.023.020. 43.077.097.049.091.013 .014.090. 77.008.009.036.047.048.035.022.025.050.091.057.046.016 .014.093.052.008.036.038.049.048.035.025.054.077.045.027.007.038 .005.039.039.038.040.038.043.033.028.028.065.073.024.007.013.041 .007 .038.039 .080.081.023.016.006.041.037 .007.004.038.039 .021.033.015.006.053.053 .007.004.038.038 .035.032.017.014.014.007.044 .006.003.004.038.038 .030.021.017.013.006.007.008 .008 .006.003.036.038.038 .018.016.015.005.009.007 .006 .007.004.004.037.038 .015.016.014.006.007.008 .008 .004.004.037.038.038 .019.016.005.006.007.008 .006 .004.038.038 .019.004.007.007.008 .011.009.007.008.006 .007 .013.007.007.008.007 .009.007.009.007 .007 .010.009.007.007 .004 .007.008.007 .007 .007.009 .007 .008 D10 -1 D10 -02 D1 -01 D1 -02 D1 -03 D1 -04 D1 -05 D1 -06R D1 -07 D1 -08 D1 -09 D1 -10 D1 -1 D1 -12 D1 -13 D1 -14 D1 -15 D1 -16 D1 -18 D1 -19 D1 -2 D1 -21 D1 -2 D1 -23 D1 -25 D1 -26 D1 -27 D1 -28 D1 -29 D1 -31 D1 -3 D1 -34 D1 -35 D1 -36 D -37 D1 -40 D1 -41 D1 -42 D1 -43 D1 -4 D1 -45 D1 -46 D1 -47D1 -48 D1 -49 D1 -50 D1 -51 D1 -52 D1 -53 D1 -54 D1 -5 D1 -57 D1 -58 D1 -59 D75 -1 D75 -0A D75 -10C D5 -12 D75 -14 D75 -15D75 -15C D75 -16 D75 -17 D75 -17C D75 -18 D75 -19 D75 -19C D75 -1C D75 -2 D75 -2 D75 -21 D75 -2 D75 -23D75 -24 D75 -24C D75 -25 D75 -25C D75 -26 D75 -28 D75 -28A D75 -29 D75 -2C D75 -3 D5 -30 D75 -31 D75 -32 D75 -34 D75 -35 D75 -36 D75 -37 D75 -38 D75 -39 D75 -3C D75 -4 D75 -4 D75 -41 D75 -42 D75 -43 D75 - D75 -45 D75 -47 D75 -48 D75 -49 D75 -50 D75 -51 D75 -52 D75 -53 D75 -54 D75 -5 D75 -56 D75 -57 D75 -58 D75 -59 D75 -6 D75 -60 D75 -61 D75 -62 D75 -3 D75 -64 D7 -65 D75 -6C D75 -7 D75 -7C D75 -8 D94 -15 D94 -16 D4 -18 D94 -19 D94 -20 D94 -1 D4 -24 D94 -7 D94 -8 DA- 018 DA- 019 DA- 02 DA- 021 DA- 02 DA- 023 DA- 024 DA- 025 DA- 026 DA- 027 DA- 054 DA- 05 DA- 056 DA- 057 DA- 58 DA- 059 DA- 06 DA- 061 DA- 062 DA- 063 DA- 064 DA- 065 DA- 06 DA- 067 DA- 068 DA- 069 DA- 07 DA- 071 DA- 072 DA- 073 DA- 074 DA- 075 DA- 076 DA- 07 DA- 078 DA- 079 DA- 08 DA- 081 DA- 082DA- 083 DA- 085 DA- 09 DA- 10 DA- 10 DA- 13 DA- 176 DA- 179 DA- 180 DA- 18 DA- 182 DA- 183 DA- 184 DA- 185 DA- 186 DA- 192 DA- 193 DA- 196 DA- 197 DA- 198 DA- 26 DA- 289 DA- 290 DA- 91 DA- 29 DA- 293 DA- 294 DA- 31 DA- 31 DA- 312 DA- 31 DA- 317 DA- 38 DA- 319 DA- 20 DA- 321 DA- 32 DA- 360 DA- 361 DA- 362 DA- 36 DA- 364 DA- 365 DA- 36 DA- 367 DA- 368 DA- 402 DA- 406 DA- 407 DC1 1-0 DC1 1-02 HDA -10 HDA -0 HDA -1 HDA -12 HDA -19 HDA -120 HDA -129 HDA -13 HDA -14 HDA -15 HDA -16 HDA -17 HDA -20 HDA -25 HDA -26HDA -27 HDA -8 HDA -29 HDA -34A HDA -35 HDA -39 HDA -4 HDA -41 HDA -42 HDA -43 HDA -4 HDA -45 HDA -46 HDA -47 HDA -48 HDA -49 HDA -50 HDA -51 HDA -52 HDA -53 HDA -5 HDA -56 HDA -58 HDA -5A HDA -6 HDA -60A HDA -7 HDA -72 HDA -73HDA -74 HDA -83 HDA -84 HDA -85 HDA -86 HDA -87 HDA -8 HDA -89A HDA -8A HDA -9 HDA -90 HDA -9A 08 .005 .001 .001 .013 .001.001 .002 .001.001 .068 .130 .003 .001 .002.002 .071 .023 .008 .093 .034 .001 .001 .001 .004.005 1 .007 .016 .034 .003.005 .003 .037 .011.013 .001.001 .0 1. 6 .002 .001 .001 .001 .001 .001.001 .001 .001 .005 .001 .149 .015 .003 .0113 .035 .005 .034 .006 .003 .012 .004 .001 1 .006 .001 .001 .019 .001 .001 .001 .001 .012 02 . 03 .001 .001 .016.01 .001 15 .008 .001 .001 .028 0 .0 3 .001 .001 .024 .031 .001 .001 .018 .001 .001 .030 .001 .019 .004 1 .0 9 .008 .021 .0 8 .004 .0 3 .003 .019 . 94 .014 .0 3 .002 .005 .001 . 6 .043 15 .066 9 .068 .001.002 .013 .013 .061 .003 23 .023 .0 6 .002 .002 .003 .001 .002 .007 .005 .0 2 .031 . 04 .066 .0 2 .0 2 04 .003 .008 .006 .006 02 .001 .002 .001 .003 .002 .003 .002 .001 .001 .019 .002 8 .001 .003 .003 .001 .001 .001 .004 .002 .002 .004 .002 .002 .002 .009 .001 .028 .003 .007 .005 .002 .002 .001 .001 .002 .001 .002 .098 .096 .001 55 28 .020 .012 .030 .0 2 .031 .009 .005 .006 .004 57 .012 .024 .019 .020 .009 .045 .003 .001 .001 .001 .008 37 .004 .006 .0 4 .016 8 .0 2 .0 3 14 .036 02 .010 .0 5 .125 .014 .018 .007 .001 .001.012 .003 .05 .013 .001 .0 9 .038 .034 .018 .010 .003 .043 .035 .02 .714 14 .015.023 .0 7 .01 .001 .018 .0 2.001 .001 2 .013 .040 .021 .026 .028 .024 .009 .009 .012 .014 .009 .024 .014 .010 .001 .017 .019 .028 .015 .024 5 00 5 5 0 0 5 5 0 0 5 5 0 0 5 5 0 5 5 0 0 5 5 00 5 5 0 0 5 5 0 0 5 5 0 0 5 5005 5 0 0 5 5 0 0 5 5 0 0 5 500 5 5 0 0 5 5 0 0 5 5 0 0 5 5 0 0 0 5 0 0 0 5 0 0 0 5 0 0 0 5 0 0 0 0 0 5 5 0 0 0 0 0 0 5 5 0 0 0 5 0 0 0 5 0 0 0 5 0 0 0 0 0 0 5 0005 000 5 00 0 5 0 0 0 5 5 0 0 5 0 0 0 0 0 0 5 50 0 0 5 0 0 Dayton Consolidated Project Level map for Bench 500 (10') Scale 1" = 100', 2022/10/08, MNorred "Level 5000"

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 59 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.29. Block Model for 4,900-foot Level 2325500E 2325500E 2326000E 2326000E 2326500E 2326500E 2327000E 2327000E 2327500E 2327500E 1 4 7 6 7 5 0 0 N 1 4 7 6 7 5 0 0 N 1 4 7 6 8 0 0 0 N 1 4 7 6 8 0 0 0 N 1 4 7 6 8 5 0 0 N 1 4 7 6 8 5 0 0 N 1 4 7 6 9 0 0 0 N 1 4 7 6 9 0 0 0 N 1 4 7 6 9 5 0 0 N 1 4 7 6 9 5 0 0 N 1 4 7 7 0 0 0 0 N 1 4 7 7 0 0 0 0 N 1 4 7 7 0 5 0 0 N 1 4 7 7 0 5 0 0 N 1 4 7 7 1 0 0 0 N 1 4 7 7 1 0 0 0 N 43800 43700 43600 43500 43400 43300 43200 43100 43000 42900 42800 42700 42600 42500 42400 42300 42200 42100 42000 41900 41800 41700 41600 41500 41400 41300 41200 SV-7500 SV-7600 SV-7700 SV-7800 SV-7900 43800 43700 43600 43500 43400 43300 43200 43100 43000 42900 42800 42700 42600 42500 42400 42300 42200 42100 42000 41900 41800 41700 41600 41500 41400 41300 41200 .017.017.017 .017.017.017.017.017 .021.017.017.017.017 .021.017.017.017.017 .018.021.017.017.017 .018.019.017.017.017.017 .018.019.017.017.017 .016.018.021.017.017.017 .016.016.018.021.017.017 .009.010. 12 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.027.027.058.059.022.022.025.048.064.045.029.052.051.068.077.077.042.016.019.015.026.010. 10.012 .014 .019.031.035.053.050. 59.023.024.031.046.052.031.051.054.053.060.086.043.046.014.018.015.028.009.011.013 .029.030.054.047.033.085.086.119.042.052.049.029.053.047.061.063.046.046.051.014.014.027.010. 11.014.013.014 .026.048.041.032.112.146.167.050.035.032.052.053.042.067.071.046.046.010. 15.030. 21.009.013.013.014 .045.032.068.143.086.133.027.030. 35.065.042.075.070. 46.046.053.010. 11.027.009.013.014.009 .026.040. 63.124.141.078.076.039.035.043.043.074.071.077.065.079.051.016.006.019.007 .023.017.033.072.082.074.076.035.039.031.064.038.070.143.056.064.077.026 .022.020. 11 .018.021.041.055.077.069.067.047.032.037.044.048.074.142.121.042.059.075.026 .022.016.063.033.067.070.065.079.027.046.045.047.037.071. 04.107.029.075.072 .021.017.016.034.058.059.074.070. 32.026.045.043.044.072.141. 10.033.026.068.023 .016.016.032.072.105.062.019.037.043.043.047.077.068.122.108.029.015.062 .016.016.031.029.066.022.034.039.047.043.017.068.061.021.033.027.075 .016.015.032.030.077.021.045.031.035.060. 47.065.065.016.031.056 .011.012.012.076.070. 42.031.036.042.049.060.063.018.015.079.079 .013.011.018.069.088.037.033.040.039.045.059.046.016.015.102 .012.017.020. 70.037.034.041.043.050. 41.042.044.048.028 .020. 20.034.033.035.028.043.050.019.045.054.058.075.026.016 .189 .021.020.033.060.029.043.050. 56.039.069.054.047.061.025.014.012 .084.116.120 .020. 20.058.039.039.050.039.025.048.044.018.051 .013.010. 10. 08 .099.116 .194 .020. 46.047.043.050. 41.110. 29.025.019.058.061 .011.012.012.010.024 .077.068.116 .195 .047.042.050.040.120.028.022.019.078.084 .011.012.012.010.024 .077.105 .193 .020. 29.038.029.090. 97.028.019.017.076 .021.013.011.012.012.028 .077.105 .191 .023.031.032.036.092.026.021.019.065.082 .003.011 .014.021 .023.029.036.033.072.021.019.018.091 .013.009.011 .021 .020. 29.033.033.025.024.018.020 .010. 12.015 .020. 29.032.060.024.016.057 .017.009.015 .020. 28.031.054.023.027 .019.009.012 .020. 28.027.025.030. 46.057 .020. 10. 09 .016.025.067.030.033.061.069.056.020. 11 .025.025.063.063.067.073.048.053.057 .019.025.014.064.063.055.050.057.052.057 .021.025.013.065.072.060. 54.050. 31 .021.025.011.065.059.050. 44.054 .019.025.011.011.043.042.036 .015.022.010.013.039.035.011 .015.022.024.009.010. 33.011 .020. 15.008.036.011 .020. 54.047.044.058.040 .020. 47.044.058.058 .020.018.047.044.058.041 .018.044.044.041.038 .044.041.039 .041.039 D10 -01 D1 -02 D1 -01 D1 -02 D1 -03 D1 -04 D1 -05 D1 -06R D1 -07 D1 -09 D1 -10 D1 -1 D1 -13 D1 -15 D1 -16 D1 -17 D1 -18 D1 -19 D1 - D1 -21 D1 -2 D1 -23 D1 -24 D1 -25 D1 -26 D1 -27 D1 -28 D1 -29 D1 -30 D1 -31 D1 -32 D1 -3 D1 -34 D1 -35 D1 -36 D1 -37 D1 -38 D1 -39 D1 -40 D1 -41 D1 -42 D1 -43 D -4 D1 -45 D -46 D1 -47D1 -48 D1 -49 D1 -50 D1 -51 D1 -53 D1 -54 D1 -5 D1 -56 D -57 D1 -58 D1 -59 D75 -1 D75 -10A D75 -14 D75 -15 D75 -15C D75 -16 D5 -1C D75 -2 D75 -2 D75 -2C D75 -23D75 -24 D75 -3 D75 -31 D75 -32 D75 -34 D75 -35 D75 -36 D75 -37 D75 -38 D75 -4 D75 -43 D75 -4 D75 -45 D75 -48 D75 -49 D75 -50 D75 -51 D75 -52 D75 -53 D75 -54 D75 -5 D75 -56 D75 -59 D75 -5C D75 -6 D75 -60 D75 -61 D75 -63 D75 -9C D94 -2 D94 -23 DA- 01 DA- 02 DA- 03 DA- 04 DA- 05 DA- 06 DA- 08 DA- 09 DA- 01 DA- 012 DA- 013 DA- 014 DA- 029 DA- 03 DA- 031 DA- 032 DA- 03 DA- 034 DA- 035 DA- 036 DA- 037 DA- 039 DA- 04DA- 041DA- 042 DA- 043 DA- 04 DA- 045 DA- 046 DA- 047 DA- 048 DA- 049 DA- 05 DA- 051 DA- 052 DA- 053 DA- 08 DA- 09 DA- 091 DA- 092 DA- 093 DA- 094 DA- 096 DA- 097 DA- 158 DA- 159 DA- 175 DA- 178 DC1 1- DC1 1-02 HDA -73 SV1 2-01 SV1 2-0 SV1 2-06 SV1 2-07 .017 .019 .001 .001 .001 .001.001 .001 .001 236 .003 .0 8 0 .001 .001 .003 .014 .001 .012 .002 .001 .085 .004 .001 .026.001 08 .001 .001 .001 .003 .001 .002.022 .010 .012 .004 .010 .001 .001 .001.003 .0 5.014 .014 .001 .001 .001 .002 .001 .004 .001 .066 .006 .046 .001 .002 .007 .018 .028 .001 .034 .001 .017 .078 .005 04 .004 .014 .002 .074 .049 90 .001 .002 .018 .129 .023 .006 .001 .005 24 .001 .019 .029 .011 .011 .0 2 .001 .005 .030 .0 9 .001 .004 .025 .061 .008 .008 .062 .004 .006.006 .002 .007 .003 .025 .024 .011 .0 6 .010 .003 .004 .007 .005 .007 .005 .003 .003 .003 .005 .004 .002 0. 8 .010 8 .007 .002 .004 .001 .002 .003 .001 .002 .001 .003 .002 .002 .002 .001 .003 .011 .002 .000 .000 .005 .009 .037 . 25 .006 .012.002 .006.002 5 0 9 4 5 0 9 4 5 0 9 4 5 0 9 4 5 0 9 4 5 0 9 4 5 0 9 4 50 9 4 50 94 5 0 9 4 5 0 9 4 5 0 9 4 5 0 9 4 0 0 9 4 0 09 4 0094 4 9 0 0 4 9 00 4 90 0 0 4 Dayton Consolidated Project Level map for Bench 4900 (10') Scale 1" = 100', 2022/10/08, MNorred "Level 4900"

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 60 BEHRE DOLBEAR Locally, where drilling has progressed westward, a small anticlinal feature is seen with minor amounts of mineralization along the crest of the anticline where favorable host rocks are present. The northern-most drill holes and drill section is 43700 N. It is interesting to note that high-grade mineralization is open ended to the north. Hole D11-21 intersected a high-grade zone of 135 feet averaging 0.218 ounce of gold/t and 0.685 ounce of silver/t (measured down the drill hole, not true thickness) with some samples returning over an ounce of gold per ton along a N50°E fault. The adjacent angle hole D11-23, intersected 35 feet averaging 0.117 ounce of gold/t and 0.513 ounce of silver/t. Both holes bottomed in mineralization. The southern-most drill section in the Dayton resource is 41250 N where all holes drilled within the boudin-graben feature are along the crest of a small anticlinal feature and no holes were drilled in the prospective central area. Further south, the next set of holes are in Spring Valley where angle hole SV12-05 intersected from 135-225 feet (90 feet) averaging 0.027 ounce of gold/t and 0.148 ounce of silver/t; intersected from 235-265 feet (30 feet) averaging 0.028 ounce of gold/t and 0.050 ounce of silver/t; and intersected from 285-380 feet (95 feet) averaging 0.041 ounce of gold/t and 0.093 ounce of silver/t with internal intervals at higher grade. 6.6 DAYTON ADIT SAMPLING The Dayton adit (approximately 485 feet long) provides an excellent opportunity to map across a significant portion of the Dayton mineralized system. In 2018, Comstock conducted a detailed sampling program starting 226 feet from the portal with samples collected based upon geologic attributes. Twenty-six samples were collected in all with each sample based upon two separate cuts across the adit walls. The samples were sent to American Assay Laboratories (AAL) in Sparks, Nevada for fire assay and ICP multi-element analyses. Because sample boundaries were based upon geologic features (lithology and/or structure), smearing of higher-grade areas into lower grade areas were avoided. Additionally, work was focused upon the zone of black manganese oxide/clay and mega-breccia. Samples averaged about 3.5 feet (horizontally) and assays returned a total of 90.8 feet averaging 0.042 ounce of gold and 0.43 ounce of silver/t. This program did not sample the entire length of the Dayton adit but was focused upon obtaining detailed structural and lithologic information primarily within a portion of the mega-breccia sub-unit. Additional details not readily seen in drill cuttings or on surface but exposed in the Dayton adit are: • Black sooty manganese oxide/clay zone is part of a hydrothermal vent zone that hosts sub-millimeter particles of native gold. • There are multiple zones of brecciation and shearing not seen on the surface. • The ferro-manganese/clay matrix hosts breccia blocks and inner blocks of matrix supported breccia fragments composed of quartz porphyry, felsic porphyry, and basaltic andesite. • The mega-breccia unit is well exposed. • A near vertical sheared andesitic basalt intrusive is not part of a breccia block and displays boudinage textures. Comstock has identified several stacked sub-units that are collectively referred to as the Dayton cryptodome, composed of breccias and/or intrusive units, many of which host mineralization. Regionally, the Santiago Canyon Formation tuff hosts oriented glass shard fragments. In the mineralized sub-units, phenocrysts and shards are randomly oriented, the quartz eye phenocrysts of the quartz porphyry have dissolution rinds and veinlets of kermesite are common in the basaltic basal breccia. Fifteen separate units define the mineralized zones; however, several generally are un- mineralized. Figure 6.30 is a cross section across the Dayton Adit showing the results of Comstock’s specific rock type sampling and the results of the historic sampling to the back of the adit. Note the good correlation of grade to stratigraphic host units.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 61 BEHRE DOLBEAR Source: Comstock, 2022 Figure 6.30. Geologic and Assay Cross Section of the Dayton Adit The QP did not undertake any sampling in the Dayton adit, but past carload and channel sampling by multiple independent companies within the tunnel returned very similar results. The carload samples, taken by Consolidated Eldorado, showed 261 feet, having an average grade of 0.068 ounce gold/t. Nevex, in 1986, sampled the westernmost 205 feet on the north face and returned an average grade of 0.054 ounce gold/t. MECO sampled the westernmost 226 feet on the south face and returned an average grade of 0.064 ounce gold/t. 6.7 DAYTON PROJECT GEOLOGIC MODEL The Dayton deposit is similar to other deposits in the Comstock Mining District and to other Miocene-aged, volcanic- related, precious metal bonanza and bulk tonnage epithermal systems. Pre-mineral volcanism included ash-fall, ash- flow, and intrusive activity followed by several periods of andesitic magmatic events. Three major structural features, the Comstock, Occidental, and Silver City fault zones, offset the volcanic and minor volcanoclastic units and were critical to ground preparation for later mineralizing events. Pre-mineral barren quartz, alunite, pyrophyllite, and clay alteration (high-sulfidation style) are zoned outward from mostly discontinuous, crudely radial fractures associated with andesitic intrusions. Blanket-like cristobalite, alunite, and kaolinite alteration exposed at the periphery of the 5000 5000 5100 5100 3 . 6 . 0 2 7 0 . 4 0 3 3 . 8 . 1 1 5 0 . 3 1 8 2 . 8 . 0 3 6 0 . 5 0 8 2 . 9 . 0 2 0 0 . 7 9 4 3 . 0 . 0 1 9 0 . 4 0 1 2 . 4 . 0 4 9 0 . 5 4 9 3 . 4 . 0 2 3 0 . 9 5 8 3 . 5 . 0 3 0 1 . 1 6 2 3 . 9 . 0 4 7 0 . 6 2 7 5 . 7 . 0 1 1 0 . 2 9 2 2 . 9 . 0 1 0 0 . 2 3 4 4 . 2 . 0 2 6 0 . 2 0 7 2 . 2 . 0 3 0 0 . 3 1 0 2 . 8 . 0 2 5 0 . 1 4 0 3 . 7 . 0 6 4 0 . 2 8 0 3 . 5 . 0 3 9 0 . 3 1 8 3 . 6 . 0 2 4 0 . 1 8 4 4 . 0 . 0 4 9 0 . 3 1 8 3 . 5 . 0 6 6 0 . 4 4 2 3 . 3 . 0 3 6 0 . 1 5 5 3 . 3 . 0 6 9 0 . 1 1 4 3 . 9 . 0 1 8 0 . 1 6 1 3 . 5 . 1 6 0 1 . 2 9 8 2 . 3 . 0 2 2 0 . 0 9 1 1 . 7 . 1 7 4 0 . 5 2 9 7 . 4 . 0 1 8 0 . 1 2 3 Historic Sampling 171.2' 0.059 opt Au Idealized Section Through Dayton Adit Scale 1" = 50' 50 25 0 50 100 NW15 NW16 NW12 f t A u ( o p t ) A g ( o p t ) 225' to portal

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 62 BEHRE DOLBEAR district may be linked to pre-ore alteration near the paleo water table. Later, large tonnages of low-grade, precious metal-bearing massive quartz, quartz-adularia, and quartz-calcite were deposited in major fault zones that also localized the younger bonanza-grade deposits. Quartz-chlorite-illite-localized muscovite (sericite) alteration (deep low-sulfidation style) developed coeval with vein deposition. Propylitic alteration evidenced by chlorite and epidote, formed haloes around the higher-temperature portion of veins. Adularia and bladed calcite indicate boiling events during the deep low-sulfidation activity. The main stage of gold-silver-copper-zinc-lead bonanza ores was deposited late in the low-sulfidation event in dilatant zones in the major fault zones. Widespread lower-grade mineralization was developed at intersections of north and northwest striking fault zones with northeast striking cross cutting structures and in large envelopes surrounding the higher-grade veins. At the Dayton Project, detailed mapping of the surface, underground workings and the use of a blast hole drill rig allows for additional details in the genetic model. The majority of mineralization lies between two boundary faults identified as NW-01 and NW-02 both northwesterly striking faults. The NW-01 dipping westerly and NW-02 dipping easterly faults are previously shown in Figure 6.8. Beginning at the south end of the mineralization bounded by structure N75E-02DN (Amazon fault) and proceeding northward, the two faults, NW-02 and NW-01, are sub-parallel and separated by about 300 feet. The faults have been offset by numerous cross cutting structures but maintained the approximately 300 feet of separation for about 800 feet northward. At this juncture, structure N75°E-03DN is intersected. At this location the two boundary faults begin to diverge for about 900 feet northerly until their maximum lateral separation is reached measuring about 800 feet. At this location, a through-going structure identified as structure N50°E-10DN (apparent left lateral strike slip movement) is intersecting structure N75°E-07DS (apparent right lateral strike slip movement). Geometrically, this location is a focal point because the two boundary faults (NW-01 and NW-02) begin to converge northerly for about 900 feet until their separation is 350 feet where they intersect the Haywood fault. The resultant shape in plan view, as shown in Figure 6.8, is a boudin-shaped graben with the northerly axis measuring 2,800 feet long. The N75°E-03DN and the Haywood fault produced the original wrenching strain couple that allowed for the rupture and the resulting graben. The sub-units of the Dayton cryptodome have not been identified by drilling or surface mapping east of the NW-01 fault strongly suggesting that the hydrothermal mineralization is focused within the boudin-graben feature hosting the Dayton mineralized body. Figure 6.8 also shows the location the Dayton adit and the portion lithologically and structurally sampled in 2020. Comstock theorize that the ruptured fissure openings were conduits for multiple events of volcanic intrusive rocks, breccias, and hydrothermal fluids. The northerly strike length of the mineralized body of the Dayton Project is positioned between two sub-parallel apparent left lateral N75°E faults: the Haywood and the Amazon. As the two faults were activated, the apparent left lateral slip movement produced a tensional shear couple resulting in a sigmoidal rupture opening of the southern extension of the Silver City fault and generated two boundary faults, NW-01 and NW- 02. This opening acted as a conduit for multi-episodic volcanic intrusive breccia events. In addition to the development of the “Silver City fault Sigmoid,” re-activation of structures N75°E-07DS and the Haywood fault formed a tensional couple further wrenching the opening. The ensuing geometry of the rupture and filling with the intrusive breccias produced an elongated geometric boudin shaped graben. After close inspection of Calkins’s map trace of the Silver City fault at the Dayton Project (Calkins, 1945), it was found to have a near similar trace as the east dipping western bounding fault of the boudin (NW-02). The layer effect and geometries of the breccias and eventual mineralized zones are the remnants of the volcanic pile that filled the resultant graben. Comstock staff recognizes the presence of volcanic domes termed “cryptodome” (J. Szepesi, et al., 2019 and J. Lexa, et al., 2010) and “autoclastic dome” depicted in Figure 6.31 and Figure 6.32, respectively. The QP opines that this explanation is reasonable based upon field relationships.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 63 BEHRE DOLBEAR Source: Comstock, 2022 (from J. Lexa, et al., 2010) Figure 6.31. Cryptodome Source: Comstock, 2022 (from J. Szepesi, 2019) Figure 6.32. Autoclastic Dome

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 64 BEHRE DOLBEAR 7.0 EXPLORATION 7.1 EXPLORATION PROCEDURES AND PARAMETERS The entire southeast extension of the Silver City fault zone (as it was recognized at the time) was considered an advanced property with historic underground and open-pit operations with historic resources when the Company began their exploration program in 2007. Prior to the drilling program undertaken by the Company, they conducted district- wide surface geochemical surveys (rock chip and shallow auger sampling), detailed outcrop geologic mapping, and limited exploration drilling that identified multiple favorable targets with extensive bulk mineralization. Rock chip sampling of outcrops included select sampling of mineralized veins and structures along with lithologic sampling. Mine dumps, open-pit bench faces, and underground workings were sampled when feasible. All available Comstock Mining District maps were compiled and digitized, and studies were initiated on aerial and satellite imagery in attempt to better understand the major controls of district-wide mineralization. Detailed reviews of historic mine reports identified new target areas based on prospective veins, structures, and geology in old underground workings. Results of the sampling, mapping, and studies of historic underground and open-pit mine map data confirmed the presence of surface mineralization related to the Silver City fault zone and stratigraphic controls on widespread low- grade gold mineralization. The surface sampling results were not used in establishing resources but rather to establish the controls and location of mineralized structures; and to locate areas of potential bulk mineralization. Continued detailed geologic mapping and sampling, petrographic studies of lithologies, and alteration studies along with several ground magnetic surveys (survey by Magee Geophysical Services, LLC and interpretation by Wright Geophysics in the Spring Valley target area south of Dayton) and wider-spaced exploration drilling have allowed for the discovery of several new zones of extensive mineralization. 7.1.1 Surface Sampling Methods and Sample Quality Surface sampling is not generally used in defining resources. Where surface sampling has been used as a parameter in resource estimation, the sampling is conducted by collecting representative channel samples. In the Dayton adit, various generations of channel sampling (MECO, Consolidated Eldorado, and NEVEX) have confirmed the nature of the bulk tonnage mineralization (Behre Dolbear, 2011). Select sampling is used to delineate structures and to quantify the geochemical nature of those structures. The QP confirms that the surface sampling method and sampling quality is representative in that they serve the purpose of defining anomalous structures and anomalous stratigraphy that are then qualitatively sampled by RC and diamond drilling. Resource estimations are, however, nearly entirely based upon RC and diamond drilling sampling results. Sampling results in the Dayton adit are also used in the resource estimation and modeled as a horizontal drill hole. 7.1.2 Location and Nature of Surface Samples Collected Sampling and detailed geologic mapping have focused on channel and selective structures, veins, and lithologies. In 2015, about 3,080 blast hole samples were collected from 408 blast holes drilled to a maximum depth of 82 feet. The results have been critical in defining several mineralized structures. This will be instrumental in future drill hole site planning. 7.2 GEOPHYSICAL SURVEYS 7.2.1 Ground Magnetic Surveys An early preliminary ground magnetic survey over the southern part of the property (Spring Valley) resulted in magnetic lows following known mineralized structures. A more detailed follow-up survey covering the Spring Valley

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 65 BEHRE DOLBEAR target area and southern part of Dayton resource was undertaken by Magee Geophysical Services, LLC based in Reno, Nevada and interpreted by J.L. Wright of Wright Geophysics. The survey was undertaken on February 24-25, 2011 and March 11, 2011. A total of 39.7 line kilometers of magnetic data was acquired along 25-meter spaced east-west lines. Geometrics Model G858 Cesium Vapor magnetometers were used for line surveying and real-time differentially- corrected GPS used for positioning. The location of the survey is shown in Figure 7.1. The resultant ground magnetic map and geologic and structural interpretation is shown in Figure 7.2. Source: Wright Geophysics, 2011 Figure 7.1. 2011 Ground Magnetic Survey Area – Spring Valley Area

Dayton Consolidated Report
Effective Date: November 1, 2022


Tst
Tsa
Jm
0
750
1,500
US survey feet

Source: Wright Geophysics, 2011

Figure 7.2. 2011 Ground Magnetic Survey Map and Interpretation

7.2.2 Airborne Versatile Time-domain Electromagnetic Survey (VTEM™)

A VTEM™ airborne magnetic/electromagnetic survey over the Company's property was conducted by Geotech Ltd. based in Toronto, Canada for Comstock Inc. The survey consists of 1217 line-km flown with an Aerospatiale (Astar) 350 B3 helicopter. A Terra TRA 3000/TRI 40 radar altimeter was used to record terrain clearance. The navigation system used was a Geotech PC104 based navigation system utilizing a NovAtel WAAS (Wide Area Augmentation System) enabled GPS receiver. Positional accuracy or circular error probability (CEP) is 1.8 meters with WAAS active is 1.0 meters. The coordinate system used for the airborne survey was **WGS 84/UTM 11N**.

The objective of the survey was to delineate structures, lithologies, and alteration within both the volcanic and sedimentary rock units. Structures trending either side of north-south and intersections with cross-cutting northeast structures are favorable locals for mineralization. In addition, a variety of intrusive and volcanic rocks provide potential for magnetic contrasts amenable to delineation by magnetic surveys. Finally, dikes are noted to fill some structures, which provide another feature for delineation by magnetics. The VTEM™ survey was conducted during the period of September 10, 2020-October 4, 2020. In addition, the survey covers the area of a ground magnetic survey completed in 2011 and reported upon by Wright (2011) (Figure 7.3).

Project 18-061 (S-K 1300) 66 **BEHRE DOLBEAR**

Dayton Consolidated Report
Effective Date: November 1, 2022


0
0.5
1
miles
300 250 200 150 100 50 0 -50 -100 -150 -200 -250 -300
nT / CI = 50

Source: Geotech, 2020 and Wright, 2011

Figure 7.3. 2011 Ground RTP with Interpreted Dikes Overlying 2021 VTEM™ RTP Data

The drape is the height of the helicopter above ground. The magnetometer is positioned 13 meters below the helicopter and the VTEM™ loop 37 meters. The mean drape is 87 meters with a standard deviation of 11.8 meters, which means 95% of the data falls within a drape between 63 meters and 111 meters. As would be expected, the largest drapes occur over drainages and other topographic lows. In addition, large drape variations occur between adjacent lines due to the system's ability or inability to maintain the drape depending upon if the terrain is increasing or decreasing down line. As a general analysis, the survey was reasonably well conducted based on the drape control. Data quality is considered adequate and supports the following interpretation.

7.2.2.1 Airborne Magnetic Survey

The magnetic sensor utilized for the survey was a Geometrics optically pumped cesium vapor magnetic field sensor mounted 13 meters below the helicopter. Resolution of the sensor is 0.02 nanoTesla (nT) at a sampling interval of 0.1 seconds.

A combined magnetometer/GPS base station was utilized on the project. A Geometrics Cesium vapor magnetometer was used as a magnetic sensor with a sensitivity of 0.001 nT. The base station recorded the magnetic field together with the GPS time at 1 Hz on a base station computer. The base station magnetometer sensor was installed (39°11.6310′N, 119°44.7498′W) away from electric transmission lines and moving ferrous objects, such as motor vehicles. Base station data were backed-up to the data processing computer at the end of each survey day.

Processing of the magnetic data involved correction for diurnal variations by using the digitally recorded ground base station magnetic values. The base station magnetometer data were edited and merged into the Geosoft GDB® database on a daily basis. The aeromagnetic data were corrected for diurnal variations by subtracting the observed magnetic base station deviations. Tie line leveling was carried out by adjusting intersection points along traverse lines. A micro

Project 18-061 (S-K 1300) 67 **BEHRE DOLBEAR**

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 68 BEHRE DOLBEAR leveling procedure was applied to remove persistent low-amplitude components of flight-line noise remaining in the data. 7.2.2.2 Airborne Electromagnetic Survey The electromagnetic system was a Geotech Time Domain EM (VTEM™) full receiver-waveform streamed data recorded system. The VTEM™ system uses the streamed half-cycle recording of transmitter and receiver waveforms to obtain a complete system response calibration throughout the entire survey flight. VTEM™, with the Serial Number 15, was used for the survey. The VTEM™ Receiver and transmitter coils were in the concentric-coplanar and Z-direction oriented configuration. The Transmitter-receiver loop was towed at a mean distance of 37 meters below the aircraft. Forty-five time measurement gates were used for the final data processing in the range from 0.021 to 10.667 msec. Zero time for the off time sampling scheme is equal to the current pulse width and is defined as the time near the end of the turn-off ramp where the dI/dt waveform falls to 1/2 of its peak value. The Full Waveform EM specific data processing operations included: • Half cycle stacking (performed at time of acquisition); • System response correction; and • Parasitic and drift removal. A three-stage digital filtering process was used to reject major weather events and to reduce noise levels. Local weather activity can produce sharp, large amplitude events that cannot be removed by conventional filtering procedures. Smoothing or stacking reduces their amplitude, but leaves a broader residual response that can be confused with geological phenomena. To avoid this possibility, a computer algorithm searches out and rejects the major weather events. The signal to noise ratio was further improved by the application of a low pass linear digital filter. The results are presented as stacked profiles of EM voltages for the time gates, in linear-logarithmic scale for the B-field and dB/dt responses in the Z component. Mr. James Wright of Wright Geophysical provided the preliminary interpretation of the data in 2021. Geologic control is based upon geologic maps by Binger (1979), Castor, et al. (2013), and Hudson, et al. (2009). Excellent agreement with the prior magnetic survey (Wright, 2011) was noted. The airborne VTEM™ resistivity survey data has only seen very preliminary interpretation. Correlation with mapped geology is generally very good. The interpretation classifies the airborne magnetic and electromagnetic responses based upon lithologic units, structures, and in some cases, alteration. Correlation with mapped geology is generally good with some exceptions. Individual rock units were reviewed and classified as to their magnetic responses. Particular attention is paid to intrusions and areas of alteration. Most significant are intrusions, which cluster into a complex, termed the KTI intrusive complex. Dikes interpreted from a 2011 ground magnetic survey are posted on several of the figures as an aid to integration of the ground magnetic results (see Figure 7.4).

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 69 BEHRE DOLBEAR Source: Geotech, 2020 Figure 7.4. Example of Resistivity Depth Image Flight Line Summary with Depth Section This interpretation is a qualitative one pending a more quantitative interpretation. Quantitative interpretations include modeling the data to extract shapes and 3-D distributions of geologic features, as well as measures of physical properties, such as magnetic susceptibility or resistivity. Geotech provides modeled resistivity sections for all flight lines as Resistivity Depth Images (RDI). Figure 7.4 shows an example for flight line 2000. The line summary includes magnetic and electromagnetic data profiles along with a RDI depth section across the bottom. Depth extent of the section is approximately 400 meters. The QP agrees that the preliminary correlation with mapped geology is generally very good and the QP is also in agreement with J.L. Wright that given the amount of previous drilling and mapping in the survey coverage area, a rigorous integration with the VTEM™ results is recommended.

Dayton Consolidated Report
Effective Date: November 1, 2022

7.3 DRILLING

The Company initiated their regional exploration drilling campaign in December 2007 and RC and core drilling continued district-wide. The QP did not observe any of the pre-2010 drilling or sampling campaigns and cannot independently verify the accuracy of that information. The QP did, however, inspect active RC drilling during the 2010 and 2011 drilling campaigns and examined diamond drill core from the same time period. The QP conducted another site visit on August 8, 2012 and verified RC drilling and sampling procedures. However, while none of the active drilling observed was on the Dayton Project area, the same drilling companies, drill personal, drilling procedures, and Comstock geologists were involved in the Dayton project area, as the Dayton area was a part of the Company's larger Comstock District exploration program. Table 7.1 summarizes all the historic and Comstock drilling in the Dayton Project area.

TABLE 7.1
TABULATION OF ALL DAYTON PROJECT DRILLING

Area or Drill Series	Number of RC Drill Holes	RC Footage	Number of Air-track Holes	Air-track Footage	Number of Core Drill Holes	Core Footage
Historic Drilling (1975-2008)						
Dayton	67	11,665	148	11,305	44	7,337
Spring Valley					6	914
Oest	18	6,000				
Comstock Drilling (2009-2012)						
Dayton	62	27,646	408	30,819	2	1,106
Spring Valley	20	12,855			2	1,628
Total	**167**	**58,166**	**556**	**42,124**	**54**	**10,985**

Figure 7.5 is the current Dayton drill hole location map with color-coded assay data. This map does not include assays from the air-track drilling.

Project 18-061 (S-K 1300) 70 **BEHRE DOLBEAR**

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 71 BEHRE DOLBEAR Source: Comstock, 2012 Figure 7.5. Dayton Resource Area Drill Hole Assay Map Dayton Project Drill Assays (Lyon County, NV) as of December 2012 – CMI

Dayton Consolidated Report
Effective Date: November 1, 2022

7.3.1 Drilling Procedures

In 2012, the Company utilized DeLong Drilling and Construction (DeLong) of Winnemucca, Nevada for RC drilling. RC hole diameters vary by the drill rig used for any particular hole. For the Schramm 685, the diameter is 5¾ inches; for the MPD-1500, the diameter is 5¼ to 5⅜ inches; and for the MPD-1000, the diameter is 5⅛ to 5¼ inches. Multiple size cores are collected dependent upon the type of data required. HQ- and HQ3-size core is used to gather geotechnical information on the rock quality and larger-diameter PQ-size core is used for metallurgical testing. Coring was contracted to KB Drilling of Mound House, Nevada, who used a modified track mounted Versa Drill kmB 1.4s capable of drilling 3,500 to 4,000 feet of H-size core and nearly 2,000 feet of P-size core.

7.3.2 RC Drill Hole Cleaning

After each 20-foot run, the driller adds a new 20-foot rod and rotates the rods without advancing the bit. This allows any material falling to the bottom of the hole (contamination) to be collected and discarded. The typical collection method is a small screen. The driller does not advance the bit or collect a new sample until there is no more contaminated material being collected in the screen. Finally, after the drill hole is completed, the entire wet rotary splitter unit is thoroughly cleaned before starting a new drill hole.

7.3.3 Hole Plugging

Nevada requires each hole to be plugged from the bottom up with a bentonite clay product and the top 10 feet with Portland cement. During the December 2010 site visit, the holes were still advancing and hole plugging procedures were not observed. During the June 2011 site visit, one rig had completed a hole and was in the process of plugging the hole. The hole is filled with the bentonite clay to about 10 feet from the surface. The last 10 feet are plugged with Portland cement. The combination of Portland cement and bentonite clay prevents surface water from entering the hole and prevents mixing of ground water from different aquifers. All hole plugging and capping is to the State of Nevada and industry standards.

7.3.4 RC and Core Drill Costs

Table 7.2 summarizes drilling costs per drilling season since 2007. The costs include drilling, downhole survey, location survey, assaying, check-assaying, sumps and pads, supplies, contract geologists, etc. In short, this is all-in in terms of external costs. Internal Company labor costs are not included. All costs not specifically either RC or core were allocated by number of holes, footage, or survey footage.

TABLE 7.2
COST PER FOOT OF RC AND CORE DRILLING

Year	RC Cost ($/foot)	Core Cost ($/foot)
2012	30.09	89.99
2010 to 2011	29.92	95.59
Spring 2010	28.05	86.19
2007 to 2009	31.91	

7.3.5 RC Drill Sampling

For RC drilling, water, on-demand drilling mud, and hole conditioners are added to suppress silica dust and maintain the integrity of RC drill holes. Surface casing is set to protect collars from collapsing. All holes drilled through mine dumps or mine fill areas are cased through the loose material until competent rock is intersected. RC holes are advanced

Project 18-061 (S-K 1300) 72 **BEHRE DOLBEAR**

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 73 BEHRE DOLBEAR using hammer bits; tri-cone bits are used when adverse ground conditions are encountered or water volumes encountered are more than the drill rig can airlift, thus “drowning” the air hammer. A wet rotary splitter is utilized to collect a representative sample. The wet rotary splitter sample size can be adjusted by adding or removing pie-shaped plates that cover the intake or collectors in the splitter. All the samples that are drilled will pass through the splitter and exit via two separate tubes. One tube is normally for the assay sample and the other is for the discard material. Adding additional plates allows more sample into the discard tube; conversely, removing plates allows for a larger assay sample. Normally, the plates are positioned so that alternating collection tubes are either open or covered. The entire inner assembly rotates so the drilled materials are evenly distributed into the collection and discard tubes. If the assay (or metallurgical sample) is collected in a 5-gallon bucket, the proper procedure is to wash or rinse the bucket with water after each 5-foot run. The Company’s procedure is to collect a duplicate sample every 100 feet starting at 50 feet. This is an acceptable industry standard procedure. Each RC sample (and each core sample) is placed in a canvas bag. Each bag is labeled to identify the hole number and sample interval. Several different methods can be employed. The key issue is that each bag must be labeled. The Company and DeLong utilized a procedure where a pre-positioned metal frame holds the bag for the assay sample. The assay sample in the bucket is simply poured into the pre-labeled bag, which is then tied and placed into the holding bin. When a duplicate sample is collected, a second pre-positioned metal frame holds the second bag. At all rigs, during the Behre Dolbear site visits, the QP observed that every bag was pre-labeled to industry standards. 7.3.6 Core Drill Sampling Core is placed into corrugated waxed cardboard core boxes and plastic or wood depth indicators are labeled with the appropriate measured drill depths. When core is mostly rubble, it is split by utilizing a straight edge tool or manually selecting about half of the core. When the core is competent, it is sawn in half. All core is photographed and logged geologically. During the QP’s 2012 site visit, there was no on-going coring; however, the QP observed coring procedures, logging results, and core storage during previous site visits. Core is split on 5-foot intervals. 7.3.7 Drill Hole Logging Procedures RC drill holes are logged from small, washed, representative chip samples from each 5-foot interval. The samples are stored in plastic containers, and the containers are marked with hole numbers and drill intervals and stored for future reference. Each container has 20 separate storage compartments (representing 100 feet of drilling). Company geologists logged each hole from the chips and recorded the data on paper forms, which are later entered into a spreadsheet format. Geologic information on rock type, faulting, veining, alteration, iron and manganese oxidation, mineralogy, and sulfide content is imported into Techbase® for each downhole interval. Similar information, along with rock quality, point load, and recoveries, are logged from core, which is then sawn in half for assay unless used for metallurgical purposes. Rock density (specific gravity) measurements are undertaken on all lithologic units. However, since there are only a few core holes from the Dayton Project, rock density and rock quality data is very limited. When underground workings are encountered, they are found to be commonly filled with backfill material. Backfill material is logged as “QB” (backfill) and modeled as such; thus, grades of the backfill material are not extended into the surrounding rock. The QP checked the RC logs with the RC chips from several drill holes during the 2010, 2011, 2012, and 2022 site visits. Alteration, rock type, and quartz vein descriptions matched precisely between chips and logs each time.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 74 BEHRE DOLBEAR 7.3.8 Drill Hole Surveying All drill hole collars are surveyed. Tri State Surveying (Tri State) of Carson City, Nevada surveys and flags proposed drill site locations. After the drill holes are completed, Tri State returns and surveys the as-built drill hole collar. This procedure is scheduled no later than the end of each 10-day RC drill shift. Drill holes are tied into the ground-adjusted NAD83 Nevada state plane, western zone, coordinate system established by Tri State. The early drilling in the Lucerne resource area (adjacent property and not part of the Dayton Project) did not include downhole surveys. In the 2007/2008 program, 4 or 5 holes were surveyed downhole and found to have drifted about 13 feet in 800 feet of depth. Since then, if the target depth is in excess of 500 feet, International Directional Services (IDS) from Winnemucca, Nevada completes the downhole surveys. To date, most surveyed holes turned clockwise and drop (steepen) up to 10º in 800 feet. 7.3.9 Drill Sample Recovery Both RC and diamond drill core recovery is considered good to excellent. When underground workings were encountered, they were mostly backfilled. Review of district-wide core by the QP found excellent core recoveries except in areas of old mine workings. The QP opines that the recoveries represent unbiased results. 7.3.10 Noise Abatement All drilling procedures were found to comply with industry-accepted procedures. Extra effort was made to reduce “noise pollution” for drilling adjacent to State Route 342. 7.3.11 Security Sample bags are tied and placed into larger 24-inch × 36-inch “rice bags” (4 to 6 samples per rice bag). The “rice bags” are then placed into a lockable crib or crate that is provided by the principal assay lab, American Assay Laboratories (AAL), located in Sparks, Nevada. The cribs are transported to the Company’s fenced storage complex for pickup by AAL. The cribs have lids that are locked after the drill shift and unlocked just prior to shipping off site. AAL is scheduled to pick up the sample cribs near the end of a 10-day drilling shift or an AAL-convenient interim period. Predominantly, one hole was placed in the shipping crib, but if additional crib room is needed to ship a few samples from another drill hole, a plastic liner separates the two sample sets. The Company has erected several storage facilities onsite to organize and store all RC chip trays, all remaining core, all drill hole pulps, and all mineralized (≥0.01 ounce gold/t or ≥0.10 ounce silver/t) coarse rejects. 7.3.12 Accuracy and Reliability of Drill Hole Results Drill holes are vertical or angled. Most angle holes are drilled across expected structures in an attempt to provide a truer width of mineralization. Some holes are drilled in a generalized down dip direction, over emphasizing the actual true width. Some holes intersect multiple mineralized zones individually controlled by northwest striking, northeast striking, and east-west striking structures and/or the intersections between them. With multiple directions of mineralization controlling structures, a single hole cannot be drilled perpendicular to all mineralization encountered. During 3-D resource modeling, apparent widths of higher-grade mineralization are taken into account. At the time of Behre Dolbear’s site visits, the Dayton Project was part of the Company’s larger Comstock Project. Although the Company’s project drilling was on-going during Behre Dolbear’s site visits, none of the drilling was physically active at the Dayton portion of the property position. All drilling, drill sampling, and drill abandonment procedures were identical and not dependent on drill site location. The QP is confident that drilling procedures and

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 75 BEHRE DOLBEAR hole abandonment regulations on the Dayton Project were the same as on adjacent Comstock Project drilling campaigns and were compliant with requirements at the time. All RC drilling and sampling procedures meet or exceed industry-standards. The QP opines that the RC samples are representative of the material drilled. The security measures taken ensure the validity and integrity of samples collected until the assay laboratory takes possession. The QP opines that all drilling procedures and RC and core sampling are to industry standards. RC and core recoveries are good considering holes occasionally pass through underground workings that most often have been backfilled. All logging, surveying, and collection of representative drill samples are to industry standards. The QP believes there are no drilling, drill sampling, or drill recovery factors that materially impact the accuracy or reliability of the drill hole results. 7.3.13 Interpretation and Relevant Results Drilling has identified substantial zones of continuous disseminated, fracture-filling, stockwork, veins, and veinlets of gold-silver mineralization related to major fault zones, intersections of fault zones, favorable lithologic horizons, igneous dikes, and intrusive domes. The various mineralized zones generally appear to be contiguous and some remain open-ended down dip and along strike. The QP opines that drilling, sampling procedures, and the geologic lithologic, structural, and mineralization interpretations are reasonable and can be utilized for resource estimations. Exploration drilling is focused upon the strike and down dip directions of the major northwest striking faults and their intersections with northeast and east-west faults and is aided by detailed mapping, the location of old mine workings, alteration studies, detailed drill hole logging, shallow auger drilling, air-track drilling, studies of satellite imagery, rock chip sampling and 3-D geologic modeling. In the Spring Valley target area, to the south of the Dayton area, geophysical surveys, particularly ground magnetic surveys, have been successfully used to detect lithologic changes in the volcanic stratigraphy and major structure. Details concerning geology plan maps and representative drill hole/geology sections are shown in Section 6.0. 7.4 HYDROLOGY Comstock has monitor wells at Dayton Glory Hole pit and in Spring Valley. Water sampling and depth sounding from surface for the state is provided on quarterly basis. Extensive hydrologic studies have not yet been undertaken. The first well (Well DS-1) was completed on 09/06/2015 by Blain Well Drilling and Pump Inc. (Blain) of 812 Jenna Court, Carson City, Nevada and is 250 feet deep. The static water level is at 137 feet and the well yields 30 gallons per minute (gpm). The second well (OS-3) was completed on 10/07/2015 and also drilled by Blain. OS-3 is 400 feet deep and the static water level is at 250 feet. It yields 21 gpm. Well log details and the well driller’s lithologic reports are in Appendix 2.0. 7.5 GEOTECHNICAL DATA There have been no geotechnical studies to date. 7.6 SPRING VALLEY EXPLORATION In the Spring Valley exploration target area, just south of, and adjacent to the Dayton resource area, a ground magnetic survey was conducted by Wright Geophysics in March 2011. The geophysical study area included the south end of the Dayton resource area, and extended south for approximately 1.4 miles, over an area 700 feet wide. The spacing between east-west survey lines was approximately 25 meters, and magnetic readings were taken continuously along each line.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 76 BEHRE DOLBEAR The first mineralized Comstock drill hole at Spring Valley was SV 09-05. The drill hole location was specifically located to test a magnetic low identified by L.G. Martin (2009, Comstock/Goldspring) using a handheld one gamma progression magnetometer. SV 09-05 intersected 40 feet at 0.182 ounce of gold/t and 0.85 ounce of silver/t starting at 35 feet from the surface. Mineralization was in silicified quartz porphyry. Several geologic targets were identified by the Wright Geophysics magnetic survey and drilling in 2012 was successful in intersecting multiple zones of gold- silver mineralization in hole SV 12-05 (i.e., intersected from 135-225 feet (90 feet) averaging 0.027 ounce of gold/t and 0.148 ounce of silver/t; intersected from 235-265 feet (30 feet) averaging 0.028 ounce of gold/t and 0.050 ounce of silver/t; and intersected at 285-380 feet (95 feet) averaging 0.041 ounce of gold/t and 0.093 ounce of silver/t). Based upon the geologic interpretation of the 2012 drilling, it appears that the mineralization in SV 12-05 is on the west side of NW-01 fault. However, drilling in the Spring Valley target area is very preliminary and it is premature to use the limited drill results in any resource estimations. Figure 7.6 shows the location and results of the limited drilling in the Spring Valley area overlain on the magnetic structural interpretation.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 77 BEHRE DOLBEAR Source: Comstock, 2022 Figure 7.6. Preliminary Spring Valley Drilling Results Overlain on Ground Magnetic Survey

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 78 BEHRE DOLBEAR 7.7 OEST EXPLORATION TARGET The Oest target collectively includes the Santiago, Oest, Comet and Billie the Kid northerly structural trend. This trend extends from the southeastern end of the Lucerne pit (the Billie the Kid fault), through the Comet mines, down to the Oest, a distance of approximately 4,900 feet and 400 feet wide. The historic Santiago mine workings are located on the contact of a diabase dike and terminated southerly by the Haywood fault. The Oest historic mine workings are oriented along a northeasterly (including N50°E) trend. The Oest mineralized zone is noteworthy for bonanza native gold samples taken from the “specimen ledge” and displayed in the 1893 Chicago World’s Fair. As noted in Table 5.2, the Comet and Comet South mines produced over ½ million dollars from only 6,588 (hand-cobbed) tons in 1882-1887. Some reports state that approximately 15,000 tons were mined during the 1860s with an average grade of about 3.25-3.50 ounce of gold/t. It is not known whether this tonnage represents whole rock or hand-cobbed ore. The southern extension of the Oest mineralization is also terminated by the Haywood fault. The Haywood fault is steeply dipping and has apparent left lateral strike slip movement. A series of un-named north to south striking structures with intersecting northeasterly structures have been mapped as a zone over 300 feet wide and terminated on its north end by the Haywood fault and its southern end terminated by the Amazon fault, a distance over 2,500 feet. The Amazon mine is at the southern termination of this un-named structural zone and the sinistral Amazon fault. Comstock postulates that the un-named northerly structural zone is the southern extension of the Billie the Kid-Comet-Oest mineralized zone and has been offset left laterally 900 feet easterly along the Haywood fault. Comstock has designated this area as the Amazon Extension of the Oest target area. The Amazon Extension is likely the southern extension of the Billie the Kid-Comet-Oest mineralized zone. This opens up a potential exploration mineral trend that parallels the Dayton trend. Modern exploration apparently started with Houston Oil and Minerals (HO&M) in the late 1970s; however, there is no documentation on exploration results. The only available exploration drilling data is from 1985-1986 during which time some mine workings were opened, mapped, and sampled; trenches dug and sampled; and a series of RC drill holes were completed by Minerex. Results suggest modest to high-grade gold grades locally underground and in surface trenches. Drilling results were highlighted by hole RH 86-4 that encountered from 60-140 feet (80 feet) of 0.06 ounce of gold/t. Holes to the north and south encountered similar but thinner gold intersections but a hole down dip failed to encounter similar mineralization. Drilling showed sporadic bulk tonnage-style mineralization. Significantly, drill assay results strongly suggest the presence of a nugget effect due to coarse gold confirmed by several splits utilizing a metallic preparation assay. Although much mapping was undertaken, units were combined for ease of mapping and many of the probable northwest, north-south, and northeasterly striking faults were generally not delineated. Targets where various mineralized structural zones intersected were recognized but were not drill tested primarily to inadequate land positions. The QP strongly recommends detailed structural and lithologic mapping corresponding to and tying into the units on the Dayton resource area and metallic (coarse gold preparation) assaying procedures on future drilling. 7.8 EXPLORATION METHODOLOGY IMPROVEMENTS Since the initial exploration efforts in the Comstock Mining District, Comstock has made a number of significant geologic discoveries that have improved exploration methods in the district. • Recognition that previously mapped Santiago Canyon Formation age quartz porphyry is actually younger than the Santiago Canyon Formation and younger than at least the lower Alta Formation, as quartz porphyry dikes cut both units. The presence of quartz porphyry enhances mineralization in the intruded units and hosts important gold-silver mineralization as well.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 79 BEHRE DOLBEAR • Recognition of the boudin shaped graben model, which is a very reasonable explanation for the overall shape of the deposit, deposit boundaries, structural genesis of the deposit, and its influence shaping future exploration. • Recognition that the Amazon Extension is likely the southern extension of the Billie the Kid-Comet- Oest mineralized zone. This opens up a potential exploration mineral trend that parallels the Dayton trend. • Determination of the strike of a mineralized structure is difficult, if not impossible in drill cuttings. However, geologic studies have shown the N50°E structures contain a fairly unique, for the district, silver to gold ratio of approximately 1:1. Thus, assay data helps to identify this particular important structural vein zone. This is particularly important since mineralization blossoms at the intersection of N50°E to N70°E striking, southeast dipping veins and the major northwest striking vein zones along the Silver City fault zone. • Apparently, the mineral adularia identified by white to clear rhombohedrons appears to be generally confined to N50°E striking veins. Thus, careful mineralogic studies of veins and the identification of adularia may be another aid in distinguishing between N50°E and other structures and vein zones in RC drill chips. • Deciphering the structurally complex nature of numerous N-S, N35°W, N50°E, and N75°E faults and their relationship to the genetic model theorizing that the ruptured fissure openings were conduits for multiple events of volcanic intrusive rocks, breccias, and hydrothermal fluids. This model includes volcanic domes termed “cryptodome” and “autoclastic dome”. The layer effect and geometries of the breccias and eventual mineralized zones are the remnants of the volcanic pile that filled the resultant boudin-shaped graben. • Outstanding efforts by Chief Geologist Larry Martin for painstakingly developing the structural interpretation of the Dayton resource, which was the basis for recognizing the boudin-graben geologic model. • Recognition on the relationship between mineralization (including alteration minerals) and magnetic and electromagnetic survey results. These relationships will enhance exploration in the outlying areas. • Recognition of regional and small circular and linear features that coincide with district-wide gold- silver mineralization.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 80 BEHRE DOLBEAR 8.0 SAMPLE PREPARATION, ANALYSES, AND SECURITY There has been no RC or diamond core drilling on the Dayton Project since 2012; thus, the following discussion is based upon the Company’s Project data, which included the Dayton Project. The Quantitative Analysis/Quality Control (QA/QC) section from the 2013 NI 43-101 Technical Report utilized all the Comstock Project drilling. This QA/QC study is new and is based solely on the Dayton Project RC drill sample and diamond core sample assaying. A 408-hole blast hole drilling program (up to a maximum of 82 feet) was started and completed in 2015. All assaying was done in the Company’s Lucerne Mine laboratory and is not certified for use in a S-K 1300 Technical Report; the assays have not been used in this S-K 1300 mineral resource estimation. The information gathered in that program was utilized to modify and update the geologic (lithology and structure) model. 8.1 SAMPLE PREPARATION AND QUALITY CONTROL METHODS ONSITE Each RC sample (and each core sample) is placed in a canvas bag. Each bag is labeled to identify the hole number and sample interval. Several different methods can be employed. The key issue is that each bag must be labeled. Standards (a previously established sample with a known quantity of gold and silver) and blanks are normally inserted by Comstock’s staff into the sample stream at the rate of about one each for every 30 drill samples on the wide spaced exploration drill holes. On close-spaced in-fill drilling at 50-foot centers, Comstock has changed the periodicity of inserting standards and blanks to a blank or standard every 40 samples or every 200 feet. The QP believes this rate is sufficient. Comstock used barren coarse rejects for blanks. Fourteen different gold and/or silver standards were inserted into the sample stream. Since this was performed away from the drill site, insertion was not observed by the QP. The present list of standards and blanks used at the Dayton Project by Comstock is shown in Table 8.1.

Dayton Consolidated Report
Effective Date: November 1, 2022

TABLE 8.1
COMSTOCK – STANDARDS AND BLANKS

Standards or Blanks	Gold		Silver	
	ppm	2 Std Dev	ppm	2 Std Dev
CDN-GS-P7B	0.710	0.070	13.4	1.6
OXF-85	0.805	0.050	N/A	N/A
CDN-ME-15	1.386	1.020	34.0	3.7
OxD73	0.416	0.026	N/A	N/A
CMB (Blank)	< 0.005			
Oxi-81	1.807	0.066	N/A	N/A
OxG-83	1.002	0.054	N/A	N/A
OxJ-68	2.342	0.128	N/A	N/A
S125	1.801	0.088	33.25	2.9
OxH66	1.285	0.064	N/A	N/A
OxK69	3.583	0.172	N/A	N/A
SK52	4.107	0.176	N/A	N/A
Si42	1.761	0.108	N/A	N/A
OxK94[1]	3.562	0.262	N/A	N/A
CDN-ME6[2]	0.270	0.028	101	7.1

[1]Used insufficient number of times for QA/QC analysis
[2]Only used for silver assaying; not analyzed for gold values

8.1.1 Sample Splitting and Reduction Methods Prior to Shipment

The wet rotary splitter sample size can be adjusted by adding or removing pie-shaped plates that cover the intake or collectors in the splitter. All the drilled material returning up-hole will pass through the splitter and exit via two separate tubes. One tube is normally for the assay sample and the other is for the discard material. Adding additional plates allows more sample into the discard tube; conversely, removing plates allows for a larger assay sample. Normally, the plates are positioned so that alternating collection tubes are either open or covered. The entire inner assembly rotates so the drilled materials are evenly distributed into the collection and discard tubes. Typical sample size for a 5-foot sample is 5 to 10 pounds.

8.1.2 Security

Sample bags are tied and placed into larger 24-inch × 36-inch "rice bags" (4 to 6 samples per rice bag). The "rice bags" are then placed into a lockable crib or crate that is provided by AAL, the principal assay lab. The cribs are transported to the Company's fenced storage complex for pickup by AAL. The cribs have lids that are locked after the drill shift and unlocked just prior to shipping off site. AAL is scheduled to pick up the sample cribs near the end of a 10-day drilling shift or an AAL-convenient interim period. Predominantly, one hole was placed in the shipping crib, but if additional crib room is needed to ship a few samples from another drill hole, a plastic liner separates the two sample sets.

8.2 LABORATORY SAMPLE PREPARATION, ASSAYING, AND ANALYTICAL PROCEDURES

8.2.1 Certified Laboratories

AAL, the primary commercial laboratory (incorporated in 1987) used for the Dayton Project is located in Sparks, Nevada. It is ISO 17025-2005 certified and is a reputable laboratory under the Mineral Exploration Best Practices Guidelines. AAL has participated in all CANMET-PTP MAL studies (certification analyses) twice a year since their inception in 1998. They also participate twice a year in GEOSTATS, SMA (United States and Canada), and IOAG.

Project 18-061 (S-K 1300) 81 BEHRE DOLBEAR

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 82 BEHRE DOLBEAR ALS, the prime secondary laboratory, located in Reno, Nevada, operates in over 300 locations in 50 countries across 6 continents. ALS is ISO 9001:2008 and ISO/IEC 17025:2005 certified for gold assay methods. ALS also participates in external round robin programs and proficiency tests. Both AAL and ALS are independent of Comstock. 8.2.2 Laboratory Sample Preparation The RC samples are split into 1-5-pound to 10-pound sample (or 2 samples when a duplicate or metallurgical sample is required) utilizing a wet rotary splitter. The assay samples are picked up by AAL, the primary commercial laboratory. AAL sample preparation procedures are as follows: • samples are bar-coded and weighed at reception. • batch size is 50 samples, which are racked to minimize sample swapping. Each batch includes 43 drill samples plus 4 repeat samples, 2 standards, and 1 blank inserted by AAL. • samples are dried and individually transferred to various sized stainless steel pans. • dried samples are jaw crushed (>85% 6-mesh to >95% 10-mesh) samples and are Jones riffle split. • 1- to 4-pound splits are pulverized in a Vertical Spindle Pulverizer to 120 to 150 mesh or to 200 mesh, if requested. • a 1-pound pulp is placed in a 3-inch × 5-inch labeled pulp packet. Only limited descriptions of the sampling and QA/QC procedures, followed by earlier historic operators, are available. Their sampling done, prior to Comstock, appears to Comstock to have been handled by analytical, geological, and engineering employees and professional mining consultants. Comstock concluded that it was not unreasonable to expect that these companies used sampling techniques that were in accordance with industry-accepted protocols. The QP would agree with Comstock’s conclusion. 8.2.3 Assay Procedures Prior to the 2012 drill program, the assay procedure included a 30-gram (1-assay ton) gold fire assay with an Atomic Absorption (AA) finish and a cyanide-soluble gold assay (AuCN) for any sample reporting >0.015 ounce of gold/t and a two-acid digestion (D1A) silver assay with an AA finish. During the 2012 drill program, procedures changed with a fire assay and gravimetric finish for any sample returning >10 grams (0.29 ounce of gold/t). Similarly, any silver assay returning >80 parts per million (ppm) silver (2.3 ounce of silver/t) was changed to a silver fire assay with gravimetric finish. Other changes included a 60-gram (2-assay ton) gold fire assay for any sample >0.06 ounce of gold/t and a AgCN assay for any sample with >0.2 ounce of silver/t. For fire assays, a lead button is separated, and the assayer reports any low weights or slag composition problems. The button is cupelled and the bead is weighed gravimetrically or parted AA spectrophotometry/Inductively Coupled Plasma (AAS/ICP). The solution is examined for any un-dissolved prill, and solution is read AAS/ICP. The results are recorded to enable fire assay personnel to discard any crucible that has a sample >2 ppm gold. Duplicate samples were sent to ALS for a check assay at the rate of 1 sample per 100 feet of drilling (5%). ALS’s standard protocol is to run a gold fire assay and a silver two-acid digestion with an AA finish. For Ag results greater than 100 ppm, ALS will run a silver assay with an ICP finish.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 83 BEHRE DOLBEAR 8.3 DAYTON PROJECT QUALITY ASSURANCE/QUALITY CONTROL 8.3.1 QA/QC on Certified Reference Materials Certified Reference Materials, commonly termed “standards”, are previously established samples with a known metal quantity. They are produced from a bulk sample that is crushed, pulverized, and homogenized, packed in separate envelopes or vials, and assayed via a round-robin program generally by 10 or more certified laboratories with each laboratory analyzing 10 random samples. That assay data is statistically analyzed with any outlier values discarded. The result is a certified assay along with standard deviation information. Comstock utilized 14 standards including 13 of which were used as gold standards and 4 that were used as silver standards. Approximately 750 standard samples were inserted into the sample stream. 8.3.2 QA/QC on Gold Standards Thirteen different gold standards were utilized by Comstock. The standards were labeled with drill hole information and inserted into the sample stream. Except for a very few outliers, the results are outstanding. It is the QP’s opinion that the few outliers were likely due to inserting a mis-identified standard into the sample stream. • CDN-GS-57B – The certified gold assay value is 0.710 parts per million (ppm) with a 2-standard deviation of 0.07 ppm gold. The standard was used 12 times, averaging 0.671 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is -0.039 ppm and -5.552%, respectively. This is graphically shown in Figure 8.1, below. The single out-of-bounds sample is likely due to mislabeling the standard. Excluding this single sample, the standard averaged 0.725 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is a 0.015 ppm and 2.164%, respectively. Aside from the likely mislabeled standard, 3 values are slightly beyond the 2-standard deviation limits but within 3 standard deviations. The QP opines that these results are reasonable and acceptable. • CDN-ME-15 – The certified gold assay value is 1.386 ppm with a 2-standard deviation of 0.102 ppm gold. The standard was used 25 times, averaging 1.451 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is 0.065 ppm and 4.664%, respectively. This is graphically shown in Figure 8.2, below. The single out-of-bounds sample is likely due to mislabeling the standard. Excluding this single sample, the standard averaged 1.394 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is a 0.008 ppm and a 0.583%, respectively. Aside from the likely mislabeled standard, 3 values are slightly beyond the 2 standard deviation limits but within 3 standard deviations. The QP opines that these results are reasonable and acceptable. • OxD73 – The certified gold assay value is 0.416 ppm with a 2-standard deviation of 0.026 ppm gold. The standard was used 7 times, averaging 0.406 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is -0.010 ppm and -2.37%, respectively. This is graphically shown in Figure 8.3, below. Three values are slightly beyond the 2 standard deviation limits but within 3 standard deviations. The QP opines that these results are reasonable and acceptable. • OxF85 – The certified gold assay value is 0.805 ppm with a 2-standard deviation of 0.050 ppm gold. The standard was used 22 times, averaging 0.831 ppm. The average absolute difference and the percent

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 84 BEHRE DOLBEAR difference between the standard sample assay and the certified assay value is 0.026 ppm and 3.258%, respectively. This is graphically shown in Figure 8.4, below. Several values are beyond the 2 standard deviation limits and 4 are beyond the 3 standard deviation limits. The QP opines that these results are marginally acceptable. • OxG83 – The certified gold assay value is 1.002 ppm with a 2-standard deviation of 0.054 ppm gold. The standard was used 24 times, averaging 0.989 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is -0.013 ppm and -1.31%, respectively. This is graphically shown in Figure 8.5, below. Several values are beyond the 2 standard deviation limits but only 1 is beyond the 3 standard deviation limits. The QP opines that these results are reasonable and acceptable. • OxH66 – The certified gold assay value is 1.285 ppm with a 2-standard deviation of 0.064 ppm gold. The standard was used 13 times, averaging 1.236 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is -0.049 ppm and -3.849%, respectively. This is graphically shown in Figure 8.6, below. The single out-of-bounds sample is likely due to mislabeling the standard. Excluding this single sample, the standard averaged 1.284 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is a -0.001 ppm and a -0.058%, respectively. Aside from the likely mislabeled standard, the QP opines that these results are reasonable and acceptable. • OxJ68 – The certified gold assay value is 2.342 ppm with a 2-standard deviation of 0.128 ppm gold. The standard was used 9 times, averaging 2.367 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is 0.025 ppm and 1.063%, respectively. This is graphically shown in Figure 8.7, below. Two values are slightly beyond the 2 standard deviation limits but within 3 standard deviations. The QP opines that these results are reasonable and acceptable. • OxK69 – The certified gold assay value is 3.583 ppm with a 2-standard deviation of 0.172 ppm gold. The standard was used 5 times, averaging 3.555 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is -0.028 ppm and -0.787%, respectively. This is graphically shown in Figure 8.8, below. Two values are slightly beyond the 2 standard deviation limits but within 3 standard deviations. The QP opines that these results are reasonable and acceptable. • OxK94 – The certified gold assay value is 3.562 ppm with a 2 standard deviation of 0.262 ppm gold. This standard was only used twice; both times with results within the 2 standard deviation limit. However, the data is too sparse to evaluate. • Oxi81 – The certified gold assay value is 1.807 ppm with a 2-standard deviation of 0.066 ppm gold. The standard was used 16 times, averaging 1.800 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is -0.007 ppm and -0.387%, respectively. This is graphically shown in Figure 8.9, below. Several values are beyond the 2 standard deviation limits but only 1 is beyond the 3 standard deviation limits. The QP opines that these results are reasonable and acceptable. • S125 – The certified gold assay value is 1.801 ppm with a 2-standard deviation of 0.088 ppm gold. The standard was used 7 times, averaging 1.800 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is -0.001 ppm and -0.032%,

Dayton Consolidated Report
Effective Date: November 1, 2022

respectively. This is graphically shown in Figure 8.10, below. Two values are slightly beyond the 2 standard deviation limits but within 3 standard deviations. The QP opines that these results are reasonable and acceptable.

- **SK52** – The certified gold assay value is 4.107 ppm with a 2-standard deviation of 0.176 ppm gold. The standard was used 200 times, averaging 4.055 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is -0.052 ppm and -1.263%, respectively. This is graphically shown in Figure 8.11, below. All values are within the 2 standard deviation limits, albeit slightly lower than the certified assay value. The QP opines that as this standard was used 200 times, these results are quite reasonable and acceptable.

- **Si42** – The certified gold assay value is 1.761 ppm with a 2-standard deviation of 0.108 ppm gold. The standard was used 196 times, averaging 1.743 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is -0.018 ppm and -1.001%, respectively. This is graphically shown in Figure 8.12, below. The single out-of-bounds sample is likely due to mislabeling the standard. Excluding this single sample, the standard averaged 1.748 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is a -0.013 ppm and a -0.751%, respectively. Aside from the likely mislabeled standard, all values are within the 2 standard deviation limits. The QP opines that as this standard was used 196 times, the results are very good, quite reasonable, and acceptable.


0.900
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Source: Behre Dolbear, 2022

Figure 8.1. Gold QA/QC Results for Standard CDN-GS-P78

Project 18-061 (S-K 1300) 85 **BEHRE DOLBEAR**

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 86 BEHRE DOLBEAR Source: Behre Dolbear, 2022 Figure 8.2. Gold QA/QC Results for Standard CDN-ME-15 Source: Behre Dolbear, 2022 Figure 8.3. Gold QA/QC for Standard OxD73

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 87 BEHRE DOLBEAR Source: Behre Dolbear, 2022 Figure 8.4. Gold QA/QC for Standard OxF85 Source: Behre Dolbear, 2022 Figure 8.5. Gold QA/QC for Standard OxG83 Source: Behre Dolbear, 2022 Figure 8.6. Gold QA/QC for Standard OxH66

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 88 BEHRE DOLBEAR Source: Behre Dolbear, 2022 Figure 8.7. Gold QA/QC for Standard OxJ68 Source: Behre Dolbear, 2022 Figure 8.8. Gold QA/QC for Standard OxK69

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 89 BEHRE DOLBEAR Source: Behre Dolbear, 2022 Figure 8.9. Gold QA/QC for Standard Oxi81 Source: Behre Dolbear, 2022 Figure 8.10. Gold QA/QC for Standard S125

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 90 BEHRE DOLBEAR Source: Behre Dolbear, 2022 Figure 8.11. Gold QA/QC for Standard SK52

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 91 BEHRE DOLBEAR Source: Behre Dolbear, 2022 Figure 8.12. Gold QA/QC for Standard Si42 0.850 1.050 1.250 1.450 1.650 1.850 2.050 1 8 1 5 2 2 2 9 3 6 4 3 5 0 5 7 6 4 7 1 7 8 8 5 9 2 9 9 1 0 6 1 1 3 1 2 0 1 2 7 1 3 4 1 4 1 1 4 8 1 5 5 1 6 2 1 6 9 1 7 6 1 8 3 1 9 0 1 9 7 Gold (ppm) Number of Samples of Standard Si42 Standard Sample Assay Standard Certified Assay Standard + 2 Std Dev Standard - 2 Std Dev

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 92 BEHRE DOLBEAR 8.3.2.1 Conclusions on Gold Standard QA/QC The QP concludes that the QA/QC on the gold standards is reasonable and acceptable with the absolute assay and percent difference between the certified assay value and the standard sample assay value being minimal. There are a small number of values that are slightly beyond the 2 standard deviation limits; however, nearly all are within a 3 standard deviation limit. There are only 4 of 538 standard samples that are well out-of-bounds; however, the QP opines that all are very likely due to an error in standard labeling. Furthermore, the QP opines that the Comstock Dayton Project gold assays can be utilized in resource estimations. 8.3.3 QA/QC on Silver Standards Four different standards were used as silver standards. The standards were labeled with drill hole information and inserted into the sample stream. Two (CDN-GS-P78 and S125) of the 4 standards returned acceptable QA/QC results; the others returned marginally acceptable results. • CDN-GS-P78 – The certified silver assay value is 13.4 ppm with a 2-standard deviation of 1.6 ppm silver. The standard was used 12 times, averaging 11.992 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is 11.401 ppm and -10.5%, respectively. This is graphically shown in Figure 8.13, below. The single out-of-bounds sample is likely due to mislabeling the standard. Excluding this single sample, the standard averaged 12.979 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is a -0.421 ppm and a -3.1%, respectively. Aside from the likely mislabeled standard, the QP opines that these results are reasonable and acceptable. • S125 – The certified silver assay value is 33.25 ppm with a 2-standard deviation of 2.8 ppm silver. The standard was used 7 times, averaging 34.349 ppm. The average absolute difference and the percent difference between the standard sample assay and the certified assay value is 1.099 ppm and 3.3%, respectively. This is graphically shown in Figure 8.14, below. One sample is slightly above the 3 standard deviation limit. The QP opines that these results are reasonable and acceptable. • CDN-ME-15 – More than half of the CDN-MNE-15 returned values below -2-standard deviations; however, all but 4 values were within 3-standard deviations. This is graphically shown in Figure 8.15, below. All values reported are on the lower end of acceptable results. The QP opines that these results are, at best, marginally acceptable. • CDN-ME-6 – Utilized over 190 times, this was the most frequently used silver standard. The assay process only reported an upper limit value of 100 ppm, and these over-limit values were, unfortunately, not re-assayed. The standard certified assay was 101 ppm. Thus, it is impossible to determine if any of the assay over-limit results lie outside the +2-standard deviation limit. This is graphically shown in Figure 8.16, below. Only 1 sample returned a value below the 2-standard deviation limits. The QP opines that all values below 100 ppm are reasonable and acceptable and all values at the upper detection limit are marginally acceptable.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 93 BEHRE DOLBEAR Source: Behre Dolbear, 2022 Figure 8.13. Silver QA/QC for Standard CDN GS P78 Source: Behre Dolbear, 2022 Figure 8.14. Silver QA/QC for Standard S125

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 94 BEHRE DOLBEAR Source: Behre Dolbear, 2022 Figure 8.15. Silver QA/QC for Standard CDN-ME-15 Source: Behre Dolbear, 2022 Figure 8.16. Silver QA/QC for Standard CDN-ME-6

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 95 BEHRE DOLBEAR 8.3.3.1 Conclusions on Silver QA/QC The QP concludes that the QA/QC on the four standards has different levels of acceptance. Two of the four standards are reasonable and acceptable. The third standard is marginally sufficient but acceptable since its results were all on the lower end, the possibility of over-estimating grade is minimized. Only results below the accepted standard value from the fourth standard can be evaluated and those results are reasonable and acceptable. However, the assay results report at the upper detection limit cannot be evaluated as to whether they lie within either a 2- or 3-standard deviation limit. The QP opines that the Comstock Dayton Project silver assays can be utilized in resource estimations, but the QP recommends significant improvements to the silver assaying program. The QP recommends that the over-limit results on Standard CDN-ME-6 be re-assayed to determine a true assay value. 8.3.4 AAL In-house Check Assaying American Assay Laboratories (AAL) regularly inserted their own in-house standards. Approximately 200 in-house standard samples, labeled AAL-10, were assayed. Additionally, 57 standards labeled CMB and 28 standards labeled STB were also inserted into the sample stream. Certified assay data and/or standard deviation data are not available for any of these standards. 8.4 BLANKS Blanks were inserted into the sample stream every 40 samples. A total of 216 blank samples were submitted. Only 2 samples report detectable silver (0.2 ppm and 2.95 ppm). All samples returned <0.001 ounce/t of gold. The blank results reveal that contamination and/or bias in the sampling is insignificant. 8.5 CHECK ASSAYING Comstock undertook a check and duplicate sample assaying by both the primary laboratory, AAL, and the secondary laboratory, ALS. The check assaying program included: • Repeat analysis from the original pulp by AAL for gold and silver. • Repeat analysis from a second split of the original coarse reject by AAL. • Analysis by ALS of a duplicate split of the original sample (second split) at the drill rig. The first or original split was assayed by AAL. Additionally, Comstock compared AAL results for: • Gold assays utilizing 60-gram (2-assay ton) versus 30-gram (1-assay ton) samples gold by gravimetric finish to atomic absorption (AA) finish by AAL. • Silver assays by gravimetric finish to AA finish. • Gold fire assay versus cyanide soluble gold. • Silver fire assay versus cyanide soluble silver. Figure 8.17 shows the results of all repeat gold and silver analyses in ounce per ton, respectively. These include the AAL results from the original pulps and the 2nd split of the original coarse rejects. Figure 8.18 shows the comparison for gold and silver in ounce per ton, respectively, between the original and duplicate sample split prepared at the drill rig. The original sample was assayed by AAL while the duplicate sample split was assayed by ALS.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 96 BEHRE DOLBEAR Source: Comstock, 2022 Figure 8.17. Pulp and Coarse Reject Re-assay for Gold and Silver in ounce per ton by AAL Gold Grades (opt) 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 American Assay FA30 0.0 0.2 0.4 0.6 0.8 1.0 1.2 A m e r i c a n A s s a y R e r u n 0.9849 R 776 N Dayton Assays Spring Valley Assays 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 Silver Grades (opt) 0 2 4 6 8 1 0 American Assay D2A 0 2 4 6 8 10 A m e r i c a n A s s a y R e r u n 0.9928 R 774 N Dayton Assays Spring Valley Assays 0 2 4 6 8 1 0 Gold Grades (opt) 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 American Assay FA30 0.0 0.2 0.4 0.6 0.8 1.0 1.2 A m e r i c a n A s s a y R e r u n 0.9849 R 776 N Dayton Assays Spring Valley Assays 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 Silver Grades (opt) 0 2 4 6 8 1 0 American Assay D2A 0 2 4 6 8 10 A m e r i c a n A s s a y R e r u n 0.9928 R 774 N Dayton Assays Spring Valley Assays 0 2 4 6 8 1 0

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 97 BEHRE DOLBEAR Source: Comstock, 2022 Figure 8.18. Comparison of Gold and Silver Assays from Original and Duplicate Sample Split Prepared at the Drill Rig Gold Grades (opt) 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 American Assay 0.0 0.2 0.4 0.6 0.8 1.0 1.2 A L S / C h e m e x 0.8333 R 401 N Dayton Assays Spring Valley Assays 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 Silver Grades (opt) 0 2 4 6 8 1 0 American Assay 0 2 4 6 8 10 A L S / C h e m e x 0.9274 R 401 N Dayton Assays Spring Valley Assays 0 2 4 6 8 1 0 Gold Grades (opt) 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 American Assay 0.0 0.2 0.4 0.6 0.8 1.0 1.2 A L S / C h e m e x 0.8333 R 401 N Dayton Assays Spring Valley Assays 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 Silver Grades (opt) 0 2 4 6 8 1 0 American Assay 0 2 4 6 8 10 A L S / C h e m e x 0.9274 R 401 N Dayton Assays Spring Valley Assays 0 2 4 6 8 1 0

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 98 BEHRE DOLBEAR Table 8.2 shows the average difference between the various groups of rerun samples. The figures show good comparison between the methods and the table quantifies the minimal average difference between the repeat assays. TABLE 8.2 AVERAGE DIFFERENCE Gold (oz/t) Silver (oz/t) AAL Rerun on Pulps (on Samples >0.005 opt Au and >0.005 opt Ag) -0.001 0.000 Second Split on Original Coarse Reject (on Samples >0.005 opt Au and/0.005 opt Ag) 0.008 0.000 Duplicate Sample from Drill Rig (Original by AAL, Re-run by ALS 0.001 0.002 Figure 8.19 shows the comparison of gold assays in ounce per ton utilizing 60 gram (2-assay ton) versus 30 gram (1-assay ton) samples. Results strongly suggest little difference between the 1 assay ton and 2 assay ton sample size.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 99 BEHRE DOLBEAR Source: Comstock, 2022 Figure 8.19. Comparison of Gold Assays – 60 gram (2-assay ton) versus 30 gram (1-assay ton) Figure 8.20 shows the comparison of gold and silver fire assays in ounce per ton, respectively, by gravimetric methods versus AA methods of analysis. Results indicate little difference between the two methods. Gold Grades (opt) 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 American Assay FA30 0.0 0.2 0.4 0.6 0.8 1.0 1.2 A m e r i c a n A s s a y F A 6 0 0.9930 R 17 N 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 Dayton Assays Spring Valley Assays

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 100 BEHRE DOLBEAR Source: Comstock, 2022 Figure 8.20. Gold and Silver Fire Assay AA Finish versus Gravimetric Finish Gold Grades (opt) 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 American Assay FA30 0.0 0.2 0.4 0.6 0.8 1.0 1.2 A m e r i c a n A s s a y G R A V 0.9801 R 20 N 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 Dayton Assays Spring Valley Assays Silver Grades (opt) 0 2 4 6 8 1 0 American Assay D2A 0 2 4 6 8 10 A m e r i c a n A s s a y G R A V 1.0000 R 2 N 0 2 4 6 8 1 0 American Assay FA30 Dayton Assays Spring Valley Assays Gold Grades (opt) 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 American Assay FA30 0.0 0.2 0.4 0.6 0.8 1.0 1.2 A m e r i c a n A s s a y G R A V 0.9801 R 20 N 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 Dayton Assays Spring Valley Assays Silver Grades (opt) 0 2 4 6 8 1 0 American Assay D2A 0 2 4 6 8 10 A m e r i c a n A s s a y G R A V 1.0000 R 2 N 0 2 4 6 8 1 0 Dayton Assays Spring Valley Assays

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 101 BEHRE DOLBEAR Figure 8.21 shows the comparison of gold and silver values in ounce per ton by fire assay versus cyanide soluble assay. For gold, it is obvious that a significant portion of the total gold, as established by fire assay, is cyanide soluble. For silver, the data is extremely limited; however, the QP opines that only a portion of the total silver, as established by fire assay, will be cyanide soluble. The actual cyanide soluble gold and silver percentages will be established by metallurgical testing.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 102 BEHRE DOLBEAR Source: Comstock, 2022 Figure 8.21. Cyanide Soluble versus Fire Assay Gold and Silver Gold Grades (opt) 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 American Assay FA30 0.0 0.2 0.4 0.6 0.8 1.0 1.2 A m e r i c a n A s s a y A U C N 0.8952 R 922 N 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 Dayton Assays Spring Valley Assays Silver Grades (opt) 0 2 4 6 8 1 0 American Assay D2A 0 2 4 6 8 10 A m e r i c a n A s s a y A G C N 1 N 0 2 4 6 8 1 0 Dayton Assays Spring Valley Assays Gold Grades (opt) 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 American Assay FA30 0.0 0.2 0.4 0.6 0.8 1.0 1.2 A m e r i c a n A s s a y A U C N 0.8952 R 922 N 0 . 0 0 . 2 0 . 4 0 . 6 0 . 8 1 . 0 1 . 2 Dayton Assays Spring Valley Assays Silver Grades (opt) 0 2 4 6 8 1 0 American Assay D2A 0 2 4 6 8 10 A m e r i c a n A s s a y A G C N 1 N 0 2 4 6 8 1 0 Dayton Assays Spring Valley Assays

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 103 BEHRE DOLBEAR 8.6 CONCLUSIONS ON CHECK ASSAYING The QP opines that the check assaying procedures, which included re-assaying of the original pulps and original coarse rejects, cross-checks between the primary and secondary laboratories on duplicate samples collected at the drill rig are adequate and to industry standards. The results indicate that the assaying results are reliable and are not biased. Comstock also undertook further tests comparing gravimetric versus AA finish and found no appreciable difference in the procedures for gold and for silver. Cyanide soluble gold and silver, as determined by fire assay, confirms that a high percentage of the total gold is cyanide soluble. Silver data is extremely limited; however, the QP opines that the silver, in native form and in electrum, will be recovered by cyanide; however, the silver sulfosalts’ cyanide recovery will not be as efficient. The QP opines that check assaying confirms the assay results; no bias or contamination is evident. Furthermore, based upon the check assaying program and the standard and blank program, the QP opines that the assay data is appropriate for use in resource estimations. 8.7 QA/QC RECOMMENDATIONS Overall, the QP opines that Comstock’s QA/QC program is reasonable and acceptable; however, several improvements should be made. • Comstock has a sufficient number of gold standards, but most are >1 ppm gold. The QP recommends that additional standards with certified values in the range of 0.1 to 0.5 ppm gold be utilized. • Comstock should use additional silver standards. • Concerning silver values, all assay results reported at the procedure upper detection limit assay should be re-assayed to determine the true assay value. • Additional cyanide soluble silver determinations should be undertaken as part of the metallurgical testing program. 8.8 ADEQUACY OF SAMPLE PREPARATION, SECURITY, AND ANALYTICAL PROCEDURES The QP opines that sample preparation and security are to industry standards; reasonable and acceptable. The analytical procedures are to industry standards and were performed by certified laboratories. Standards and blanks were inserted into the sample stream at an adequate rate and both internal laboratory check results and laboratory to laboratory check analyses were also undertaken. Standards were produced and obtained by certified companies and the round-robin assaying program to produce the standards was also undertaken by certified assay laboratories. The QA/QC program resulted in generally reasonable and acceptable results; however, some improvements can be made.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 104 BEHRE DOLBEAR 9.0 DATA VERIFICATION The authors verified sampling techniques at the RC drill rigs on multiple occasions in August 2012 for their Technical Report on Dayton and the adjacent Lucerne project. All RC sampling was undertaken utilizing diligent and correct procedures. At that time, the authors compared chip tray samples to the written geologic logs for multiple RC drill holes and several Lucerne and Dayton core holes during multiple site visits. In all cases, the geologic descriptions matched the RC chip trays and/or core and generally, high-grade assay zones corresponded well with the presence of quartz vein material in chips or quartz vein and/or silicified breccia zones in core. The author concludes that the drilling, sampling, sample preparation, procedures, and assaying meet industry standards. The RC samples’ chain of custody and security issues are to industry standards. Both AAL and ALS Chemex are well respected ISO 17025-2005 certified laboratories. Also, during the previous site visits, specific outcrops at Lucerne and Dayton were examined with emphasis on vein and breccia mineralization. Some higher-grade mineralization exposed on drill roads correlated very well with manganese-rich quartz veins. Exposures of fault splays of the Silver City fault zone were also examined. Quartz vein exposures were examined in the footwall of the adjacent Lucerne pit. Dump rock and veins were visited in the Spring Valley area. Also, the Dayton adit was examined. Obvious quartz veins, quartz-stockwork, and abundant seams and fracture fillings with manganese oxide are present throughout the Dayton mineralized zone. The highest-grade Dayton mineralization in the adit correlated with zones of manganese oxide minerals. A comparison of assays from the north and south side walls of the adit showed reasonably good correlation for the location of high-grade mineralized zones. Similarly, a comparison of surface sampling results, at a small open cut on the Dayton property, showed highest grades directly related to concentrations of quartz and quartz-calcite veining. The author’s opinion is that multiple exposures of quartz, quartz-calcite, and quartz-manganese oxide rich vein and breccia zones correlate very well with surface assay data. From the geologic modeling completed to date, it is obvious that the Comstock staff has spent considerable time deciphering the complex structural geology at the various deposits. The Comstock 3-D model and “ore” controls support the resource model. In particular, the structural control of northwest striking, northeast dipping, and northeast striking, southeast dipping fault zones and their intersections is demonstrated by both variography studies but also by cross sectional and plan sections of the block model. In particular, block model boundaries in several levels or plan views coincide with both northwest and northeast striking faults. As new information is gathered, the 3-D geologic model is updated. The authors agree that the block model is supported by the geologic data. 9.1 ELECTRONIC DATABASE VERIFICATION The Techbase® software system was used to build a computerized database to capture all the geologic data related to the project, including both the historic and newly acquired information. Two separate Techbase® databases were generated for the block models and data used for the geologic modeling and resource estimates as a matter of convenience. The electronic database of the separate models was examined by the authors in this review. The authors did not perform a complete database audit but spot checked the accuracy of the new assay certificates and geologic logs from a few selected drill holes and found no data entry errors.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 105 BEHRE DOLBEAR 9.2 INDEPENDENT SAMPLING The author did not undertake independent sampling for the following reasons. • The project is located within a well-known historic producing district. • The resource is an extension along strike and down dip where mineralization outcropped along the Silver City fault zone. Along the fault zone, several historic, shallow open pits were developed, such as the Lucerne, Billie the Kid, Justice Cut, Keystone Cut, and Overman pits. Farther south, along the projection of the Silver City fault zone, additional historic pits were developed near Silver City and the Dayton property. • QA/QC studies provide adequate verification of the drill hole data. • The author’s previous review of drilling, drill hole sampling, logging, sample security, sample preparation, and assaying procedures demonstrate strong compliance with industry standards and S- K 1300 guidelines. • The QP did not undertake any sampling in the Dayton adit, but past carload and channel sampling, by multiple independent companies within the tunnel, returned very similar results. The carload samples, taken by Consolidated Eldorado, showed 261 feet having an average grade of 0.068 ounce gold/t. Nevex, in 1986, sampled the westernmost 205 feet on the north face and returned an average grade of 0.054 ounce gold/t. MECO sampled the westernmost 226 feet on the south face and returned an average grade of 0.064 ounce gold/t. 9.3 ADEQUACY OF THE DATA Based upon the author’s verification of drilling, sampling, logging, assaying, surface geology, 3-D geologic modeling, and the electronic database, the author’s opinion is that all of the data is quite adequate for the principal use of resource estimation in this technical report.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 106 BEHRE DOLBEAR 10.0 MINERAL PROCESSING AND METALLURGICAL TESTING Metallurgical testing was undertaken in two phases: the first in 2008-2010 and the second in 2011. At that time, the Dayton Project was part of the Company’s district-wide Comstock Project that also included the Lucerne and Hartford areas, immediately north of Dayton. Although some samples metallurgically tested came from Dayton drill holes, the majority of samples came from the adjacent Lucerne and Hartford deposits. This mineral processing and metallurgical testing report is based on the earlier district-wide sampling. However, as these areas host similar geologic structures and hydrothermal alteration and more importantly the same mineralogy and very similar stratigraphic host rock units, it is expected that these preliminary metallurgical test results will be comparable to future testing on Dayton Project samples. It is strongly recommended that future mineral processing and metallurgical testing be initiated after the proposed 2022 Phase 1 exploration campaign. The authors have relied upon the previous metallurgical test work reviewed by Behre Dolbear in their 2013 NI 43-101 report. The metallurgical testing summary is reproduced below.4 Given previous gold production at the adjacent Lucerne pit, the authors believe that the Dayton mineralization will respond metallurgically in a similar manner; however, additional testing would be warranted. 10.1 SUMMARY5 The exploration and development phase of the current Comstock’s operations has included a broad range of metallurgical tests on: 1) Various composites representing the three general mineralized types expected on the properties. 2) Core and RC cuttings representing the 2010-2011 drilling campaigns on prospective resources. The majority of the 2011 testing was performed on samples of the material proposed for processing from the Lucerne Mine and to improve the representation of the samples used in resource and reserve calculations for the deposits controlled by the Company. The Company has utilized the services of McClelland to provide base metallurgical testing on samples of RC cuttings. The base testing included bottle roll tests on a multitude of samples representing the three rock types, i.e., Alta andesite, rhyolite, and MV. Results of the bottle roll tests indicated favorable gold recoveries utilizing cyanide leaching. With the successful conclusion of bottle roll tests, column leach tests were performed on composites of high-grade and low- grade ores. In addition to bottle roll and column leach tests, the various expected ore types and composites have been subjected to the following metallurgical evaluations: • Grind versus Recovery cyanidation tests that ground the sample to <100 mesh Tyler (149 µm) and <200 mesh Tyler (74 µm) followed by 96 hours of leaching. For all expected ore types tested, the samples exhibited very little sensitivity to grind. • Bond Crusher Impact Analysis – 8.77 • Bond Abrasion Index – 0.0807 • Bond Grindability Indices – 15.7 kWHr/ton 4Extracted from Behre Dolbear, January 2013, NI 43-101 Technical Report on the Comstock Mine Project (Updated Resources), Virginia City, Nevada, pages 94 to 102. 5Ibid, page 94.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 107 BEHRE DOLBEAR It should be noted that the mineralogy discussions have mentioned the observable presence of manganese oxides and fault gouge minerals, which exhibit clay like characteristics. Manganiferous mineralization can often degrade silver recoveries and elevated clay like mineralization can negatively affect heap leach percolation performance. Geologic and metallurgical programs, designed to advance the project to pre-feasibility or feasibility level studies, are recommended by the QP for additional study of both possible occurrences. 10.2 PHASE 1 METALLURGICAL TESTING (2008 TO 2010)6 The expected ore types investigated in this phase were identified as andesite, rhyolite, and MV. In addition, the three rock types were composited into high-grade, medium-grade, and low-grade composites. Through December 2010, bottle roll tests had been run to establish the amenability of these material types to cyanide leaching, and column leach tests were run on the high-grade and low-grade composites. All testing was performed on RC drill cuttings. The average gold recovery from column leach testing was 76.2% on low-grade 0.024 ounce/t and 93.8% on high-grade 0.239 ounce/t at leach cycles of 184 and 323 days, respectively. The high-grade composite was subjected to a full milling simulation including comminution, gravity concentration, sodium cyanide leaching, and tailings agglomeration. This test yielded a total gold recovery of 98.4%. 10.3 PHASE 2 METALLURGICAL TESTING (2011)7 A total of 11 bulk samples were taken by the Company from the Dayton, Hartford, and Lucerne deposits and transferred to McClelland for heap leach cyanidation test work to determine leachability and optimum crush size for maximum practical gold recovery. Later in 2011, 31 RC drill cutting composites and 13 diamond drill hole composites were received for preliminary bottle roll testing. The 44 composites were representative of the ore types expected to be processed from the initial phase of the Lucerne Mine. 10.3.1 Bottle Roll – Bulk Material Samples8 Bottle roll sodium cyanide testing on the Company’s bulk material samples and the one core composite were run on P80 2 inches and P80 ½ inch samples for 96 hours. The samples included: • Mixed breccia charge containing Alta andesite, quartz porphyry, rhyolite, limonite, and manganese • Alta andesite • Quartz porphyry • MV • Alta andesite/quartz porphyry • Alta andesite/manganese • Highly silicified core composite (sample not included in resource/reserve database) The results of the bottle roll tests were utilized to design the column tests to simulate and design the heap leach. 6Ibid, page 94. 7Ibid, page 95. 8Ibid, page 95.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 108 BEHRE DOLBEAR 10.3.2 2010 Testing9 Combined column leach and mill circuit testing of the high-grade and low-grade composites indicate that the resources at the Lucerne Mine will have total heap leach and mill gold recoveries at a P80 ½ inch crush size of 93.8% and 76.2%, respectively. Silver recoveries will vary from 83.8% to 50.6% for the high-grade and low-grade material, respectively. The head grades for the high-grade and low-grade composites are 0.239 ounce of gold/t, 5.966 ounces of silver/t, and 0.024 ounce of gold/t, 0.668 ounce of silver/t, respectively. The pulp agglomeration testing indicated a gold recovery of 87.0% in the low-grade/cyanide tailings column. Silver recovery was 61.2% under the same conditions. The combined gravity concentration, high-grade leach, and pulp agglomeration test (GCLPA) indicated a possible recovery of 98.4% for gold and 81.6% for silver. It should be mentioned that this technique will be the most capital intensive and will require a thorough geotechnical evaluation and design to support stacking the pulp agglomerated low-grade feed. Gravity concentration produces a low-grade concentrate of approximately 41.0 ounces of gold/t and 597.0 ounces of silver/t. Upon cleaning to an acceptable concentrate grade for smelting, the combined gravity concentration, high grade-leach, pulp agglomeration flow sheet will yield final gold and silver values, which are significantly less than those indicated above under GCLPA conditions. 10.3.3 2011 Testing10 A total of 11 bulk material samples obtained from the Dayton, Hartford, and Lucerne mining areas were received at McClelland in late November 2010 for heap leach cyanidation test work to determine leachability and to optimize crush size for commercial heap leach processing. Intervals from 2 core holes (PC10-07, 08) were also received for the same scope of work. The core hole composite (PC10-07, 08) was to represent mineable material beneath areas of bulk sample acquisition to determine that metallurgical results from bulk ore samples would represent results from mineralized material at depth. The drill hole composites were deemed to be “highly siliceous” and, therefore, not representative of mineable material rock types. The determination of the relative representation of bulk sampling of the deposits by deep drilling has yet to be completed. In April 2011, 31 drill cuttings composites and 13 core composites were received for preliminary bottle roll cyanidation tests. These 44 composites were identified by rock type and mining area. The general scope of work sequences for each “batch of samples/composites received is summarized below. • Bulk Material Samples • Interval and bulk material sample preparation and head assays • Bottle roll tests (BT) at P80 2-inches and P80 ½-inch crush sizes • Column leach tests (CT) at P80 1-inch and P80 ½-inch crush sizes • Head and tail screen analyses on feeds at each crush size and all column leached residues • Core Composites • Interval preparation and interval assays • Composite preparation • Bottle roll tests at the as-received <½-inch feed size 9Ibid, page 95. 10Ibid, page 95.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 109 BEHRE DOLBEAR • Bulk Sample Bottle Roll Testing • Bottle roll test results were used to design the column tests to simulate and provide design criteria for the heap leach. Bottle roll test results indicated that in general P80 2-inch feeds did not respond acceptably, so a P80 ½-inch crush size was selected by the McClelland’s and the Company’s personnel as the coarsest feed size for column tests (Table 10.1).

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 110 BEHRE DOLBEAR TABLE 10.1 SUMMARY OF METALLURGICAL RESULTS, BOTTLE ROLL TESTS, COMSTOCK BULK MATERIAL SAMPLES, AND VARIED CRUSH SIZES Bulk Material ID Crush Size 80% Passing (inches) Rock Type Extracted (oz/ton) Tail Assay (oz/ton) Calculated Head (oz/ton) Recovery (%) Reagent Consumption (lb/ton) Au Ag Au Ag Au Ag Au Ag NaCN Lime (Added) DA-001 LG 2 Mix1 0.0143 0.07 0.0148 0.17 0.0291 0.24 49.1 29.2 <0.05 2.0 DP-004 MG 2 AA 0.0494 0.21 0.0170 0.61 0.0664 0.82 74.4 25.6 0.24 10.5 DP-005 MG/HG 2 AA 0.0801 0.18 0.0433 0.60 0.1234 0.78 64.9 23.1 <0.05 5.2 HM-011 LG 2 PQ 0.0090 0.34 0.0067 0.33 0.0157 0.67 57.3 50.7 <0.05 2.9 HM-009 LG/MG 2 PQ 0.0076 0.03 0.0190 0.22 0.0266 0.25 28.6 12.0 0.15 5.4 HM-013 MG 2 MV 0.0157 0.12 0.0280 0.50 0.0437 0.62 35.9 19.4 <0.05 5.7 HM-010 HG 2 AA/PQ2 0.0375 0.40 0.1133 0.83 0.1558 1.23 24.1 32.5 <0.05 4.6 LM-006,007 LG 2 AA3 0.0107 0.10 0.0060 0.21 0.0167 0.31 64.1 32.3 <0.05 3.8 LM-019,020,021 LG 2 AA/PQ2 0.0094 0.08 0.0263 0.20 0.0357 0.28 26.3 28.6 0.09 5.3 LM-026,027 LG 2 AA/MN4 0.0072 0.24 0.0093 1.32 0.0165 1.56 43.6 15.4 <0.05 2.2 LM-010,011 HG 2 PQ5 0.0936 0.54 0.1640 1.38 0.2576 1.92 36.3 28.1 <0.05 2.5 Average 2 50.8 mm 45.8 26.9

Dayton Consolidated Report
Effective Date: November 1, 2022

TABLE 10.1
SUMMARY OF METALLURGICAL RESULTS, BOTTLE ROLL TESTS, COMSTOCK BULK MATERIAL SAMPLES, AND VARIED CRUSH SIZES

Bulk Material ID	Crush Size 80% Passing (inches)	Rock Type	Extracted (oz/ton)		Tail Assay (oz/ton)		Calculated Head (oz/ton)		Recovery (%)		Reagent Consumption (lb/ton)	
			Au	Ag	Au	Ag	Au	Ag	Au	Ag	NaCN	Lime (Added)
DA-001 LG	½	Mix[1]	0.0159	0.08	0.0137	0.13	0.0296	0.21	53.7	38.1	0.16	4.2
DP-004 MG	½	AA	0.0469	0.27	0.0080	0.51	0.0549	0.82	85.4	34.6	0.19	10.5
DP-005 MG/HG	½	AA	0.0990	0.26	0.0332	0.46	0.1322	0.72	74.9	36.1	0.21	5.5
HM-011 LG	½	PQ	0.0139	0.46	0.0053	0.23	0.0192	0.69	72.4	66.7	0.31	5.3
HM-009 LG/MG	½	PQ	0.0088	0.06	0.0123	0.15	0.0211	0.21	41.7	28.6	0.19	6.7
HM-013 MG	½	MV	0.0228	0.20	0.0200	0.54	0.0428	0.74	53.3	27.0	0.15	8.4
HM-010 HG	½	AA/PQ[2]	0.0472	0.48	0.0787	0.55	0.1259	1.03	37.5	46.6	0.15	5.2
LM-006,007 LG	½	AA[3]	0.0124	0.16	0.0037	0.13	0.0161	0.29	79.5	55.2	0.19	7.7
LM-019,020,021 LG	½	AA/PQ[2]	0.0133	0.13	0.0140	0.11	0.0273	0.24	48.7	54.2	0.14	14.5
LM-026,027 LG	½	AA/MN[4]	0.0102	0.41	0.0090	1.35	0.0192	1.76	53.1	23.3	0.15	3.1
LM-010,011 HG	½	PQ[5]	0.1385	0.72	0.0605	1.04	0.1990	1.76	69.6	40.9	0.20	3.1
Average	**½ 12.7 mm**								**60.9**	**41.0**		

[1]Breccia including AA, PQ, RHY, Limonite and Mn
[2]Contact of AA and PQ – HM-010 fault zone on contact with AA and PQ
[3]Hanging Wall (AA)
[4]AA in fault zone with Mn
[5]Silver City fault on contact with mostly PQ

Project 18-061 (S-K 1300) 111 BEHRE DOLBEAR

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 112 BEHRE DOLBEAR Many of the bulk material samples were amenable to cyanidation at both crush sizes evaluated (P80 2-inches and ½-inch), but recoveries were higher for the 11 bulk samples from P80 ½-inch feeds. Summary bottle roll test results are for P80 ½-inch feeds only. • Gold grades ranged from 0.0161 to 0.1990 ounce/t and gold recoveries ranged from 37.5% to 85.4%. Silver values were being extracted from most samples when leaching was terminated at 96 hours and indicated that column test recoveries from ½-inch feeds will be higher than bottle roll test recoveries. • Silver grades ranged from 0.21 to 1.76 ounces/t and recoveries ranged from 23.3% to 66.7%. For most samples, silver was being extracted when leaching was terminated at 96 hours. • NaCN consumption was low and ranged from 0.14 to 0.31 lb/t. Consumption was lower for P80 2-inch feeds. • Lime requirements (lime added) were generally moderate and ranged from 3.1 to 14.5 lb/t. The 14.5 lb/t requirement is anomalous because excess lime was inadvertently added during the bottle roll test. Again, lime requirements were generally lower for 2-inch feeds. 10.3.4 Bulk Sample and Core Composite Column Leach Tests11 Summary column test results for the bulk material samples and the core composite are provided in Table 10.2. It should be noted that some of the bulk material samples were composited on a 50:50 weight percent basis for the column tests. HM-009 and HM-013 were combined to produce the HM-MG composite and LM-019, 020, 021, and LM-026, 027 were combined to produce the LM-LG composite. Discussion of the column testing results as compared to bottle roll testing results is developed below. 1) Column test recoveries were higher than bottle roll test recoveries. a) Column test gold recoveries averaged 11.0% higher than bottle roll test recoveries for P80 1-inch feeds. b) The average increase in gold recovery from the bottle roll tests to the column test results was 9.7% in the Dayton area; 15.3% in the Hartford area; and 8.0% in the Lucerne area. c) Column test silver recoveries averaged 8.2% higher than bottle roll test results for P80 ½-inch feeds. d) The average increase in silver recovery from the bottle roll tests to the column test results was 10.4% in the Dayton area; 8.2% in the Hartford area; and 6.0% in the Lucerne area. 2) Column test recoveries for P80 1-inch and P80 ½-inch were essentially the same for most bulk material samples. a) Average gold and silver recoveries from P80 1-inch feeds were 74.7% and 48.7%, respectively. b) Average gold and silver recoveries from the P80 ½-inch feeds were 74.5% and 51.0%, respectively. 11Ibid, page 99.

Dayton Consolidated Report
Effective Date: November 1, 2022

TABLE 10.2
SUMMARY OF METALLURGICAL RESULTS, COLUMN LEACH TESTS, COMSTOCK BULK MATERIAL SAMPLES, VARIED CRUSH SIZES

Rock Type	Bulk Sample ID	Feed Size P_{80}	Test Number	Days Leached[1]	Extracted (oz/ton)		Tail Screen (oz/ton)		Calculated Head (oz t/ton)		Recovery (%)		Reagent Consumption (lb/ton)	
					Au	Ag	Au	Ag	Au	Ag	Au	Ag	NaCN	Cement (Added)
Mix	DA-001 (LG)	1	P1	159	0.0213	0.100	0.0172	0.135	0.0385	0.235	55.3	42.6	0.64	12.0
AA	DP-004 (MG)	1	P2	159	0.0496	0.381	0.0033	0.425	0.0529	0.806	93.8	47.3	2.31	12.0
AA	DP-005 (MG)	1	P3	159	0.1015	0.341	0.0331	0.469	0.1346	0.810	75.4	42.1	1.47	12.0
PQ/MV	HM-MG comp	1	P4	191	0.0212	0.184	0.0082	0.244	0.0294	0.428	72.1	43.0	2.21	12.0
AA/PQ	HM-010 (HG)	1	P5	159	0.0863	0.585	0.0479	0.680	0.1342	1.265	64.3	46.2	1.29	12.0
PQ	HM011(LG)	1	P6	191	0.0133	0.434	0.0034	0.228	0.0167	0.662	79.6	65.6	1.68	12.0
AA/PQ/MN	LM-LG comp	1	P7	159	0.0166	0.345	0.0055	0.490	0.0221	0.835	75.1	41.3	1.62	12.0
AA	LM-006,007LG	1	P8	159	0.0175	0.114	0.0038	0.078	0.0213	0.192	82.2	59.4	1.56	12.0
PQ	LM-010,011HG	1	P9	191	0.1361	0.871	0.0473	0.852	0.1834	1.723	74.2	50.6	1.20	12.0
(Drill Core)	PC110-07,08	1	P10	159	0.0323	0.651	0.0337	0.959	0.0660	1.610	48.9	40.4	0.79	12.0
Average		**1**									**72.1**	**47.9**		
Mix	DA-001(LG)	½	P11	159	0.0277	0.108	0.0127	0.183	0.0347	0.291	65.4	37.1	0.79	12.0
AA	DP-004 (MG)	½	P12	159	0.0490	0.410	0.0031	0.371	0.0521	0.781	94.1	52.5	2.38	12.0
AA	DP-005(MG)	½	P13	159	0.1028	0.351	0.0200	0.347	0.1228	0.698	83.7	50.3	2.12	12.0
PQ/MV	HM-MG comp	½	P14	159	0.0218	0.183	0.0130	0.263	0.0348	0.446	62.6	41.0	2.05	12.0
AA/PQ	HM-010 (HG)	½	P15	159	0.0902	0.549	0.0655	0.448	0.1557	0.997	57.9	55.1	1.52	12.0
PQ	HM-011(LG)	½	P16	159	0.0130	0.451	0.0027	0.196	0.0157	0.647	82.8	69.7	1.26	12.0
AA/PQ/MN	LM-LG (comp)	½	P17	159	0.0147	0.400	0.0047	0.541	0.0194	0.941	75.8	42.5	1.68	12.0
AA	LM-006,007LG	½	P18	159	0.0191	0.120	0.0058	0.076	0.0249	0.196	76.7	61.2	1.55	12.0
PQ	LM-010,011HG	½	P19	159	0.1281	0.863	0.0511	0.888	0.1792	1.751	71.5	49.3	1.20	12.0
(Drill Core)	PC10-07,08	½	P20	159	0.0331	0.637	0.0331	0.756	0.0662	1.393	50.0	45.7	0.50	12.0
Average		**½**									**72.1**	**50.4**		

[1]Includes rinse days

Project 18-061 (S-K 1300) 113 BEHRE DOLBEAR

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 114 BEHRE DOLBEAR 3) Grade, area, and rock type trends (general observations) a) Grade – Gold recovery decreased slightly with increased gold head grades. There was no obvious trend for silver. b) Area – No trend was established for gold and silver recoveries versus mining area. c) Rock Type – Gold and silver recoveries were better for AA and PQ rock types than for the other rock types and mixtures evaluated (Mix, PQ/MV, AA/PQ, AA/PQ/MN). Summary results for P80 1-inch feeds are summarized as follows. • Gold calculated head grades ranged from 0.0167 to 0.1834 ounce/t. Gold recoveries ranged from 55.3% to 93.8% and averaged 72.1%. • Silver calculated head grades ranged from 0.192 to 1.723 ounce/t. Silver recoveries ranged from 41.3% to 65.6% and averaged 47.9%. • Gold and silver recovery rates were relatively slow with extraction being essentially complete in 30 days at Dayton to 60 days on Lucerne samples. Extraction continued after 30 and 60 days but at a much slower rate. Silver was being extracted at a slow rate when leaching was terminated. Gold was being extracted at a slow rate for Lucerne bulk samples when leaching was terminated at 154 days. • Gold recoveries for P80 1-inch exhibit a strong correlation coefficient when determined by regressing gold tailings analysis with head grade. The column leach testing exhibits a multiple R of 0.905501. This relationship, regardless of mining area, may prove useful in predicting recoveries of gold from discrete blocks within the mine model and is expressed as Tailing = 0.000657 + (Head × 0.28155). • Silver recoveries for P80 1-inch exhibit a strong correlation coefficient when determined by regressing gold tailings analysis with head grade. The column leach testing exhibits a multiple R of 0.978828. This relationship, regardless of mining area, may prove useful in predicting recoveries of silver from discrete blocks within the mine model and is expressed as Tailing = -0.01608 + (Head × 0.551105). • The 12 pounds cement per ton added during agglomeration pre-treatment was sufficient to maintain the leach pH at above 10 throughout the leaching cycles. • NaCN consumptions were generally high but should be significantly lower during commercial heap leaching. Usually, bottle roll test consumptions better predict ultimate heap performance. 10.4 METALLURGICAL MINERALOGY12 Mineralogy of the Dayton deposit was examined in two studies. One study was commissioned by McClelland Metallurgical Laboratories (Thompson, 2011) to identify specific mineralogy pertaining to gold and silver occurrences. Comstock geologists collected metallurgical samples from surface exposures in the Dayton Gloryhole and underground mineralized material from the Dayton adit. Samples included vein stockworks (quartz, adularia, and sericite) hosted in propylic andesitic rock; quartz veined and silicified quartz porphyry; quartz, calcite veined silicified breccias; and ferro-manganese clay supported breccias. All samples were collected from oxidized mineralized material that included limonite, hematite, jarosite, and goethite, which are oxidized iron minerals after the sulfide minerals 12Ibid, page 102.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 115 BEHRE DOLBEAR pyrite and marcasite. Additional vein mineralogy included ferro-manganese clays, manganiferous calcite, calcite, micro crystalline quartz, and drusy quartz. The study identified gold and silver occurring as native gold particles (20-30-microns across), native silver (wires – 100 microns in length), electrum, and silver sulfosalts (polybasite and pyrargyrite). The Company commissioned a study of gold size using AAL’s electron microscope. Mineralized material was crushed and observed under 10× microscope and then observed under the electron microscope. Under low power magnification, apparent single gold particles were observed up to 450 microns by 50 microns by 5 microns. Under the electron microscope, this and other native gold particles were observed to be a combined cluster of 20 microns to 50 microns by 5 microns size gold particles with interstitial pore space. Wire silver was observed with lengths up to 100 microns with a 5 micron diameter. The metallurgical importance of open pore space around the 20 micron to 50 micron particles results in an increase of surface area the cyanide solution can access to dissolve the gold while on the pad. This is supported by comparisons of the fire assay results compared to bottle roll cyanide soluble assays.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 116 BEHRE DOLBEAR 11.0 MINERAL RESOURCE ESTIMATES Per the SEC definition adopted in 2018, A mineral resource is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. A mineral resource is a reasonable estimate of mineralization, taking into account relevant factors such as cut-off grade, likely mining dimensions, location or continuity, that, with the assumed and justifiable technical and economic conditions, is likely to, in whole or in part, become economically extractable. It is not merely an inventory of all mineralization drilled or sampled. 11.1 INTRODUCTION A geologic and grade block model was generated to estimate the resource at the Dayton Consolidated Project. The modeling work was completed by Mr. Mike Norred of Comstock, using the Techbase® software system. The resource modeling and calculations for the block model were reviewed by the author. All factors, i.e., electronic database, capping, variograms, density, block models and parameters, and Kriging and estimation methods were discussed with Mr. Norred. In addition, the author has visually compared assay cross sections and level plans to block model sections and plans and considers the block model to be reasonable. Higher-grade blocks are bounded by structure and have strike directions, primarily northwesterly, mimicking the recognized structural controls. 11.2 ELECTRONIC DATABASE The Techbase® software system was used to store a computerized database to capture all the geologic data related to the project, including both the historic and recently acquired information. Under the direction of Mr. Norred, the database was designed to include not only the Dayton Project data, but also the data on all the Company’s property holdings and surrounding areas in the Comstock Mining District. The master electronic database includes: • Topography; • Drill hole locations and down-hole surveys; • Assays; • Geologic logs; • Property boundaries; • Historic mine workings; and • Block model. The electronic database was examined by the author for this report. A complete database audit was not performed, but spot checks were made on a few selected drill holes to assess the accuracy of the assay and geologic logs. No data entry errors were found. 11.3 CAPPING OF ASSAY GRADES Comstock Mining District is noted for its bonanza-grade veins, so high assay grades can be reasonable. However, Comstock did not want to over-estimate the high-grade zones and chose to cap the assays used for grade estimation. Gold assays were capped at 0.328 ounces per ton, which affected 35 samples in the modeling area. Silver assays were capped at 1.820 ounces per ton, affecting 34 samples in the modeling area. The capped assays were then used for modeling.

Dayton Consolidated Report
Effective Date: November 1, 2022

The influence of higher-grade assays was further reduced by the strict boundaries imposed on the mineralized zones, and also by the Kriging techniques used by Comstock.

11.4 BULK DENSITY DETERMINATION

Tonnage factors were provided for resource estimations by Comstock, based on specific gravity testing of 385 core samples. Table 11.1 summarizes the tonnage factors organized by rock type. Although the samples were predominantly from the Company's nearby Lucerne area, Comstock believes the rock units in the Dayton Project to be similar.

TABLE 11.1
SPECIFIC GRAVITY TEST RESULTS – SPECIFIC GRAVITY AND TONNAGE FACTORS BY ROCK TYPE

Rock Type	Sample Count	Average Specific Gravity	Average Bulk Density (ft^3/ton)
AA	45	2.430	13.2
AD	11	2.550	12.6
FB	7	2.329	13.8
HB	10	2.447	13.1
II	28	2.582	12.4
MV	184	2.625	12.2
PQ	6	2.513	12.8
SC/SV	88	2.507	12.8
VN	6	2.418	13.3
Average	**385**	**2.49**	**12.92**

The average tonnage factor of 12.92 cubic feet per ton (ft^3/ton) shown in Table 11.1 for all 385 core samples is consistent with the Company's experience-based, global tonnage factor of 12.9 ft^3/ton, used in previous technical reports. A factor of 13.5 ft^3/ton was used for fill material and is also based on the Company's past experience.

The authors believe these factors are reasonable based on Comstock's conclusion that the material at the Dayton area is almost identical to that found in the Lucerne area. The density and tonnage factors, used by Comstock, are typical for epithermal precious metal deposits in volcanic rocks and represent little risk to the overall resource tonnage determination.

11.5 MINERALIZED ZONE BOUNDARIES

Structural controls were interpreted by Comstock's staff as a series of faults drawn on east-west cross sections spaced on 50-foot centers. The interpreted structures were digitized from the cross sections and then connected on levels spaced every 20 feet of elevation. Inconsistencies in these structures between the cross sections and levels were resolved through several iterations before proceeding.

The geology for the Dayton model was grouped into a series of eight mineralized zones, three barren intrusives, and fill, which included both surface dumps and underground stope fill, as shown in Figure 11.1. The mineralized zones included the z-BXD (Basal), z-BXU (Upper), and z-BXM (Mega) breccia zones, the z-PQ (Quartz Porphyry) and z-FI (Felsic Volcanics) intrusive zones, and the z-ALH (Alhambra), z-KC (KC), and z-VN (unnamed) vein zones. The barren intrusive zones were z-AD (Andesite Dike), z-IM (Mafic Intrusive), and z-PR (Rhyolitic Porphyry). Fill zones were z-QA. These zones are further described in Section 6.4.1.

Project 18-061 (S-K 1300) 117 **BEHRE DOLBEAR**

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 118 BEHRE DOLBEAR Figure 11.1. Mineralized and Intrusive Zones The geologic zones were interpreted by Comstock’s geology staff on a series of east-west cross sections spaced on 50-foot centers. The interpreted zones were digitized from the cross sections and then connected on levels spaced every 20 feet of elevation. Inconsistencies in the zones between the cross sections and levels were resolved before proceeding. The zone polygons on levels were used to code a geologic zone for each assay interval. The zone assignments were reviewed section by section for consistency. In some cases, the zone boundaries required adjustment. In other cases, the assigned code was adjusted manually for consistency. The number of samples coded for each zone, along with the descriptive statistics for gold and for silver are shown in Table 11.2. In addition, there were 265 samples marked as z-QA (fill), with an average gold grade of 0.0217 ounce per ton and an average silver grade of 0.159 ounce per ton. These are the samples that will be used to model each of the mineralized zones. It is important to note that the assays from the DA series of blast holes drilled in 2015 were not included for estimation purposes, although the results did guide the geologic interpretation of near-surface veins. The cumulative distributions for the gold and silver assays are shown in Figure 11.2. Samples outside the central range of 0.004 to 0.030 ounces per ton gold and 0.010 to 1.100 ounces per ton silver were not used for estimating variograms, in order to reduce the “noise.” Mineralized and Intrusive Zones Fill z-QA Felsic Volcanics z-FI Quartz Porphyry z-PQ Mega Breccia z-BXM Upper Breccia z-BXU Basal Breccia z-BXD Alhambra zone z-ALH KC zone z-KC Vein z-VN Andesite Dike z-AD Mafic Intrusive z-IM Rhyolitic Porph. z-PR

Dayton Consolidated Report
Effective Date: November 1, 2022

TABLE 11.2
ASSAY STATISTICS BY MINERALIZED ZONE – GOLD AND SILVER ASSAY STATISTICS BY MINERALIZED ZONE (NO DA SAMPLES)

	z-BXD Au(opt)	z-BXU Au(opt)	z-BXM Au(opt)	z-PQ Au(opt)	z-FI Au(opt)	z-ALH Au(opt)	z-KC Au(opt)	z-VN Au(opt)
Number	530	406	1,905	652	1,662	153	10	65
Mean	0.01310	0.05179	0.03630	0.02391	0.01825	0.01993	0.01870	0.04878
Std Dev	0.01755	0.07420	0.06767	0.03994	0.04831	0.02589	0.02051	0.09026
Variance	0.00031	0.00551	0.00458	0.00160	0.00233	0.00067	0.00042	0.00815
Maximum	0.222	0.613	1.159	0.416	1.196	0.187	0.069	0.589
Minimum	0.001	0.001	0.001	0.000	0.001	0.001	0.001	0.004
Range	0.221	0.612	1.158	0.416	1.195	0.186	0.068	0.585
Coef Var	133.9456	143.2777	186.4072	167.0639	264.7522	129.9233	109.6987	185.0274
Std Err	0.0008	0.0037	0.0016	0.0016	0.0012	0.0021	0.0065	0.0112

	z-BXD Ag(opt)	z-BXU Ag(opt)	z-BXM Ag(opt)	z-PQ Ag(opt)	z-FI Ag(opt)	z-ALH Ag(opt)	z-KC Ag(opt)	z-VN Ag(opt)
Number	524	403	1,893	647	1,650	152	10	65
Mean	0.17350	0.35339	0.26259	0.21109	0.16522	0.19729	0.03320	0.20827
Std Dev	0.19573	0.46436	0.37044	0.26089	0.20435	0.15057	0.01325	0.12893
Variance	0.03831	0.21563	0.13722	0.06806	0.04176	0.02267	0.00018	0.01662
Maximum	1.810	4.040	6.680	2.180	2.130	0.890	0.055	0.590
Minimum	0.008	0.010	0.007	0.009	0.003	0.016	0.015	0.010
Range	1.802	4.030	6.673	2.171	2.127	0.873	0.040	0.580
Coef Var	112.8148	131.3989	141.0708	123.5896	123.6798	76.3188	39.9094	61.9062
Std Err	0.0086	0.0231	0.0085	0.0103	0.0050	0.0122	0.0042	0.0160

Project 18-061 (S-K 1300) 119 **BEHRE DOLBEAR**

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 120 BEHRE DOLBEAR Source: Comstock, 2022 Figure 11.2. Cumulative Frequency of Assays in All Mineralized Zones Cumulative Frequency Au (all-Z) 1 0 - 3 1 0 - 2 1 0 - 1 1 q_Au_opt P e r c e n t 1 0 - 3 1 0 - 2 1 0 - 1 1 0.001 0.005 0.010 0.05 0.10 0.5 1.0 5 10 20 30 40 50 60 70 80 90 95 99.0 99.5 99.90 99.95 99.990 99.995 99.999 0.001 0.005 0.010 0.05 0.10 0.5 1.0 5 10 20 30 40 50 60 70 80 90 95 99.0 99.5 99.90 99.95 99.990 99.995 99.999 1 0 - 3 1 0 - 2 1 0 - 1 1 1 0 - 3 1 0 - 2 1 0 - 1 1 Cumulative Frequency Ag (all-Z) 1 0 - 3 1 0 - 2 1 0 - 1 1 q_Au_opt P e r c e n t 1 0 - 3 1 0 - 2 1 0 - 1 1 0.001 0.005 0.010 0.05 0.10 0.5 1.0 5 10 20 30 40 50 60 70 80 90 95 99.0 99.5 99.90 99.95 99.990 99.995 99.999 0.001 0.005 0.010 0.05 0.10 0.5 1.0 5 10 20 30 40 50 60 70 80 90 95 99.0 99.5 99.90 99.95 99.990 99.995 99.999 1 0 - 3 1 0 - 2 1 0 - 1 1 1 0 - 3 1 0 - 2 1 0 - 1 1 Cumulative Frequency Au (all-Z) 1 0 - 3 1 0 - 2 1 0 - 1 1 q_Au_opt P e r c e n t 1 0 - 3 1 0 - 2 1 0 - 1 1 0.001 0.005 0.010 0.05 0.10 0.5 1.0 5 10 20 30 40 50 60 70 80 90 95 99.0 99.5 99.90 99.95 99.990 99.995 99.999 0.001 0.005 0.010 0.05 0.10 0.5 1.0 5 10 20 30 40 50 60 70 80 90 95 99.0 99.5 99.90 99.95 99.990 99.995 99.999 1 0 - 3 1 0 - 2 1 0 - 1 1 1 0 - 3 1 0 - 2 1 0 - 1 1 Cumulative Frequency Ag (all-Z) 1 0 - 3 1 0 - 2 1 0 - 1 1 q_Au_opt P e r c e n t 1 0 - 3 1 0 - 2 1 0 - 1 1 0.001 0.005 0.010 0.05 0.10 0.5 1.0 5 10 20 30 40 50 60 70 80 90 95 99.0 99.5 99.90 99.95 99.990 99.995 99.999 0.001 0.005 0.010 0.05 0.10 0.5 1.0 5 10 20 30 40 50 60 70 80 90 95 99.0 99.5 99.90 99.95 99.990 99.995 99.999 1 0 - 3 1 0 - 2 1 0 - 1 1 1 0 - 3 1 0 - 2 1 0 - 1 1

Dayton Consolidated Report
Effective Date: November 1, 2022

11.6 BLOCK MODEL PARAMETERS

The Dayton resource was modeled using a Techbase® BLOCK model with 10 foot × 10 foot × 10 foot blocks (cubes). The centroid of the south-west-top block is 2,325,610E, 14,767,620N, and 5410Z. The model covers a region of 1,910 feet (west to east) × 2,910 feet (south to north) × 920 feet (elevation) and contains 5,113,452 blocks. All coordinates are in the Comstock projection, a project-wide, ground-adjusted NAD83 Nevada State Plane system, in feet. Table 11.3 shows the major parameters that define the block model in 3-D space.

TABLE 11.3
BLOCK MODEL PARAMETERS

	Number of Blocks	Size (feet)	Minimum	Maximum	Distance (feet)
Columns (E-W)	191	10	2,325,605	2,327,515	1,910
Rows (N-S)	291	10	14,767,615	14,770,525	2,910
Levels	92	10	4,495	5,415	920

The Dayton Project block model was created with 10-foot cubic blocks. The 10-foot level size matches the proposed selective mining unit (40-foot benches taken in 20-foot lifts), with two 10-foot samples per blast hole. The 10-foot × 10-foot block size in plan approximates the selective mining unit derived from possible blast hole spacing. The range of elevations starts at 5,415 feet, which includes all the terrain in the modeled area. It extends down to an elevation of 4,495 feet, which is approximately the bottom of the deepest drilling from the 2009-2012 drilling programs.

Topography was modeled into a Techbase® CELL table, with 10 foot × 10 foot cells. The topography model spans the larger project area, but the centroids are congruent with the block model where they overlap.

11.7 ESTIMATION PROCEDURES

Comstock used a computerized block model for the Dayton Project. Mr. Norred developed the block model and grades using the Techbase® computerized database and modeling package, which is an industry-accepted, commercially available software. Comstock elected not to use sub-blocking, since the full blocks were relatively small. Instead, the blocks were assigned the zone corresponding to the block centroid. The Dayton model employed an Ordinary Kriging approach, with block Kriging to estimate the average grade of each block rather than the point grade at the center. The steps undertaken for estimation of the model were:

- The fraction (proportion) of each block was calculated, based on the elevation corresponding to the block center.
- The mineralized zone was set for all blocks using the interpreted zone polygons on the levels. This is the same procedure used to code the individual samples as described in Section 11.5. The zone is assigned based on the block centroid only. No sub-blocking or partial-blocking was used.
- Comstock accounted for historically mined material by estimating a previously-mined fraction for each block, by intersecting the blocks with the Company's database of historic underground workings.
- The mined fraction was adjusted for additional mining not accounted for by the workings polygons by counting the sample intervals logged as VD (void) or NR (no recovery) within 7 feet of the block centroid. Each such sample added 25% to the mined fraction. The mined fraction was then limited by the block fraction below topography.

Project 18-061 (S-K 1300) 121 BEHRE DOLBEAR

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 122 BEHRE DOLBEAR • Blocks with a centroid within 5 feet of a sample interval logged as fill (QA, QB, AL) were reset to zone z-QA. All blocks with zone z-QA then had any mined fraction reset to 0, assuming the mined stope had been backfilled. • Since the mineralization is structurally controlled, the series of N75E, throughgoing faults with significantly displacement, were used as break lines. Sample influence could not cross the break lines. • Variograms were estimated to be used for each mineralized zone. • The blocks within each zone were estimated from the samples from that zone, honoring the break lines to avoid dilution. Block Kriging was used to estimate the average grades for each block. • Blocks were categorized as Measured, Indicated, or Inferred, based on the sample geometry used for estimation. • An economic pit shell was estimated using assumed economic parameters • The resources within the economic pit shell were reported and categorized. 11.8 VARIOGRAPHY Variograms were estimated using the samples coded for each mineralized zone. Directional and omni-directional variograms were estimated. Some mineralized zones had limited numbers of samples, but were statistically similar to other zones, and so were grouped for the purpose of estimating the variograms. Samples were grouped for the combination of the three breccia zones (z-BXD, z-BXU, z-BXM) and for the combination of the two intrusive zones (z-PQ, z-FI). An omni-directional variogram was estimated in each case because the data density and spacing, especially in the cross-structural direction, did not resolve into reasonable directional variograms. The resulting experimental variograms for each combination are shown in Figure 11.3 and Figure 11.4.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 123 BEHRE DOLBEAR Source: Comstock, 2022 Figure 11.3. Experimental Variograms for BX Zones Experimental Variogram Au_opt (BX*) 0 5 0 1 0 0 1 5 0 2 0 0 2 5 0 3 0 0 3 5 0 4 0 0 Distance 0.0000 0.0001 0.0002 0.0003 0.0004 0.0005 0.0006 0.0007 0.0008 0.0009 0.0010 0.0011 0.0012 0.0013 0.0014 G a m m a 2411 N 0.0338 M 0.0014 V 0,0,90 0 5 0 1 0 0 1 5 0 2 0 0 2 5 0 3 0 0 3 5 0 4 0 0 0 5 0 1 0 0 1 5 0 2 0 0 2 5 0 3 0 0 3 5 0 4 0 0 Experimental Variogram Ag_opt (BX*) 0 5 0 1 0 0 1 5 0 2 0 0 2 5 0 3 0 0 3 5 0 4 0 0 Distance 0.000 0.005 0.010 0.015 0.020 0.025 0.030 0.035 0.040 G a m m a 2715 N 0.2094 M 0.0430 V 0,0,90 0 5 0 1 0 0 1 5 0 2 0 0 2 5 0 3 0 0 3 5 0 4 0 0 0 5 0 1 0 0 1 5 0 2 0 0 2 5 0 3 0 0 3 5 0 4 0 0

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 124 BEHRE DOLBEAR Source: Comstock, 2022 Figure 11.4. Experimental Variograms for FI+PQ Zones Experimental Variogram Au_opt (FI,PQ) 0 5 0 1 0 0 1 5 0 2 0 0 2 5 0 3 0 0 3 5 0 4 0 0 Distance 0.0000 0.0001 0.0002 0.0003 0.0004 0.0005 0.0006 0.0007 0.0008 0.0009 0.0010 0.0011 1674 N 0.0238 M 0.0010 V 0,0,90 0 5 0 1 0 0 1 5 0 2 0 0 2 5 0 3 0 0 3 5 0 4 0 0 0 5 0 1 0 0 1 5 0 2 0 0 2 5 0 3 0 0 3 5 0 4 0 0 G a m m a Experimental Variogram Ag_opt (FI,PQ) 0 5 0 1 0 0 1 5 0 2 0 0 2 5 0 3 0 0 3 5 0 4 0 0 Distance 0.000 0.002 0.004 0.006 0.008 0.010 0.012 0.014 0.016 0.018 0.020 0.022 0.024 0.026 0.028 G a m m a 2264 N 0.1632 M 0.0300 V 0,0,90 0 5 0 1 0 0 1 5 0 2 0 0 2 5 0 3 0 0 3 5 0 4 0 0 0 5 0 1 0 0 1 5 0 2 0 0 2 5 0 3 0 0 3 5 0 4 0 0

Dayton Consolidated Report
Effective Date: November 1, 2022

Separate variograms were modeled for gold and for silver. The variogram parameters were as follows (Table 11.4).

TABLE 11.4
DAYTON VARIOGRAM PARAMETERS

	Gold Variograms				Silver Variograms		
	Type	**Sill**	**Range (ft)**		**Type**	**Sill**	**Range (ft)**
BX*	Nugget	0.008		**BX***	Nugget	0.013	
	Spherical	0.003	20		Spherical	0.018	75
	Spherical	0.003	200		Spherical	0.010	200
	Total Sill	0.014			Total Sill	0.041	
	Type	**Sill**	**Range (ft)**		**Type**	**Sill**	**Range (ft)**
FI+PQ	Nugget	0.00060		**FI+PQ**	Nugget	0.009	
	Spherical	0.00031	25		Spherical	0.011	75
	Spherical	0.00016	200		Spherical	0.008	200
	Total Sill	0.00107			Total Sill	0.028	

Comstock's personnel note that the nugget value for the gold variogram is approximately 56% of the total sill, and the nugget value for the silver variogram is approximately 32% in each case. These are both reasonable for a precious metals deposit.

The three mineralized zones for veins did not have sufficient samples to estimate variograms, so Comstock elected to apply the BX variograms.

11.9 KRIGING DETAILS

Each of the eight mineralized zones was estimated separately, using the assay samples coded for that zone to estimate the blocks coded for that zone. The variogram parameters described in Section 11.8 were used.

A search ellipsoid was used with the major and semi-major axes oriented with the average strike and dip of the structural trends, and a minor axis in the mutually orthogonal direction. The search was modified by a series of sub-parallel, N75E trending, through-going faults were used as break lines, separating the model into separate domains. Samples in one domain could not "cross" the break lines to influence a block in another domain.

For modeling, the gold assays were capped at 0.348 ounce per ton, and the silver assays were capped at 1.82 ounces per ton. Block Kriging was used, with a 2 × 2 × 2 discretization, in order to estimate the average grade for the block, rather than a point value at the center of the block.

Each zone was estimated using a series of eight different estimation passes with successively increasing search radii (and decreasing confidence), using a search ellipsoid oriented with the average strike and dip of that zone, having major and semi-major axes set to a factor of the variogram range, and the minor axis set to one-quarter of the major axis length. The factors were set to 0.3, 0.6, 0.9, 1.2, 1.7, 2.3, 3.0, and 3.8 times the variogram range.

For example, at 1.0x the variogram range, the search ellipsoid had range 200 feet × 200 feet in the N30W direction and dipping 40º to the NW, with a range of 50 feet across the structure. The first estimation pass, with a factor of 0.3x, then had an ellipsoidal range of 60 feet × 60 feet × 15 feet. The search orientation approximates the average strike and dip orientation of the modeled mineralized zones for the breccias and the intrusives.

Project 18-061 (S-K 1300) 125 BEHRE DOLBEAR

Dayton Consolidated Report
Effective Date: November 1, 2022

For the three vein zones, the same procedure was used, with the BX variogram, but an ellipsoid orientation of N10E, dipping 50º NW for the z-ALH zone, N15W dipping 83º NE for the z-KC zone, and N10W dipping 85º NE for the z-VN zone. In each case, these directions approximate the orientation of the modeled vein zones.

For each estimation pass, the estimation required a minimum of 4 samples and a maximum of 12 samples. Samples from at least two drill holes were required, with a maximum of three samples from any drill hole. The practical effect of these limits was to make sure that each block was estimated as an interpolation between at least two drill holes, rather than an extrapolation from a single drill hole. The initial, short-range estimation passes help to preserve the short-range variability of the deposit, while also limiting the influence of any single drill hole. Expanding the search with each estimation pass introduces additional data only when needed to estimate a block.

Increasing the search radius also has the effect of decreasing the confidence with each estimation pass. The estimation pass, which estimated toe gold grade for each block, was stored and used to classify the block estimates as Measured, Indicated, and Inferred. The number of blocks and tonnage estimated for each estimation pass are shown in Table 11.5.

TABLE 11.5
BLOCKS ESTIMATED IN EACH PASS

Pass	Factor	Blocks	Tons	Average Samples	Category
1	0.30	39,498	3,021,960	7	Measured
2	0.60	73,303	5,564,582	8	Indicated
3	0.90	47,754	3,658,864	8	Indicated
4	1.20	32,221	2,484,491	7	Inferred
5	1.70	29,904	2,308,864	8	Inferred
6	2.30	25,588	1,979,377	8	Inferred
7	3.00	21,686	1,676,461	9	Inferred
8	3.80	9,417	728,592	9	Inferred

Blocks marked as fill (z-QA), which included mine dumps, pit backfill, and stope backfill, were modeled separately. Since the fill may have come from different locations, it is not spatially correlatable, so Kriging was not used. Instead, blocks within 50 feet of any fill assays were modeled as the simple average of up to 12 samples within the 50 feet radius. These blocks were included in the Indicated category. Blocks that did not have at least one fill assay within 50 feet were assigned the global average for fill assays, 0.022 for gold and 0.159 for silver.[13]

The author reviewed the Kriging techniques and parameters and concluded that the techniques used by Comstock should produce a reasonable estimate of the resource based on the available data.

11.10 BLOCK MODEL RESULTS

The grades estimated using the Kriging procedure described above were tabulated by mineralized zone. Table 11.6 displays the number of blocks estimated for each zone, and the statistics for the estimated gold and silver grades.

[13]Stope fill material was deposited during an era of underground mining, which required a much higher cut-off, so these grades are reasonable.

Project 18-061 (S-K 1300) 126 BEHRE DOLBEAR

Dayton Consolidated Report
Effective Date: November 1, 2022

TABLE 11.6
BLOCK STATISTICS BY MINERALIZED ZONE – GOLD AND SILVER ASSAY BLOCK STATISTICS BY MINERALIZED ZONE

	z-BXD Au (opt)	z-BXU Au (opt)	z-BXM Au (opt)		z-PQ Au (opt)	z-FI Au (opt)		z-ALH Au (opt)	z-KC Au (opt)	z-VN Au (opt)
Number	33,296	23,072	83,001		32,426	80,518		16,751	8,559	1,931
Mean	0.01142	0.04249	0.03342		0.01808	0.01300		0.01977	0.01783	0.01530
Std Dev	0.00651	0.02976	0.02726		0.01566	0.00997		0.00881	0.00379	0.02155
Variance	0.00004	0.00089	0.00074		0.00025	0.00010		0.00008	0.00001	0.00046
Maximum	0.069	0.231	0.276		0.175	0.174		0.083	0.036	0.149
Minimum	0.001	0.003	0.001		0.001	0.001		0.003	0.006	0.000
Range	0.068	0.228	0.275		0.174	0.173		0.080	0.030	0.149
Coef Var	56.9484	70.0470	81.5569		86.6034	76.6788		44.5409	21.2591	140.8337
Std Err	0.0000	0.0002	0.0001		0.0001	0.0000		0.0001	0.0000	0.0005
	z-BXD Ag (opt)	**z-BXU Ag (opt)**	**z-BXM Ag (opt)**		**z-PQ Ag (opt)**	**z-FI Ag (opt)**		**z-ALH Ag (opt)**	**z-KC Ag (opt)**	**z-VN Ag (opt)**
Number	33,296	23,072	83,001		32,426	80,518		16,751	8,559	1,931
Mean	0.13557	0.27758	0.19971		0.17206	0.16297		0.18378	0.03383	0.14428
Std Dev	0.09819	0.24532	0.19397		0.14516	0.12370		0.06114	0.00271	0.22175
Variance	0.00964	0.06018	0.03763		0.02107	0.01530		0.00374	0.00001	0.04917
Maximum	1.093	1.699	1.820		1.266	1.313		0.601	0.045	1.703
Minimum	0.012	0.013	0.012		0.015	0.009		0.036	0.021	0.003
Range	1.081	1.686	1.808		1.251	1.304		0.564	0.025	1.700
Coef Var	72.4279	88.3780	97.1262		84.3666	75.9007		33.2662	7.9994	153.6948
Std Err	0.0005	0.0016	0.0007		0.0008	0.0004		0.0005	0.0000	0.0050

Project 18-061 (S-K 1300) 127 **BEHRE DOLBEAR**

Dayton Consolidated Report
Effective Date: November 1, 2022

The global estimation results for the block model were reported by Comstock. A summary of the results is shown in Table 11.7, which shows the estimated tonnage and grade within the block model above selected gold cut-off values. This simple summary includes all estimated blocks in the model without consideration of metal prices, other economic factors, or confidence categories. It is simply a global mineral inventory tabulation, not a resource.

TABLE 11.7
GLOBAL MODELED RESULTS

Au Cut-off	All (tons)	Au (opt)	Ag (opt)
0.000	21,554,598	0.023	0.177
0.005	20,279,049	0.024	0.182
0.007	18,388,691	0.026	0.185
0.010	15,455,146	0.029	0.192
0.020	8,085,302	0.042	0.244
0.030	4,579,729	0.055	0.306
0.040	2,935,785	0.067	0.347
0.050	1,993,176	0.077	0.386
0.060	1,335,755	0.088	0.436
0.070	933,390	0.099	0.477
0.080	608,218	0.111	0.468
0.100	302,252	0.135	0.525

Blocks representing an additional 2.8 million tons were coded in mineralized zones, but did not receive estimated grades because there were not sufficient samples to meet the modeling requirements of at least four samples from at least two drill holes within the search ellipsoid.

11.11 BLOCK MODEL CHECKS

In the review of the cross sections and the construction of the mineralized envelopes for the model created by Comstock, the author performed independent calculations of the block model grades to verify the grade and tonnages reported by Comstock. Nearest Neighbor, Inverse Distance, and Kriging calculations were used to check block grade estimates developed by Comstock. It is believed that the Dayton Project model contains a reasonable estimate of the grades and potential gold and silver within the model.

Each block model section and level map was also reviewed for continuity and comparison to drill hole penetrations, and no obvious flaws were found. An example of a block model section is shown in Figure 11.5. The reader can refer to the cross sections and plan views previously presented in Section 6.5 for additional illustrations.

Project 18-061 (S-K 1300) 128 **BEHRE DOLBEAR**

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 129 BEHRE DOLBEAR Source: Comstock, 2022 Figure 11.5. Expanded Portion of Section 43300 N Figure 11.5 is an expanded portion of the east-west section 43,300 North that combines structural interpretations and mineral zone outlines with grades from the block model. Superimposing the two revealed that the mineral grades honor the structural interpretation. Another test of a modeling procedure is to compare the statistics of the modeled grades to the original assays. With the skewed, or lognormal distribution of grades typical of precious metals deposits, it is expected that as the volume represented by the samples increases, the variance decreases, and often the mean of those samples decreases as well. Table 11.8 presents the statistics for the samples coded as one of the non-fill mineralized zones, and the modeled 4400 4500 4600 4700 4800 4900 5000 5100 5200 5300 2326000E 2326000E 2326500E 2326500E 2327000E 2327000E F-N50E10 F-N50E14 F-N50E76 F-N75E11 F-NS27 F-NS27 F-NW01 F-NW02 F-NW12 F-NW15 F-NW33 .007 .012 .008 .008 .065 .056 .050 .012 .004 .004 .015 .013 .070 .065 .051 .009 .009 .004 .013 .015 .011 .011 .005 .071 .071 .080 .008 .010 .013 .015 .015 .013 .014 .012 .011 .011 .052 .071 .067 .009 .010 .009 .013 .013 .015 .014 .012 .011 .011 .068 .056 .057 .011 .004 .008 .015 .015 .013 .014 .021 .028 .031 .011 .012 .011 .072 .068 .057 .010 .011 .006 .012 .013 .013 .012 .011 .018 .030 .011 .011 .015 .058 .058 .074 .068 .008 .010 .004 .030 .013 .020 .040 .038 .018 .023 .017 .044 .038 .016 .016 .016 .037 .025 .028 .025 .023 .011 .011 .016 .058 .057 .060 .071 .008 .009 .010 .030 .011 .017 .027 .044 .021 .020 .020 .022 .023 .016 .016 .016 .032 .035 .026 .024 .026 .011 .011 .069 .094 .077 .061 .007 .033 .038 .036 .037 .039 .036 .025 .026 .039 .039 .035 .031 .026 .030 .027 .028 .031 .025 .021 .020 .016 .013 .016 .011 .079 .088 .073 .059 .008 .027 .029 .036 .025 .024 .029 .025 .051 .045 .015 .022 .030 .027 .027 .029 .027 .026 .027 .029 .028 .018 .016 .015 .014 .015 .010 .012 .011 .025 .032 .038 .021 .027 .053 .040 .048 .015 .033 .038 .015 .031 .021 .029 .024 .030 .028 .028 .021 .017 .013 .010 .014 .015 .017 .016 .012 .042 .023 .028 .018 .022 .023 .028 .047 .045 .015 .033 .039 .021 .021 .023 .021 .037 .033 .033 .028 .020 .016 .015 .014 .011 .011 .022 .028 .034 .018 .032 .062 .040 .034 .037 .038 .023 .021 .022 .024 .029 .033 .029 .027 .019 .015 .008 .014 .017 .014 .011 .018 .022 .037 .015 .016 .022 .030 .034 .045 .052 .020 .022 .023 .017 .025 .023 .024 .025 .029 .020 .013 .011 .017 .013 .061 .035 .037 .031 .029 .016 .034 .050 .049 .056 .058 .032 .019 .018 .022 .020 .019 .021 .021 .023 .010 .006 .010 .010 .004 .004 .004 .004 .004 .004 .004 .004 .004 .004 .004 .022 .014 .016 .056 .033 .035 .037 .030 .030 .032 .036 .043 .058 .031 .056 .021 .018 .016 .015 .014 .012 .014 .018 .018 .014 .010 .009 .003 .003 .003 .003 .003 .002 .003 .003 .003 .004 .004 .022 .015 .057 .032 .033 .030 .032 .030 .031 .044 .060 .055 .053 .051 .051 .020 .018 .011 .021 .019 .016 .015 .013 .014 .003 .002 .002 .003 .003 .003 .004 .022 .022 .022 .022 .022 .022 .010 .056 .023 .023 .027 .029 .029 .025 .042 .050 .044 .047 .054 .064 .018 .015 .015 .014 .024 .018 .014 .014 .018 .001 .002 .002 .002 .003 .004 .002 .002 .022 .022 .022 .022 .022 .023 .054 .062 .063 .024 .029 .028 .030 .032 .044 .044 .046 .046 .058 .051 .044 .047 .013 .015 .015 .028 .025 .014 .019 .009 .021 .049 .045 .041 .016 .028 .029 .029 .029 .043 .045 .044 .059 .077 .054 .035 .041 .011 .010 .011 .012 .035 .025 .015 .014 .026 .029 .027 .049 .052 .024 .028 .029 .035 .040 .047 .046 .064 .072 .061 .062 .062 .043 .051 .007 .013 .012 .028 .025 .015 .014 .012 .020 .023 .024 .049 .049 .025 .024 .023 .054 .039 .047 .068 .053 .062 .056 .052 .065 .061 .082 .006 .009 .015 .015 .028 .021 .012 .012 .023 .024 .050 .050 .025 .022 .022 .048 .051 .049 .052 .031 .053 .054 .040 .086 .084 .043 .017 .017 .018 .016 .018 .011 .010 .010 .023 .023 .050 .051 .018 .020 .018 .059 .059 .042 .050 .050 .032 .037 .034 .039 .119 .094 .020 .021 .018 .020 .024 .021 .009 .008 .024 .027 .053 .054 .017 .016 .016 .051 .040 .045 .048 .026 .027 .045 .074 .081 .120 .142 .023 .027 .026 .030 .017 .008 .008 .009 .017 .023 .054 .055 .015 .015 .014 .050 .057 .045 .042 .042 .024 .038 .050 .076 .089 .130 .024 .026 .031 .021 .021 .016 .012 .008 .022 .023 .052 .016 .016 .014 .013 .060 .048 .047 .047 .034 .031 .042 .052 .108 .139 .027 .020 .020 .020 .019 .015 .015 .006 .018 .019 .043 .016 .016 .016 .013 .051 .056 .055 .046 .048 .038 .030 .044 .064 .122 .018 .019 .018 .016 .016 .013 .014 .007 .018 .043 .045 .015 .015 .011 .011 .056 .052 .058 .048 .045 .040 .048 .056 .088 .111 .011 .015 .015 .012 .004 .007 .006 .006 .019 .045 .045 .015 .014 .013 .012 .042 .055 .059 .046 .053 .050 .039 .036 .046 .054 .012 .010 .007 .004 .004 .003 .005 .005 .016 .018 .044 .023 .014 .011 .009 .009 .046 .048 .044 .057 .053 .053 .043 .048 .052 .080 .004 .004 .004 .005 .003 .003 .006 .004 .013 .044 .024 .023 .008 .009 .009 .037 .038 .035 .045 .067 .073 .079 .059 .029 .023 .006 .004 .004 .005 .005 .005 .003 .042 .042 .008 .009 .009 .007 .009 .033 .025 .029 .056 .082 .074 .051 .040 .029 .022 .023 .004 .003 .005 .005 .003 .042 .032 .007 .008 .009 .009 .009 .028 .017 .024 .030 .037 .053 .071 .056 .039 .027 .020 .006 .005 .003 .005 .005 .011 .013 .043 .043 .009 .009 .009 .009 .009 .021 .028 .031 .035 .032 .061 .047 .040 .029 .022 .019 .005 .004 .004 .007 .006 .006 .006 .041 .042 .007 .007 .009 .009 .009 .035 .029 .034 .033 .029 .035 .051 .048 .030 .028 .022 .006 .006 .004 .004 .005 .006 .006 .065 .062 .007 .009 .010 .009 .009 .033 .031 .035 .027 .033 .038 .040 .039 .026 .018 .007 .006 .005 .004 .004 .007 .007 .047 .053 .008 .008 .009 .009 .010 .031 .033 .032 .030 .033 .026 .026 .040 .009 .011 .006 .007 .007 .006 .005 .007 .007 .052 .058 .008 .008 .010 .010 .010 .033 .032 .030 .030 .025 .026 .015 .012 .011 .022 .007 .008 .009 .006 .007 .007 .052 .063 .008 .008 .009 .010 .010 .039 .033 .030 .033 .030 .026 .025 .020 .012 .026 .009 .008 .008 .008 .008 .008 .056 .058 .009 .009 .009 .050 .042 .040 .033 .030 .028 .023 .021 .026 .034 .035 .009 .009 .009 .009 .008 .008 .008 .057 .059 .009 .010 .010 .035 .045 .046 .040 .034 .034 .028 .028 .019 .024 .031 .007 .008 .009 .009 .009 .008 .008 .066 .068 .011 .013 .043 .013 .051 .055 .040 .035 .031 .030 .025 .027 .028 .016 .007 .008 .010 .010 .012 .012 .067 .069 .012 .013 .035 .013 .041 .046 .058 .058 .044 .034 .037 .034 .030 .028 .014 .008 .008 .009 .012 .012 .077 .075 .012 .013 .013 .013 .012 .046 .066 .037 .034 .037 .038 .032 .038 .014 .012 .009 .010 .012 .012 .075 .077 .009 .012 .012 .012 .012 .031 .047 .050 .053 .041 .036 .038 .035 .009 .010 .010 .008 .013 .013 .089 .091 .010 .012 .013 .012 .013 .028 .033 .052 .051 .036 .038 .039 .026 .010 .011 .010 .017 .017 .086 .085 .009 .009 .009 .010 .010 .034 .022 .033 .044 .048 .037 .035 .038 .012 .010 .011 .017 .093 .091 .090 .009 .009 .009 .009 .009 .023 .024 .030 .044 .043 .035 .035 .010 .010 .010 .008 .017 .128 .110 .098 .008 .009 .009 .007 .008 .025 .035 .021 .032 .037 .040 .032 .010 .010 .010 .010 .018 .018 .147 .147 .147 .008 .007 .007 .007 .007 .022 .024 .031 .028 .034 .024 .010 .010 .009 .008 .018 .018 .129 .130 .130 .008 .008 .007 .007 .006 .014 .019 .016 .015 .021 .015 .011 .010 .010 .009 .014 .014 .129 .128 .128 .127 .007 .006 .006 .013 .016 .016 .016 .013 .023 .031 .011 .011 .010 .010 .016 .016 .127 .127 .126 .125 .009 .008 .006 .014 .014 .014 .015 .020 .017 .020 .006 .011 .011 .010 .016 .016 .125 .124 .123 .142 .007 .007 .006 .006 .018 .019 .026 .030 .029 .032 .032 .011 .011 .016 .016 .095 .122 .064 .120 .008 .008 .007 .007 .012 .011 .015 .018 .018 .013 .014 .006 .006 .014 .016 .016 .119 .065 .116 .009 .007 .006 .005 .011 .012 .013 .015 .017 .024 .007 .006 .022 .016 .016 .085 .116 .115 .007 .008 .008 .007 .013 .014 .014 .015 .026 .024 .007 .006 .016 .015 .113 .112 .111 .007 .009 .007 .007 .016 .006 .005 .030 .033 .007 .007 .029 .018 .076 .025 .109 .006 .006 .008 .008 .012 .006 .006 .016 .018 .007 .008 .023 .022 .069 .070 .076 .109 .007 .008 .107 .007 .006 .013 .013 .009 .019 .018 .068 .065 .059 .099 .006 .007 .106 .009 .007 .015 .015 .009 .018 .014 .013 .054 .102 .104 .106 .107 .008 .007 .023 .023 .026 .020 .020 .023 .063 .065 .106 .107 .006 .008 .032 .027 D 1 1 - 2 9 D 1 1 - 4 0 D 1 1 - 4 1 D 1 1 - 5 0 D 1 1 - 5 5 D 7 5 - 3 D 7 5 - 3 1 C D A - 1 6 5 D A - 1 6 6 D A - 2 6 6 D A - 2 9 1 D A - 2 9 3 D A - 4 0 1 D A - 4 0 3 H D A - 1 H D A - 3 2 H D A - 3 6 H D A - 4 1 H D A - 7 H D A - 9 H D A - 9 A D 1 1 - 4 0 D 1 1 - 4 1 D 1 1 - 5 0 D 1 1 - 5 5 D 7 5 - 3 D 7 5 - 3 1 D75 -3C D75 -5C D A - 1 6 5 D A - 1 6 6 D A - 2 6 6 D A - 2 9 1 D A - 2 9 3 D A - 4 0 1 D A - 4 0 3 H D A - 1 H D A - 3 2 H D A - 3 6 H D A - 4 1 H D A - 7 H D A - 9 H D A - 9 A 295.0 350.0 215.0 185.0 175.0 150.0 265.0 82.0 82.0 82.0 82.0 82.0 82.0 32.0 76.0 76.0 76.0 76.0 76.0 103.0 .007 .014 .001 .001 .001 .003 .002 .001 .002 .001 .003 .001 .002 .005 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .003 .001 .006 .005 .001 .002 .001 .001 .002 .008 .005 .002 .006 .001 .009 .009 .020 .004 .005 .020 .015 .006 .009 .008 .012 .055 .026 .019 .003 .001 .003 .012 .020 .014 .006 .012 .007 .004 .003 .002 .003 .004 .007 .006 .015 .005 .008 .003 .174 .048 .005 .002 .001 .005 .028 .022 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .006 .001 .001 .011 .001 .002 .001 .002 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .008 .001 .005 .001 .002 .002 .003 .007 .015 .003 .002 .003 .008 .013 .009 .027 .015 .016 .008 .003 .032 09 .028 .018 .041 .013 .002 .002 .001 .016 .001 .001 .001 .001 .005 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .004 .004 .005 .004 .014 .008 .002 .003 .005 .003 .002 .003 .004 .028 .015 .36 .057 .062 .120 .162 .051 .035 .046 .029 .041 .021 .036 .034 .017 .067 .013 .017 .059 .018 .013 .233 .022 .044 .008 .015 .001 .002 .001 .006 .001 .007 .004 .003 .005 .008 .003 .003 .002 .001 .002 .002 .005 .001 .001 .004 .004 .001 .001 .002 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .010 .001 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .005 .002 .002 .041 .025 .050 .007 .001 .016 .004 .002 .007 .014 .025 .017 .051 .023 .01 .053 .152 .052 .038 .024 .061 .084 .060 .066 .070 .037 .042 .037 .004 .012 .012 .009 .012 .009 .015 .026 .023 .015 .038 .015 .012 .029 .009 .006 .012 .032 .015 .009 .015 .003 .003 .003 .003 .003 .003 .001 .001 .001 .001 .001 .001 .001 .001 .003 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .001 .023 .003 .003 .003 .047 .003 .006 .131 .009 .003 .006 .006 .009 .029 .041 .047 .268 .023 .064 .035 .053 .047 .041 .018 .032 .018 .058 .055 .035 .006 .001 .047 .044 .001 .001 .006 .001 .001 .003 .026 .003 .001 .001 .001 .001 .001 .001 .003 .001 .001 .003 .001 .001 .001 .001 .012 .006 .009 .018 .053 .038 .018 .041 .041 .006 035 .222 .391 044 .146 .038 .018 .035 .064 .067 .026 .058 .006 .003 .008 .013 .005 .003 .001 .001 .001 .001 .003 .039 .091 .046 .025 .018 .022 .030 .043 .027 .019 .017 .038 .012 .021 .035 .028 .053 .014 .028 .014 .020 .064 .061 .020 .053 .053 .039 .025 .009 .003 .028 .026 .025 .069 .100 .032 .005 .010 .041 .028 .040 .092 .060 .001 .002 .001 .001 .005 .012 .036 .022 .004 .002 .012 .212 .062 .012 .004 .020 .040 .050 .035 .032 .010 .026 .022 .008 .022 .010 .034 .020 .036 .014 .016 .010 .010 .032 .016 .018 .044 .080 .029 .007 .024 .022 .006 07 .012 11 .037 3 .010 .012 .035 .048 .078 .048 43 00 N

Dayton Consolidated Report
Effective Date: November 1, 2022

10 foot × 10 foot × 10 foot blocks within the mineralized zone. Note that the standard deviation for the gold grades decreases from the original assay values to the blocks.

TABLE 11.8
COMPARISON OF CODED ASSAYS WITH MODELED BLOCK GRADES (EXCLUDING FILL MATERIAL)

	Assays		10 feet × 10 feet × 10 feet Blocks	
	Au (opt)	Ag (opt)	Au (opt)	Ag (opt)
Number	5,383	5,344	279,371	279,371
Mean	0.02776	0.22146	0.02273	0.17845
Std Dev	0.05676	0.30616	0.02238	0.16216
Variance	0.00322	0.09373	0.00050	0.02630
Maximum	1.196	6.680	0.279	1.739
Minimum	0.000	0.003	0.001	0.011
Range	1.196	6.677	0.278	1.728
Coef Var	204.4546	138.2491	98.4569	90.8727
Std Err	0.0008	0.0042	0.0000	0.0003

11.12 ECONOMIC PIT SHELL

The definition of a mineral resource requires that it has reasonable prospects for economic extraction. Comstock estimated mining and processing costs, as well as metallurgical recoveries to determine the economic potential for each block. The parameters were estimated based on the Company's experience in mining and processing the nearby Lucerne deposit from 2012 through 2016 (Table 11.9).

TABLE 11.9
ECONOMIC PARAMETERS

Processing and Refining	
Au Recovery	80.0%
Ag Recovery	50.0%
Refinery Fee	1.5%
Costs per Ton	
Mining	$2.50
Process	$5.50
G&A	$1.00
Reclamation	$0.50
Total ($/ton)	**$9.50**

The model was evaluated using 8 gold prices ranging from $500 per ounce to $2,000 per ounce. The silver price was adjusted proportionally with the gold price. An economic pit shell was constructed at each price using the floating cone algorithm in Techbase®. The algorithm was set to require only non-fill blocks with Measured or Indicated confidence levels for the apex of any cone. Marginal economics were not used, meaning that any block with some positive contribution but a negative net value was re-classified entirely as waste. Material with Inferred confidence level was then included in the value of the cone. A toe-to-crest slope angle of 50º was used. The author believes these economic and technical parameters are reasonable.

Project 18-061 (S-K 1300) 130 BEHRE DOLBEAR

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 131 BEHRE DOLBEAR Comstock chose the economic shell based on $1,800 per ounce of gold and $20.22 per ounce of silver as the shell for reporting resources. For these economics, the break-even cut-off grade is 0.007 ounces per ton of gold. The resulting economic pit shell contained 14.6 million tons of heap leach material (Table 11.10). TABLE 11.10 ECONOMIC SHELL RESULTS AT $1,800 PER OUNCE OF GOLD Net ($) Heap (tons) Au (opt) Ag (opt) Au (oz) Ag (oz) Waste (tons) Total (tons) Strip Ratio $389,676,889 14,624,791 0.026 0.185 387,362 2,699,082 17,981,837 32,606,628 1.23 This is an economic shell indicating potentially economic material but should not be mis-interpreted as an engineered pit design. The economic shell is entirely on private lands owned by Comstock (Figure 11.6).

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 132 BEHRE DOLBEAR Source: Comstock, 2022 Figure 11.6. Economic Pit Shell Using $1,800 per Ounce of Gold 2325500E 2325500E 2326000E 2326000E 2326500E 2326500E 2327000E 2327000E 2327500E 2327500E 147650N 147650N 147680N 147680N 1476850N 1476850N 147690N 147690N 1476950N 1476950N 1470N 1470N 14705N 14705N 1470N 1470N 0 5 5 4 0 5 5 4 00 6 4 006 4 0 0 64 0 0 6 4 0 5 6 4 0 5 6 4 05 6 4 05 6 4 0 5 6 4 0 0 7 4 0 0 7 4 0074 0 0 7 4 0 0 7 4 0 5 7 4 0 5 7 4 05 7 4 05 7 4 057 4 0 5 7 4 05 74 0 5 7 4 05 7 4 0 0 84 00 8 4 0 0 8 4 00 8 4 0 084 0 0 8 4 0 0 8 4 0 0 8 4 0 0 8 4 0 0 8 4 0 5 8 4 0 5 8 4 0 5 8 4 0 58 4 0 5 8 4 0 584 0 5 8 4 0 58 4 0 5 8 4 0 5 8 4 0 0 9 4 00 94 0 0 9 4 0 0 9 4 0 0 94 0 0 9 4 0 0 9 4 0 0 94 0 0 94 0094 0 0 9 4 0 0 9 4 0 0 94 0 0 9 4 0 0 9 4 0 5 9 4 0 5 9 4 059 4 05 9 4 0 5 9 4 0 5 9 4 0 5 9 4 0 5 94 0 59 4 0 5 94 0 5 94 0 5 9 4 05 94 0594 0 5 9 4 0 59 4 0594 0 594 0 5 9 4 0 5 9 4 0 59 4 05 94 0 59 4 0 594 0 005 0 0 0 5 0 0 0 5 0 0 0 5 0 0 0 5 0 0 0 5 00 0 5 00 0 5 00 0 5 0 00 5 0 0 0 5 00 0 5 0 0 0 5 0 0 0 5 0005 00 05 00 0 5 0 05 00 05 00 0 5 00 05 05 05 0 5 0 5 0 5 0 5 0 5 0 5 0 5 05 0 5 0 5 0 5 0 5 050 5 05 05 0 505 0 5 0 5 0 5 0 5 0 0 1 5 0 015 0 0 1 5 0 01 5 0 01 5 0 0 1 5 001 5 0 0 1 5 0 0 1 5 0 0 1 5 0015 0 0 1 5 0 01 5 0515 051 5 0 5 15 05 15 0 51 5 0 5 1 5 0 5 1 5 0 5 1 5 0 5 15 00 25 0 0 2 5 0 0 2 5 0 0 2 5 0 0 2 5 0 0 2 5 0 02 5 0 0 2 5 0 5 2 5 0 52 5 0 5 2 5 0 5 25 0 52 5 0 5 2 5 05 2 5 00 3 5 0 0 3 5 0 0 3 5 0 0 3 5 0 0 3 5 0 03 5 0 53 5 0 5 3 5 0 5 3 5 0535 0 5 3 5 $1800 Economic Shell

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 133 BEHRE DOLBEAR 11.13 RESOURCE CLASSIFICATION Per the United States Securities and Exchange Commission (SEC) definitions adopted in 2018, mineral resources are categorized as Measured, Indicated, and Inferred Mineral Resources. Inferred Mineral Resource Inferred mineral resource is that part of a mineral resource for which quantity and grade or quality are estimated on the basis of limited geological evidence and sampling. The level of geological uncertainty associated with an inferred mineral resource is too high to apply relevant technical and economic factors likely to influence the prospects of economic extraction in a manner useful for evaluation of economic viability. Indicated Mineral Resource Indicated mineral resource is that part of a mineral resource for which the quantity and grade or quality are estimated on the basis of adequate geological evidence and sampling. The level of geological certainty associated with an indicated mineral resource is sufficient to allow a qualified person to apply modifying factors in sufficient detail to support mine planning and evaluation of the economic viability of the deposit. Measured Mineral Resource Measured mineral resource is that part of a mineral resource for which the quantity and grade or quality are estimated on the basis of conclusive geological evidence and sampling. The level of geological certainty associated with an indicated mineral resource is sufficient to allow a qualified person to apply modifying factors, as defined in this section, in sufficient detail to support detailed mine planning and final evaluation of the economic viability of the deposit. In the Comstock block model, the confidence or resource category of the estimated grades was determined based on the distance and on the number of different drill holes used to estimated that grade. Each block was tagged with a code based on that information as to a potential resource category. The rules for tagging the blocks were: • Blocks within the identified mineralized zones and with samples from at least two drill holes within 30% of the variogram range for the gold assays were considered “Measured Mineral Resource.” • Blocks within the identified mineralized zones and with samples from at least two drill holes between 30% and 90% of the gold variogram range were considered “Indicated Mineral Resource.” Backfilled blocks estimated from fill assays within 50 feet are included in the Indicated category. • Blocks within the identified mineralized zones and with samples from the two closest drill holes farther than 90% of the gold variogram range were considered “Indicated Mineral Resource.” Backfilled blocks without fill assays within 50 feet are included in the Inferred category. The Mineral Resources estimated for the Dayton Project and contained within the $1,800 pit shell at various cut-offs, as reported by Techbase®, are shown in Table 11.11. These cut-offs are based on gold grade alone. Although the silver content provides some economic value, it is not included in the cut-off.

Dayton Consolidated Report
Effective Date: November 1, 2022

TABLE 11.11
CONSTRAINED RESOURCES AT VARIOUS CUT-OFFS AS OF NOVEMBER 1, 2022

Au Cut-off	All (tons)	Au (opt)	Ag (opt)	Measured			Indicated			Inferred		
				Tons	Au (opt)	Ag (opt)	Tons	Au (opt)	Ag (opt)	Tons	Au (opt)	Ag (opt)
0.000	15,993,768	0.025	0.177	2,985,293	0.028	0.237	8,969,122	0.025	0.178	4,039,353	0.023	0.129
0.005	15,074,244	0.026	0.181	2,818,501	0.029	0.245	8,315,097	0.026	0.184	3,940,645	0.023	0.130
0.007	14,005,225	0.027	0.185	2,651,895	0.030	0.252	7,616,308	0.028	0.190	3,737,022	0.024	0.129
0.010	12,003,101	0.031	0.197	2,389,661	0.033	0.263	6,423,401	0.032	0.204	3,190,039	0.027	0.133
0.020	6,953,618	0.042	0.245	1,582,035	0.042	0.314	3,739,587	0.044	0.253	1,631,996	0.038	0.159
0.030	4,080,514	0.055	0.300	986,098	0.053	0.360	2,376,836	0.055	0.297	717,580	0.056	0.229
0.040	2,583,741	0.066	0.335	606,811	0.064	0.394	1,515,613	0.067	0.332	461,317	0.067	0.265
0.050	1,743,280	0.077	0.374	401,333	0.074	0.430	1,016,362	0.078	0.376	325,585	0.077	0.296
0.060	1,147,081	0.088	0.417	261,779	0.084	0.465	667,815	0.090	0.426	217,486	0.088	0.333
0.070	764,086	0.100	0.453	165,375	0.095	0.499	437,728	0.103	0.471	160,983	0.096	0.359
0.080	536,578	0.111	0.459	107,447	0.107	0.494	308,092	0.115	0.480	121,039	0.103	0.377
0.100	258,406	0.136	0.519	47,945	0.129	0.522	165,581	0.139	0.559	44,880	0.130	0.371

Project 18-061 (S-K 1300) 134 BEHRE DOLBEAR

Dayton Consolidated Report
Effective Date: November 1, 2022

The highlighted gold cut-off of 0.007 ounce per ton, the break-even cut-off grade, was selected by Comstock for reporting resources.

Based on a gold cut-off of 0.007 ounce per ton, the estimated in-situ, Measured and Indicated Mineral Resources for the Dayton Consolidated Project are approximately 10,270,000 tons, with an average gold grade of 0.029 ounce per ton, and an average silver grade of 0.206 ounce per ton. There is an additional in-situ, Inferred Mineral Resource of 3,740,000 tons with an average gold grade of 0.024 ounce per ton and an average silver grade of 0.129 ounce per ton (Table 11.12).

TABLE 11.12
DAYTON ESTIMATED IN-SITU MINERAL RESOURCES AS OF NOVEMBER 1, 2022[1]
(0.007 OPT AU CUT-OFF)

	Tons	Au (opt)	Ag (opt)	Contained[2]	
				Au (oz)	Ag (oz)
Measured	2,650,000	0.030	0.252	80,000	670,000
Indicated	7,620,000	0.028	0.190	213,000	1,450,000
Measured and Indicated	10,270,000	0.029	0.206	293,000	2,120,000
Inferred	3,740,000	0.024	0.129	90,000	480,000

[1]Values were rounded from Table 11.11, as per S-K 1300 guidelines.
[2]Slight differences may occur due to rounding.

The author believes the resource model estimates and classifications are appropriate and conform to S-K 1300 guidelines.

Project 18-061 (S-K 1300) 135 BEHRE DOLBEAR

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 136 BEHRE DOLBEAR 12.0 MINERAL RESERVE ESTIMATES The Dayton Project is an exploration project. Mineral Reserves will be estimated in the forthcoming prefeasibility and feasibility studies.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 137 BEHRE DOLBEAR 13.0 MINING METHODS The Dayton Project is currently an exploration project and detailed mining plans are still being developed. However, it is expected that mining will be by open pit methods with the possibility of some underground development.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 138 BEHRE DOLBEAR 14.0 PROCESSING AND RECOVERY METHODS The Dayton Project is an exploration project and the processing and recovery methods will be developed in forthcoming studies. However, it is expected that processing will be by heap leach methods.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 139 BEHRE DOLBEAR 15.0 INFRASTRUCTURE All-weather access to the Dayton Project is via Nevada State Route 341 from Reno, Nevada to Virginia City, Nevada, a distance of roughly 30 miles. State Route 342, south from Virginia City, provides access to the site and continues to connect with U.S. Highway 50 and Carson City, Nevada, approximately 12 miles to the southwest. Reno hosts a major international airport. The nearest towns are Gold Hill and Virginia City, but both towns have many vacant buildings and limited resources. Both Reno, only 30 miles away, and Carson City, 12 miles away, have major resources of all types. Two electric transmission lines cross the property. The first, a 120 KV line, is about 1.82 miles from the intersection of State Route 341 and State Route 342. The second transmission line is a 60 KV line, located about 0.05 miles from the highway intersection. Comstock holds the Genesee water well and holds water rights on the patented claims and private lands. A natural gas line also crosses the property. Aside from state highways, electric transmission lines and water wells, there is no other modern infrastructure on the property.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 140 BEHRE DOLBEAR 16.0 MARKET STUDIES The metals to be produced at the Dayton Project are gold and silver. As precious metals are readily bought and sold, a market study will not be completed.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 141 BEHRE DOLBEAR 17.0 ENVIRONMENTAL STUDIES, PERMITTING, AND PLANS, NEGOTIATIONS, OR AGREEMENTS WITH LOCAL INDIVIDUALS OR GROUPS The Dayton Project currently is in compliance with will all local, state, and federal regulations. The Dayton Project will be required to complete the following permits for mining and operations: Existing Environmental Permitting includes an NDEP Reclamation Permit with associated $97,504 bond for disturbance up to 70 acres of which approximately 5 acres remain undisturbed. Table 17.1 outlines the applicable regulatory agency, permit document, permit requirements, and permit number. TABLE 17.1 ENVIRONMENTAL AGENCIES, PERMIT DOCUMENTS, PERMIT REQUIREMENTS AND PERMIT NUMBER Regulatory Agency Permit Document Permit Requirements Permit Number Nevada Division of Environmental Protection Reclamation Permit Permit ensures the surety amount for reclamation of the project 0315 Nevada Division of Environmental Protection Surface Area Disturbance Permit Nevada Division of Environmental Protection Storm Water General Permit Control and reduce pollution from water discharge associated with industrial activity from metal mining – a General Industry Permit NVR 300000 Table 17.2 outlines the additional permits to conduct exploration. Federal permits are situational and needed only for work on federal land. TABLE 17.2 ADDITIONAL PERMITS TO CONDUCT EXPLORATION Regulatory Agency Permit Document Permit Requirements State of Nevada Department of Business and Industry, Mine Safety and Training Section Exploration Commencement Document Define area and notify of resumption of exploration activities United States Department of the Interior – Bureau of Land Management Notice of Intent – Exploration Exploration activities on federal land requires exploration plan, disturbance accounting and Surety bonding

Dayton Consolidated Report
Effective Date: November 1, 2022

Table 17.3 outlines the permits needed to obtain for production.

TABLE 17.3 PERMITS NEEDED TO OBTAIN FOR PRODUCTION		
Regulatory Agency	**Permit Document**	**Requirements**
Nevada Division of Environmental Protection	Air Quality Permit – Mercury	Mercury Air Permit Required of gold mines in Nevada using Mercury Retort
Nevada Division of Environmental Protection	Air Quality Permit	Operating Permit to Construct, which covers surface disturbance activities and processing activities
Nevada Division of Environmental Protection	Water Pollution Control Permit	Permit ensuring that ground water quality will not be de-graded, and public safety and health will be protected
Nevada Division of Wildlife	Industrial Artificial Pond Permit	Permit allow operation of ponds and impoundments of solutions containing chemicals but causing no harm or danger to wildlife
State of Nevada Division of Minerals	Laws Regulating Permit NRS 513.380 and 513.094	Reporting of discovery of dangerous conditions, as a result of past mining practices
State of Nevada – Fire Marshall	Hazardous Material Permit	Storage of hazardous material and chemicals on site Material Safety Data Sheets (MSDSs) for materials used
State of Nevada – Division of Water Resources	Water Use Permit	Permission to use and appropriate water for the purpose of mining and processing
Lyon County – Building and Planning Department	Conditional Use Permit Mining	Permit to allow 24 hours, 365-day operation of mining, processing, drilling, and blasting, and exploration drilling for the project Must be in compliance with state, federal, and local codes
Lyon County Building and Planning Department	Special Use Permit Exploration	Permit to allow exploration drilling for the project Must be in compliance with state, federal, and local codes
Lyon County Code Enforcement Department	Evacuation Permit	Permit to excavate mining property and ensure that prehistoric or historic remains be preserved when discovered during excavation
Lyon County Sheriff's Department	County Business License	License to conduct business activities in Lyon County, Nevada
Lyon County – Fire Protection	Cyanide Tank Permit	Permit to allow storage of "special" Cyanide holding tank within Lyon County – double walled, contained
U.S. Federal Government MSHA – Mine Safety and Health	Health and Safety Regulations Employment and Production	Training and Compliance during operations. Tracking of employment and production reporting
U.S. Bureau of Land Management	Temporary Road Right-of-Way	Permit granting right-of-way over federal land for road use from State Route 342 to fee land property
U.S. Bureau of Land Management	Road Right-of-Way	Permit granting right-of-way over federal land for road use from State Route 342 to fee land property

17.1 SOCIAL RESPONSIBILITY/COMMUNITY RELATIONS

The Company has been operating in the Comstock District since 2004. The Company (and predecessor, Goldspring) conducted exploration, development, and mining in the adjacent Lucerne area from 2004 to 2015. Comstock conducted exploration activities in the Dayton project area from 2009 to the present.

Project 18-061 (S-K 1300) 142 BEHRE DOLBEAR

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 143 BEHRE DOLBEAR The Company’s mineral estate is in a unique situation, within both a National Historic District and a Superfund site. The Company strives to co-exist with the historical district, tourism, and nearby residential communities to minimize their impact. Relations with Storey and Lyon counties and the communities of Virginia City, Gold Hill, and Silver City have been generally positive, although from the beginning, there has been a small but vocal opposition. The Company is committed not only to compliance with all applicable regulations, but to Responsible Mining, going above and beyond requirements. Voluntary mercury testing in cooperation with NDEP and EPA to address community concerns: • The Company’s properties overlap with the Carson River Mercury Superfund Site, defined by mercury contamination from historic mining and processing. • Although not documented as a risk by the EPA, some community residents expressed concern that the Company’s exploration and mining activities could expose them to airborne mercury contamination. • In response, the Company developed a Sampling and Analysis Plan (SAP) under EPA and Nevada Department of Environmental Protection guidelines. • In 2012 and 2013, the Company collected 2,567 samples from 632 locations covering 158 acres, to ensure that those locations were safe for operations. Established and supported Comstock Foundation for History and Culture: • Long-range plans to address the preservation for historic structures. • Fully document or mitigate archeological or surface resources affected by any undertakings. • The Company’s contributions to the Foundation totaled $935,000. Won reclamation awards: • 2015 – “Excellence in Mine Reclamation” award from Nevada Division of Minerals, Nevada Department of Wildlife, Nevada Division of Environmental Protection, U.S. Bureau of Land Management, and U.S. Forest Service (for Keystone Mine Cut Reclamation, and the Upper Yellow Jacket Hoist Works Historic Rehabilitation.) • 2017 – “Excellence in Mine Reclamation” award from Nevada Division of Minerals, Nevada Department of Wildlife, Nevada Division of Environmental Protection, U.S. Bureau of Land Management, and U.S. Forest Service (for Rebuilding of State Route 342 and Reclamation of Historic Mine Features.) • 2018 – “Fix a Shaft Today” award from the U.S. Bureau of Land Management (for sealing the Silver Hill Shaft and realigning SR 342). CRA litigation: • In 2014, the Lyon County Commissioners granted a master plan amendment and zoning change for portions of the Dayton Consolidated project area. Comstock Residents Association (CRA) filed suit against the Company and the Lyon County Commissioners seeking to reverse the changes. The Company has prevailed at the District Court and at the Nevada Supreme Court and was awarded legal fees in August 2021, which the CRA has again appealed.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 144 BEHRE DOLBEAR 18.0 CAPITAL AND OPERATING COSTS The Dayton Project is an exploration project and no detailed capital and operating costs have been developed at this stage.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 145 BEHRE DOLBEAR 19.0 ECONOMIC ANALYSIS The Dayton Project is an exploration project and no detailed economic analysis has been developed at this stage.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 146 BEHRE DOLBEAR 20.0 ADJACENT PROPERTIES The Dayton Consolidated Project is located in the southern portion of the historic Comstock District, which hosted numerous mines with estimated production of approximately 8.3 million ounces of gold and 192 million ounces of silver between 1859 and 1965 (Bonham, 1969). There are many patented and unpatented mining claims in the area. The most significant adjacent property is the Lucerne Mine, just to the north, in Storey County. The Lucerne Mine was operated by the Company from 2004 to 2006 and from 2012 to 2015. It is currently controlled by Tonogold Resources Inc. through an option agreement with Comstock Inc. The Lucerne resource is the subject of a technical report authored by Mine Development Associates, a division of Respec, for Tonogold Resources Inc, published March 16, 2022. Geo-Nevada Inc operates a small-scale mining operation in Spring Valley, on property surrounded by Comstock’s Spring Valley mining claims. Production data is not available for this operation.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 147 BEHRE DOLBEAR 21.0 OTHER RELEVANT DATA AND INFORMATION The geologic interpretations and Mineral Resource estimate at the Dayton Consolidated Project contained within this Technical Report Summary are a realistic representation of the currently available data. Behre Dolbear is not aware of any additional relevant data and information, which would supplement, enhance, or modify the findings presented in this report.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 148 BEHRE DOLBEAR 22.0 INTERPRETATION AND CONCLUSIONS 22.1 GEOLOGY The QP believes the Dayton Project represents a well-explored, epithermal, precious metal deposit within an historic world-class mining district. The deposit is hosted in structurally prepared rocks within the southerly striking east dipping Silver City fault zone extension. Grades and extent of mineralization are enhanced where this fault zone is intersected by north-south, northwest, and northeast striking faults and in particular where N50°E faults intersect N75°E faults. The geology of the project area, particularly in the Dayton resource area, is well described and understood through vigorous surface and underground mapping and drill hole logging. The Dayton resource is bounded by two northwest striking faults (NW-01 and NW-02) and is hosted by various breccia units formed by cryptodome and autoclastic intrusion. The Dayton mineralized zone is about 2,800 feet long and open ended to the south and terminated by the Haywood fault to the north. Mineralized widths are 300 feet on the south and north ends and 800 feet wide in the center of the boudin-type graben structure, which controls mineralization. Mineralization continues down- dip easterly from NW-02 to NW-01 for as much as 800 feet at the widest point. Based upon drilling, continuity of the mineralized zone appears to be good. Other deeper mineralized intersections are noted, but there is insufficient drilling to confirm continuity with the principal mineralized zone. The sub-units of the Dayton cryptodome are not present east of the NW-01 fault strongly suggesting that the hydrothermal mineralization is focused within the boudin-graben feature hosting the Dayton deposit. West of NW-02, the basal units of the cryptodome are locally preserved and mineralized. The thickness of mineralization averages approximately 40 feet and the host units are slightly folded along an arm of an anti-form. The extent of the cryptodome units west of NW-02 has not been fully delineated at the time of this report. Additional in-fill and down dip drilling is required in portions of the project area and much additional exploration drilling is needed in the southern portion of the project area. Intersections between N50°E and N75°E faults should be further drill explored for the potential of higher-grade mineralization. Exploration opportunities to expand the known mineralization down-dip and along trend and in promising areas in Spring Valley and the Oest exploration area is very good. The Oest target collectively includes the Santiago, Oest, Comet, and Billie the Kid northerly structural trend. This trend extends from the southeastern end of the Lucerne pit (the Billie the Kid fault), through the Comet mines, down to the Oest, and trend is terminated at the intersection with the sinistral Haywood fault, covering a length of approximately 4,900 feet and 400 feet wide. The Amazon mine is at the southern termination of this un-named structural zone and the sinistral Amazon fault. Comstock postulates that the un-named northerly structural zone is the southern extension of the Billie the Kid-Comet-Oest mineralized zone and has been offset left laterally 900 feet easterly along the Haywood fault. Comstock has designated this area as the Amazon Extension of the Oest target area. The Amazon Extension is likely the southern extension of the Billie the Kid-Comet-Oest mineralized zone. This opens up a potential exploration mineral trend that parallels the Dayton trend. The QP opines that potentially higher-grade mineralization may exist in previously un-drilled areas in the Dayton resource where northeast striking faults intersect. At Spring Valley, high-grade or bonanza-style mineralization may be present as much of the area is covered by post-mineral gravel and historic mining is minimal. 22.2 DRILLING, SAMPLING, AND ASSAYING Drilling and drill sampling followed accepted industry standard methods. Assaying sample preparation and analytical procedures were undertaken by certified laboratories. QA/QC results are good as standards and blanks were inserted into the sample stream at reasonable intervals and assay results detected no sample bias. Duplicate and check assays also detected no sampling or assay bias or contamination.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 149 BEHRE DOLBEAR 23.0 RECOMMENDATIONS 23.1 GEOLOGY AND SAMPLING • Additional in-fill, down-dip, and step-out drilling is recommended at the Dayton resource area. • Some emphasis should be placed on deeper drilling to test the intersection of N50°E structures and the postulated steeply dipping epithermal feeder zones on the east side (down-dip) of the Dayton resource. Similarly, some focus should be placed testing the projection of the high- grade N50°E mineralization in hole D11-21 and the south side of the Haywood fault. • Intersections between N°50E and N°75E should be drill tested for the potential of higher- grade mineralization. • A series of northwest-southeast directed holes should be drilled to intersect the highly mineralized N50°E faults to determine the true widths and extent of the mineralization. • Continued drilling at the Spring Valley exploration area is recommended as preliminary drilling has intersected significant mineralization and as the area is generally covered by a thin veneer of post- mineral but gold-bearing alluvium, there has been a lack of historic mining thus preserving potential high-grade or bonanza-style mineralization. • The QP strongly recommends that prior to drilling the Oest target area (including the Amazon Extension), detailed structural and lithologic mapping corresponding to and tying into similar intrusive events (diabase, diorite, and quartz porphyry) and comparing volcanic host rocks identified in the Dayton resource area be undertaken. Where possible, a thorough review of the historic Oest target area drilling should also. • Metallic (coarse gold preparation) assaying procedures on future drilling may be considered. • A program of hydrologic drill holes must be part of the next round of drilling. • Specific gravity tests and geotechnical studies need to be undertaken during the next round of core drilling. • Preliminary field investigations should be initiated on Comstock lands where domal, arcuate, and linear features intersect. Some initial drilling is recommended, if field investigation results warrant. • The QP recommends that additional QA/QC standards that are less than 0.416 parts per million of gold/t (OxD73), the present lowest-grade certified gold standard, be added to the group of standards used at the project. • Comstock should use additional silver standards. • Concerning silver values, all future assay results reported at the procedure’s upper detection limit should be re-assayed to determine the true assay value. Furthermore, the QP recommends that the over-limit results on Standard CDN-MNE-6 be re-assayed to determine a true assay value.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 150 BEHRE DOLBEAR • Additional cyanide soluble silver determinations should be undertaken as part of the metallurgical testing program. 23.2 RECOMMENDED EXPLORATION BUDGET The QP recommends that exploration proceed in a phased manner, based upon drill results. Phase 1 exploration should focus upon the Dayton resource area, Spring Valley exploration areas, and hydrology. The QP further recommends that Phase 1 drilling should include: • 49 RC holes at Dayton to confirm the geologic model and gain confidence in the mineral resource. Some of these drill holes would test intersections of N50°E structures and postulated steeply dipping epithermal feeder zones. • 6 RC holes to drill test intersections of N50°E and N75°E structures and also where the high-grade N50°E mineralization in hole D11-21 is projected to intersect the Haywood fault. • 9 RC holes at the Spring Valley exploration area. • 6 RC hydrology drill holes. The estimated cost of this recommended Phase 1 program is approximately $2,858,000, based upon: 49 RC holes at Dayton, totaling 20,950 feet at a total cost of $85.08/foot .................................... $1,782,426 6 RC holes testing structural intersections, totaling 3,000 feet at a total cost of $85.08/foot .......... $255,240 9 RC holes at Spring Valley, totaling 4,500 feet at a total cost of $85.08/foot ................................ $382,860 6 RC hydrology drill holes, including piezometers .................................................................... ____$65,000 Subtotal ........................................................................................................................................ $2,485,526 Contingency (15%) ..................................................................................................................... ___$372,829 Total .............................................................................................................................................. $2,858,355 Exploration costs are based upon the following summarized in Table 23.1.

Dayton Consolidated Report
Effective Date: November 1, 2022

TABLE 23.1
DRILLING COST ESTIMATES
(AS OF APRIL 2022)

	Cost per Foot	Total
Drill Rig		
$420/hour and Penetrating Rate of 20 feet/hour (includes mobilize and de-mobilize at $13,000)	$21.00	
Fuel at $5.00/gallon	$5.00	
Hole Plugging at $385/hour	$0.75	
+ Bentonite at $210/hole + Type 2 Cement at $30/hole		
Wipers at $57 each	$1.50	
Sump Pump	$0.50	
Downhole Survey + Rig Time at $250/hour	$2.25	
3 Man Crew per diem at $130/man/day	$1.95	
Tri-cone Bits at $1,600/bit	$0.50	
Water Truck at twice/day at $250/hour, including fuel	$5.00	
D-8 Dozer		
$240/hour with 10 hours/day to build 3 sites and 1,200 feet of road, includes mobilize and de-mobilize, permits, NHP escort, and fuel	$4.00	
430-E 4×4 Backhoe		
$135/hour, 10 hours/day for 2 sites and 1,000 feet, includes mobilize-de-mobilize at $150/hour + permits and fuel	$1.35	
Maintenance		
Rig and Wear on Tools	$3.00	
20 DH/10K		
Mobilize and De-mobilize	$1.85	
Hole Plugging		
$385/hour for 1 hour/hole, includes set-up, tear down and plugs	$2.00	
Light Plant	$0.25	
Flat Bed Boom Truck ($110/hour)	$5.50	
Skid/Steer ($110/hour)	$2.75	
Booster ($100/hour)	$1.00	
Subtotal	**$60.15**	**$60.15**
Assaying/Preparation	$10.20	
Standards and Duplicates	$0.50	
Port-a-Pots	$0.65	
Senior Geologists	$6.05	
Logging Geologists	$5.20	
Sample Bags	$0.58	
Transport Bags	$0.25	
Drill Hole Survey In-house	N/A	
Laborers at 24/hour	$1.20	
Samples Lab Pickup	$0.30	
Subtotal	**$24.93**	**$24.93**
Total		**$85.08**

Project 18-061 (S-K 1300) 151 **BEHRE DOLBEAR**

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 152 BEHRE DOLBEAR 24.0 REFERENCES American Assay Laboratories, 2010, Procedures Document. Anderson, D., June 20, 2009, Mineral Reserves Declaration Report for the Comstock Mine Project, Storey and Lyon Counties, Nevada, 142 pages. Ansari, M. B., 1989, Mines and Mills of the Comstock Region, Western Nevada. Arnold, J.R., Comments on SEC File No. S7-29-07, Concept Release on Possible Revisions to the Disclosure Requirements (relating to the “Definition of Mineral Reserves”), 4 pages. Ashley, R.P., Silberman, M.L., and O’Neil, J.R., 1979, Age of the Davidson Granodiorite and Mineralization in the Comstock Lode Mining District of Western Nevada: U.S. Geological Survey Professional Paper 1150, pp. 79-80. Barton, M. D., Kieft, C., Burke, E. A. J., and Oen, I. S. 1978. Uytenbogaardtite, a new silver-gold sulfide. Canadian Mineralogist 16:651-657. Bastin, E.S., 1923, Bonanza Ores of the Comstock Lode, Virginia City, Nevada: U.S. Geological Survey Bulletin 735, pp. 41-63. Becker, G.F., 1882, Geology of the Comstock Lode and the Washoe district: U.S. Geological Survey Monograph 3, 422 pages. Behre Dolbear, 2011, Technical Report on the Comstock Mine Project, Virginia City, Nevada, USA. Behre Dolbear, July 2011, Site Visit to Inspect Reverse Circulation Drilling and Sampling Techniques. Behre Dolbear, January 2013, NI 43-101 Technical Report on the Comstock Mine Project (Updated Resources), Virginia City, Nevada. Berger, B.R., Tingley, J.V., and Drew, L.J., 2003, Structural Localization and Origin of Compartmentalized Fluid Flow, Comstock Lode, Virginia City, Nevada: Economic Geology, v. 98, pp. 387-408. Bingler, E.C., 1979, Abandonment of the Name Hartford Hill Rhyolite Tuff and Adoption of New Formation Names for Middle Tertiary Ash-flow Tuffs in the Carson City-Silver City Area, Nevada: U.S. Geological Survey Bulletin 1457-D, pp. D1-D19, 1:30,000. Bonham, H.F. and Papke, K.G., 1969, Geology and Mineral Deposits of Washoe and Storey Counties, Nevada: Nevada Bureau of Mines, Bulletin 70, 140 pages. Burchfiel, B.C. and Stewart, J. H., “Pull-Apart Origin of the Central Segment of Death Valley, California “, Geological Society of America Bulletin, Vol. 77, No.4, 1966. Bureau of Land Management Declination Models, WMM-2020, NCEI Geomagnetic Calculators. Calkins, F.C., 1944, Outline of the Geology of the Comstock Lode District, Nevada, U.S. Geological Survey Open File Report, OFR-45-29, 35 pages. Calkins, F.C. and Thayer, T.P., 1945, Geologic Map of the Comstock Lode District, Nevada: U.S. Geological Survey, 1:24,000. Calkins, F.C. and Thayer, T.P., 1945, Preliminary Geologic Map of the Comstock Lode, District, Nevada, U.S. Geological Survey. Cameron, R., September 18, 2009, Review of the Reserves Calculations at GoldSpring Inc.’s Comstock Mine Project, Gold Hill, Nevada, 72 pages. Cameron, R., January 2010, personal communications. Cameron, R., September 2020, SEC Disclosure by Registrants Engaged in Mining Operations. Cameron, R., September 2020, SEC Technical Report Summary. Carrington, R.G., 2004, Idealized North Looking Section Through Comstock Lode, Storey County, Nevada: Carrington Consultants’ Report for GoldSpring, Inc. Castor, S.B., Garside, L.J., Christopher, D., Hudson, D.M., and McIntosh, W.C., 2005, Epithermal Mineralization and Intermediate Volcanism in the Virginia City Area, Nevada, in Rhoden, H.N., Steininger, R.C., and Virke, P.G., eds., Geological Society of Nevada Symposium 2005: Window to the World, Reno, Nevada, May 2005, pp. 125-134. Church, J.A., 1879, The Comstock Lode, Its Formation and History, Trans. Am. Inst. Min. Eng., New York, 226 pages.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 153 BEHRE DOLBEAR CIM Definition Standards for Mineral Resources and Mineral Reserves, Prepared by the CIM Standing Committee on Reserve Definitions, Adopted by CIM Council on December 11, 2005, 10 pages. Coats, R.R., 1936, Aguilarite from the Comstock Lode, Virginia City, Nevada: American Mineralogist v. 21, pp. 532- 534. Couch B.F. and Carpenter J.A., Nevada’s Metal and Mineral Production (1859-1940, Inclusive), University of Nevada Bulletin, Vol. XXXVII, No. 4, November 1, 1943. Criss, R.E., Singleton, M.J., and Champion, D.E., 2000, Three-dimensional Oxygen Isotope Imaging of Convective Fluid Flow Around the “Big Bonanza,” Comstock Lode Mining District, Nevada: Economic Geology, v. 95, pp. 131-142. Edmondo, G., 1991, Relationship Between Intrusive Activity and Ore Deposition, Comstock Lode District, Nevada: [M.S. Thesis], University of Alaska-Fairbanks, 194 pages. Geotech, 2020, Airborne Versatile Time-domain Electromagnetic Survey Report for Comstock Mining. Gianella, V.P., 1936, Geology of the Silver City District and the Southern Portion of the Comstock Lode, Nevada: Nevada Bureau of Mines and Geology Bulletin 30, No. 9, 108 pages, 1:27,000. Hedenquist, J.W., Arribas, R., and Gonzalez-Urien, E., 2000, Exploration for Epithermal Gold Deposits, in Hagemann, S.G., and Brown, P.E. eds., Gold in 2000; Reviews in Economic Geology, v. 13, pp. 245-277. Hudson, D.M., 2003, Epithermal Alteration and Mineralization in the Comstock District, Nevada: Economic Geology, v. 98, pp. 367-385. Hudson, D.M., 2005, Brief Summary of the Geology of the Comstock District, Nevada, Geological Society of Nevada GSN Symposium 2005 Field Trip Guidebook #10. Hudson, D.M., Castor, S.B., Garside, J., and Henry, C.D., 2009, Geologic Map of the Virginia City Quadrangle, Nevada, Nevada Bureau of Mines and Geology Map, 1:24,000. Legal Information Institute (LII), Heydenfeldt vs. Daney Gold and Silver Mining Company, Supreme Court, 1876. Lexa, J, Seghedi, I, Nemeth, K, Szakacs, A., Konecny, V., Pecskay, Z., Fulop, A., and Kovacs, M., 2010, Neogene- Quaternary Volcanic form in the Carpathian-Pannonian Region: A Review, Central European Journal of Geosciences. Martin, L.G. and Norred, M.N., personal communications, 2021 and 2022. Martin, L.G., Golden, J.V., Ruiz Parraga, J., Norred, M.N., Mitchell, W.T., and Briscoe, S.W., 2010, Re-Thinking the Comstock: Volcanic Domes and Arcuate Structures, Geological Society of Nevada Symposium. Martin, L.G., personal communications, 2022. McCormick, T.F., Proposed Exploration on the Upper Levels of Con-Virginia, Company Report by Supt. Thos. F. McCormick, Con-Virginia Mining Company, 1913. Mines and Mills of Silver City, Nevada, Nevada Bureau of Mines, Vol. 26, No. 5. Mine Development Associates, 2022, Technical Report Summary of the Comstock Project, Storey County, Nevada, USA. National Instrument 43-101 Standards of Disclosure for Mineral Projects, 32 pages. National Centers for Environmental Information, 2022, Magnetic Declination Estimated Value. Nevada Bureau of Mines, Vol. 37, No 4. Rea Gold Corp., October 27, 1983, Phase I Completion Report Brunswick Property, Comstock Mining District, Storey County, Nevada: Charlton International, 61 pages. Rose, R.L., 1969, Geology of Parts of the Wadsworth and Churchill Butte Quadrangles, Nevada: Nevada Bureau of Mines, Bulletin 71, 1:48,000. SEC Guide 7, Description of Property by Issuers Engaged or to Be Engaged in Significant Mining Operations, pp. 34- 37. Singleton, M.J., 2002, Hydrothermal Processes at the Comstock Lode Mining District, Virginia City, Nevada: [Ph.D Dissertation], Washington University, Saint Louis, Missouri, 284 pages. Singleton, M.J., and Criss, R.E., 2002, Effects of Normal Faulting on Fluid Flow in an Ore-Producing Hydrothermal System, Comstock, Nevada: Journal of Volcanology and Geothermal Research, v. 115, pp. 437-450. Smith, A.M. The Mines and Mills of Silver City, Nevada, University of Nevada Bulletin, Vol. XXVI, No. 5, October 1, 1932.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 154 BEHRE DOLBEAR State of Nevada Well Driller’s Reports and Well Log Details, September and October 2015. Stoddard, C., and Carpenter, J.A., 1950, Mineral Resources of Storey and Lyon Counties, Nevada, Geology and Mining Series No. 49. Szepsi, J., Lukacs, R., Soos, I., Benko, Z, Pecskay, Z., Esik., Z., Kozak, M., Di Capua, A., Groppelli, G., Norini, G., Sulpizio, R., and S. Harangi., 2019, Telkibanya Lava Domes: Lithofacies Architecture of a Miocene Rhyolite Filed (Tokaj Mountains, Carpathian-Pannonian Region, Hungary), Journal of Volcanology and Geothermal Research. Taranik, J.V., Hutsinpillar, A., Borengasser, M., Detection and Mapping of Volcanic Rock Assemblages and Associated Hydrothermal Alteration with Thermal Infrared Multiband Scanner (TIMS) Data, Comstock Lode Mining District, Virginia City Nevada, Department of Geological Sciences, Mackay School of Mines, University of Nevada-Reno, June 1985. Terrill, A.C., 1914, Ores of the Comstock Lode, Unpublished M.S. Thesis, New York, Columbia University, 51 pages. The SME Guide for Reporting Exploration Results, Mineral Resources, and Mineral Reserves (The 2007 SME Guide), September 29, 2007, The Society for Mining, Metallurgy and Exploration, Inc., 47 pages. Thompson, G.A., 1956, Geology of the Virginia City Quadrangle, Nevada: U.S. Geological Survey Bulletin 1042-C, 1:62,500. Thompson, G.A. and White, D.E., 1964, Regional Geology of the Steamboat Springs Area, Washoe County, Nevada: U.S. Geological Survey Professional Paper 485-A, 1:62,500. Vikre, P.G., McKee, E.H., and Silberman, M.L., 1988, Chronology of Miocene Hydrothermal and Igneous Events in the Western Virginia Range, Washoe, Storey, and Lyon Counties, Nevada: Economic Geology, v. 83, pp. 864- 874. Wright, J.L., 2011, Spring Valley Property Ground Magnetic Survey. COMPANY INTERNAL REPORTS Brady, J., 2012, Observations concerning the occurrence of Tertiary Rocks at Depth in E12-21. Burgoyne, A.A., 1995, Kossuth and Alhambra Property Letter. Carrington, R.G., Potential Mineral Resource Inventory of the Comstock Lode and Surrounding Mining District. Carrington, R.G., 1998, Structural Evolution of the Silver City – Woodville Lode Intersection and Implications for “Deep” Bonanza Exploration. Carrington, R.G., 1991, Summary Report, Reverse Circulation Drilling Program – Antunovich Property, Storey County, Nevada. Dayton Consolidated Mines Company, Company Report, December 26, 1942. Dayton Consolidated Mines Company, Company Reports, 1949 to 1950. Gower, Thompson & Associates, 1986, Report on the Underground Workings on and Adjacent to the Oest Mine Property, Devil’s Gate and Chinatown Mining Districts, Lyon County, Nevada. Houston Oil and Minerals Corporation, Memorandum – Drilling and Sampling Method at Dayton Project. Houston Oil and Minerals Corporation, 1979, Memorandum – Ore Reserve Calculations – Dayton Project. McClelland Laboratories, Inc., 2011, Heap Leach Phase Metallurgical Evaluation – Principally Bulk Ore Samples from the Comstock Mining Lucerne Project. Minerex Resources, 1985, “The Oest Mine Property” Press Release. Mitchell II, W.T., 2012, 2012 Drill Program Summary Report. REA Gold Corporation, 1993, South Comstock Joint Venture Summary Report. Rhoden, Dr. H. Neville, 1985, Appraisal Report on the Oest Property near Silver City, Devil’s Gate and Chinatown Mining Districts, Lyon County, Nevada. Russell, S.J., 1994, Drill Summary Holes D94-6 Thru D94-26, Kossuth Project: South Comstock. Russell, S.J., 1994, Keystone Drill Data. Russell, S.J., 1994, Kossuth Alhambra Report.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 155 BEHRE DOLBEAR Russell, S.J., 2003, Assay Summary 2003 Core Hole, Surface and Subsurface Samples, Justice Property, Comstock District, Nevada. Russell, S.J., 2007, Summary and Recommendations, Spring Valley Properties, Comstock District, Nevada. Russell, S.J., 2010, The Dayton Property. Russell, S.J., 2010, The Spring Valley Property. Schrader, E.J., 1942, Dayton Consolidated Mines Company Report. Thompson, T.T., 2011, Mineralogy of Metallurgical Samples DA-001 & LM-026-027. Turek, C.M., 1994, Economic Evaluation and Mineability of the Alhambra and Kossuth Veins, Lyon County, Nevada. Viljoen III, B.J., 2005, Report of the New York, Keystone, and the Lady Washington Group of Mines. Wright, J.L., 2011, Spring Valley Property Ground Magnetic Survey.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 156 BEHRE DOLBEAR 25.0 RELIANCE ON INFORMATION PROVIDED BY THE REGISTRANT The authors are not qualified to express a legal opinion with respect to the property titles and current ownership and possible encumbrance status, and therefore, have relied on the information provided by the Registrant and summarized in Section 3.0 and Appendix 1.0 of this report. The authors disclaim direct responsibility for such titles and status data. The raw data used for the geologic interpretation and Mineral Resource estimate was also supplied by the Registrant. While no independent sampling was conducted for this report, as discussed in Section 9.2, based upon the author’s personal review and verification of drilling, sampling, logging, assaying, surface geology, 3-D geologic modeling, and the electronic database, the authors have relied upon it accuracy and are of the opinion that all of the data is quite adequate for the principal use of resource estimation summarized in this technical report. The Registrant has also provided the information on environmental, permits and litigation summarized in Section 17.0. The authors reviewed and checked the information with the Company but have relied upon their representation of the permit and litigation status.

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 157 BEHRE DOLBEAR APPENDIX 1.0 LIST OF CLAIMS

Dayton Consolidated Report
Effective Date: November 1, 2022

TABLE A.1.1
COMSTOCK EXPLORATION AND DEVELOPMENT LLC
(UNPATENTED CLAIMS)

CLAIM_ID	CLAIM_NAME	TYPE	LOC_DT	ACRES	ROY OWN	NSR %
NMC108753	Peach	Lode	8/19/1925	14.11	IDA Consolidated	2.00%
NMC108755	Wedge	Lode	8/19/1925	5.33	IDA Consolidated	2.00%
NMC912286	Emma Nevada	Lode	9/1/2005	15.85		
NMC965382	Ghost 8	Lode	9/30/2007	2.32		
NMC965383	Ghost 9	Lode	9/30/2007	1.09		
NMC965384	Ghost 10	Lode	9/30/2007	9.71		
NMC965385	Ghost 11	Lode	9/30/2007	6.68		
NMC983395	Comstock Lode 142	Lode	12/21/2007	14.01		
NMC983397	Comstock Lode 144	Lode	12/21/2007	8.01		
NMC983399	Comstock Lode 146	Lode	12/21/2007	5.42		
NMC983401	Comstock Lode 148	Lode	12/21/2007	12.99		
NMC983403	Comstock Lode 150	Lode	12/21/2007	1.97		
NMC1006363	Crystal Granite	Lode	5/18/2009	12.42	Pedlar	1.00%
NMC1045231	Daney #1	Lode	3/8/2011	18.71		
NMC1045232	Daney #2	Lode	3/8/2011	20.67		
NMC1045233	Daney #3	Lode	3/8/2011	20.67		
NMC1045234	Daney #4	Lode	3/8/2011	20.67		
NMC1045235	Daney #5	Lode	3/8/2011	20.67		
NMC1045236	Daney #6	Lode	3/8/2011	20.67		
NMC1045237	Daney #7	Lode	3/8/2011	18.74		
NMC1046267	Brandy	Lode	4/5/2011	16.54	Genco	2.50%
NMC1046268	Great Republic	Lode	4/5/2011	2.97	Genco	2.50%
NMC1046269	Homer	Lode	4/5/2011	0.14	Genco	2.50%
NMC1046270	Lilly	Lode	4/5/2011	7.93	Genco	2.50%
NMC1046271	OP 6	Lode	4/5/2011	13.60	Genco	2.50%
NMC1046272	OP 7	Lode	4/5/2011	1.53	Genco	2.50%
NMC1062748	Plum Fraction 1	Lode	10/24/2011	6.56		
NMC1062749	Plum Fraction 2	Lode	10/24/2011	2.04		
NMC1062750	Plum Fraction 3	Lode	10/24/2011	1.49		
NMC1062757	Plum Fraction 12	Lode	12/9/2011	0.85		
NMC1062759	Plum Fraction 14	Lode	12/9/2011	1.20		
NMC1062760	Plum Fraction 15	Lode	12/9/2011	1.16		
NMC1062761	Plum Fraction 16	Lode	12/9/2011	9.68		
NMC1093505	Oest Frac 1	Lode	8/17/2013	0.15		
NMC1093506	Oest Frac 2	Lode	8/17/2013	0.28		
NMC1093507	Oest Frac 3	Lode	8/17/2013	0.02		
NMC1097411	Three Brothers	Lode	11/1/2013	18.61		
NMC1130391	Kapow	Lode	9/1/2016	8.26		
NMC1149268	CK #1	Lode	7/25/2017	20.66		
NMC1149269	CK #2	Lode	7/25/2017	20.66		
NMC1149270	CK #3	Lode	7/25/2017	20.66		
NMC1149271	CK #4	Lode	7/25/2017	20.66		
NMC1149272	CK #5	Lode	7/25/2017	19.45		
NMC1149273	CK #6	Lode	7/25/2017	20.45		
NMC1149274	CK #7	Lode	7/27/2017	16.36		

Project 18-061 (S-K 1300) 158 **BEHRE DOLBEAR**

Dayton Consolidated Report
Effective Date: November 1, 2022

TABLE A.1.1 COMSTOCK EXPLORATION AND DEVELOPMENT LLC (UNPATENTED CLAIMS)						
CLAIM_ID	**CLAIM_NAME**	**TYPE**	**LOC_DT**	**ACRES**	**ROY OWN**	**NSR %**
NMC1149275	CK #8	Lode	7/27/2017	14.06		
NMC1149276	CK #9	Lode	7/26/2017	20.57		
NMC1149277	CK #10	Lode	7/26/2017	3.36		
NMC1149278	CK #11	Lode	7/27/2017	4.87		
NMC1149279	CK #12	Lode	7/26/2017	20.66		
NMC1149280	CK #13	Lode	7/26/2017	12.09		
NMC1149281	CK #14	Lode	7/26/2017	20.66		
NMC1149282	CK #15	Lode	7/26/2017	18.88		
NMC1149283	CK #16	Lode	7/26/2017	13.48		
NMC1149284	CK #17	Lode	7/26/2017	20.66		
NMC1149285	CK #18	Lode	7/27/2017	11.71		
NMC1149286	CK #19	Lode	7/27/2017	11.03		
NMC1149288	CK #21	Lode	7/27/2017	17.45		
NMC1149289	CK #22	Lode	7/27/2017	6.69		
NMC1149290	CK #23	Lode	7/28/2017	20.66		
NMC1149291	CK #24	Lode	7/28/2017	20.66		
NMC1149292	CK #25	Lode	7/28/2017	17.26		
NMC1149293	CK #26	Lode	7/27/2017	20.66		
NMC1149294	CK #27	Lode	7/27/2017	14.65		
NMC1149295	CK #28	Lode	7/27/2017	16.42		
NMC1149296	CK #29	Lode	7/31/2017	20.66		
NMC1149297	CK #30	Lode	7/31/2017	15.32		
NMC99064	SD Placer	Placer	9/30/1967	42.85		
NMC99065	DS Placer	Placer	9/30/1967	80.64		
NMC99066	Trio Claims	Placer	9/30/1967	58.69		
NMC99067	Gold Star	Placer	7/18/1972	78.32		
NMC99068	Badger	Placer	8/13/1966	104.23		
NMC99072	EZ Placer	Placer	2/6/1970	57.82		
NMC99074	Mustang	Placer	9/6/1969	43.31		
NMC99075	Nugget Placer	Placer	9/1/1959	72.28		
NMC99076	Star Placer	Placer	11/12/1966	49.02		
NMC99078	Stans Placer	Placer	9/2/1969	40.51		
NMC99079	Stangs Placer	Placer	10/15/1969	37.89		
NMC677117	Harlesk #1	Placer	3/8/1993	4.42		
NMC677118	Harlesk #2	Placer	3/8/1993	19.74		
NMC677119	Harlesk #3	Placer	3/8/1993	17.84		
NMC677120	Harlesk #4	Placer	3/8/1993	4.48		
NMC677121	Harlesk #5	Placer	3/8/1993	20.07		
NMC677122	Harlesk #6	Placer	3/8/1993	17.67		
NMC677123	Harlesk #7	Placer	3/8/1993	20.32		
NMC677124	Harlesk #8	Placer	3/8/1993	17.38		
NMC677125	Harlesk #9	Placer	3/8/1993	18.83		
NMC677126	Harlesk #10	Placer	3/8/1993	19.89		
NMC872176	Harlesk 100	Placer	4/19/2004	6.20		
NMC872177	Harlesk 101	Placer	4/19/2004	21.63		

Project 18-061 (S-K 1300) 159 **BEHRE DOLBEAR**

Dayton Consolidated Report
Effective Date: November 1, 2022

TABLE A.1.1 COMSTOCK EXPLORATION AND DEVELOPMENT LLC (UNPATENTED CLAIMS)						
CLAIM_ID	**CLAIM_NAME**	**TYPE**	**LOC_DT**	**ACRES**	**ROY OWN**	**NSR %**
NMC872178	Harlesk 102	Placer	4/19/2004	17.37		
NMC872179	Harlesk 103	Placer	4/19/2004	19.68		
NMC1130386	Harley	Placer	9/1/2016	1.14		
NMC1130387	Honey 1	Placer	9/1/2016	18.50		
NMC1130388	Honey 2	Placer	9/1/2016	19.52		
NMC1130389	Honey 3	Placer	9/1/2016	19.65		
NMC1130390	Honey 4	Placer	9/1/2016	19.78		
NMC1130393	Ollie 2	Placer	9/1/2016	10.00		
NMC1130394	Ollie 3	Placer	9/1/2016	17.27		
NMC1130395	Ollie 4	Placer	9/1/2016	20.00		
NMC1130396	Ollie 5	Placer	9/1/2016	20.00		
NMC1130397	Ollie 6	Placer	9/1/2016	20.00		
NMC1130398	Stagecoach	Placer	9/1/2016	3.56		
NMC1130399	Thunder	Placer	9/1/2016	11.23		
NMC1130400	Flash	Placer	9/1/2016	10.81		
	Total Unpatented			**1,907.66**		

Project 18-061 (S-K 1300) 160 **BEHRE DOLBEAR**

Dayton Consolidated Report
Effective Date: November 1, 2022

TABLE A.1.2 COMSTOCK EXPLORATION AND DEVELOPMENT LLC (PATENTED CLAIMS)						
APN	**CLAIM_NAME**	**SURVEY**	**PAT_DATE**	**ACRES**	**ROY OWN**	**NSR %**
008-091-09	Alhambra	MS 56	18740206	19.26		0.00%
016-111-09	Amazon	MS 114	18760527	7.04		0.00%
016-111-02	Brodek Consolidated	MS 1703	18941001	0.36	Genco	2.50%
887	Carson	MS 80	18740430	20.66		0.00%
008-091-09	Cherokee	MS 75	18740302	3.12		0.00%
016-101-08	Comet	MS 123	18760821	13.39	Genco	2.50%
016-101-08	Comet N Ext (Lyon)	MS 150	18901227	10.70	Genco	2.50%
016-111-03	Comet S Ext	MS 149	18880411	11.04	Genco	2.50%
008-091-09	Dayton	MS 66	18731101	11.02		0.00%
016-121-02	Diez-Senores (Gennessee)	MS 41	18761018	18.33		0.00%
016-121-22	Dondero 22			20.01	Dondero	1.50%
016-121-23	Dondero 23			20.00	Dondero	1.50%
016-121-24	Dondero 24			19.92	Dondero	1.50%
016-121-25	Dondero 25			20.08	Dondero	1.50%
016-111-09	Glasgow	MS 113	18760615	18.04		0.00%
016-111-02	Golden Eagle	MS 157	18920114	8.95	Genco	2.50%
800-001-09	Green (Lyon)	MS 95	18750604	4.51	Obester/Precious	2.15%
008-091-09	Kossuth	MS 63	18750125	37.10		0.00%
016-101-08	Lanzac	MS 133	18771020	14.36	Genco	2.50%
016-121-01	Metropolitan	MS 74	18740630	9.99	IDA Consolidated	2.00%
119	Montezuma	MS 119	18770119	14.61		0.00%
016-111-02	Northern Belle	MS 158	18920316	8.90	Genco	2.50%
016-111-02	Northern Belle No. 2	MS 151	18920115	6.02	Genco	2.50%
016-151-22	Old Daney	MS 3863	19120304	20.67		0.00%
1749	Silver Central	MS 94	18760418	14.11		0.00%
800-001-13	St. Louis (Lyon)	MS 67	18741017	0.60	Obester/Precious	2.15%
016-101-06m	Vulcan (minerals)	MS 138	18900702	17.73		0.00%
016-111-10	Wonder Extension	MS 4855	19621226	20.91		0.00%
016-111-10	Wonder Lode	MS 4855	19621226	18.96		0.00%
016-111-06	Andrew	MS 3774	19120523	1.09	Decomm. Services	2.00%
016-111-06	Eva	MS 4498	19231210	18.93	Decomm. Services	2.00%
016-111-06	Golden Pick	MS 3774	19120523	21.54	Decomm. Services	2.00%
016-111-06	Harkin G. and S.M.Go.	MS 3774	19120523	19.47	Decomm. Services	2.00%
016-111-06	Haywood No.2	MS 3774	19120523	21.53	Decomm. Services	2.00%
016-111-06	Monroe Mine	MS 3774	19120523	21.16	Decomm. Services	2.00%
016-111-06	Monroe No.2	MS 3774	19120523	23.32	Decomm. Services	2.00%
016-111-06	Nevada	MS 3774	19120523	6.58	Decomm. Services	2.00%
016-111-06	San Jose	MS 3774	19120523	21.36	Decomm. Services	2.00%
016-111-06	Santiago	MS 147	19120408	14.11	Decomm. Services	2.00%
016-111-06	Santiago No.2	MS 3774	19120523	20.73	Decomm. Services	2.00%
016-111-06	Undine	MS 4498	19231210	11.72	Decomm. Services	2.00%
	Total Patented			**611.93**		

Project 18-061 (S-K 1300) 161 **BEHRE DOLBEAR**

Dayton Consolidated Report
Effective Date: November 1, 2022

TABLE A.1.3 COMSTOCK EXPLORATION AND DEVELOPMENT LLC (FEE PARCELS)		
CLAIM_ID	**CLAIM_NAME**	**ACRES**
008-091-02	Lot 276	0.27
016-121-10	Dondero 10	2.89
016-121-11	Dondero 11	0.94
016-121-12	Dondero 12	0.08
008-061-08	House/Comstock Lodes (surface)	1.56
008-091-09	Dayton Parcel	92.76
008-091-07	Lot 286	1.07
016-121-26	Wunderlich 1	19.82
016-121-27	Wunderlich 2	19.67
016-121-30	Wunderlich 5	90.65
016-121-29	Wunderlich 4	59.67
016-121-28	Wunderlich 3	39.73
016-151-07	Wunderlich 6	124.04
016-121-32	Highway Wedge	3.77
008-101-28	0 Dayton Toll Road	0.62
008-101-27	1505 Dayton Toll Road	3.72
	Total Fee	**461.27**

Project 18-061 (S-K 1300) 162 **BEHRE DOLBEAR**

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 163 BEHRE DOLBEAR APPENDIX 2.0 WELL LOG DETAILS AND WELL DRILLER’S LITHOLOGIC REPORTS

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 164 BEHRE DOLBEAR

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 165 BEHRE DOLBEAR

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 166 BEHRE DOLBEAR

Dayton Consolidated Report Effective Date: November 1, 2022 Project 18-061 (S-K 1300) 167 BEHRE DOLBEAR